                                                                   EXHIBIT 10.01




          ============================================================





                               PURCHASE AGREEMENT


                                    between


                          EURAMAX INTERNATIONAL, LTD.


                                      and

                                  ALUMAX INC.





                           Dated as of June 24, 1996





          ============================================================

                              TABLE OF CONTENTS

                                                                                                                     Page
                                                            ARTICLE I                                                ----

                                                   PURCHASE AND SALE OF SHARES


         1.1  Purchase and Sale of Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         1.2  Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.3  Consideration and Payment at the Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
         1.4  Certain Transactions to be Consummated Prior to or Concurrently with Closing  . . . . . . . . . . . . .   4


                                                        ARTICLE II

                                              PURCHASE PRICE AND ADJUSTMENTS

         2.1  Share Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         2.2  Purchase Price Adjustments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6


                                                       ARTICLE III

                                              REPRESENTATIONS AND WARRANTIES

         3.1  Representations and Warranties of the Seller  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         3.2  Representations and Warranties of Purchaser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37


                                                        ARTICLE IV

                                                        COVENANTS

         4.1  Interim Operation of the Sale Companies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         4.2  No Encumbrances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         4.3  Filings; Other Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         4.4  Access; Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         4.5  Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         4.6  Publicity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         4.7  Best Reasonable Efforts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         4.8  Other Offers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         4.9  Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         4.10  Notification of Certain Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         4.11  Employment Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         4.12  Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         4.13  Competition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         4.14  Use of Certain Names . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

                                                                                                                     Page
                                                                                                                     ----


         4.15  Certain Bank Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         4.16  Workers' Compensation Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         4.17  Financing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         4.18  Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         4.19  Capital Expenditures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62


                                                        ARTICLE V

                                                        CONDITIONS

         5.1  Conditions to Obligations of the Seller . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         5.2  Conditions to Obligations of Purchaser  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64


                                                        ARTICLE VI

                                                       TERMINATION

         6.1  Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         6.2  Effect of Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68


                                                       ARTICLE VII

                                                     INDEMNIFICATION

         7.1  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         7.2  Certain Limitations on Indemnification Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         7.4  Special Indemnity for Guarantees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  73


                                                       ARTICLE VIII

                                                       TAX MATTERS

         8.1  Section 338(h)(10) Elections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         8.2  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         8.3  Computation of Tax Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         8.4  Tax Returns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         8.5  Transfer Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         8.6  Contest Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         8.7  Post-Closing Actions Which May Affect the Seller's Liability for Taxes  . . . . . . . . . . . . . . . .  80
         8.8  Section 338(h)(10) Election and Determination and Allocation of Purchase Price and MADSP  . . . . . . .  80
         8.9  Purchaser's Claiming, Receiving or Using of Refunds and Overpayments  . . . . . . . . . . . . . . . . .  81

                                                                                                                     Page

         8.10  Termination of Tax Allocation Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         8.11  Assistance and Cooperation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         8.12  Maintenance of Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         8.13  Characterization of Indemnification Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         8.14  Computation of Losses Subject to Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         8.15  Resolution of Calculation Disputes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83


                                                        ARTICLE IX

                                                MISCELLANEOUS AND GENERAL

         9.1  Payment of Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         9.2  Registration Under the Restrictive Trade Practices Act 1976 . . . . . . . . . . . . . . . . . . . . . .  84
         9.3  Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         9.4  Modification and Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         9.5  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         9.6  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         9.7  Arbitration; Submission to Jurisdiction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         9.8  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         9.9  Entire Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         9.10  Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         9.11  Captions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         9.12  Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         9.13  Injunctive Relief  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88


Annex A . . . . . . . . . . . . . . . . .  Glossary of Defined Terms

Exhibit A . . . . . . . . . . . . . . . .  Asset Purchase Agreement
Exhibit B . . . . . . . . . . . . . . . .  Opinion of Counsel for Purchaser
Exhibit C . . . . . . . . . . . . . . . .  Opinion of Counsel for Seller
Exhibit D . . . . . . . . . . . . . . . .  Opinion of Special European Counsel
                                           for Seller
Exhibit E . . . . . . . . . . . . . . . .  Form of Distribution Agreement
Exhibit F . . . . . . . . . . . . . . . .  Plan of Leasehold and Freehold
                                           Property at Grangefield Estate
Exhibit G . . . . . . . . . . . . . . . .  Form of Signing Press Release

Schedule 2.2(b) . . . . . . . . . . . . .  Modifications to GAAP
Schedule 3.1(a) . . . . . . . . . . . . .  Subsidiaries and Equity Investments
Schedule 3.1(d)(i)  . . . . . . . . . . .  Governmental Consents,
                                           Registrations, Approvals, Permits
                                           or Authorizations
Schedule 3.1(d)(ii) . . . . . . . . . . .  Required Consents

Schedule 3.1(f) . . . . . . . . . . . . .  Changes in Business
Schedule 3.1(g) . . . . . . . . . . . . .  Liabilities
Schedule 3.1(h) . . . . . . . . . . . . .  Real Property
  Annex to Schedule 3.1(h)
Schedule 3.1 (h)(x) . . . . . . . . . . .  Property Lease Liabilities -
                                           United Kingdom
Schedule 3.1(i) . . . . . . . . . . . . .  Personal Property
Schedule 3.1(k) . . . . . . . . . . . . .  Intellectual Property
Schedule 3.1(l) . . . . . . . . . . . . .  Personnel
Schedule 3.1(m)(i)  . . . . . . . . . . .  Employee Benefit Plans
Schedule 3.1(m)(ii) . . . . . . . . . . .  Certain Exceptions to ERISA
                                           Compliance
Schedule 3.1(m)(iv) . . . . . . . . . . .  Funding Deficiencies
Schedule 3.1(m)(vi) . . . . . . . . . . .  Retiree Obligations
Schedule 3.1(m)(viii) . . . . . . . . . .  Pension Schemes
Schedule 3.1(m)(x)  . . . . . . . . . . .  Contributions to the U.K. Pension
                                           Scheme
Schedule 3.1(m)(xi) . . . . . . . . . . .  Compliance: U.K. Pension Scheme
Schedule 3.1(m)(xii)  . . . . . . . . . .  Documents Relating to the UK
                                           Pension Scheme
Schedule 3.1(m)(xiii) . . . . . . . . . .  Objections to "Normal Retirement Age"
Schedule 3.1(m)(xiv). . . . . . . . . . .  Changes to UK Pension Scheme Since
                                           the Effective Date of the Last
                                           Actuarial Valuation
Schedule 3.1(m)(xvi). . . . . . . . . . .  Dutch Employees
Schedule 3.1(m)(xvii) . . . . . . . . . .  Dutch Employees Not Covered by
                                           Pension Scheme
Schedule 3.1(n) . . . . . . . . . . . . .  Licenses, Permits and Registration;
                                           Compliance with Laws
Schedule 3.1(o) . . . . . . . . . . . . .  Lawsuits, Proceedings and
                                           Investigations
Schedule 3.1(p) . . . . . . . . . . . . .  Material Contracts
Schedule 3.1(q) . . . . . . . . . . . . .  Tax Matters
Schedule 3.1(s) . . . . . . . . . . . . .  Brokers and Finders
Schedule 3.1(t) . . . . . . . . . . . . .  Sufficiency of Assets
Schedule 3.1(v) . . . . . . . . . . . . .  Collective Bargaining Agreements
Schedule 3.1(w) . . . . . . . . . . . . .  Environmental Matters
Schedule 3.1(x) . . . . . . . . . . . . .  Customers and Suppliers
Schedule 3.1(y) . . . . . . . . . . . . .  Books and Records
Schedule 3.2(c) . . . . . . . . . . . . .  Governmental Filings by Purchaser
Schedule 4.1  . . . . . . . . . . . . . .  Terminated Guarantees and
                                           Obligations
Schedule 4.1(c) . . . . . . . . . . . . .  Planned Capital Expenditures
Schedule 4.1(iii) . . . . . . . . . . . .  Changes in Benefit Plans
Schedule 4.11(a)  . . . . . . . . . . . .  Employment Agreements
Schedule 4.11(c). . . . . . . . . . . . .  Existing Employee Benefits of U.S.
                                           Transferred Employees
Schedule 4.11(e). . . . . . . . . . . . .  Existing Employee Benefits of
                                           European Transferred Employees
Schedule 4.12 . . . . . . . . . . . . . .  Assumed Benefit Plans

Schedule 4.13 . . . . . . . . . . . . . .  Key Employees
Schedule 4.15(a)  . . . . . . . . . . . .  List of Bank Accounts
Schedule 4.15(b)  . . . . . . . . . . . .  Aggregate Balances in Bank Accounts
Schedule 4.17 . . . . . . . . . . . . . .  Financing
Schedule 5.2(d) . . . . . . . . . . . . .  List of Consents
Schedule 5.2(f) . . . . . . . . . . . . .  Required Corporate or Other Actions
Schedule 5.2(l) . . . . . . . . . . . . .  Intellectual Property to be
                                           Assigned
Schedule 7.3(a) . . . . . . . . . . . . .  Non-assumed Environmental Sites
Schedule 7.3(b) . . . . . . . . . . . . .  Other Disposal Sites
Schedule 7.3(c) . . . . . . . . . . . . .  Potential Compliance Issues
Schedule 7.3(d) . . . . . . . . . . . . .  French Environmental Matters
Schedule 7.3(e) . . . . . . . . . . . . .  Other Environmental Matters
Schedule 7.4  . . . . . . . . . . . . . .  Indemnified Guarantees
Schedule 8.8  . . . . . . . . . . . . . .  Allocation of Share Purchase Price

                               PURCHASE AGREEMENT


                 PURCHASE AGREEMENT (hereinafter called this "Agreement"), dated as of June 24, 1996, between Euramax International, Ltd., a corporation organized under the laws of England and Wales (the "Purchaser"), and ALUMAX INC. (the "Seller"), a Delaware corporation and the sole stockholder of each of Alumax Fabricated Products, Inc., a Delaware corporation ("AFP"), Alumax Holdings Limited, a corporation organized under the laws of England and Wales ("Alumax Holdings") and Alumax Europe BV, a corporation organized under the laws of the Netherlands ("Alumax Europe").


                                    RECITALS

                 WHEREAS, the Seller owns (i) all of the issued and outstanding shares of capital stock of AFP (the "AFP Shares"), (ii) all of the issued and outstanding shares of capital stock of Alumax Holdings (the "Alumax Holdings Shares") and (iii) all of the issued and outstanding shares of capital stock of Alumax Europe (the "Alumax Europe Shares");

                 WHEREAS, Alumax Europe owns all of the issued and outstanding shares of capital stock, other than nominee and directors' qualifying shares, of Alumax Holdings S.A., a corporation organized under the laws of France ("Holdings S.A."), and Holdings S.A. owns all of the issued and outstanding shares of capital stock (the "Alumax France Shares" and, collectively with the AFP Shares, the Alumax Holdings Shares and the Alumax Europe Shares, the "Shares"), other than nominee and directors' qualifying shares as set forth on
Schedule 3.1(a), of Alumax Industries S.A., a corporation organized under the laws of France ("Alumax France");

                 WHEREAS one of AFP, Alumax Holdings, Alumax Europe or Alumax France, as the case may be, owns (or, in the case of Home Products, as defined in Section 1.4 hereof, will own upon consummation of the transactions contemplated by Section 1.4 hereof), directly or indirectly, all of the outstanding shares of capital stock (other than directors' qualifying shares as set forth on Schedule 3.1(a)) of the subsidiaries identified in Schedule 3.1(a) as being owned by it (the subsidiaries identified in said Schedule 3.1(a) as being owned by AFP, Alumax Holdings, Alumax Europe and Alumax France, other than those identified therein as "Retained Subsidiaries," are referred to as the "AFP Subsidiaries," "Alumax Holdings Subsidiaries," the "Alumax

Europe Subsidiary" and the "Alumax France Subsidiary," respectively, and are collectively referred to as the "Subsidiaries"; AFP and the AFP Subsidiaries are referred to as the "U.S. Sale Companies"; Alumax Holdings, Alumax Europe, Alumax France, Alumax Holdings Subsidiaries, the Alumax Europe Subsidiary and the Alumax France Subsidiary are collectively referred to as the "European Sale Companies"; and the U.S. Sale Companies and the European Sale Companies are collectively referred to as the "Sale Companies");

                 WHEREAS, the Purchaser desires to purchase or cause certain of its direct or indirect wholly-owned subsidiaries to purchase, and the Seller desires to sell, directly or, in the case of the Alumax France Shares, through Holdings S.A., the Shares upon the terms and subject to the conditions of this Agreement;

                 NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the Seller and Purchaser hereby agree as follows:


                                   ARTICLE I

                          PURCHASE AND SALE OF SHARES

                 1.1 Purchase and Sale of Shares. Upon the terms and subject to the conditions of this Agreement, (a) the Seller agrees to sell, transfer and assign to Purchaser and Purchaser agrees to purchase, all right, title and interest in and to the Alumax Holdings Shares, (b) the Seller agrees to cause Holdings S.A. and the minority stockholders of Alumax France to sell, transfer and assign to a newly formed indirect wholly owned subsidiary of Purchaser to be organized under the laws of France ("French Newco"), and Purchaser agrees to cause French Newco (or designated nominees or directors in accordance with Section 3.1(c)(iii)) to purchase, all right, title and interest in and to the Alumax France Shares, (c) upon consummation of the transactions described in clause (b) of this Section 1.1 and in Section 1.4(e) hereof, the Seller agrees to sell, transfer and assign to a newly formed indirect wholly owned subsidiary of Purchaser to be organized under the laws of the Netherlands ("Dutch Newco"), and Purchaser agrees to cause Dutch Newco to purchase, all right, title and interest in and to the Alumax Europe Shares, and (d) the Seller agrees to sell, transfer and assign to a newly formed wholly owned subsidiary of Purchaser to be organized under the laws of the State of Delaware ("U.S. Newco" and, collectively with Dutch Newco and French Newco, the "Subsidiary Purchasers"), and Purchaser agrees to cause U.S. Newco to purchase, all right, title and interest in and to the AFP Shares, in each case free and clear of any lien, claim, charge, encumbrance, pledge, security interest or restriction on transfer, other than as provided in Section 3.1(c) hereof.

                 1.2  Closing.    Subject to Article V and Section 6.1 hereof,
the closing of the purchase and sale of the Shares shall take place at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York, (a) on the business day on which all of the conditions set forth in Article V hereof shall have been fulfilled or waived in accordance with this Agreement and applicable law (but if such day is not immediately followed by another business day, then on the next business day thereafter which is immediately followed by another business day), or (b) at such other time, date and/or place as the Seller and Purchaser may agree. The date and time at which such purchase and sale actually occurs is referred to as the "Closing Date," and upon the actual occurrence of such purchase and sale, the closing thereof ("Closing") shall be deemed to have occurred on such date at 11:58 P.M. Paris time with respect to the Alumax France Shares, at 11:59 P.M. New York time with respect to the AFP Shares, at 10:59 P.M. London time with respect to the Alumax Holdings Shares and at 11:59 P.M. Paris time with respect to the Alumax Europe Shares.

                 1.3 Consideration and Payment at the Closing. Upon the terms and subject to the conditions of this Agreement, on the Closing Date:

                 (a) Purchaser shall as agent for French Newco, or shall cause French Newco to, deliver to the Seller an amount in cash to be agreed upon pursuant to Section 8.8 as the portion of the purchase price allocated to the Alumax France Shares (the "Alumax France Purchase Price"), and Purchaser shall (as agent for U.S. Newco to the extent of the portion of the purchase price allocated to the Alumax France Shares pursuant to Section 8.8) deliver to the Seller an aggregate amount in cash equal to the Initial Purchase Price (as defined in Section 2.1 hereof) less the Alumax France Purchase Price, in each case by means of wire transfers to the bank account or bank accounts designated in writing by the Seller one business day prior to Closing, and Purchaser or a Subsidiary Purchaser shall countersign any documents referred to in Section 1.3(b) which require execution by it.

                 (b) The Seller shall deliver or, in the case of the Alumax France Shares, cause Holdings S.A. and the minority stockholders of Alumax France to deliver, to Purchaser or one of the Subsidiary Purchasers (or designated nominees or directors in accordance with Section 3.1(c)(iii), in the case of Alumax France), as the case may be, (i) certificates representing the AFP Shares duly endorsed in blank with stock powers attached duly executed in blank, in proper form for transfer, (ii) in the case of the Alumax Holdings Shares, duly executed stock transfer forms together with the share certificates relating thereto, (iii) in the case of the Alumax France Shares, duly executed share transfer forms ("ordres de mouvement de titres") and (iv) in the case of the Alumax Europe Shares, a notarial deed of transfer executed by the Seller, Purchaser or Dutch Newco and Alumax Europe effecting such sale and purchase of the Alumax Europe Shares together with a certificate of the inscription of the stock ledger ("aandeelhoudersregister") of Alumax Europe to record the transfer of the shares of Alumax Europe from the Seller to Purchaser or Dutch Newco, (duly signed by the management of Alumax Europe), and (v) all other documents required to be delivered by the Seller or Holdings S.A. to Purchaser or any Subsidiary Purchaser on the Closing Date pursuant to the terms hereof.

                 1.4 Certain Transactions to be Consummated Prior to or Concurrently with Closing.

                 (a) The Seller shall, prior to the Closing Date, cause AFP to form a corporation organized under the laws of the State of Delaware, to be named "Euramax Home Products, Inc." ("Home Products"), and thereupon shall cause each of Alumax Aluminum Corporation, a Delaware corporation wholly owned by Seller ("AAC"), and Home Products to duly execute and deliver to the other an Asset Purchase Agreement in the form of Exhibit A hereto (the "Asset Purchase Agreement"), pursuant to which AAC shall sell and deliver to Home Products all of the assets and liabilities referred to therein as comprising AAC's Home Products Division.

                 (b) The Seller shall, prior to the Closing Date, cause each of Alumax Holdings and Alumax Europe to declare as a dividend, sell or otherwise transfer or cause to be transferred to the Seller (or any subsidiary thereof designated by the Seller) all shares or other interests owned by it of each of the corporations or other entities identified in Schedule 3.1(a) as the "Retained Subsidiaries," other than Holdings S.A.

                 (c) Immediately prior to the Closing Date, (i) the Seller and its subsidiaries other than the Sale Companies on the one hand and the Sale Companies on the other shall execute and deliver to the other such instruments and documents as may be necessary (x) to eliminate any intercompany balances and obligations between the Sale Companies, on the one hand, and the Seller and its subsidiaries other than the Sale Companies, on the other, and (y) to cancel or otherwise eliminate all obligations under the Note of AFP referred to in the Asset Purchase Agreement, and (ii) all insurance coverage maintained by the Seller in respect of the Sale Companies, any of their assets or their businesses will cease to be available to the Sale Companies.

                 (d)  Immediately following the delivery of the Alumax
France Shares pursuant to Section 1.3(b) but prior to the delivery of the Alumax Europe Shares pursuant to Section 1.3(b), the Seller shall cause Alumax Europe to declare as a dividend, sell or otherwise transfer to the Seller or any subsidiary of the Seller designated by the Seller all shares or other interests owned by it of Holdings S.A., and all outstanding shares of Holdings S.A. held by directors or nominees shall be transferred to persons designated by the Seller.


                                   ARTICLE II

                         PURCHASE PRICE AND ADJUSTMENTS

                 2.1 Share Purchase Price. The initial purchase price for the Shares to be paid at the Closing Date pursuant to Section 1.3 hereof shall be U.S. $245 million, plus (i) an amount equal to the sum of (a) all cash and cash equivalents (other than cash in the Bank Accounts (as defined in Section 4.15(b)) on the books of any of the Sale Companies as of the Closing and (b) the aggregate of the balances shown on Schedule 4.15(b), plus (ii) the Estimated Combined Working Capital (as defined in Section 2.2(c) hereof), less
(iii) the Initial Combined Working Capital (as defined in Section 2.2(c) hereof), less (iv) the Funded Debt (as defined below) of the Sale Companies outstanding as of the Closing (the "Initial Purchase Price"), in cash. The Initial Purchase Price shall be adjusted subsequent to the Closing under the circumstances and by reference to the procedures described in Section 2.2 hereof. "Funded Debt" shall mean, without duplication, the aggregate amount of all indebtedness for borrowed money, including, without limitation, all principal and interest due and owing, together with any premiums, fees, expenses, overdrafts or penalties, under revolving facilities, term loans or otherwise, all obligations under letters of credit and guarantees with respect to any of the foregoing (other than letters of credit issued or made by one Sale Company for the benefit of another Sale Company or guarantees issued or made by one Sale Company to the extent so issued or made for the benefit of any Sale Company and other than guarantees for which the Seller has indemnified Purchaser under Section 7.4 hereof) and all capitalized lease obligations, but excluding any indebtedness or obligations to the Seller or any of its subsidiaries (other than the Sale Companies) which will be eliminated at Closing and any indebtedness or obligation to any other Sale Company.

                 2.2  Purchase Price Adjustments.

                 (a) If the Initial Purchase Price exceeds the Final Purchase Price (as hereinafter defined), then the Seller shall pay to Purchaser the amount by which the Initial Purchase Price exceeds the Final Purchase Price, plus interest accruing thereon at the prime commercial lending rate (base rate) announced from time to time by Citibank, N.A. (the "Prime Rate") from the Closing to the date such payment is made. If the Final Purchase Price exceeds the Initial Purchase Price, then Purchaser shall pay to the Seller the amount, not exceeding U.S.$2,000,000, by which the Final Purchase Price exceeds the Initial Purchase Price, plus interest accruing thereon at the Prime Rate from the Closing to the date such payment is made. The adjustment payment required by this Section 2.2(a) shall be made by the Seller or Purchaser, as the case may be, within fifteen business days after the Final Purchase Price is determined pursuant to Section 2.2(b) hereof.

                 (b)  Determination of Final Purchase Price.

                 (i) As soon as practicable following the Closing Date, but in any event within 60 business days thereafter, Coopers & Lybrand LLP (Atlanta), acting in its capacity as the Seller's independent auditors ("C&L"), at the direction of the Seller, shall prepare and deliver to Purchaser and Coopers & Lybrand LLP (New York), acting in its capacity as Purchaser's independent auditors ("Purchaser Auditors"), an audited combined balance sheet of the Sale Companies, as of the Closing (the "Closing Balance Sheet"). Purchaser shall provide to the Seller and C&L reasonable access to all necessary books and records to perform such audit and to review or investigate disputes regarding the Closing

         Balance Sheet, provided that Purchaser Auditors may be present at any audit conducted by C&L of physical inventory so long as Purchaser
         Auditors do not interfere with such audit.   The Closing Balance Sheet
         shall be prepared in accordance with United States generally accepted accounting principles ("GAAP"), modified (A) to exclude all assets and liabilities relating to income Taxes, (B) to include as payables all payables for which checks were drawn but had not cleared as of the relevant time of determination, and (C) otherwise as described in
         Schedule 2.2(b) ("Modified GAAP") applied in a manner consistent with the Balance Sheet, and shall be accompanied by a report thereon of C&L, which report shall state that in C&L's opinion the Closing Balance Sheet has been prepared in accordance with Modified GAAP, and that the Closing Balance Sheet fairly presents, in all material respects, the financial position of the Sale Companies as of the Closing. In connection with the preparation of the Closing Balance Sheet, (x) all known arithmetic errors in the Balance Sheet shall be taken into account, and (y) no changes in accounting principles, policies, practices, procedures or methodologies shall be made from those utilized in preparing the Balance Sheet (other than with respect to the cash in the Bank Accounts), including, without limitation, with respect to the nature and classification of accounts or the determination of the level of reserves, accruals or materiality. The Seller, within 10 business days of acceptance of the Closing Balance Sheet by Purchaser in accordance with the procedures set forth in
         Section 2.2(b)(ii) hereof, shall based thereon prepare and deliver to Purchaser a schedule setting forth the Final Purchase Price, to be computed in accordance with the provisions of Section 2.2(c) hereof.

                 (ii) Purchaser and Purchaser Auditors may review the Closing Balance Sheet and the Seller shall cause C&L to make its work papers and all other documents used in preparation of the Closing Balance Sheet available to Purchaser and Purchaser Auditors. The Closing Balance Sheet reported upon by C&L shall be binding and conclusive upon, and deemed accepted by, Purchaser unless Purchaser shall have notified the Seller of any and all objections thereto not later than 45 business days after delivery thereof. Any dispute relating to the Closing Balance Sheet which cannot be resolved within 5 business days after the delivery of the notice referred to in this
         Section 2.2(b)(ii) (the "Referral Date") shall, together with all other such disputes, be referred no later than 15 business days after the Referral Date for decision by Robert Henley of Ernst & Young LLP (Richmond, Virginia) or, if unavailable, a mutually agreeable auditor with a nationally recognized accounting firm (the "Auditor"), whom the parties agree shall be appointed to render final and binding determinations with respect to such disputes. The Auditor shall establish procedures giving due regard to the intention of the parties to resolve disputes as quickly, efficiently and inexpensively as possible. The parties shall then submit evidence in accordance with the procedures so established and the Auditor shall decide the dispute or disputes in accordance therewith by selecting from either the Seller's position or the Purchaser's position with respect to each such dispute. The Auditor's decision on all matters referred to the Auditor shall be rendered in the form of a written opinion using the definitions and terms used in this Agreement within 45 business days following the date such matters are referred to the Auditor and thereupon the Closing Balance Sheet, as modified to reflect the Auditor's determinations, shall be deemed accepted by the Purchaser and such determinations shall be final and binding on the parties hereto and enforceable as an arbitration award pursuant to the Federal Arbitration Act. The fee of the Auditor shall be borne by the parties in such proportion as the Auditor may determine and, in the absence of such determination, equally.

                 (c) As used in this Agreement, the "Final Purchase Price" shall be an amount equal to (i) the Initial Purchase Price plus (ii) the Final Combined Working Capital (as hereinafter defined), less (iii) the Estimated Combined Working Capital (as hereinafter defined). "Combined Working Capital" shall mean, at the relevant time of determination, an amount equal to the total current assets (exclusive of cash, cash equivalents, and intercompany balances between the Sale Companies, on the one hand, and the Seller and its subsidiaries other than the Sale Companies, on the other) less the current liabilities (excluding intercompany balances between the Sale Companies, on the one hand, and the Seller and its subsidiaries other than the Sale Companies, on the other, and excluding any Funded Debt reflected therein), in each case as determined in accordance with Modified GAAP and as reflected in the applicable balance sheet; for avoidance of doubt, the cash in the Bank Accounts shall be excluded from the calculation of Combined Working Capital. "Initial Combined Working Capital" shall mean the Combined Working Capital as determined based on the

Balance Sheet. "Final Combined Working Capital" shall mean the Combined Working Capital as determined based on the Closing Balance Sheet. "Estimated Combined Working Capital" shall mean the Combined Working Capital as of the Closing, estimated in good faith by the Seller and set forth in a schedule delivered to Purchaser not less than ten business days prior to the Closing Date; provided, however, that if Purchaser, acting in good faith, objects to such estimate by notice delivered to Seller not less than eight business days prior to the Closing Date, and the parties cannot agree on an estimate by not less than one business day prior to the Closing Date, the "Estimated Combined Working Capital" shall be deemed to be equal to the Combined Working Capital based on the latest available interim balance sheets for the Sale Companies prepared at month-end in accordance with Modified GAAP, it being understood that the Seller shall not be required to prepare any such combined balance sheet as of any end of the month occurring less than 20 days before the Closing Date. Notwithstanding the foregoing, however, Purchaser may elect, by written notice to the Seller given not less than seven business days prior to the Closing Date, to limit the Estimated Combined Working Capital and Final Combined Working Capital to an amount not to exceed the Initial Combined Working Capital by more than U.S.$2,000,000.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                 3.1 Representations and Warranties of the Seller. The Seller hereby represents and warrants to Purchaser as follows:

                 (a) Organization and Qualification. Each of the Seller, AAC and the U.S. Sale Companies is (or, in the case of Home Products, at the Closing Date will be) a corporation duly organized, validly existing and in good standing, to the extent such concepts are recognized in such jurisdictions, under the laws of its jurisdiction of incorporation. Each of the European Sale Companies has been duly incorporated and is validly existing and no order has been made or petition presented or resolution passed for the winding up of any of such entities or for an administration order in respect thereof or for the statutory merger of such entities with other entities, and no receiver or administrative receiver has been appointed and no voluntary arrangement has been proposed under Section 1 of the Insolvency Act 1986 nor any other bankruptcy, moratorium or insolvency proceeding in respect thereof. Each of the European Sale Companies has complied in all material respects with its statutory obligations to prepare and file accounts in the jurisdiction in which it is registered. The Sale Companies are (or, in the case of Home Products, at the Closing Date will be) each qualified to do business and in good standing as a foreign corporation in each jurisdiction, to the extent such concepts are recognized in such jurisdictions, where the properties owned, leased or operated, or the business conducted, by it require such qualification, except for any such failure which when taken together with all other such failures is not reasonably likely to have a material adverse effect on the financial condition, business or operations of (i) the U.S. Sale Companies, taken as a whole (as to matters relating to any of the U.S. Sale Companies), or (ii) the European Sale Companies, taken as a whole (as to matters relating to any of the European Sale Companies). The Sale Companies have no subsidiaries or equity investments other than those set forth on Schedule 3.1(a). Each of the Sale Companies has (or, in the case of Home Products, at the Closing Date will have) the requisite corporate (and other) power and authority to own its properties and carry on its business as it is now being conducted by such Sale Company (or, in the case of Home Products, by AAC). The Seller has made available to Purchaser a complete and correct copy of the certificate of incorporation and by-laws or memorandum and articles of association (or other comparable governing instruments), each as amended to date, of each of the Seller, AAC and the Sale Companies (other than Home Products). Each of the certificates of incorporation and by-laws, memoranda and articles of association and other comparable governing instruments, if any, so delivered are in full force and effect. Neither Alumax Holdings nor any of the Alumax Holdings Subsidiaries has given any "financial assistance" as defined in Section 152(1) of the Companies Act 1985 in any manner which amounts to a criminal offense under the U.K. Companies Act 1985.

                 (b) Authority. Subject to the approval of the Board of Directors of the Seller at its meeting scheduled to be held on June 27, 1996 (the "Board Approval"), the execution and delivery of this Agreement have been duly authorized by the Board of Directors of the Seller and/or by a committee thereof duly authorized to act on its behalf. Subject to the Board Approval, the Seller has the legal capacity and authority to enter into this Agreement and to consummate the transactions herein contemplated and otherwise carry out its obligations hereunder. Subject to the Board Approval, the Seller has, and each of AAC,

Holdings S.A. and the Sale Companies has or will have, the legal capacity and authority to enter into each other agreement or instrument to be executed in connection herewith and to consummate the transactions therein contemplated and otherwise carry out its obligations thereunder. Subject to the Board Approval, this Agreement has been, and such other agreements and instruments will be, duly and validly executed by the Seller, AAC, Holdings S.A. or one or more Sale Companies, as the case may be; and, subject to the Board Approval, this Agreement constitutes, and each such other agreement and instrument (to the extent intended by the parties to be a binding agreement) will constitute, a valid and binding agreement of the Seller, AAC, Holdings S.A. or such Sale Company or Companies, as the case may be, enforceable in accordance with its terms.

                 (c) Authorized Capital of AFP, Alumax Holdings, Alumax Europe and Alumax France.

                 (i) The authorized capital stock of AFP as of the date hereof consists of 1000 shares of Common Stock, U.S. $10.00 par value per share, of which 100 shares, comprising all of the AFP Shares, are issued and outstanding. The authorized capital stock of Alumax Holdings as of the date hereof consists of 1,000,000 shares of Common Stock, L.1 par value per share, of which 1,000,000 shares, comprising all of the Alumax Holdings Shares, are issued and outstanding. The authorized capital stock of Alumax Europe as of the date hereof consists of 50,000 shares of Common Stock, NLG 100 par value per share, of which 10,002 shares, comprising all of the Alumax Europe Shares, are issued and outstanding. The capital stock of Alumax France as of the date hereof consists of 60,000 shares of Common Stock, FF 100 par value per share, of which 60,000 shares, comprising all of the Alumax France Shares, are issued and fully paid up. The Shares have been duly authorized and are validly issued, fully paid and nonassessable, and all of the Shares are owned of record and beneficially by the Seller (except with respect to the Alumax France Shares, which are owned of record and beneficially by Holdings S.A. other than to the extent set forth in Schedule 3.1(a) with respect to nominee and directors' qualifying shares), free and clear of any lien, claim, charge, encumbrance, pledge, security interest or restriction on transfer, except as expressly provided in the applicable governing documents of the Sale Companies heretofore provided to Purchaser in accordance with Section 3.1(a) hereof. Upon delivery of the Shares and payment therefor pursuant hereto, good and valid title to such Shares, free and clear of any lien, claim, charge, encumbrance, pledge, security interest or restriction on transfer, except as expressly provided in the applicable governing documents of the Sale Companies heretofore provided to Purchaser in accordance with Section 3.1(a) hereof, will pass to Purchaser or a Subsidiary Purchaser, as applicable, or a nominee thereof as set forth in paragraph (iii) of this Section 3.1(c) and subject to the payment of any Transfer Taxes (as defined in Section 8.5 hereof).

                 (ii) All of the issued and outstanding shares of capital stock of each of the Subsidiaries have been (or, with respect to the issued and outstanding shares of capital stock of Home Products (the "Home Products Shares"), at the Closing Date will be) duly authorized and are (or, with respect to the Home Products Shares, at the Closing Date will be) validly issued, fully paid and nonassessable, and are (or, with respect to the Home Products Shares, at the Closing Date will be) owned (except as indicated on Schedule 3.1(a)) by AFP, Alumax Holdings, Alumax Europe or Alumax France, as the case may be, in each case free and clear of any lien, claim, charge, encumbrance, pledge, security interest or restriction on transfer, except as expressly provided in the applicable governing documents of the Sale Companies heretofore provided to Purchaser in accordance with Section 3.1(a) hereof. There are no existing options, warrants, calls, rights or commitments of any character of the Sale Companies relating to the issuance of capital stock thereof or to the issuance of any securities or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire from any of the Sale Companies, any shares of capital stock or other securities or obligations of any of the Sale Companies convertible into capital stock, and no such securities or obligations, or other securities or obligations relating to the capital stock of any of the Sale Companies, including without limitation stock appreciation rights, phantom stock or similar rights, are outstanding. Neither the Seller nor any of the Sale Companies has granted any proxies with respect to any shares of capital stock of the Sale Companies, deposited any such shares into a voting trust or entered into any voting agreement with respect to any such shares.

                 (iii) Upon the Closing Date, all Shares and shares of Subsidiaries indicated on Schedule 3.1(a) as being held by nominees or directors will be delivered to Purchaser or a Subsidiary Purchaser or its designated nominee or director, free and clear of any lien, claim, charge, encumbrance, pledge, security interest or restriction on transfer, except as expressly provided in the applicable governing documents of the Sale Companies heretofore provided to Purchaser in accordance with Section 3.1(a) hereof.

                 (d)  Governmental Filings and Consents; No Violations.

                 (i) Except as set forth on Schedule 3.1(d)(i), to the Seller's best knowledge, no notices or other filings are required to be made by the Seller, Holdings S.A. or any of the Sale Companies with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by the Seller, Holdings S.A. or any of the Sale Companies from, any governmental or regulatory authorities in connection with the execution and delivery by the Seller of this Agreement and the execution and delivery by Seller or, if applicable, AAC, Holdings S.A. or any Sale Company, of each other agreement or instrument to be executed in connection herewith, and the consummation by the Seller or, if applicable, any Sale Company, of the transactions contemplated hereby or thereby, the failure to make or obtain any or all of which is (A) reasonably likely to have a material adverse effect on the financial condition, business or operations of
         (x) the U.S. Sale Companies, taken as a whole (as to matters relating to any of the U.S. Sale Companies), or (y) the European Companies, taken as a whole (as to matters relating to any of the European Sale Companies), or (B) is reasonably likely to prevent, materially delay or materially burden the transactions contemplated by this Agreement.

                 (ii) Except as set forth in Schedule 3.1(d)(ii), the execution and delivery of this Agreement by the Seller do not, and the consummation by the Seller, AAC, Holdings S.A. and the Sale Companies of the transactions contemplated by this Agreement will not, constitute or result in (A) any breach or violation of, or a default under, the acceleration of or the creation of a lien, pledge, security interest or other encumbrance on assets (with or without the giving of notice or the lapse of time) pursuant to any Leases (as defined in Section 3.1(h) hereof) or Material Contracts (as defined in
         Section 3.1(p) hereof) of the Sale Companies or any law, rule, ordinance or regulation or judgment, decree, order, award or governmental permit or license to which the Seller, AAC, Holdings S.A. or any of the Sale Companies is subject, except, in any such case, for such as is not reasonably likely to have a material adverse effect on the financial condition, business or operations of (x) the U.S. Sale Companies, taken as a whole (as to matters relating to any of the U.S. Sale Companies), or (y) the European Sale Companies, taken as a whole (as to matters relating to any of the European Sale Companies), and is not reasonably likely to prevent, materially delay or materially burden the transactions contemplated by this Agreement, or (B) a breach or violation of, or default under, the certificate of incorporation or by-laws of the Seller, Holdings S.A., AAC or any of the Sale Companies. Schedule 3.1(d)(ii) sets forth, to the Seller's best knowledge, a list of any consents required under any Leases or Material Contracts to be obtained prior to consummation of the transactions contemplated by this Agreement.

                 (e) Financial Statements. The Seller has prior to the date hereof delivered to Purchaser a copy of the audited combined special purpose statement of net operating assets of the Sale Companies, as of December 31, 1995 (the "Balance Sheet"), and the related special purpose statements of operating earnings and of operating cash flows for the year then ended (together with the Balance Sheet, the "Financial Statements"), together with the report thereon of C&L. The Financial Statements have been prepared in accordance with the accounting books and records of the Sale Companies; the Balance Sheet has been prepared in accordance with Modified GAAP and the Income Statement and Statement of Cash Flows included in the Financial Statements have been prepared in accordance with GAAP, except as disclosed in the auditor's report thereon or in the Financial Statements (including the footnotes thereto); and the Financial Statements present fairly the combined financial condition of the Sale Companies as of December 31, 1995 and the combined results of operations for the period then ended.

                 (f) Material Adverse Change. Since December 31, 1995, there has been no material adverse change in the combined financial condition, business or operations of (A) the U.S. Sale Companies, taken as a whole (as to matters relating to any of the U.S. Sale Companies), or (B) the European Sale Companies, taken as a whole (as to matters relating to any of the European Sale Companies). Without limiting the generality of the foregoing, except (i) as set forth in Schedule 3.1(f), (ii) as disclosed in or contemplated by the monthly Interim Operations Report of the Sale Companies and interim financial statements with respect to the Sale Companies heretofore delivered to Purchaser, and (iii) in furtherance of or in connection with the transactions contemplated by Sections 1.4 and 4.1 hereof, since December 31, 1995, (x) the Sale Companies have conducted their business only in, and have not engaged in any material transaction other than in accordance with, the ordinary course of such business, consistent with past practice, and (y) there has not been:

                   (i) any amendment to any Sale Company's certificate of incorporation, bylaws or memorandum or articles of association (or other comparable governing instruments), as applicable;

                  (ii) any incurrence of indebtedness or guarantees of indebtedness (x) by any U.S. Sale Company that is material to the U.S. Sale Companies, taken as a whole, or (y) by any European Sale Company that is material to the European Sale Companies, taken as a whole, other than (A) purchase money mortgages granted in the ordinary course of business consistent with past practice and (B) accounts payable arising in the ordinary course of business, consistent with past practice;

                 (iii) any granting of a material increase in compensation payable, or to become payable, to any employee who, pursuant to
         Section 4.11 or otherwise with respect to the European Sale Companies, continues in the employment of Purchaser or one of the Sale Companies after Closing (a "Transferred Employee"), except for scheduled annual increases in accordance with past practice (which shall not exceed, in the aggregate, six percent of the aggregate salaries of all Transferred Employees); except under existing employment agreements or severance plans or other existing arrangements, any granting of any severance or termination pay (other than for accrued vacation pay) to, or entering into any employment or severance agreement with, any Transferred Employee; the establishment, adoption, entry into or amendment of any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust or fund for the benefit of any Transferred Employee in any way that materially increases the liability of any of the Sale Companies thereunder;

                  (iv) any issuance, sale or transfer of, or any agreement to issue, sell or transfer, any stock, bond, debenture, option, warrant, right or other similar corporate security of any of the Sale Companies or Subsidiaries, except as contemplated by this Agreement;

                   (v) any declaration or payment of any dividend or other distribution, or the transfer of any assets, to the Seller, except in the ordinary course of business;

                  (vi) any change by the Seller or any of the Sale Companies in accounting principles, practices or methods (other than in connection with the preparation of the Balance Sheet and the Closing Balance Sheet, as described in Sections 2.2 and 3.1(e) hereof) or cash management practices;

                 (vii) any forgiveness of any material debt of another party due to the Sale Companies (other than as contemplated by this Agreement);

                (viii) except in the ordinary course of business, consistent with past practice, (A) any sale, transfer or other disposal of any properties or assets, real, personal or mixed, which have an aggregate book value in excess of U.S. $250,000, or (B) any mortgaging or encumbering of any properties or assets, real, personal or mixed, which have an aggregate book value in excess of U.S. $100,000;

                  (ix) any material adverse changes in relationships with the customers and suppliers listed on Schedule 3.1(x), or any material adverse changes in relationships with other customers and suppliers that are material to (i) the U.S. Sale Companies, taken as a whole (as to matters relating to any of the U.S. Sale Companies), or (ii) the European Sale Companies, taken as a whole (as to matters relating to any of the European Sale Companies);

                   (x) except in the ordinary course of business, consistent with past practice, or as necessary to consummate the transactions contemplated hereby, the entering into or amending of any Material Contract; or

                  (xi) except in the ordinary course of business, consistent with past practice, any oral or written directive issued by the Seller or any of its subsidiaries to any of the Sale Companies restricting capital expenditures in accordance with the ordinary course of business, consistent with past practice; or

                 (xii) any commitment by the Seller, AAC, Holdings S.A. or any of the Sale Companies to do any of the foregoing.

                 (g) Undisclosed Liabilities. There exist no liabilities or obligations, secured or unsecured (whether absolute, accrued, contingent or otherwise), of (i) any of the U.S. Sale Companies that are material to the U.S. Sale Companies, taken as a whole, or (ii) any of the European Sale Companies that are material to the European Sale Companies, taken as a whole, except such as were taken account of in the Balance Sheet or are disclosed in Schedule 3.1(f) or Schedule 3.1(g).

                 (h)   Real Property.

                 (i) Schedule 3.1(h) sets forth all real property in which any of the Sale Companies has legal or equitable title or a leasehold interest. Except as set forth in Schedule 3.1(h), the Seller has delivered true and complete copies of all Leases and all deeds or other similar title documents related to the Owned Realty (as defined below).

                 (ii) Each lease (collectively, the "Leases") respecting the real property leased by any of the Sale Companies (the "Leased Realty") that is material to (i) the U.S. Sale Companies, taken as a whole (as to matters relating to any of the U.S. Sale Companies), or
         (ii) the European Sale Companies, taken as a whole (as to matters relating to any of the European Sale Companies), in each case as set forth on Schedule 3.1(h), is valid and effective in accordance with its terms and, to the Seller's knowledge, there is not under any of such Leases any existing material default by any other party thereto or any condition, event or act which with notice or lapse of time or both would constitute such a default by any other party thereto. No interest of a Sale Company in or to any Leased Realty has been pledged, assigned, encumbered or otherwise transferred, except (A) as reflected on Schedule 3.1(h) hereto; (B) mechanics', carriers', worker's, repairmen's or other like liens arising or incurred in the ordinary course of business, liens for taxes, assessments and other governmental charges which are not due and payable or which may thereafter be paid without penalty; (C) easements, covenants, rights-of- way and other encumbrances or restrictions of record that are not material to the Leased Realty, considered as a whole; (D) zoning, building and other similar restrictions; and (E) those that, individually or in the aggregate, do not materially adversely affect the title to or the present use of the property subject thereto (collectively the "Permitted Real Property Encumbrances").

                 (iii) Except as described in Schedule 3.1(h), each of the Sale Companies has good and marketable title in fee simple to the real property that is described on Schedule 3.1(h) as being the real property owned by such Sale Company (the "Owned Realty"), free and clear of all interests, mortgages or other encumbrances, rights of way, building or use restrictions, exceptions, variances, reservations or limitations of any nature whatsoever, except for Permitted Real Property Encumbrances. There is no condemnation pending or, to the Seller's best knowledge, threatened with respect to any Owned Realty.

                  (iv) All material restrictions, conditions, and covenants affecting the UK Properties (as defined below) have been or are being substantially performed and observed and no notice of any material breach of the same has been received by any Sale Company with an interest in real property within the United Kingdom of Great Britain and Northern Ireland ("UK Properties").

                   (v) Except for Leases, tenancies or licenses granted to providers of electricity or gas, each Sale Company with an interest in any UK Properties is the beneficial owner of such UK Properties and is entitled to vacant possession of such UK Properties, and no lease, tenancy or license has been granted or agreed to be granted to any third party in respect of the whole or part of any UK Properties.

                  (vi) The existing uses of the UK Properties are lawfully permitted uses, whether under applicable planning legislation (and in the case of leasehold property under the terms of the lease under which that property is held) or otherwise, and are not temporary uses. All necessary consents to the existing uses have been obtained and are valid and subsisting.

                 (vii) The existing uses of the UK Properties substantially comply with all relevant provisions of legislation applicable to them and with all relevant permissions, by-laws, regulations, consents, notices, and orders made by any local or central government, legal authority, or other regulatory body (whether made by or under statutory powers or otherwise).

                (viii) There are no materially onerous conditions attached to any of the consents and permissions affecting the UK Properties and there are no material conditions to any planning consent which have not been fully satisfied in all material respects so that no continuing liability remains under them.

                  (ix) All buildings and other erections on the UK
         Properties or any part thereof are substantially fit for the purpose for which they are presently used.

                   (x) Except as set forth on Schedule 3.1(h)(x) none of the Sale Companies is actually or contingently liable as (or as guarantor of) an original contracting party to any lease of property within the United Kingdom of Great Britain and Northern Ireland other than the UK Properties.

                  (xi) No construction on or cultivation of the Owned Realty which is located in the Netherlands (the "Dutch Owned Realty") has taken place without the necessary licenses and permits.

                 (xii) To the Seller's best knowledge, neither public law nor private law prohibits or restricts the present use of the Owned Realty in any material respect. To the Seller's best knowledge, no Dutch municipality has adopted any urban renewal plan or any ordinance under the Dutch Act Urban and Village Renewal affecting Owned Realty located in the Netherlands.

                   (i) Personal Property. Except as set forth in Schedule 3.1(i), one or another of the Sale Companies has good and marketable title to all personal property reflected on the Balance Sheet and to all personal property acquired by any of the Sale Companies since the date of such Balance Sheet (except such personal property as has been disposed of in the ordinary course of business consistent with past practice), free and clear of all liens, interests or other encumbrances or limitations of any nature whatsoever, except liens, interests, encumbrances or limitations that are not material in amount and do not materially detract from the value or materially interfere with the present use of any of the properties subject thereto or affected thereby or otherwise have a material adverse effect upon the financial condition, business or operations of the (i) U.S. Sale Companies, taken as a whole (as to matters relating to any of the U.S. Sale Companies), or (ii) the European Sale Companies, taken as a whole (as to matters relating to any of the European Sale Companies).

                 (j) Inventory. The inventories included on the Balance Sheet consist of items of quality and quantity usable and saleable in the ordinary course of business, calculated at the lower of cost or market in accordance with GAAP, and the Sale Companies have provided for adequate reserves for slow moving and obsolete material calculated in accordance with GAAP.

                 (k) Intellectual Property. Set forth on Schedule 3.1(k) is a list and brief description or identification of all copyrights, trade names, patents and patent rights, trademarks or service marks applied for and/or registered in the name of any of the Sale Companies, and which are used in the business of any of the Sale Companies (collectively referred to herein as "Intellectual Property"). Except as set forth on Schedule 3.1(k), none of the Sale Companies is a licensor in respect of any Intellectual Property. The Sale Companies own the right, title and interest to or possess adequate licenses or other rights to use all Intellectual Property and trade secrets necessary to operate their business in all material respects as now conducted. Except as set forth in Schedule 3.1(k), no claim is pending or, to the best knowledge of the Seller, threatened claiming that (x) the operations of any of the Sale Companies infringe upon or conflict with the asserted rights of any other person in a manner that reasonably could be expected to have a material adverse effect on the business of (i) the U.S. Sale Companies, taken as a whole (as to matters relating to any of the U.S. Sale Companies), or (ii) the European Sale Companies, taken as a whole (as to matters relating to any of the European Sale Companies), or (y) any of such Intellectual Property and trade secrets material to the business of (i) the U.S. Sale Companies, taken as a whole (as to matters relating to any of the U.S. Sale Companies), or (ii) the European Sale Companies, taken as a whole (as to matters relating to any of the European Sale Companies), is invalid or unenforceable. To the Seller's best knowledge, no third party has infringed upon or misappropriated any Intellectual Property or trade secrets that are material to the business of (i) the U.S. Sale Companies, taken as a whole (as to matters relating to any U.S. Sale Companies), or (ii) the European Sale Companies, taken as a whole (as to matters relating to any of the European Sale Companies).

                 To the Seller's knowledge, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in any loss or impairment of any of the Intellectual Property of any of the Sale Companies material to the business of (i) the U.S. Sale Companies, taken as a whole (as to matters relating to any U.S. Sale Companies), or (ii) the European Sale Companies, taken as a whole (as to matters relating to any of the European Sale Companies).

                 (l) Personnel, etc. Set forth on Schedule 3.1(l) is a list setting forth:

                 (i) the name of each officer of each of the U.S. Sale Companies and the supervisory board members, directors and officers of each of the European Sale Companies, specifying the title and job classification of each such person; and

                (ii)  the name of each director of each of the Sale Companies.

         The Seller has heretofore provided Purchaser with a complete and accurate schedule of compensation which each of the officers referred to in clause (i) above who is a Transferred Employee is currently entitled to receive.

                 (m)  Employee Benefit Plans.

                 (i) (A) Schedule 3.1(m)(i) lists or describes: (x) each "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) maintained or contributed to by (or required to be maintained or contributed to by) any U.S. Sale Company or any entity that together with any U.S. Sale Company is treated as a single employer under Section 414 of the Code (each such entity, an "ERISA Affiliate"), for the benefit of any employee or former employee of any of the U.S. Sale Companies (the "AFP Employees"); and (y) each other plan, arrangement, policy or understanding relating to retirement, compensation, deferred compensation, bonus, severance, fringe benefits or any other employee benefits, maintained or contributed to by (or required to be maintained or contributed to by) any of the U.S. Sale Companies or any ERISA Affiliate for the benefit of any AFP Employee or any director of any of the U.S.

         Sale Companies. Each such item listed on Schedule 3.1(m)(i) is referred to herein as an "AFP Benefit Plan." Schedule 3.1(m)(i) hereto also contains an accurate and complete list of each collective bargaining agreement to which any of the U.S. Sale Companies is subject or which pertains to any AFP Employee.

                   (B)  The Seller has, with respect to each AFP Benefit
         Plan, provided to the Purchaser complete and correct copies of, as applicable: (i) all plan documents and amendments thereto and any related trust agreements, insurance and annuity contracts and policies; (ii) any collective bargaining agreements pursuant to which such plan is maintained; (iii) the most recent determination letter received from the Internal Revenue Service (the "IRS"); (iv) the Annual Report (Form 5500 Series) and accompanying schedules, as filed, for the two (2) most recently completed plan years; and (v) the current summary plan description.

                  (ii) Except as set forth on Schedule 3.1(m)(ii), each AFP Benefit Plan (other than any "multiemployer plan" as such term is defined in Section 3(37) of ERISA) (the "AFP Plans") has been maintained in all material respects in accordance with its terms and with the applicable provisions of ERISA, the Code, and any other applicable laws and collective bargaining agreements. Each AFP Plan which is an "employee pension benefit plan" within the meaning of
         Section 3(2) of ERISA ("AFP Pension Plan") and which is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") has received a favorable determination letter from the IRS, and to the Seller's knowledge, nothing has occurred since the date of such letter that cannot be cured within the remedial amendment period provided by Section 401(b) of the Code which would prevent any such AFP Plan from remaining so qualified. There is no material pending or, to the Seller's knowledge, threatened litigation relating to the AFP Plans. None of the U.S. Sale Companies nor (to the Seller's knowledge) any other "disqualified person" (within the meaning of Section 4975 of the Code) nor any "party in interest" (within the meaning of Section 3(14) of ERISA) has engaged in a transaction with respect to any AFP Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject any U.S. Sale Company or any officer, director or employee thereof to a tax or penalty imposed by either Section 4975 of the Code or

         Section 502(i) of ERISA in an amount which would be material.

                 (iii)  No liability under Subtitle C or D of Title IV of
         ERISA has been or is expected to be incurred by any of the U.S. Sale Companies with respect to any ongoing, frozen or terminated "single-employer plan," within the meaning of Section 4001(a)(15) of ERISA. None of the U.S. Sale Companies has incurred or expects to incur any withdrawal liability with respect to a "multiemployer plan" within the meaning of Section 3(37) of ERISA (a "Multiemployer Plan") under Subtitle E of Title IV of ERISA. To the Seller's knowledge, each Multiemployer Plan that is an AFP Benefit Plan complies in form and has been administered in accordance with the requirements of ERISA and, where applicable, the Code, and is qualified under Section 401(a) of the Code as amended to the date hereof. With respect to any Multiemployer Plan to which any of the U.S. Sale Companies or any ERISA Affiliate has an obligation to contribute, to the Seller's knowledge, no proceeding has been initiated to terminate such Multiemployer Plan, no such Multiemployer Plan is in reorganization as described in Section 4241 of ERISA, and no such Multiemployer Plan is insolvent as described in Section 4245 of ERISA. Neither any U.S. Sale Company nor any ERISA Affiliate has failed to make any required contribution to any Multiemployer Plan, and none of the U.S. Sale Companies is bound by any contract or agreement or has any obligation or liability described in Section 4204(a) of ERISA. No notice of a "reportable event," within the meaning of Section 4043 of ERISA, for which the 30-day reporting requirement has not been waived has been required to be filed for any AFP Pension Plan within the 12-month period ending on the date hereof.

                  (iv) All contributions required to be made under the terms of any AFP Benefit Plan or ERISA or the Code have been timely made or have been reflected on the Financial Statements. Except as set forth on Schedule 3.1(m)(iv), no AFP Pension Plan has an "accumulated funding deficiency" (whether or not waived) within the meaning of
         Section 412 of the Code or Section 302 of ERISA. None of the U.S. Sale Companies has provided, or is required to provide, security to any AFP Pension Plan pursuant to Section 401(a)(29) of the Code.

                   (v) None of the U.S. Sale Companies has any obligations for retiree health and life benefits under any AFP Benefit Plan or otherwise. Any AFP Benefit Plan that provides retirees health and life benefits provides that it may be amended or terminated at any time. Each of the U.S. Sale Companies and the ERISA Affiliates have complied in all material respects with the health care continuation requirements of Part 6 of Title I of ERISA.

                  (vi) Except as set forth on Schedule 3.1(m)(vi), none of the U.S. Sale Companies has any obligation to pay any separation, severance, termination or similar benefit solely as a result of any transaction contemplated by this Agreement or solely as a result of a change in control or ownership within the meaning of Section 280G of the Code.

                 (vii) None of the U.S. Sale Companies has any material liability of any kind whatsoever, whether direct, indirect, contingent or otherwise, on account of (A) any violation of the health care continuation requirements of Part 6 of Title I of ERISA or Section 4980B of the Code, (B) under Section 502(i) or Section 502(l) of ERISA or Section 4975 of the Code, (C) under Section 302 of ERISA or Section 412 of the Code, or (D) under Title IV of ERISA, in each case solely by reason of being treated as a single employer under Section 414 of the Code with any trade, business or entity other than the U.S. Sale Companies.

                (viii) Other than the pension schemes set forth on Schedule 3.1(m)(viii) (the "Pension Schemes"), there are no pension, retirement benefit, contractual or discretionary benefits or similar schemes or arrangements for the current employees of any of the European Sale Companies.

                  (ix) Neither Alumax Holdings nor any of the Alumax Holdings Subsidiaries has any legally binding obligation, other than those under the Pension Schemes or the CLA (as defined in Section 3.1(m)(xviii)), to pay any pension or make any other payment after retirement or death or otherwise to provide "relevant benefits" within the meaning of section 612 of the U.K. Income and Corporation Taxes Act 1988 to or in respect of any current or former employee of Alumax Holdings or the Alumax Holdings Subsidiaries.

                   (x) All contributions and other amounts which have fallen due for payment to the trustees of the "UK Pension Scheme" identified in Schedule 3.1(m)(viii) have been paid and the UK Pension Scheme has been fully funded in accordance with the actuary's report of April 6, 1996 (applying the accumulated benefit obligations basis) in the last formal valuation of the UK Pension Scheme, except as set forth in Schedule 3.1(m)(x).

                  (xi) To the Seller's best knowledge, except as set forth in Schedule 3.1(m)(xi) or otherwise ascertainable from the documents listed in Schedule 3.1(m)(xii), the UK Pension Scheme complies with the relevant legislation and the requirements of the Pension Schemes Office and the Occupational Pensions Board affecting schemes approved under Chapter I of Part XIV of the Income and Corporation Taxes Act 1988 and is contracted-out under the Pension Schemes Act 1993. Except as set forth in Schedule 3.1(m)(xi) or ascertainable from the documents listed in Schedule 3.1(m)(xii), there has been no material breach of the trusts of the UK Pension Scheme and there are no material actions, suits or claims (other than routine claims for benefits) outstanding or, to the Seller's best knowledge, threatened against the trustees or administrators of the UK Pension Scheme or against Alumax Holdings or Alumax Holdings Subsidiaries in respect of the UK Pension Scheme.

                 (xii)  Except as otherwise set forth in Schedule
         3.1(m)(xii), the Seller has supplied to Purchaser copies of all material trust deeds, rules and booklets relating to the UK Pension Scheme, together with copies of all other documents listed in Schedule 3.1(m)(xii).

                (xiii) Except as set forth in Schedule 3.1(m)(xiii), no female members of the UK Pension Scheme who were members of the UK Pension Scheme as of November 16, 1993 have objected to management to the change in their "Normal Retirement Date" (as such term is defined in the governing documentation of the UK Pension Scheme) with effect from November 17, 1993.

                 (xiv) To the Seller's best knowledge, except as set forth in Schedule 3.1(m)(xiv) or ascertainable from the documents listed in
         Schedule 3.1(m)(xii), since the effective date of the last actuarial valuation of the UK Pension Scheme, no discretion or power has been exercised under the UK Pension Scheme to:

                   (a) augment benefits or to provide benefits on early retirement discounted for early payment on a basis which is not cost-neutral to the fund of the UK Pension Scheme;

                   (b) admit to membership any individual who would not otherwise have been eligible for admission to membership; or

                   (c) admit to membership any individual on terms which provided for the payment of a transfer value or a transfer of assets from another scheme in a case in which the payment or transfer has not been made or has not been made in full.

                  (xv) None of Alumax Holdings and the Alumax Holdings Subsidiaries has been or, to the Seller's best knowledge, is liable to account for income tax or national insurance contributions in respect of any payment made to any of their respective employees by any third party under Section 203B of the U.K. Taxes Act 1988.

                 (xvi) Alumax Europe and Alumax Coated Products B.V. (the "Dutch Sale Companies") have no employees in the Netherlands other than the employees set forth on Schedule 3.1(m)(xvi) hereto (the "Dutch Employees"). Apart from the Dutch Employees, no person can claim to have a full-time or part-time employment relationship with a Dutch Sale Company. The Seller has, with respect to the Dutch Employees, provided to Purchaser complete and correct copies of (x) a standard form of an employment agreement for employees with a salary below a certain maximum and a standard form of an employment agreement for employees with a salary above a certain maximum, and (y) all collective labour agreements which are applicable, by operation of law or otherwise, to the Dutch Employees, including, without limitation, the current collective labour agreements, for (a) the Metal and Electrotechnical Industry, (b) high ranking employees in the Metal and Electrotechnical Industry, (c) the application of the System for Function Ranking and the System for Employment Conditions, (d) Early Retirement in the Metal and Electrotechnical Industry, and (e) the financing of education for employees in the Metal and Electrotechnical Industry (all such collective labour agreements are collectively referred to herein as the "CLA").

                (xvii) Except as set forth in Schedule 3.1(m)(xvii) hereto, all Dutch Employees are covered by a pension scheme through the pension fund for the Metal Industry pursuant to the CLA (as defined in Section 3.1(m)(xviii)). With respect to all Dutch Employees (as defined in Section 3.1(m)(xviii) whose salary exceeds the maximum amount covered by the pension fund of the CLA, the relevant Dutch Sale Company (as defined in Section 3.1(m)(xviii) has entered into supplemental pension insurance in respect of the part of the salary which exceeds the maximum amount that is covered by the pension fund of the CLA (determined applying the accumulated benefit obligations basis). All contributions or payments required to be made on the basis of the salaries as of January 1, 1995, by the relevant Dutch Sale Company or the Dutch Employees under the CLA or the supplemental pension insurance referred to above have been made or have been reflected on the Financial Statements. Except pursuant to the CLA or in respect of the supplemental pension insurance, the Dutch Sale Companies have no obligation to pay any pension or make any other payment by reason of retirement or death in respect of any person who is a Dutch Employee or who has been an employee of any of the Dutch Sale Companies.

               (xviii) All material requirements which must be met in respect of the Dutch Employees under applicable employment agreements, the CLA and Netherlands law (except for any obligations which result from the execution of this Agreement and all transactions described herein as contemplated hereby) have been in the past and are now met by the relevant Dutch Sale Company. All payments to the Dutch Employees and all contributions toward third parties in respect of the Dutch Employees which were required to have been made under any applicable employment agreements, the CLA or Netherlands law as of December 31, 1995, have been made or reflected on the Financial Statements.

                   (n)  Licenses and Registration; Compliance with Laws.

                   (i) Except as set forth in Schedule 3.1(n) or Schedule 3.1(w), the Sale Companies have (or, with respect to Home Products, at the Closing Date will have) all permits, governmental licenses, registrations and approvals necessary to carry on the businesses of the Sale Companies in all material respects as presently conducted as required by applicable law or by the rules and regulations of any governmental entity having jurisdiction over any of the Sale Companies, all of which are in full force and effect and have not been violated, except to the extent the lack or violation of, or the failure by the Company to maintain in full force and effect, any such permits, licenses, registrations or approvals would not have a material adverse effect on the financial condition, business or operations of (i) the U.S. Sale Companies, taken as a whole (as to matters relating to any of the U.S. Sale Companies), or (ii) the European Sale Companies, taken as a whole (as to matters relating to any of the European Sale Companies).

                  (ii) Except as set forth in Schedule 3.1(n) or 3.1(w) hereto, each of the Sale Companies has complied with all laws, rules, decrees, regulations, ordinances and orders, as well as directives of the European Union (to the extent such directives have been adopted, implemented and are applicable in the United Kingdom, the Netherlands and France) applicable to its business, properties, assets and operations (including, without limitation, those relating to wages and hours, occupational health and safety, record keeping, customs or zoning) and have filed with the proper authorities all statements and reports required by all such laws, rules, decrees, regulations, ordinances and orders, except for violations and failures to file which, alone or in the aggregate, do not have a material adverse effect on the financial condition, business or operations of (i) the U.S. Sale Companies, taken as a whole (as to matters relating to any of the U.S. Sale Companies), or (ii) the European Sale Companies, taken as a whole (as to matters relating to any of the European Sale Companies).

                 (iii) There are no written agreements to which the Sale Companies are party which are, or to the Seller's best knowledge should be, registered under the Restrictive Trade Practices Acts 1976 or 1977 or which have been or, to the Seller's best knowledge, should be notified to the European Commission under or pursuant to Article 85 of the Treaty of Rome 1957 or Article 65 of the Treaty of Paris 1951 or which, to the Seller's best knowledge, contravene any of the provisions of those Acts or Treaties or which have been notified to the European Commission for an exemption or in respect of which applications have been made to the European Commission for clearances.

                 (o) Litigation and Liabilities. Schedule 3.1(o) hereto sets forth a complete list of all lawsuits, complaints, proceedings or investigations, as well as written charges alleging unfair labor practices or employment discrimination, pending or, to the best knowledge of the Seller, threatened against the Seller or any of the Sale Companies or any of their respective properties or assets which (A) relate to or involve liability or potential liability on the part of any of the Sale Companies of more than U.S. $100,000, (B) seek material injunctive relief, (C) challenge the transactions contemplated by this Agreement or (D) are reasonably likely to adversely affect the Seller's performance under, or the consummation of the transactions contemplated by, this Agreement. Except as set forth on Schedule 3.1(o) hereto, neither the Seller, AAC nor any of the Sale Companies is a party to or bound by any judgment, decree, injunction or other order materially restricting the acquisition or disposition of any property or the conduct of any business.

                 (p) Material Contracts. Set forth on Schedule 3.1(p) is a list of all contracts (which are referred to herein as the "Material Contracts") to which any of the Sale Companies is a party or by which it or its property is bound and that:

                 (i) are mortgages, indentures, loan or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of financing credit, or providing for the guarantee of any such obligations of any party;

                (ii) are collective bargaining or union contracts or written employment or consulting contracts;

               (iii)  are joint venture, partnership or similar contracts;

                (iv) limit the freedom of any of the Sale Companies to compete in any line of business or with any person or in any area, including, without limitation, non-competition and nondisclosure agreements (except to the extent listing or identification of such agreements in the good faith judgment of counsel to the Seller would constitute a breach of the terms of any such agreement); or

                 (v) obligate any of the Sale Companies to pay more than U.S. $100,000 in any fiscal year or entitle any of the Sale Companies to receive more than U.S. $100,000 in any fiscal year.

                 With respect to all Material Contracts, none of the Sale Companies is in breach thereof or in default thereunder in any regard that would enable or permit the other party thereto to terminate its obligations or to accelerate the obligations of the applicable Sale Company thereunder, and the Company has not received written notice of intent by any party to a Material Contract to terminate its obligations or to accelerate the obligations of the applicable Sale Company thereunder, in either case excluding any such breach or default or termination or acceleration that would not, in the aggregate, have a material adverse effect on the financial condition, business or operations of (i) the U.S. Sale Companies, taken as a whole (as to matters relating to any of the U.S. Sale Companies), or (ii) the European Sale Companies, taken as a whole (as to matters relating to any of the European Sale Companies).

                 (q) Tax Matters. Except as set forth on Schedule 3.1(q) hereto,

                 (i) all Tax Returns (as hereinafter defined) required to be filed on or before the date of this Agreement (taking into account applicable extensions) with respect to any of the Sale Companies or any of their income, properties or operations have been duly filed, other than returns as to which the failure to file, when taken together with all other such failures, would not have a material adverse effect on the financial condition, business or operations of (A) the U.S. Sale Companies, taken as a whole (as to matters relating to any of the U.S. Sale Companies), or (B) the European Sale Companies, taken as a whole (as to matters relating to any of the European Sale Companies);

                (ii) the information reflected on those Tax Returns referred to in the preceding subclause (i) which relate to the European Sale Companies are accurate and complete except to the extent of inaccuracies or omissions which, when taken together, would not have a material adverse effect on the financial condition, business or operations of the European Sale Companies, taken as a whole;

               (iii) the Sale Companies have paid all Taxes (as defined in this Section 3.1(q)) for which they are responsible that are due or have provided for such Taxes in a reserve which is adequate for the payment of such Taxes and is identified on Schedule 3.1(q), other than Taxes as to which the failure to pay or so provide for, when taken together with all other such failures, would not have a material adverse effect on the financial condition, business or operations of (A) the U.S. Sale Companies, taken as a whole (as to matters relating to any of the U.S. Sale Companies), or (B) the European Sale Companies, taken as a whole (as to matters relating to any of the European Sale Company);

                 (iv) the Sale Companies have maintained adequate provision on their books for all Taxes payable by the Sale Companies that have accrued but are not yet due;

                 (v) no deficiencies for any Taxes of any of the Sale Companies have been proposed, asserted, or assessed (and are currently pending);

                 (vi) there are no claims for Taxes in excess of U.S. $100,000 asserted against any of the Sale Companies (except for real property taxes not yet due and payable), and such claims are not reasonably anticipated;

                 (vii) no Sale Company is currently the subject of any Tax audit or examination;

                 (viii) there are no outstanding waivers or agreements extending the applicable statute of limitations for any period with respect to any Taxes of the Sale Companies;

                 (ix) none of the Sale Companies will be required, as a result of (A) a change in accounting method for a Tax period beginning on or before the Closing, to include any adjustment under Section 481(c) of the Code (or any similar provision of state, local or foreign law) in taxable income for any Tax period beginning on or after the Closing Date, or (B) any "closing agreement" as described in Section 7121 of the Code (or any similar provision of state, local or foreign Tax law), to include any item of income in or exclude any item of deduction from any Tax period beginning on or after the Closing;

                 (x) no claim has ever been made by an authority in a jurisdiction where any of the Sale Companies does not file Tax Returns that it is or may be subject to taxation by that jurisdiction; other than such claims which, when taken together with all other such claims, would not have a material adverse effect on the financial condition, business or operations of
(A) the U.S. Sale Companies, taken as a whole (as to matters relating to any U.S. Sale Companies), or (B) the European Sale Companies, taken as a whole (as to matters relating to any European Sale Companies);

                 (xi) there are no liens on any of the assets of any of the Sale Companies that arose in connection with any failure (or alleged failure) to pay any Tax other than such liens which, when taken together with all other such liens, would not have a material adverse effect on the financial condition, business or operations of (A) the U.S. Sale Companies, taken as a whole (as to matters relating to any U.S. Sale Companies) or (B) the European Sale Companies, taken as a whole (as to matters relating to any European Sale Companies);

                 (xii) none of the Sale Companies has filed a consent under
Section 341(f) of the Code (or any similar provision of state, local or foreign law) concerning collapsible corporations;

                 (xiii) none of the Sale Companies has made any payments, is obligated to make any payments, or is a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Section 280G of the Code (or any similar provision of state, local or foreign law);

                 (xiv) none of the Sale Companies is a party to any Tax allocation or sharing agreement;

                 (xv) Seller is not a foreign person subject to withholding under Section 1445 of the Code;

                 (xvi) none of the property owned or used by any Sale Company is subject to a tax benefit transfer lease executed in accordance with Section 168(f)(8) of the Internal Revenue Code of 1954, as amended by the Economic Recovery Tax Act of 1981;

                 (xvii) none of the property owned by any Sale Company is "tax-exempt use property" within the meaning of Section 168(h) of the Code;

                 (xviii) none of the Sale Companies has been a member of (A) an affiliated group filing a consolidated U.S. Federal income Tax Return (other than a group the common parent of which was AFP, the Seller or Amax Inc., a New York corporation (prior to its merger with and into Cyprus Minerals Company (renamed Cyprus Amax Minerals Company)), or (B) a fiscal unity ("fiscale eenheid") for Dutch corporate income tax purposes other than the fiscal unity of which Alumax Europe is the parent;

                 (xix) for purposes of corporate income tax, capital tax and real estate transfer tax, no tax-free reorganizations and mergers have taken place with respect to any of the Dutch Sale Companies in their respective current or five immediately preceding financial years;

                 (xx) No Dutch Sale Company has capital that is tainted by reason of Article 44 of the Netherlands Income Tax Act of 1964 or Article 3, paragraph 2, of the Netherlands Dividend Withholding Tax Act except to an extent as would not have a material adverse effect on the financial condition, business or operations of the European Sales Companies taken as a whole;

                 (xxi) No Dutch Sale Company is subject to any special regime regarding Taxes, and no tax ruling is in effect except to an extent as would not have a material adverse effect on the financial condition, business or operations of the European Sales Companies taken as a whole;

                 (xxii) Since January 1, 1990, no Sale Company has acted as contractor or subcontractor as defined in the Netherlands Chain Liability Act ("Wet Ketenaansprakelijkheid" or the Netherlands Collection Act of 1990 ("Invorderingswet 1990") except to an extent as would not have a material adverse effect on the financial condition, business or operations of the European Sales Companies taken as a whole;

                 (xxiii) Alumax France and the Alumax France Subsidiary (the "French Companies") are members of a tax consolidated group as defined by sections 233A to 234C of the French General Tax Code (Code General des Impots); and

                 (xxiv) No adverse consequences to the French Companies with respect to corporate income tax, including but not limited to imposition forfeitaire annuelle, precompte, as well as any interest penalties or corporate tax payable on intercompany transactions during the tax consolidation period and for which a Tax effect has been postponed, will arise from the transactions contemplated hereby, pursuant either to a tax reassessment, a refund provided for by any agreement, including but not limited to convention d'integration fiscale, or for any other reason or commitment, except to an extent as would not have a material adverse effect on the financial condition, business or operations of the European Sales Companies taken as a whole.

                 With respect to the European Sale Companies, each is registered for the purposes of value added tax and has been so registered at all times that it has been required to be registered, and it has complied in all material respects with all statutory requirements, orders, provisions, directions or conditions relating to value added tax.

                 "Taxes", as used in this Agreement, shall mean any U.S. federal, state or local or foreign taxes, including, without limitation, income, gross receipts, windfall profits, gains, excise, severance, property, production, sales, value added, use, transfer, license, franchise, employment, withholding, capital, wage or similar taxes, custom duties or social security (or similar) contributions together with any interest, additions, or penalties with respect thereto and any interest in respect of such penalties. "Tax Returns", as used in this Agreement, shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof and all applications for WIR.

                 (r) Transactions with Affiliates. At the Closing Date, none of the Sale Companies will be a party to any contract, agreement or business arrangement with the Seller or any of its subsidiaries, directors or officers (other than the Sale Companies) that are on terms and conditions materially more burdensome to such Sale Company than would be usual and customary in similar contracts, agreements or business arrangements negotiated on an arm's length basis between parties that are not affiliated with each other.

                 (s) Brokers and Finders. Except as set forth in Schedule 3.1(s), the Seller has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby.

                 (t) Sufficiency of Assets. The assets currently owned by the Sale Companies (after giving effect to the transactions contemplated by the Asset Purchase Agreement) or leased by the Sale Companies pursuant to any lease agreement entered into in the ordinary course of business or otherwise disclosed to Purchaser in writing, together with the rights to be assigned to the Sale Companies as provided in Section 5.2(l), constitute all of the material assets which were used as of the date of the Financial Statements to conduct the businesses of the Sale Companies, except for such assets as have been disposed of as set forth in Section 3.1(f) hereof or in Schedule 3.1(f).

                 (u) Disclosure. The representations and warranties contained in this Section 3.1 do not, and all information delivered by the Seller in any schedule or exhibit hereto is complete and does not, contain any untrue statement of fact or omit to state any fact necessary in order to make the statements and information made or provided in such representations and warranties or in such schedules or exhibits not misleading.

                 (v) Labor Matters. Except as set forth on Schedule 3.1(v) hereto, none of the Sale Companies is a party to any collective bargaining agreement with any labor organization or any collective bargaining agreement which has been made mandatorily applicable to any Sale Company in any European jurisdiction nor, to the Seller's knowledge, have any formal written covenants or agreements been made or entered into with any work council of any Sale Company or any labor organization. As of the date of this Agreement there is not pending, or to the Seller's best knowledge threatened, (i) any labor dispute between any of the Sale Companies and any labor organization, (ii) any strike or work stoppage involving the employees of any of the Sale Companies or
(iii) any union organizing, decertification or deauthorization activities at any of the U.S. Sale Companies in each case except as set forth in Schedule 3.1(v). Any material notice required under law or collective bargaining agreement, domestic or foreign, has been given, and all material bargaining obligations with any employee representative have been satisfied. Neither the Seller nor any of the Sale Companies has implemented any plant closing or mass layoff of employees of the Sale Companies as those terms are defined in the Worker Adjustment Retraining and Notification Act of 1988, as amended ("WARN"), in any United States jurisdiction where WARN or any similar state or local law or regulation is applicable, and none will be implemented in such jurisdictions before Closing without advance notification to the Purchaser.

                 (w)  Environmental Matters.  Except for matters listed on
Schedule 3.1(w) or as would not reasonably be expected to have a material adverse effect on the financial condition, business or operations of (i) the U.S. Sale Companies, taken as a whole (in the case of matters relating to any U.S. Sale Company), or (ii) the European Sale Companies, taken as a whole (in the case of matters relating to any European Sale Company):

                 (i) Each of the Sale Companies complies and, during the period such Sale Company was directly or indirectly owned by the Seller, has complied with all Environmental Laws (as defined in Section 4.9).

                 (ii) Each of the Sale Companies is in compliance and, during the period such Sale Company was directly or indirectly owned by the Seller, has complied with all permits, licenses and other authorizations that are required pursuant to Environmental Laws for the operation of the business as presently conducted (collectively, "Environmental Permits"). A list of all Environmental Permits held by the Sale Companies is set forth on the attached Schedule 3.1(w).

                 (iii) Except with respect to the matters set forth on
         Schedule 7.3, Seller and the Sale Companies have not received any written notification alleging any violation of or liability under any Environmental Laws on the part of the Sale Companies (whether accrued, absolute, contingent, unliquidated or otherwise), including written notification of any investigatory, remedial or corrective obligations relating to the Sale Companies or their current or former properties arising under any Environmental Laws.

                  (iv) Except as referenced on the attached Schedule 3.1(w), none of the following exists at any property of the Sale Companies:
         1) underground storage tanks; 2) friable asbestos-containing material;
         3) electrical equipment containing polychlorinated biphenyls in excess of 50 ppm; or 4) landfills, surface impoundments or waste disposal areas.

                   (v) None of the Sale Companies has, during the period such Sale Company was directly or indirectly owned by the Seller, treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any Hazardous Substance in violation of applicable Environmental Laws, or owned or operated any property or facility (and no such property is contaminated by any Hazardous Substance) in such a manner that has resulted in written claims alleging, or that Seller (Alumax Inc.) has reason to believe will result in, liability for response costs, corrective action costs, personal injury, property damage, natural resources damages, attorney fees or any remedial obligations pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or the Solid Waste Disposal Act, as amended ("SWDA") or any other Environmental Law, in each case except as set forth in Schedule 3.1(w) or Schedule 7.3.

                 For the avoidance of doubt in respect of this Section 3.1(w), the capital expenditures required to comply with Environmental Laws after Closing, unless required to bring a Sale Company into compliance with Environmental Laws as to which compliance by a Sale Company is currently required as of the Closing Date, shall be the sole responsibility of Purchaser and the Sale Companies, and the Seller and its subsidiaries (other than the Sale Companies) shall not be required to indemnify Purchaser or the Sale Companies with respect to any such capital expenditures.

                 (x) Customers and Suppliers. Set forth on Schedule 3.1(x) hereto is a list of the fifteen largest customers and ten largest suppliers based on the U.S. dollar value of materials sold or purchased, respectively, of the Sale Companies for the year ended December 31, 1995.

                 (y) Books and Records. Except as disclosed in Schedule 3.1(y), all books of account and other Records (as defined in Section 4.5 hereof) of the Seller relating to the Sale Companies delivered or made available to the Purchaser in connection with the transactions contemplated hereby have been accurate and complete in all material respects. Without limiting the foregoing, the stock ledgers for the Sale Companies made available to Purchaser constitute all of the stock records of the Sale Companies and accurately reflect in all material respects the record ownership of all of the outstanding shares of capital stock of the Sale Companies.

                 3.2 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Seller as follows:

                 (a) Organization and Qualification. Purchaser is, and each Subsidiary Purchaser at Closing and thereafter will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; Purchaser has, and each Subsidiary Purchaser at the Closing Date and thereafter will have, the requisite corporate (and other) power and authority to own its properties and to carry on its business as it is now being conducted; and Purchaser and each Subsidiary Purchaser is or at the Closing Date and thereafter will be, as the case may be, duly qualified to do business and is or at the Closing Date and thereafter will be, as the case may be, in good standing in each jurisdiction, to the extent such concepts are recognized in such jurisdictions, where the properties owned, leased or operated, or the business conducted, by it require such qualification, except for any such failure which when taken together with all other such failures is not reasonably likely to have a material adverse effect on the financial condition, business or operations of Purchaser and its subsidiaries, taken as a whole.

                 (b) Authority. The execution and delivery of this Agreement have been duly authorized by the Board of Directors of the Purchaser. Purchaser has the legal capacity and authority to enter into this Agreement and to consummate the transactions herein contemplated and otherwise carry out its obligations hereunder. Each Subsidiary Purchaser at the Closing Date will have the legal capacity and authority to consummate the transactions herein contemplated, and Purchaser has, and each Subsidiary Purchaser at the Closing Date will have, the legal capacity and authority to enter into each other agreement or instrument to be executed in connection herewith and to consummate the transactions therein contemplated and otherwise carry out its obligations thereunder. This Agreement has been, and such other agreements and instruments will be, duly and validly executed by the Purchaser or a Subsidiary Purchaser, as the case may be; and this Agreement constitutes, and each such other agreement and instrument (to the extent intended by the parties to be a binding agreement) will constitute, a valid and binding agreement of Purchaser or a Subsidiary Purchaser, as the case may be, enforceable in accordance with its terms.

                 (c)  Governmental Filings; No Violations.

                 (i) Except as set forth on Schedule 3.2(c) hereto, to the Purchaser's best knowledge, no notices or other filings are required to be made by Purchaser or any Subsidiary Purchaser with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Purchaser or any Subsidiary Purchaser from, any governmental or regulatory authorities in connection with the execution and delivery of this Agreement, the execution and delivery by Purchaser or any Subsidiary Purchaser of each other agreement or instrument to be executed in connection herewith, and the consummation by the Purchaser or any Subsidiary Purchaser of the transactions contemplated hereby or thereby, the failure to make or obtain any or all of which could prevent, materially delay or materially burden the transactions contemplated by this Agreement.

                 (ii) The execution and delivery of this Agreement by Purchaser do not, and the consummation of the transactions contemplated hereby by Purchaser or any Subsidiary Purchaser will not, constitute or result in (x) a breach or violation of, or a default under, the acceleration of or the creation of a lien, pledge, security interest or other encumbrance on assets (with or without the giving of notice or the lapse of time) pursuant to, any provision of any material agreement, lease, contract, note, mortgage or indenture of Purchaser or any of its subsidiaries or any law, ordinance, rule or regulation or judgment, decree, order, award or governmental permit or license to which Purchaser or any of its subsidiaries is subject, except, in any such case, for such as is not reasonably likely to prevent or materially delay or materially burden the transactions contemplated by this Agreement, or (y) a breach or violation of, or default under, the certificate of incorporation or the by-laws of Purchaser or any Subsidiary Purchaser.

                 (d) Litigation. There are no lawsuits, proceedings or investigations pending or, to Purchaser's best knowledge, threatened against the Purchaser or any of its subsidiaries or any of their respective properties or assets which challenge the transactions contemplated by this Agreement or which are reasonably likely to adversely affect Purchaser's performance under, or the consummation by Purchaser or any Subsidiary Purchaser of the transactions contemplated by, this Agreement. None of Purchaser or any of its subsidiaries is a party to or bound by any judgment, decree, injunction or other order materially restricting the acquisition of any property or the conduct of any business.

                 (e) Securities Act, Etc.. The Shares purchased by Purchaser or a Subsidiary Purchaser pursuant to this Agreement are being acquired for investment only and not with a view to any public distribution thereof, and Purchaser will not, and will cause the Subsidiary Purchasers not to, offer to sell or otherwise dispose of the Shares so acquired by Purchaser or a Subsidiary Purchaser in violation of any of the registration requirements of the United States Securities Act of 1933, as amended, or any comparable laws of other applicable jurisdictions.

                 (f) Financing. Purchaser has heretofore received two letters of commitment with respect to a capital contribution from Citicorp Venture Capital, Ltd. ("CVC") and CVC European Equity Partners, L.P. (collectively, the "Investor Group") in the aggregate amount of U.S.

$35 million, a letter commitment with respect to a bank loan (the "Bank Loan") in the amount of U.S.$125 million from Banque de Paris et des Pays Bas and a "highly confident" letter from J.P. Morgan Inc. with respect to a financing (the "Mezzanine Financing") through an offering of securities of Purchaser in the amount of U.S. $125 million, and such letters (the "Financing Letters") from the Investor Group and the institutions referred to herein have heretofore been delivered to the Seller. Assuming the financings contemplated by the Financing Letters are consummated in accordance with the terms thereof, the amounts to be received thereunder by Purchaser will provide Purchaser and the Subsidiary Purchasers with sufficient funds to (i) make the payments required to be made by Purchaser in connection with the transactions under this Agreement, including without limitation the Initial Purchase Price, any adjustment to be made thereto under Section 2.2 hereof and all fees and expenses, including those of counsel and accountants, bank commitment fees and underwriting fees, and (ii) fund necessary working capital requirements of the Sale Companies. Purchaser is not aware of any facts or circumstances which either (a) contradict or are in conflict with the terms and conditions set forth in the Financing Letters or (b) create a reasonable basis for Purchaser to believe it will not be able to obtain financing in accordance with the terms of the Financing Letters or to consummate the transactions contemplated in this Agreement within 90 days of the date hereof.

                 (g) Brokers and Finders. The Purchaser has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby.

                 (h) Disclosure. The representations and warranties contained in this Section 3.2 do not, and all information delivered by Purchaser in any schedule or exhibit hereto is complete and does not, contain any untrue statement of fact or omit to state any fact necessary in order to make the statements and information made or provided in such representations and warranties or in such schedules or exhibits not misleading.

                 (i) Hart-Scott-Rodino Act. Purchaser is its own "ultimate parent entity" as such term is defined by the rules promulgated in connection with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Rules"). Purchaser does not have a regularly prepared balance sheet and does not have annual net sales or total assets of ten million dollars or more as defined by Section 801.11(e) of the HSR Rules.

                                   ARTICLE IV

                                   COVENANTS

                 4.1 Interim Operation of the Sale Companies. From the date hereof until the Closing, except as otherwise contemplated or permitted by Articles I, II and VIII and Sections 4.1, 4.12, 4.15, 5.2(k), 5.2(l) and 9.12 of this Agreement, the Seller will cause the Sale Companies to: (a) preserve their respective business organization substantially intact and use their best efforts to preserve the good will of the suppliers, customers and others having material business relations with any of them; (b) continue the operation of the collective business of the Sale Companies in the ordinary course consistent with past practice, (c) continue in good faith with the planned capital expenditures of the Sale Companies described in Schedule 4.1(c) in the ordinary course of business, consistent with past practice, and (d) maintain their material assets and properties in at least as good order and condition as exists on the date hereof, subject to ordinary wear and tear; and the Seller will promptly notify Purchaser of any material developments in connection with any of the foregoing. Without limiting the generality of the foregoing, except as otherwise contemplated or permitted by Articles I, II and VIII and Sections 4.1, 4.12, 4.15, 5.2(k), 5.2(l) and 9.12 of this Agreement or consented to in writing by Purchaser, which consent shall not be unreasonably withheld, from the date hereof to the Closing the Seller will cause the Sale Companies to refrain from:

                 (i) amending any Sale Company's certificate of incorporation, bylaws or memorandum or articles of association (or other comparable governing instruments), as applicable; provided, however, that each of AFP, Alumax Holdings and Alumax Europe may, and may cause their respective Subsidiaries to, amend its and their certificates of incorporation or memoranda or articles of association to effect (A) corporate name changes prior to the Closing Date and (B) changes in the fiscal year end to the Closing for tax purposes;

                 (ii) incurring any indebtedness or guarantees of indebtedness that is material to the Sale Companies, taken as a whole, other than (A) purchase money mortgages granted in the ordinary course of business consistent with past practice, (B) accounts payable arising in the ordinary course of business, consistent with past practice and (C) the assumption by Home Products of obligations and liabilities as contemplated by the Asset Purchase Agreement, and guarantees thereof by AFP, to the extent necessary in connection with the securing of consents from third parties or otherwise;

               (iii) except in all cases to the extent required by relevant legislation, U.K. Inland Revenue practice in the United Kingdom or Europe or applicable collective bargaining or other labor agreements, granting any material increase in compensation payable, or to become payable, to any Transferred Employee, except for scheduled annual increases in accordance with past practice (which shall not exceed, in the aggregate, six percent of the aggregate salaries of all Transferred Employees); except under existing employment agreements or severance plans or other existing arrangements, granting any severance or termination pay (other than for accrued vacation pay) to, or entering into any employment or severance agreement with, any Transferred Employee; or establishing, adopting, entering into or amending any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust or fund for the benefit of any Transferred Employee in any way that materially increases the liability of Purchaser or any of the Sale Companies thereunder, except as set forth in Schedule 4.1(iii);

               (iv) issuing, selling or transferring or agreeing to issue, sell or transfer, any stock, bond, debenture, option, warrant, right or other similar corporate security of any of the Sale Companies, except as contemplated by this Agreement;

               (v) declaring or paying any dividend or other distribution, or transferring any assets, to the Seller or any subsidiary of the Seller, except (A) in the ordinary course of business or (B) if Purchaser elects to limit the Estimated Combined Working Capital and Final Combined Working Capital pursuant to Section 2.2(c), as necessary, in the good faith judgment of the Seller, to ensure that the Estimated Combined Working Capital shall not exceed the Initial Combined Working Capital by more than U.S.$2,000,000, it being understood as to this clause (B) that the nature or type of any assets so to be transferred shall be subject to the consent of Purchaser, such consent not to be unreasonably withheld;

                  (vi) forgiving any material debt of another party due to the Sale Companies (other than as contemplated by this Agreement);

                 (vii) except in the ordinary course of business, consistent with past practice, (A) selling, transferring or otherwise disposing of any properties or assets, real, personal or mixed, which have an aggregate book value in excess of U.S. $250,000, or (B) mortgaging or encumbering any properties or assets, real, personal or mixed, which have an aggregate book value in excess of U.S. $100,000;

                (viii) except in the ordinary course of business, consistent with past practice, or as necessary to consummate the transactions contemplated hereby, and except as otherwise set forth in Schedule 3.1(p), entering into or amending any Material Contract;

                  (ix) except in the ordinary course of business, consistent with past practice, and other than any action or the failure to take any action which the Seller or a Sale Company determines in good faith to be in the best interests of the Sale Companies, taking any action or failing to take any action that has a reasonable likelihood of having a material adverse effect on relationships with the customers and suppliers listed on Schedule 3.1(x) or other customers and suppliers that are material to (x) the U.S. Sale Companies, taken as a whole (as to matters relating to any of the U.S. Sale Company), or (y) the European Sale Companies, taken as a whole (as to matters relating to any of the European Sale Company);

                   (x) making any changes to the cash management practices of the Sale Companies, except for the institution of disbursement controls with respect to the Bank Accounts (as defined in Section 4.15 hereof) necessary to ensure that cash management will be conducted by the Sale Companies in the ordinary course of business, consistent with past practice, as required by this Section 4.1; or

                  (xi)  committing to do any of the foregoing.

                  4.2 No Encumbrances. Except as contemplated or permitted by this Agreement, the Seller shall not, and shall





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

cause AAC and Holdings S.A. not to, (a) sell, transfer, pledge, assign or otherwise dispose of or otherwise encumber any of the Shares; (b) enter into any contract, agreement or option for the sale, transfer, pledge, assignment or other disposition or encumbrance of any of the Shares; or (c) grant any proxies with respect to the Shares, deposit any Shares into a voting trust or enter into any voting agreement with respect to any of the Shares.

                 4.3 Filings; Other Action. Subject to the terms and conditions herein provided, the Seller and Purchaser shall, and shall cause their respective subsidiaries to: (a) promptly make their respective filings and thereafter make any other required submissions under any applicable laws with respect to the purchase of the Shares by the Purchaser or a Subsidiary Purchaser; (b) use their best efforts to obtain, and cooperate with other parties in obtaining, all authorizations, consents, orders and approvals of governmental entities and third parties necessary for the performance of their obligations pursuant to this Agreement and the consummation of the transactions contemplated hereby and take all reasonable actions to avoid the entry of any Order (as defined in Section 5.1(b) hereof); and (c) use their best efforts to take promptly, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or appropriate under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement as soon as practicable, including, without limitation (if required) registration of this Agreement under the UK Restrictive Trade Practices Acts 1976 and 1977.

                 4.4 Access; Confidentiality. Upon reasonable notice, the Seller shall cause AAC, Holdings S.A. and each of the Sale Companies to afford Purchaser's directors, officers, employees, counsel, accountants and other authorized representatives ("Representatives") and Representatives of banks and other institutions to the extent necessary in connection with the financing of the purchase of the Shares hereunder ("Financing Representatives") reasonable access, upon reasonable notice during normal business hours throughout the period prior to the Closing, to the properties, books, contracts, personnel and records relating to the Sale Companies and, during such period, the Seller shall cause AAC, Holdings S.A. and each of the Sale Companies to furnish promptly to Purchaser all information concerning the business, properties and personnel of the Sale Companies as Purchaser may reasonably request. Purchaser confirms that all information obtained pursuant to this Section 4.4 is subject to the Confidentiality

Agreement, dated December 11, 1995 (the "Confidentiality Agreement"), between CVC and the Seller, and agrees and acknowledges that it shall, and shall cause the Subsidiary Purchasers, its and their Representatives and any Financing Representatives to, comply with all provisions of the Confidentiality Agreement by which CVC is bound as though it and they were parties to said Confidentiality Agreement; provided, however, that Purchaser may, with the prior written consent of the Seller as to the information desired to be used by Purchaser (which consent shall not be unreasonably withheld or unduly delayed), use such information obtained pursuant to this Section 4.4 as may be necessary to prepare a registration statement, prospectus, offering circular, offering memorandum or other similar document for purposes of completing the financings described in Section 3.2(f) of this Agreement.

                 4.5  Records.

                 (a) On the Closing Date the Seller will deliver or cause to be delivered to Purchaser all original agreements, documents, books, records and files (collectively, the "Records") in the possession of the Seller relating to the business and operations of the Sale Companies to the extent not then in the possession of one of the Sale Companies, subject to the following exceptions:

                 (i) The Seller may retain all Records prepared in connection with the sale of the Shares or all or any part of the business of the Sale Companies, including bids received from other parties and analyses relating to the Sale Companies, or any part thereof, provided that the Seller shall use reasonable best efforts to provide that all confidential information received by any other parties bidding for the purchase of the Shares or all or any part of the business of the Sale Companies shall have been returned or destroyed;

                 (ii) The Seller may retain (x) all Records (including Tax Returns) relating to U.S. Federal income taxes and to any state or local income taxes with respect to jurisdictions that recognize the
         Section 338(h)(10) election (as defined in Section 8.1 hereof) and (y) all Records relating to Taxes which relate solely to any of the Retained Subsidiaries. With respect to all other Records (including Tax Returns) relating to Taxes, (x) if such Records relate to both one or more Sale Company and one or more Retained Subsidiary, the Seller shall retain the original and Purchaser shall be provided with copies and (y) if such





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

         Records relate solely to the Sale Companies (exclusive of the Retained Subsidiaries), the Seller shall retain copies and Purchaser shall be provided with the original; and

                 (iii) Except as provided in paragraph (ii) above, the Seller may retain or cause the Retained Subsidiaries to retain all Records relating solely to any of the Retained Subsidiaries and may retain the originals of all Records that relate both to the Sale Companies and the Retained Subsidiaries, provided that the Seller shall make copies thereof available to Purchaser to the extent reasonably requested by Purchaser.

                 (b) Subject to the provisions of Article VIII of this Agreement, after the Closing, upon reasonable written notice, Purchaser and the Seller agree to provide or cause to be provided to each other and their Representatives, employees, counsel and accountants access, during normal business hours, to such information (including Records pertinent to any of the Sale Companies) and assistance relating to any of the Sale Companies as is reasonably necessary for financial reporting and accounting matters, the preparation and filing of any returns, reports or forms or the defense of any lawsuit, proceeding or tax, environmental or other claim or assessment; provided, however, that such access does not unreasonably disrupt the normal operations of the Seller, Purchaser or any of their respective subsidiaries.

                 4.6 Publicity. The Seller and Purchaser agree that no public release or announcement concerning the transactions contemplated hereby shall be issued by either party without the prior consent of the other party, except as such release or announcement may be required by law, in which case the party required to make the release or announcement shall, to the extent reasonably feasible, allow the other party reasonable time to comment on such release or announcement in advance of such issuance and all reasonable comments of such other party shall be reflected therein. Subject to compliance by Purchaser with Section 4.4 of this Agreement, the parties acknowledge that the provisions of this Section 4.6 shall not apply to any registration statement, prospectus, offering circular, offering memorandum or other similar document prepared in connection with the financings contemplated by Section 3.2(f) of this Agreement. Notwithstanding the foregoing, the Seller and Purchaser agree to issue or cause to be issued a joint press release announcing the execution and





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

delivery of this Agreement, in the form set forth on Exhibit G, upon the occurrence of the Board Approval.

                 4.7 Best Reasonable Efforts. Subject to the terms and conditions of this Agreement, each party will use its best reasonable efforts to cause the Closing to occur at the earliest practicable date. The Seller will pay reasonable expenses and fees with respect to any third party consents that may be necessary in connection with the consummation of the transactions contemplated by this Agreement.

                 4.8 Other Offers. From the date hereof until the termination of this Agreement or the Closing Date, whichever first occurs, the Seller will not, and will cause its directors, officers, agents and other Representatives not to, directly or indirectly, take any action to solicit or initiate any offer or indication of interest from any person with respect to any Acquisition Proposal (as hereinafter defined). The Seller will not furnish any information relating to, participate in any negotiations or discussions concerning, or enter into any agreement with respect to any Acquisition Proposal or assist or participate in, or facilitate in any other manner any effort or attempt by any other Person to do or seek to do, any of the foregoing. The Seller shall, and shall cause each of its directors, officers, agents and other Representatives to, immediately cease and cause to be terminated any existing activities, including discussions or negotiations with any parties, conducted prior to the date hereof with respect to any Acquisition Proposal other than as contemplated by this Agreement. The Seller represents that neither it nor any of its directors, officers, agents or other Representatives is a party to or bound by any agreement with respect to an Acquisition Proposal other than under this Agreement. For purposes hereof, "Acquisition Proposal" means any proposal for a merger or other business combination involving any or all of the Sale Companies, Holdings S.A. and/or AAC's Home Products Division or the acquisition of any equity interest in, or a substantial portion of the assets of, any or all of the Sale Companies, Holdings S.A. and/or AAC's Home Products Division, other than the transactions contemplated by this Agreement.

                 4.9  Environmental Matters.

                 (i) Except as specifically provided in Article VII of this Agreement, it is expressly agreed that effective as of the Closing, Purchaser assumes all responsibility for compliance with Environmental Laws and for environmental liabilities resulting from or associated with the operations of the Sale Companies or from the use or ownership of any property by the Sale Companies on or after the Closing, and Purchaser's sole and exclusive remedy as against the Seller or its subsidiaries relating to any environmental matters shall be limited to
         Article VII of this Agreement. Any liability relating to an Environmental Claim that the Seller may incur pursuant to Article VII, other than liability pursuant to Section 7.3(a) and (d), shall be subject to Purchaser producing evidence and documents describing in reasonable detail any injury, damage or other Environmental Claim alleged to have been caused by a Sale Company while the Sale Companies were directly or indirectly owned by the Seller.

             (ii) Purchaser shall maintain and safeguard, in accordance with the prior practice of the Sale Companies and the Seller with respect to the Sale Companies and in accordance with all applicable laws and regulations, relevant material information and records regarding premises utilized by the Sale Companies, uses of such premises made by the Sale Companies, waste disposal practices, procedures and services utilized by the Sale Companies, compliance and noncompliance of the Sale Companies with Environmental Laws, and other material information and documents relevant to the matters described in Section 3.1(w) of this Agreement. Purchaser shall not knowingly destroy or dispose of any such information or records without notifying the Seller of its intent to destroy or dispose of such records, affording the Seller the right to inspect and review such information and records, and if the Seller requests, delivering such information and records to the Seller. Purchaser shall also make any such information and records available for review and/or copying by the Seller promptly upon the Seller's reasonable request. Purchaser's agreement to this Section
         4.9 shall not be construed as a waiver of any applicable privilege, except between the parties hereto.

            (iii) The Seller shall not be required to indemnify Purchaser or its Indemnified Persons (as defined in Section 7.1 of this Agreement) pursuant to Sections 3.1(w), 7.1 or 7.3, to the extent Purchaser's or the Sale Companies' failure to maintain records following the Closing as required by 4.9(ii) materially prejudices the Seller's defense of such claim for indemnity.

                  (iv)  The parties acknowledge that nothing set forth in this
         Section 4.9 shall be construed to alter or modify the application of the survival provisions of Section 7.2(c) or Section 9.3 of this Agreement as they relate to environmental matters and that the Seller makes no representation or warranty as to, and assumes no responsibility for, any environmental matter other than as set forth in Section 3.1(w) and Article VII of this Agreement and this Section 4.9.

                  (iv) "Environmental Claim," as used in this Agreement, shall mean any claim, action, cause of action or notice (written or oral) by any person or entity alleging potential liability (including, without limitation, potential liability for cleanup costs, corrective action, governmental response costs, natural resources damages or penalties) resulting from (A) the presence, or release into the environment, of any Hazardous Substance at any location, or (B) the violation, or alleged violation, of any Environmental Law.

                   (v) "Environmental Laws" means all laws, regulations, ordinances, judicial and administrative orders and determinations and all common law relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) in effect in applicable jurisdictions as of the date of this Agreement, including, without limitation, Part IIA of the U.K. Environmental Protection Act of 1990 (to the extent the Secretary of State has exercised powers conferred on him to bring into force prior to the date of this Agreement regulations, orders or directives that are currently in effect and as to which compliance by a Sale Company is currently required) and all those relating to emissions, discharges, releases or threatened releases, control or clean-up of Hazardous Substances, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport and handling of Hazardous Substances.

                  (vi) "Hazardous Substance" means any substance defined, designated or classified as hazardous, toxic, radioactive or dangerous or otherwise regulated under any law, ordinance, regulation, judicial or administrative order or determination or common law relating to pollution or protection of the environment

         (including without limitation CERCLA or SDWA). Hazardous Substance includes, without limitation, any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste or petroleum or any derivative or by-product thereof, radioactive material, friable asbestos-containing material and polychlorinated biphenyl.

                 4.10 Notification of Certain Matters. The Seller shall give prompt notice to Purchaser of: (a) any notice by a third party of a material default or event that, with notice or lapse of time or both, would become a material default, received by the Seller, AAC or any of the Sale Companies subsequent to the date of this Agreement and prior to the Closing Date, under any Material Contract; and (b) any material adverse change in the financial condition, business or operations of (i) the U.S. Sale Companies, taken as a whole (as to matters relating to any of the U.S. Sale Companies), or (ii) the European Sale Companies, taken as a whole (as to matters relating to any of the European Sale Companies), or the occurrence of any event which, so far as reasonably can be foreseen at the time of its occurrence, is reasonably likely to result in any such change. Each of the Seller and Purchaser shall give prompt notice to the other party of any notice from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement. The Seller shall give prompt notice to Purchaser upon obtaining knowledge that any of its representations and warranties under Section 3.1 were not correct when made, and Purchaser shall give prompt notice to the Seller upon obtaining knowledge that any of its representations and warranties under Section 3.2 were not correct when made.

                 4.11  Employment Matters.

                 (a) Following the Closing Date, notwithstanding any other provision to the contrary herein, Purchaser shall, and shall cause the applicable Sale Company to, honor the terms and provisions of all employment agreements and arrangements in effect with the Sale Companies as listed in
Schedule 4.11(a).

                 (b) Except as specifically provided in this Section 4.11(b) or Section 4.11(c) or in any applicable collective bargaining agreement, persons who are employed by any of the U.S. Sale Companies (including those employees of AAC who become employees of Home Products pursuant to the Asset Purchase Agreement) shall continue in the employ of Purchaser or one of the U.S. Sale Companies on terms and





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

conditions substantially comparable to those applicable to such employees immediately prior to the Closing Date. All such employees (including employees on leave of absence, whether medical, disability, maternity or paternity, military or otherwise) who are or become employees, directly or indirectly, of Purchaser or one of the U.S. Sale Companies immediately after the Closing Date are referred to herein as "United States Transferred Employees." Except as otherwise provided for in any applicable collective bargaining agreements, Purchaser shall cause such United States Transferred Employees to be reviewed for performance and salary increases on a basis recognizing their prior service with the Seller or any of its subsidiaries, including the U.S. Sale Companies, and shall, for one year following the Closing Date, provide reviews and salary increases consistent with the policies applicable to such United States Transferred Employees as of the Closing Date and in compliance with any applicable collective bargaining agreement. Notwithstanding the foregoing, the first review applicable to such United States Transferred Employees during the one year period following the Closing Date shall occur no later than the review date established under policies of the Seller or the applicable subsidiary of the Seller in effect prior to the Closing Date. Nothing in this Agreement shall limit the Purchaser's ability to terminate the employment of any United States Transferred Employee at any time following the Closing Date for any reason, including without cause.

        (c) Except as specifically set forth herein, for a period of at least one year following the Closing Date Purchaser shall provide, or cause to be provided, employee benefits to the United States Transferred Employees that are substantially similar in the aggregate to the existing benefits available to the United States Transferred Employees immediately prior to the Closing Date (as such existing benefits are listed in Schedule 4.11(c) hereto) and shall take into account all service with the Seller or any of its subsidiaries, including the U.S. Sale Companies, prior to the Closing Date for purposes of making any determinations with respect to such benefits, other than for purposes of benefit accrual under a "defined benefit plan" within the meaning of Section 3(36) of ERISA, to the same extent as such service was taken into account by the Seller or the applicable subsidiary of the Seller for similar purposes or under a similar plan immediately prior to the Closing Date. Notwithstanding the foregoing, for a period of at least one year following the Closing Date, Purchaser shall provide, or cause to be provided, to the United States Transferred Employees severance pay and benefits that are no less favorable than what each United States Transferred Employee would have received under the applicable severance plans, programs and policies of Seller and the U.S. Sale Companies as in effect on the date of this Agreement.

                 (d)  Except as specifically provided in Section 4.11(d),
(e) or (f) or in any applicable collective bargaining agreement or by law, persons who are employed by any of the European Sale Companies shall continue in the employ of Purchaser or one of the European Sale Companies on terms and conditions substantially comparable to or, to the extent required by applicable law, the same as those applicable to such employees immediately prior to the Closing Date, and their prior service with the Seller or the European Sale Companies shall be recognized by the Purchaser. All such employees (including employees on leave of absence, whether medical, disability, maternity or paternity, military or otherwise) who are or become employees, directly or indirectly, of Purchaser or one of the European Sale Companies immediately after the Closing are referred to herein as "European Transferred Employees". The Purchaser shall cause such European Transferred Employees to be reviewed for performance and salary increases on a basis recognizing their prior service with the Seller or any of its subsidiaries, including the European Sale Companies, and shall, for one year following the Closing Date, provide reviews and salary increases consistent with the policies applicable to such European Transferred Employees as of the Closing Date and in compliance with any applicable collective bargaining agreement. Notwithstanding the foregoing, the first review applicable to such European Transferred Employees during the one year period following the Closing Date shall occur no later than the review date established under policies of the Seller or the applicable subsidiary of the Seller in effect prior to the Closing Date. Nothing in this Agreement shall limit the Purchaser's ability to terminate the employment of any European Transferred Employee at any time following the Closing Date for any reason, including without cause.

                 (e) Except as specifically set forth herein, for a period of at least one year following the Closing Date, Purchaser shall provide or cause to be provided pension and employee benefits to the European Transferred Employees that are substantially comparable to or, to the extent required by applicable law, the same as the existing benefits available to the European Transferred Employees immediately prior to the Closing Date (as such benefits are listed in Schedule 4.11(e) hereto) and shall take into account for the purposes of such existing benefits and any calculation thereunder all service with the Seller or any of its subsidiaries prior to the Closing Date for the purposes of making any determinations with respect to such benefits (accrual or otherwise) to the same extent as such service was taken into account by the Seller or the applicable subsidiary of the Seller immediately prior to the Closing Date. Purchaser recognizes that as a matter of law the employment conditions, as far as the European Sale Companies are concerned, are not to be changed by the sale of the Shares.

                 (f) Notwithstanding any other provision of this Agreement, nothing in this Agreement shall limit the Purchaser's ability to amend such terms and conditions of the Transferred Employees who are employed immediately prior to Closing by Alumax Holdings Limited or Alumax Holdings Subsidiaries ("the UK Transferred Employees") by consent, or for some other substantial reason pursuant to Section 57(2) of the Employment Protection (Consolidation) Act 1978, or the Purchaser's ability to dismiss any such UK Transferred Employee with or without notice or by way of summary dismissal with cause.

                 (g) Following the Closing Date, notwithstanding any other provision to the contrary herein, Purchaser shall, and shall cause the applicable employer of the UK Transferred Employees to, honor the terms and provisions of all written employment agreements and written arrangements, including pension and death and service benefits in effect on the date hereof with respect to the employees of the UK Sale Companies, copies of which have been provided to Purchaser.

                 4.12 Employees. (a) Purchaser shall not assume any liability under any AFP Benefit Plan, including, without limitation, administrative obligations under Section 4980B of the Code, and the Seller shall indemnify and hold harmless, in accordance with Article VII, Purchaser and its affiliates from and against (i) all liabilities under any AFP Benefit Plan, (ii) all liabilities relating to, and claims made by, Transferred Employees with respect to periods prior to the Closing Date, other than any such liability arising as a result of the failure by Purchaser to comply with its covenants under Section 4.11 hereof or this Section 4.12, (iii) all liabilities relating to, and claims made by, employees of the Seller or any of its subsidiaries who are not Transferred Employees with respect to all periods, and (iv) any liability or obligation arising with respect to any "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) at any time maintained or contributed to by (or required to be maintained or contributed to by) any ERISA Affiliate. Except as provided in the preceding sentence, Purchaser shall indemnify and hold harmless, in accordance with Article VII, the Seller and its affiliates from and against liabilities to the Transferred Employees arising as a result of the failure by Purchaser to comply with its covenants under Section
4.11 hereof or this Section 4.12 or related to the employment of the Transferred Employees by Purchaser with respect to periods from and after the Closing Date, including any severance or other payments which may become due and payable to any Transferred Employee by reason of Purchaser terminating such employees (but not including any severance or other payments which may become due and payable under existing agreements, arrangements or policies by the Seller to any of its employees in connection with the transactions contemplated by this Agreement).

                 (b) Salaried Defined Benefit Plan. The Seller shall retain all obligations under the "Retirement Plan for Salaried Employees of Alumax Inc. and its Subsidiaries" (the "Seller's Salaried Retirement Plan"), which is an AFP Benefit Plan, for benefits accrued thereunder as of the Closing Date by the United States Transferred Employees. Each United States Transferred Employee shall be fully vested in his accrued benefit under the Seller's Salaried Retirement Plan as of the Closing Date. The amount of any pension payable under the Seller's Salaried Retirement Plan shall be determined for the United States Transferred Employees based on the length of continuous service and earnings of such United States Transferred Employees as defined under the Seller's Salaried Retirement Plan determined as of the Closing Date.

                 (c) Hourly Defined Benefit Plans. The Seller shall retain all obligations under the "Alumax Fabricated Products, Inc. Retirement Income Plan" (the "Fabricated Retirement Plan"), "Alumax Aluminum Corporation Combined Pension Plan" and "Kawneer Company, Inc. Retirement Plan for Hourly Employees" (the "Seller's Hourly Retirement Plans"), each of which is an AFP Benefit Plan for benefits accrued thereunder as of the Closing Date by the United States Transferred Employees. No later than the Closing Date, the Seller shall cause the Fabricated Retirement Plan to be amended, effective as of the Closing Date, to make Seller or one of its ERISA Affiliates other than one of the Sale Companies the "plan sponsor" under the meaning of Section 3(16)(B) of ERISA of the Fabricated Retirement Plan. Each United States Transferred Employee shall be fully vested in his accrued benefit under the Seller's Hourly Retirement

Plan as of the Closing Date. The amount of any pension payable under the Seller's Hourly Retirement Plan shall be determined for the United States Transferred Employees based on the length of continuous service and earnings of such United States Transferred Employees as defined under the Seller's Hourly Retirement Plan determined as of the Closing Date.

                 (d) Medical, Dental, Life, Accidental Death and Dismemberment, and Disability Insurance (Active Employees). Effective as of the Closing Date, the United States Transferred Employees shall cease being covered under each employee welfare benefit plan (as such term is defined in Section 3(1) of ERISA) maintained by the Seller that provides medical, dental, life, accidental death and dismemberment, or disability insurance benefits. On and after the Closing Date, the Seller shall retain and have sole responsibility for the payment of any and all medical, dental, life, accidental death and dismemberment, and disability insurance benefits to all employees and former employees of the Seller, AFP and the AFP Subsidiaries (and the eligible dependents of such employees and former employees) attributable to expenses incurred on or prior to the Closing Date by such employees and former employees of the Seller, AFP and the AFP Subsidiaries (and the eligible dependents of such employees and former employees). For such purpose, an expense is deemed incurred when the services that are the subject of the claim are performed, when the death occurs (in the case of life insurance), when the disability occurs (in the case of disability insurance), and based on the dates services are provided in the case of a hospital stay.

                 (e) Medical and Life Insurance (Retired Employees). On and after the Closing Date, the Seller shall retain and have sole responsibility for all liabilities, obligations and commitments of the Seller, AFP or the AFP Subsidiaries to provide retiree medical and life insurance benefits to any employee of the Seller, AFP, or the AFP Subsidiaries who is: (i) receiving such benefits as of the Closing Date; or (ii) eligible or entitled to receive such benefits as of the Closing Date, regardless of whether such individual has in fact elected to receive retirement benefits as of the Closing Date. Notwithstanding any other provision of this Agreement, the Purchaser shall have no obligation to establish a retiree medical or life insurance plan for the benefit of, or provide retiree medical or life insurance benefits to, any retired or former employee of the Seller, AFP or the AFP Subsidiaries or their dependents (including spouses) who are receiving retiree medical or life insurance coverage, or are eligible to receive retiree medical or life insurance coverage, as of the Closing Date; nor shall the Purchaser have any obligation to establish a retiree medical or life insurance plan for the benefit of, or provide retiree medical or life insurance benefit to, any United States Transferred Employee or any dependent thereof.

                 (f) COBRA. The Seller shall be responsible for satisfying the continuation coverage requirements for group health plans under Section 4980B of the Code or Part 6 of Title I of ERISA ("COBRA") for all employees or former employees of the Seller, AFP or the AFP Subsidiaries (and any dependents of such employees and former employees) who are receiving COBRA continuation coverage as of the Closing Date or who are entitled to elect such coverage on account of a qualifying event occurring on or before the Closing Date. The Purchaser shall have no obligation or liability with respect to any person who is receiving or entitled to elect to receive COBRA continuation coverage as of the Closing date.

                 (g) Long-Term Disability and Unemployment Compensation Insurance. On and after the Closing Date, the Seller shall retain and have sole responsibility for all liabilities, obligations and commitments of the Seller, AFP and the AFP Subsidiaries arising in connection with any long-term disability and unemployment compensation insurance claims which relate to or arise from incidents occurring on or prior to the Closing Date.
Notwithstanding any other provision of this Agreement, the Seller shall be solely responsible for providing any and all long-term disability benefits (and all other pension and/or welfare benefits to which any such person is entitled on account of disability after becoming eligible for such long-term disability benefits) which become payable on or after the Closing Date to any employee or former employee (or any dependent thereof) of the Seller, AFP or any of the AFP Subsidiaries who was disabled or was in a disability waiting period as of the Closing Date.

                 (h) Executive and Deferred Compensation Arrangements. The Seller shall be solely responsible for the payment of any and all amounts due under the "Alumax Inc. Deferred Compensation Plan," the "Alumax Inc. Excess Benefit Plan," the "Alumax Inc. 1993 Annual Incentive Plan," the "Alumax Inc. 1993 Long-Term Incentive Plan," and any other deferred compensation arrangements or stock option plans maintained by the Seller with respect to any Transferred Employee.





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                 4.13  Competition.  The Seller covenants and agrees that it and its subsidiaries shall not: (a) at any time within the five-year period immediately following the Closing acquire a stand-alone business or start a new business which engages in the sale of products currently manufactured and sold by any of the Sale Companies, in any geographic areas where such Sale Company currently operates or sells such products, so long as Purchaser or its assigns remains engaged in such business; (b) at any time within the three-year period immediately following the Closing acquire any business (an "Acquired Business"), a significant portion (a portion being determined to be significant if it represents both $10 million or more in sales and twenty percent (20%) or more of the acquired business' revenue during the last fiscal year preceding such acquisition) of which derives its revenues from the sale of products currently manufactured and sold by any of the Sale Companies in any geographic areas where such Sale Company currently operates or sells such products, so long as such Sale Company or its assigns remains engaged in such business in such areas, unless the Seller or its subsidiary which consummates any such acquisition promptly thereafter (x) makes an Offer (as defined below) to sell to Purchaser, at a price and on other material terms determined by the Seller, the business or businesses or portions thereof (the "Competing Portion") engaged in the sale of products currently manufactured and sold by any of the Sale Companies in any geographic areas where such Sale Company currently operates or sells such products and (y) if Purchaser declines such Offer, undertakes good faith efforts to divest the Competing Portion (provided that if the Seller determines to make such divestiture at a price lower than or on terms more favorable than originally offered to Purchaser, the Seller shall make an Offer to sell the Competing Portion to Purchaser at such lower price and/or other terms first), provided that the Seller shall not be obligated to make any such divestiture at a loss (a loss being determined to be the result if the highest price offered by any prospective purchaser of the Competing Portion is less than an amount equal to that portion of the purchase price paid by Seller to purchase the Acquired Business allocable to the Competing Portion, determined by reference to a third party appraisal of the Competing Portion or, if no such appraisal is available, determined in proportion to the proportion of net income of the Acquired Business contributed by the Competing Portion as compared to the remainder for the fiscal year ended immediately prior to the date of acquisition of the Acquired Business); and (c) at any time within the five-year period immediately following the Closing disclose confidential information





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regarding the Sale Companies to any third parties (not including the Seller and its subsidiaries), except as required by law, regulation, a court order, in the defense of litigation for which the Seller or any of its subsidiaries may be liable, or in any actions relating to this Agreement, including the schedules and exhibits hereto, and shall not solicit directly or indirectly management personnel currently employed by the Sale Companies for employment with the Seller and its subsidiaries; provided, that with respect to any of the matters covered in this Section 4.13 (i) to the extent that any restriction set forth in this Section 4.13 is adjudicated to be invalid or unenforceable in any jurisdiction, the court making such determination shall have the power to limit, construe or reduce the duration, scope, activity or area of such provision to the extent necessary to render such provision enforceable to the maximum extent permitted by applicable law, such limited form to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made, (ii) the Seller may continue to own and operate all of its existing subsidiaries and businesses (other than the Sale Companies), market products that it or its subsidiaries (other than the Sale Companies) currently market (which may include products also manufactured or sold by any of the Sale Companies) and may make product line extensions of existing product lines and make product improvements and enhancements of existing products, in each case of all such businesses and subsidiaries in the geographic areas and markets where the Seller or any of its subsidiaries (other than the Sale Companies) currently operates or sells its products, (iii) MIC-6 toolplate and other products currently manufactured or sold by the Seller and its existing subsidiaries and businesses (other than the Sale Companies) shall not be treated as products currently manufactured or sold by the Sale Companies under the provisions of Section 4.13, (iv) the provisions of this Section 4.13 shall not be binding upon a third party purchaser of the Seller or any of its subsidiaries or businesses other than the Seller or any subsidiary of the Seller at the time of acquisition, and (v) the Seller and its subsidiaries shall not be prevented from offering employment to management employees of the Sale Companies who seek employment with the Seller or its subsidiaries on their own initiative or through recruiters or employment agencies, except for certain key management employees of the Sale Companies identified on Schedule 4.13 of this Agreement. An "Offer" as used in this Section 4.13 shall be an offer which includes the purchase price and all material terms reasonably necessary for Purchaser to evaluate and make a determination with respect thereto and





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

provides Purchaser a period of at least 30 days (in the case of the initial offer made with respect to any Competing Portion of an Acquired Business) or 15 days (in the case of subsequent offers) to accept or decline such offer and an opportunity during such period, subject to the execution and delivery of a mutually agreeable confidentiality agreement, to obtain reasonable access to the Records and other reasonably necessary information relating to the Competing Portion being offered.

                 4.14 Use of Certain Names. Purchaser acknowledges that the Seller will cause AFP, Alumax Holdings and Alumax Europe to effect changes to their and their Subsidiaries' names prior to the Closing Date to remove therefrom the name "Alumax". Upon the Closing Date, Purchaser shall not, and shall procure that none of its subsidiaries from time to time shall, use either such name or the name "Kawneer" or any substantially similar name, or any trademark, logo or other symbol that includes or is otherwise associated with such name, for any purpose, including without limitation in connection with the marketing of any products produced by any of the Sale Companies. Insofar as changes to such names have not been effected at or prior to the Closing Date, Purchaser shall procure that all necessary steps are taken to complete such changes of names within 14 days from the Closing Date. Notwithstanding the foregoing, Purchaser may, for a period not exceeding 180 days immediately following the Closing Date, use materials, including items of inventory, office supplies, packaging materials and equipment, that have affixed thereto either such name or any such trademark, logo or symbol to the extent such materials cannot be replaced and such name, trademark, logo or symbol cannot be erased, covered or otherwise removed without undue expense to the Purchaser. Purchaser shall indemnify and hold harmless, in accordance with the provisions of Article VII hereof, the Seller and its subsidiaries from and against any loss, liability, damage or claim that the Seller or its subsidiaries may suffer as a result of the use by Purchaser of such names, trademarks, logos or symbols or as a result of the use by Purchaser of the name "Euramax."

                 4.15 Certain Bank Accounts. (a) The parties agree that the bank accounts (the "Bank Accounts") of the Sale Companies identified on
Schedule 4.15(a) will be retained by the Sale Companies after the Closing and, accordingly, the Seller and Purchaser shall each cooperate with the other and take or cause to be taken, whether before, at or after the Closing, such actions as may be necessary to cause Purchaser or its designee(s) to assume





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control over such Bank Accounts, including without limitation the power to write checks thereon, to withdraw funds therefrom and to deposit funds therein, by not later than 30 days after the Closing Date; provided, however, that during such period after the Closing, the Seller shall not, and shall direct its officers, employees and Representatives not to, write checks on the Bank Accounts, withdraw any funds therefrom or otherwise exercise any control over the Bank Accounts unless requested by Purchaser or a Subsidiary Purchaser. The Seller shall agree to maintain sufficient funds in the Bank Accounts prior to Closing such that all checks issued in the ordinary course prior to Closing by any of the Sale Companies will be duly paid upon presentment.

                 (b) The parties agree that the Bank Accounts shall have aggregate balances, on a regional basis, as of the close of business on the day immediately preceding the Closing Date as set forth on a schedule to be agreed upon ten business days prior to Closing by the Seller and Purchaser (such schedule being referred to as "Schedule 4.15(b)"). Upon the confirmation of the actual closing bank ledger balances as of such date with respect to each Bank Account on the business day immediately following the Closing Date, the Seller and Purchaser shall agree upon a schedule of such actual closing bank ledger balances (the "Final Account Balances"). If the aggregate of the Final Account Balances exceeds the aggregate of the balances shown on Schedule 4.15(b), Purchaser shall pay the amount of such excess to the Seller, and if the aggregate of the balances shown on Schedule 4.15(b) exceeds the aggregate of the Final Account Balances, the Seller shall pay the amount of such excess to Purchaser, in either case within ten days of the Closing Date in immediately available funds. Further procedures necessary to effect the intent of this
Section 4.15 shall be mutually agreed to between the Seller and Purchaser by not later than the date Schedule 4.15(b) is required to be agreed upon pursuant to this Section 4.15(b).

                 4.16 Workers' Compensation Claims. From and after the Closing Date, Purchaser and the U.S. Sale Companies shall assume responsibility for administration, management and payment of all sums due or which may become due in connection with workers' compensation claims made by employees of the U.S. Sales Companies ("Fabricated Products Claims") wherever and whenever arising, provided the Seller shall make available and promptly pay to Purchaser any sums received by the Seller in connection with any applicable insurance coverage maintained by the Seller in respect of Fabricated Products Claims made or arising from events occurring prior to the Closing Date. The Seller shall





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

assist Purchaser and the U.S. Sale Companies in administering, managing and processing payments which are due or which may become due for workers' compensation claims for a period of up to thirty days after the Closing Date. Purchaser and the U.S. Sale Companies shall hold harmless, in accordance with the provisions of Article VII hereof, and promptly reimburse the Seller for all reasonable and necessary payments made to third parties (other than payments made to insurance carriers as premiums for prospective coverage) in connection with the administration and management of the Fabricated Products Claims and shall hold harmless and promptly reimburse the Seller for all payments which the Seller may be required to make on behalf of Purchaser or the U.S. Sale Companies in connection with the Fabricated Products Claims after the Closing Date.

                 4.17 Financing. Purchaser shall use its reasonable best efforts to consummate the financings described in the Financing Letters, including, without limitation, the acceptance of any reasonable modifications or changes to the terms of such financings requested by the other parties thereto. Purchaser shall notify the Seller promptly of the termination of any of the Financing Letters, any material changes or modifications to the terms and conditions set forth therein or the discovery or development of any facts or circumstances which would render the statements in Section 3.2(f) hereof false or misleading in any respect or otherwise would either (a) contradict or conflict with the terms and conditions set forth in the Financing Letters or
(b) create a reasonable basis for Purchaser to believe it will not be able to obtain financing in accordance with the Financing Letters or to consummate the transactions contemplated in this Agreement within 90 days of the date hereof. At the Seller's reasonable request, Purchaser shall provide the Seller with additional or updated information with respect to such financings, including, without limitation, copies of draft definitive agreements relating thereto. In the event of termination of any of the Financing Letters, Purchaser shall use its reasonable best efforts to arrange for satisfactory substitute financing, having terms which would not have a material adverse effect on the ability of Purchaser to consummate the transactions contemplated by this Agreement. The parties acknowledge that, as used in this Section 4.17, Purchaser's agreement to use its "reasonable best efforts" shall not require Purchaser to agree to economic terms in respect of any financing that are materially more burdensome than those set forth in the Financing Letter relating to the Bank Loan and those set forth in Schedule 4.17 with respect to the Mezzanine Financing.

                 4.18 Financial Statements. The Seller shall make available to Purchaser and the Purchaser Auditors such Records and all other reasonably necessary information as they may reasonably request for the purpose of preparing Purchaser's registration statement, prospectus, offering circular or offering memorandum for the Mezzanine Financing and the pro forma financial statements to be included therein which give effect to the consummation of the transactions contemplated by this Agreement, and the Seller shall otherwise provide such assistance as may reasonably be requested by Purchaser in its preparation of such registration statement, prospectus, offering circular or offering memorandum and pro forma financial statements. The Seller and Purchaser shall cooperate fully in the preparation of such pro forma financial statements and Purchaser shall use its reasonable best efforts to complete such pro forma financial statements for inclusion in the offering materials for the financings contemplated by the Financing Letter for the Mezzanine Financing (or other similar financing) by not later than 45 days after the date hereof; provided Purchaser or Purchaser Auditors were provided full access to information required by it for this purpose within 15 days of the date hereof. Purchaser shall indemnify and hold harmless, in accordance with the provisions of Article VII hereof, the Seller and its officers, directors, employees and affiliates from and against any loss, liability, damage or claim that any of them may suffer as a result of the Seller's providing assistance to Purchaser in the preparation of such pro forma financial statements or the registration statement in accordance with this Section 4.18 or as a result of the use by Purchaser of information contained in or derived from such Records (other than any information furnished in writing by the Seller to Purchaser and expressly authorized by the Seller to be included in such registration statement), including without limitation with respect to any such loss, liability, damage or claim arising under the United States Securities Act of 1933, as amended.

                 4.19 Capital Expenditures. Except in the ordinary course of business, consistent with past practice, the Seller will not, and will cause its subsidiaries not to, issue any oral or written directive to any of the Sale Companies relating to capital expenditures in accordance with the ordinary course of business, consistent with past practice, and the Sale Companies shall be permitted to continue to make capital expenditures as set forth in Schedule 4.1(c) in the ordinary course of business, consistent with past practice.





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                                   ARTICLE V

                                   CONDITIONS

                 5.1 Conditions to Obligations of the Seller. The obligations of the Seller as contemplated by this Agreement are subject to the fulfillment of each of the following conditions, any or all of which may be waived in whole or in part by the Seller to the extent permitted by applicable law:

                 (a) Governmental and Regulatory Consents. Prior to the Closing Date, all governmental or regulatory notices or filings, consents, registrations, approvals, permits or authorizations set forth on Schedules 3.1(d)(i) and (ii) and 3.2(c) shall have been obtained or made to the extent required by law;

                 (b) Litigation. As of the Closing Date, no action, suit or proceeding shall be pending before any court or governmental or regulatory authority of competent jurisdiction whereby an unfavorable statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) would prohibit the consummation of the transactions contemplated by this Agreement or impose material restrictions on the Purchaser or the Seller or any of their respective subsidiaries in connection with the consummation of the purchase and sale of Shares hereunder or with respect to their business operations (collectively, an "Order") and no such Order shall be in effect;

                 (c) Compliance. The representations and warranties contained in Section 3.2 shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date and Purchaser shall have performed in all material respects its covenants set forth in Article IV; and the Seller shall have received on the Closing Date a certificate to the foregoing effect executed by an officer of Purchaser;

                 (d) Opinion of Counsel. The Seller shall have received on the Closing Date an opinion, dated the Closing Date, of Kirkland & Ellis, counsel for Purchaser, with respect to matters of New York law and the Delaware General Corporation Law relating to Purchaser in the form set forth in Exhibit B hereto;

                 (e) Certification. The Seller shall have received on the Closing Date certificates from the Secretary





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

(or other appropriate officer) of the Purchaser with respect to (A) its certificate of incorporation, (B) its memorandum and articles of association,
(C) resolutions of its Board of Directors and, if necessary, its stockholders with respect to the authorization of this Agreement and the transactions contemplated hereby and (D) the incumbency of executing officers; and the Seller shall have received a certificate from the Secretary (or other appropriate officer) of the Purchaser, in form reasonably satisfactory to the Seller, acknowledging its consent to the releases (in form theretofore agreed upon between Purchaser and the Seller) delivered by the Sale Companies to the resigning directors and officers referred to in Section 5.2(f) releasing such officers and directors from any and all claims, damages or liabilities arising from such service as an officer or director with any of the Sale Companies;

                 (f)  Consultation.  Prior to the Closing Date, Alumax
Europe, the Alumax Europe Subsidiary, Alumax France and the Alumax France Subsidiary shall have complied to the reasonable satisfaction of the Seller and Purchaser with any or all obligations to consult with employees and, if applicable, the Works Councils of Alumax Europe, the Alumax Europe Subsidiary, Alumax France and the Alumax France Subsidiary or, if applicable, the Retained Subsidiaries (or their representatives), and shall have obtained the positive advice, if required, of such Works Councils in connection with the sale of the Shares contemplated by this Agreement and the transfers contemplated by Section 1.4(b) of this Agreement; and

                 (g) MIC-6 Tool Plate. On the Closing Date, a subsidiary of Seller shall have entered into a distribution agreement, in the form of Exhibit E hereto, with one or more of the Sale Companies providing for the sale and distribution of the "MIC-6 Tool Plate" in England or France.

                 5.2 Conditions to Obligations of Purchaser. The obligations of Purchaser as contemplated by this Agreement are subject to the fulfillment of each of the following conditions, any or all of which may be waived in whole or in part by Purchaser to the extent permitted by applicable law:

                 (a) Governmental and Regulatory Consents. Prior to the Closing Date, all governmental or regulatory notices or filings, consents, registrations, approvals, permits or authorizations set forth on Schedules 3.1(d)(i) and (ii) and 3.2(c) shall have been obtained or made to the extent required by law;

                 (b) Litigation. As of the Closing Date, there shall be no action, suit or proceeding pending before any court or governmental or regulatory authority of competent jurisdiction that could result in an Order, and there shall be in effect no Order;

                 (c) Compliance. The representations and warranties contained in Section 3.1 shall be true and correct in all material respects as of the Closing Date as though made at and as of the Closing Date, the Seller shall have performed in all material respects its covenants set forth in Article IV and all transactions contemplated by Section 1.4 shall have been consummated; and Purchaser shall have received on the Closing Date a certificate to the foregoing effect executed on behalf of the Seller;

                 (d) Consents. Prior to the Closing Date, Seller shall have obtained the consents of third parties listed on Schedule 5.2(d);

                 (e) Opinion of Counsel. Purchaser shall have received on the Closing Date opinions, each dated the Closing Date, (i) of Sullivan & Cromwell, counsel for the Seller, with respect to matters of New York law and the Delaware General Corporation Law relating to Seller in the form set forth in Exhibit C hereto and (ii) of Baker & McKenzie, special European Counsel for the Seller, with respect to certain matters relating to the laws of the United Kingdom, France and the Netherlands, in the form set forth in Exhibit D hereto;

                 (f) Resignations, etc.. Purchaser shall have received on the Closing Date the resignations, effective as of the Closing Date, of each director and officer (other than any Transferred Employee) of each of the Sale Companies, as specified by Purchaser prior to the Closing Date, and, with respect to Alumax Holdings, Alumax Europe and Alumax France (and their respective Subsidiaries), evidence of such corporate or other action as are specified in Schedule 5.2(f); and each such resigning officer or director shall have delivered on the Closing Date a release reasonably acceptable to Purchaser releasing Purchaser and the Sale Companies from any and all claims, damages or liabilities arising from such service as an officer or director with any of the Sale Companies.

                 (g) Minute Books and Seals. On the Closing Date, the Seller shall have delivered, or shall have caused to be delivered, all minute books, share registers and corporate





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

or common seals (or other similar or equivalent documents or instruments) of each of the Sale Companies;

                 (h) Certifications. Purchaser shall have received on the Closing Date (i) good standing certificates with respect to each of the U.S. Sale Companies, together with certified charter documents, from the secretary of state (or other appropriate official) of their respective states of incorporation (to the extent such concepts of good standing status are recognized in such states), and (ii) certificates from the Secretary (or other appropriate officer) of the Seller, AAC and each of the Sale Companies with respect to (A) its certificate of incorporation or memorandum of association,
(B) its by-laws or articles of association, and (C) with respect to the Seller, the continued effectiveness of the resolutions of its Board of Directors referred to in Section 3.1(b) of this Agreement with respect to the authorization of this Agreement and the transactions contemplated hereby and the incumbency of executing officers;

                 (i) Bank Accounts. Purchaser shall have received on the Closing Date a schedule, certified as true and correct by an officer of the Seller, listing the name of each bank with which the Sale Companies have an account or safe deposit box, the identifying numbers or symbols thereof and the name of each person authorized to draw thereon or to have access thereto;

                 (j) Material Adverse Change. Between the date of this Agreement and the Closing Date, there shall have occurred no material adverse change in the combined financial condition, business or operations of (i) the U.S. Sale Companies, taken as a whole (as to matters relating to any of the U.S. Sale Companies) or (ii) the European Sale Companies, taken as a whole (as to matters relating to any of the European Sale Companies);

                 (k) MIC-6 Tool Plate. On the Closing Date, a subsidiary of Seller shall have entered into a distribution agreement, in the form of Exhibit E hereto, with one or more of the Sale Companies providing for the sale and distribution of the "MIC-6 Tool Plate" in England or France;

                 (l) Intellectual Property. The Seller shall have assigned to the Sale Companies in writing in an instrument reasonably satisfactory to Purchaser the right, title and interest in and to the Intellectual Property identified in Schedule 5.2(l) registered in the name of Seller;

                 (m) Consultation. Prior to the Closing, Alumax Europe, the Alumax Europe Subsidiary, Alumax France and the Alumax France Subsidiary shall have complied to the reasonable satisfaction of the Seller and Purchaser with any or all obligations to consult with employees and, if applicable, the Works Councils of Alumax Europe, the Alumax Europe Subsidiary, Alumax France and the Alumax France Subsidiary or, if applicable, the Retained Subsidiaries (or their representatives) and shall have obtained the positive advice, if required, of such Works Councils in connection with the sale of the Shares contemplated by this Agreement and the transfers of shares contemplated by
Section 1.4(b) of this Agreement; and

                 (n) Financing. Purchaser shall have received the funds necessary to consummate the transactions contemplated by this agreement through financing arrangements described in Sections 3.2(f) and 4.17 hereof.


                                   ARTICLE VI

                                  TERMINATION

                 6.1 Termination. (a) This Agreement may be terminated at any time prior to the Closing Date: (i) by the mutual written consent of the Seller and Purchaser to terminate this Agreement; (ii) by either party, upon the entry of a final, nonappealable and permanent Order; or (iii) if the Closing shall not have occurred by the date which is 90 days from and after the date hereof, by written notice by Purchaser or the Seller to the other party, provided that a termination pursuant to clause (iii) shall not relieve any party from any liability it may have to another party as a result of a breach of this Agreement. In the event this Agreement is terminated pursuant to clause (iii) of the immediately preceding sentence and the Seller has fulfilled or demonstrated its ability to satisfy the conditions to Purchaser's obligations set forth in Sections 5.2(a), (b), (c), (d), (j), (k) and (l) at or prior to the date and time of such termination, Purchaser shall reimburse the Seller for all of the Seller's reasonable out-of-pocket expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement, including without limitation reasonable fees and expenses of its counsel and accountants, provided that Purchaser's reimbursement obligations under this sentence shall not exceed $500,000.

                 (b) Either the Seller or Purchaser may terminate this Agreement upon ten business days' prior written notice in the event of the breach or failure to comply by the other party in any material respect at or prior to the Closing Date of or with any representation, warranty, agreement or covenant made by such other party unless any such breach or failure to comply is cured within such ten business day period after such notice, to the satisfaction of the party giving such notice, but nothing herein will relieve any party from liability for any breach of this Agreement. Nothing herein shall be construed to extend the 90 day period set forth in Section 6.1(a).

                 (c) The Seller may terminate this Agreement if, within 20 business days after notice from Purchaser pursuant to Section 4.17 hereof that the Financing Letters have been terminated or that the transactions thereunder will not be consummated, Purchaser fails to deliver to the Seller a letter or letters, in effect and reasonably satisfactory to the Seller, providing for commitments from other financial institutions to provide financing upon terms and in amounts sufficient for Purchaser to otherwise be in compliance with the terms of Section 3.2(f) hereof, but nothing herein will relieve any party from liability for any breach of this Agreement. Nothing herein shall be construed to extend the 90 day period set forth in Section 6.1(a).

                 6.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 6.1, this Agreement shall forthwith become void and neither party hereto (or the directors or officers of Purchaser or the Seller) shall have any liability or further obligation to the other party to this Agreement, except as provided in Sections 4.4, 4.6, 6.1 and 9.1 and Article VII hereof.


                                  ARTICLE VII

                                INDEMNIFICATION

                 7.1  Indemnification.

                 (a)  The Seller agrees, subject to the provisions of Section
4.9 hereof, to indemnify and hold Purchaser and its affiliates, officers, directors, employees, agents and representatives (collectively, "Indemnified Persons") harmless from and against any and all claims, liabilities, losses, costs and damages wherever arising or incurred (including, without limitation, amounts paid in settlement and reasonable and necessary costs of investigation,





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

reasonable and necessary attorneys' fees and expenses and reasonable and necessary costs of remediation or corrective action in respect of Environmental Claims) (individually, a "Loss", and collectively, "Losses") arising out of the consummation of the transactions pursuant to Section 1.4 of this Agreement (other than with respect to liabilities specifically assumed by the purchaser under the Asset Purchase Agreement), any inaccuracy in or breach or nonfulfillment by the Seller of any representation or warranty, or any breach of a covenant or agreement contained herein (including its agreements to hold Purchaser harmless as provided in Article IV hereof) or in any schedule, exhibit, certificate, opinion or agreement delivered pursuant to this Agreement. Purchaser agrees to indemnify and hold the Seller and its Indemnified Persons harmless from and against any and all Losses arising out of any material inaccuracy in or material breach or nonfulfillment by Purchaser of any representation or warranty, or any material breach of a covenant or agreement contained herein (including its agreements to hold the Seller harmless as provided in Article IV hereof) or in any schedule, exhibit, certificate, opinion or agreement delivered pursuant to this Agreement.

                 (b) In the event that any Indemnified Person receives written notice of the commencement of any action or proceeding, the assertion of any claim by a third party or the imposition of any penalty or assessment for which indemnity may be sought pursuant to this Section 7.1 (a "Third Party Claim"), and such Indemnified Person intends to seek indemnity pursuant to this
Section 7.1, such Indemnified Person shall promptly provide the indemnifying party with notice of such action, proceeding, claim, penalty or assessment. Such indemnifying party shall, upon receipt of such notice, be entitled to participate in or, at the indemnifying party's option, provided that the indemnifying party has acknowledged in writing its indemnification obligation with respect to such Third Party Claim and will conduct such defense diligently and actively, assume the defense, appeal or settlement of such action, proceeding, claim, penalty or assessment with respect to which such indemnity has been invoked with counsel of its choosing, and such Indemnified Person will fully cooperate (but without incurring any out-of-pocket expense) with the indemnifying party in connection therewith; provided, that such Indemnified Person shall be entitled to employ one counsel to represent such Indemnified Person if, in the written opinion of counsel reasonably satisfactory to the indemnifying party, there exists a conflict of interest between the indemnifying party and the Indemnified Person in





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

respect of such claim and in that event the reasonable fees and expenses of such separate counsel shall be paid by the indemnifying party; and provided, further, that the failure of the Indemnified Person to provide prompt notice to the indemnifying party of a Third Party Claim shall not result in any waiver of rights to indemnification with respect to such Third Party Claim under this
Section 7.1 unless the indemnifying party is materially prejudiced thereby. In the event that the indemnifying party fails to assume the defense, appeal or settlement of such action, proceeding, claim, penalty or assessment within 20 days after receipt of notice thereof from such Indemnified Person, such Indemnified Person shall have the right to undertake the defense or appeal of such action, proceeding, claim, penalty or assessment on behalf of and for the account and risk of the indemnifying party, and the indemnifying party shall also be responsible for the reasonable fees and expenses of one counsel for the Indemnified Person. In no event may an Indemnified Person compromise or settle any claim, penalty, judgment, consent or action without the written consent of the indemnifying party (which consent shall not be unreasonably withheld). Notwithstanding anything in this paragraph (b) to the contrary, the indemnifying party shall not, without the written consent of the Indemnified Person, (i) settle or compromise any action, suit or proceeding or consent to the entry of any judgment which does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnified Person of a written release from all liability in respect of the indemnified portion of any such action, suit or proceeding or (ii) settle or compromise any action, suit or proceeding which involves any injunction or equitable relief beyond money damages or other money payments. The indemnifying party shall pay all expenses, including fees and expenses of one counsel for the Indemnified Person, that may be incurred by any Indemnified Person in enforcing the indemnity provided for in this Section 7.1.

                 (c) Any indemnifiable claim that is not a Third Party Claim shall be asserted by written notice to the indemnifying party. If the indemnifying party does not respond to such notice within 60 days, it shall have no further right to contest the validity of such claim. A claim under
Section 7.1(a) in respect of the breach or alleged breach of a representation or warranty must be made during the period that the respective representation or warranty survives the Closing pursuant to Section 9.3.

                 7.2 Certain Limitations on Indemnification Obligations. Obligations. (a) The indemnification obligations of the





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Seller under Section 7.1 (other than with respect to breaches of representations, warranties, agreements or covenants under Articles I, II and VIII and Sections 3.1(c), (m)(iv), (vi), (x) and (xi), (q) and (s), 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.10, 4.12, 4.15, 4.16 and 9.1) shall not apply until aggregate Losses relating to all claims for which Purchaser or any of its Indemnified Persons is entitled to payment under Section 7.1 exceed U.S. $750,000 in the aggregate, and thereafter only such Losses in excess of the first U.S. $750,000 shall be indemnifiable. For avoidance of doubt, any Losses referred to in Section 7.3(e) shall not be included in the aggregation of Losses pursuant to the immediately preceding sentence.

                 (b)  The indemnification obligations of Purchaser under
Section 7.1 (other than with respect to breaches of representations, warranties, agreements or covenants under Articles I, II and VIII and Sections 3.2(g), 4.3, 4.4, 4.5, 4.6, 4.7, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16,
4.17, 4.18 and 9.1) shall not apply until aggregate Losses relating to all claims for which the Seller or any of its Indemnified Persons is entitled to payment under Section 7.1 exceed U.S. $750,000 in the aggregate, and thereafter only such Losses in excess of the first U.S. $750,000 shall be indemnifiable.

                 (c)  The indemnification obligations of the parties under
Section 7.1 (other than with respect to representations and warranties contained in Sections 3.1(a), (b), (c), (g), (q), (s) and (w) hereof) shall terminate 18 months after the Closing Date; the indemnification obligations of Seller under Section 7.1 with respect to representations and warranties under
Section 3.1(q) hereof shall terminate six months after the expiration of the applicable statutes of limitations; the indemnification obligations of Seller under Section 7.1 with respect to representations and warranties under Section 3.1(g) shall terminate 12 months after the Closing Date; the indemnification obligations of Seller under Section 7.1 with respect to representations and warranties under Section 3.1(s) shall terminate 3 years after the Closing Date; the indemnification obligations of Seller under Section 7.1 with respect to representations and warranties under Section 3.1(w) hereof shall terminate 6 years after the Closing Date; and the indemnification obligations of Seller under Section 7.1 with respect to representations and warranties under Sections 3.1(a), (b) and (c) shall survive without any time limitation; except in each such case (except as to indemnification with respect to Sections 3.1(a), (b) and (c)) with respect to any claims for indemnification as to





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

which an Indemnified Person shall have given an indemnifying party written notice setting forth its claim on or prior to the applicable date specified in this paragraph.

                 (d) The collective liability of an indemnifying party pursuant to the provisions of Section 7.1 (other than for breaches of Section 3.1(q) or Article VIII) shall not exceed $125 million. The parties agree and acknowledge that, other than with respect to claims of fraud or to the extent covered by Section 8.6, the provisions of this Article VII are intended to provide, and shall constitute, the sole and exclusive rights and remedies of the parties under this Agreement for any inaccuracies in or breaches of any representations or warranties, any breach or failure to perform any covenants or the nonfulfillment of any condition to Closing hereunder.

                 7.3 Special Environmental Indemnity. (a) The Seller hereby agrees to indemnify, defend and hold Purchaser and the Sale Companies harmless from, against and in respect of any and all Losses in connection with the Sale Companies' use of the eleven waste sites listed on Schedule 7.3(a) prior to the Closing Date.

                 (b) The Seller also hereby agrees to indemnify, defend and hold Purchaser and Sale Companies harmless from, against and in respect of any and all Losses in connection with the Sale Companies' use of the nine waste disposal sites listed on Schedule 7.3(b) during the period in which the Seller owned, directly or indirectly, each of the respective Sale Companies.

                 (c)  The Seller hereby agrees to take the actions specified on
Schedule 7.3(c), prior to Closing if possible or as soon as practicable thereafter, and to indemnify, defend and hold Purchaser and the Sale Companies harmless from and against any and all Losses relating to the issues listed on
Schedule 7.3(c) for actions or failures to take actions during the period in which the Seller owned, directly or indirectly, each of the respective Sale Companies.

                 (d) The Seller hereby agrees to take the actions specified, within the time periods specified, and to indemnify, defend and hold Purchaser and the Sale Companies harmless from and against any and all Losses as specified on Schedule 7.3(d).

                 (e) The Seller hereby agrees to indemnify, defend and hold Purchaser and the Sale Companies harmless from and





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

against any and all Losses relating to the environmental issues listed on
Schedule 7.3(e) to the extent such Losses relate to events which occurred during the period the Seller owned, directly or indirectly, each of the respective Sale Companies and the aggregate Losses with respect to items listed on Schedule 7.3(e) exceed U.S.$500,000, but only with respect to such Losses in excess of the first U.S.$500,000. For avoidance of doubt, losses under U.S.$500,000 shall not be applied against the amount specified in Section 7.2(a) of this Agreement.

                 (f) The indemnity provided in this Section 7.3 shall operate independently of the provisions of Sections 7.1(a) and 7.2 hereof (but not Section 7.1(b) and (c), which shall apply to such indemnity), which shall not apply to such indemnity. Purchaser and the Sale Companies hereby assign to the Seller all of their rights and interest of any kind and nature with respect to claims, rights to recovery and recoveries arising from (i) contracts of any kind and nature, entered prior to Closing (exclusive of any contracts entered into by Purchaser after the date of this Agreement), including, but not limited to, contracts for insurance or indemnity, relating to the Seller's ownership of the Sale Companies or the period or periods in which the Seller owned each of the respective Sale Companies, and (ii) contribution, indemnity and similar rights from third parties, in each of cases (i) and (ii) relating to the matters listed on Schedules 7.3(a), (b), (c), (d) or (e); provided that if Purchaser or the Sale Companies have liability for which they are not indemnified under this Agreement, rights against and recoveries from third parties under (ii) above shall be shared pro rata between the Seller and Purchaser or the Sale Companies on the basis of the portion of such aggregate liability for which the Seller indemnifies Purchaser and the portion for which Purchaser or the Sale Companies are not indemnified. Purchaser covenants to provide, and to cause the Sale Companies to provide, reasonable cooperation and assistance to the Seller (without incurring out-of-pocket expense) in the prosecution or defense of any claims in connection with the Seller's or the Sale Companies' activities at those sites or in respect of those matters referenced in Schedule 7.3(a), (b), (c), (d) or (e). This Section 7.3 shall survive indefinitely, inure to the benefit of each of the parties and shall be binding upon the respective parties, successors and permitted assigns. Except as specifically provided in this Section 7.3, all other Environmental Claims will be subject to Section 3.1(w).





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

                 7.4 Special Indemnity for Guarantees. The Seller hereby agrees to retain at Closing all obligations and liabilities in respect of the guarantees listed on Schedule 7.4 ("Indemnified Guarantees") and shall indemnify, defend and hold Purchaser and the applicable guarantor Sale Company harmless from, against and in respect of any obligation to make payment or otherwise perform under any of such Indemnified Guarantees. This indemnity shall operate independently of the provisions of Sections 7.1 (a) and 7.2 hereof (but not Section 7.1(b) and (c), which shall apply to this indemnity), which shall not apply to this indemnity. Purchaser hereby covenants to (i) provide the Seller with immediate notice of any claim or demand for payment made under any Indemnified Guarantee and shall not make any such payment without the prior written consent of the Seller (which shall not be unreasonably withheld or delayed) (it being understood that any such payment made without such consent shall constitute a waiver of Purchaser's rights under this Section 7.4 with respect to the subject Indemnified Guarantee) and (ii) provide reasonable cooperation and assistance to the Seller in the event the Seller determines in good faith to dispute or challenge any claim made under any of such guarantees. Notwithstanding any provision of this Agreement, the Seller shall not be obligated to indemnify and hold harmless Purchaser and any party otherwise entitled to indemnification under or pursuant to this Agreement in the event that losses arise under or in respect to the joint and several liability statement pursuant to article 403 volume 2 of the Dutch Civil Code issued by Alumax Europe in respect of the obligations of the Alumax Europe Subsidiary.

                 7.5 Certain Covenants of Purchaser with Respect to Indemnities. (a) To the extent Purchaser or its Indemnified Persons becomes aware of any Loss for which indemnification may be sought from the Seller under the terms of this Agreement, Purchaser shall and shall cause its Indemnified Persons and Representatives (including Transferred Employees) to act and conduct themselves in a commercially reasonable manner with respect to the subject matter of any such Loss and to cooperate fully (but without incurring out-of-pocket expense) with Seller in the defense of any action relating to such Loss.

                 (b) Purchaser agrees that the indemnification provisions of Sections 7.3(a) and 7.3(b) shall not be enforceable against the Seller with respect to a particular site if, on or after the Closing, Purchaser or any of the Sale Companies uses such site for the purposes of waste disposal and has failed to either (i) maintain the Records





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

of the Sale Companies existing as of the Closing Date with respect to such site or (ii) retain sufficient Records regarding post-Closing waste disposal with respect to such site necessary to establish the allocation of responsibilities as between Purchaser and the Seller.

                 7.6 Special Indemnity Relating to U.K Pension Scheme. The Seller hereby agrees to indemnify, defend and hold Purchaser and the Sale Companies harmless from and against any and all Losses arising as a result of the change or attempted change on the Normal Retirement Date (as such term is defined in the governing documentation of the UK Pension Scheme) of the UK Pension Scheme, occurring with effect from November 17, 1993; provided, however, that the Seller shall be permitted, notwithstanding anything to the contrary in Section 4.1 of this Agreement, to take such actions prior to Closing as may be necessary to prevent or eliminate such Losses from being incurred so long as neither the Sale Companies nor Purchaser shall incur any post-Closing out-of-pocket expenses with respect thereto; and provided further, that following the Closing, Purchaser shall and shall cause its Representatives (including Transferred Employees) and the Sale Companies to cooperate fully (but without incurring out-of-pocket expense) with the Seller in the defense of any action relating to such Loss.

                 7.7 Certain Covenants of Seller with Respect to Indemnities. To the extent Seller or its Indemnified Persons becomes aware of any Loss for which indemnification may be sought from the Purchaser under the terms of this Agreement, Seller shall and shall cause its Indemnified Persons and Representatives to act and conduct themselves in a commercially reasonable manner with respect to the subject matter of any such Loss and to cooperate fully (but without incurring out-of-pocket expense) with Purchaser in the defense of any action relating to such Loss.


                                  ARTICLE VIII

                                  TAX MATTERS

                 8.1 Section 338(h)(10) Elections. The Seller shall, and Purchaser shall cause U.S. Newco to, jointly make an election under Section 338(h)(10) of the Code and any comparable U.S. state or local (but not foreign) law (the "Section 338(h)(10) election") with respect to U.S. Newco's acquisition, pursuant to this Agreement, of the stock of the U.S. Sale Companies. Except as provided in Section 8.5, the Seller will pay any Taxes imposed upon any of the U.S. Sale





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

Companies as a result of making such Section 338(h)(10) election and will indemnify Purchaser and its Indemnified Persons against all such Taxes. None of Seller, Purchaser or any affiliate of either shall make any election under
Section 338 of the Code or a similar law of any other country or taxing jurisdiction with respect to the acquisition by Purchaser or any of its affiliates of the stock of any European Sale Company.

                 8.2 Indemnification. (a) The Seller's Indemnification of Purchaser. The Seller shall indemnify and hold harmless Purchaser and its Indemnified Persons from, against and in respect of (A) any Taxes, except to the extent such Taxes (other than income Taxes) are reflected as current liabilities on the Closing Balance Sheet, imposed with respect to any of the Sale Companies (including any Taxes imposed pursuant to Treas. Regs. Section 1.1502-6 or a similar provision of any state, local or foreign income tax law imposing joint and several liability upon the members of a consolidated, combined, affiliated or unitary group or imposed on any of the Sale Companies as a result of its being a member of a consolidated, combined, or affiliated group on any day on or before the Closing Date) for the taxable periods, or portions thereof, ended on or before the Closing Date and (B) any Transfer Taxes for which the Seller is liable pursuant to Section 8.5 hereof.

                 (b) Purchaser's Indemnification of the Seller. Purchaser shall indemnify and hold harmless the Seller and its Indemnified Persons from, against and in respect of (A) any Taxes (other than income Taxes) reflected as current liabilities on the Closing Balance Sheet, (B) any Taxes imposed with respect to any of the Sale Companies for any taxable period, or portion thereof, beginning after the Closing Date, and (C) any Transfer Taxes for which Purchaser is liable pursuant to Section 8.5 hereof.

                 (c) For purposes of this Article VIII, the term Taxes shall include Losses directly or indirectly relating to or arising out of any liability for Taxes.

                 8.3 Computation of Tax Liabilities; Proration of Taxes. Whenever it is necessary to determine the liability for Taxes for a portion of a taxable year or period that begins before and ends after the Closing Date or the earnings and profits of any European Sale Company for purposes of Section 8.7(b), the determination of the Taxes or such earnings and profits for the portion of the year or period ending on, and the portion of the year or period beginning after, the Closing Date shall be determined by





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assuming that the taxable year or period ended at the close of business on the
Closing Date, except that Taxes, exemptions, allowances or deductions that are calculated on an annual basis (other than net operating losses and tax credits carried forward from years ending prior to the Closing Date) shall be prorated on the basis of the number of days in the annual period elapsed through the Closing Date as compared to the number of days in the annual period elapsing after the Closing Date.

                 8.4 Tax Returns. (a) Regardless of whether a Section 338(h)(10) election is available for purposes of any U.S. state or local tax reporting, the taxable years of each Sale Company shall be closed at the close of business on the Closing Date for purposes of filing U.S. state and local and foreign Tax Returns and determining U.S. state and local and foreign tax liabilities for the taxable year in which Closing occurs, except to the extent such a position is prohibited by the applicable law. The Seller will take such actions as are necessary and reasonable to cause the taxable years of the European Sale Companies to close at such time.

                 (b) Except to the extent otherwise provided herein, the Seller shall file or cause to be filed when due (i) all Tax Returns for the Sale Companies that are due on or before the Closing Date and (ii) all Tax Returns relating to any Sale Company that is included in a consolidated, combined or unitary group (include the tax group including Alumax Holdings and the Alumax Holdings Subsidiaries) that includes the Seller, or any Retained Subsidiary, and one or more of the Sale Companies for all periods (or portions thereof) ending on or prior to the Closing Date.

                 (c) Purchaser shall file or cause to be filed when due all Tax Returns with respect to the Sale Companies due to be filed after the Closing Date other than the Returns referred to in Section 8.4(b) or covered elsewhere in this Article VIII.

                 (d) (i) The Seller shall deliver a copy of each Tax Return to be filed by Seller as described in this Article 8 to Purchaser for its review and approval, which may not be unreasonably withheld, not less than sixty (60) days prior to the date on which such Tax Return is due to be filed (taking into account any applicable extensions) (the "Due Date"). Purchaser will be given access to any schedules, work papers, and other documentation then available that are relevant to the preparation of such Tax Returns during regular business hours at Seller's offices. If Purchaser objects to any items reflected on such returns,





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

the parties shall attempt to resolve the disagreement, provided that any transaction taking place prior to the Closing shall be reflected on such return in the manner reasonably determined by the Seller to be consistent with the prior practice of the Sale Companies.

                 (ii) If the Seller may be liable for any portion of the Tax payable in connection with any Tax Return to be filed by Purchaser, Purchaser shall cause such return to be prepared on a basis which is consistent with such previously filed returns and in accordance with past practice. Purchaser shall deliver a copy of each such Tax Return and any schedules, work papers and other documentation then available that are relevant to the preparation of such return to the Seller for its review and approval (which shall not be unreasonably withheld) not less than sixty (60) days prior to the Due Date. If the Seller so objects to any items reflected on such returns, the parties shall attempt to resolve the disagreement, provided that any transaction taking place after the Closing shall be reflected on such return in a manner reasonably determined by Purchaser and any transaction taking place prior to Closing shall be reflected in a manner reasonably determined by Seller.

                 (e)  Information to be Provided by Purchaser.   With
respect to Tax Returns to be filed by the Seller pursuant to Section 8.4(b) hereof, Purchaser shall, at least ninety (90) days before the due date of the Tax Return (but in no event less than sixty (60) days after the Closing Date), prepare and provide to the Seller for the taxable years ended on or before the Closing Date a package of tax information materials (the "Tax Package"), which shall be completed in accordance with past practice, including past practice as to providing the information, schedules and work papers and as to the method of computation of separate taxable income, tax credits, and other relevant measures of income and credits of each of the Sale Companies.

                 (f) Foreign Tax Receipts. To the extent not contained in the Tax Package, Purchaser shall deliver to the tax director of the Seller certified copies of all receipts for any foreign Tax with respect to which the Seller or any of its affiliates could claim a foreign tax credit, and any other documentation required in connection with the Seller or any of its affiliates claiming or supporting a claim for such foreign tax credits promptly following either a request by the Seller for such receipts or documentation or payment of any such foreign Taxes by Purchaser, any affiliate of Purchaser or any other person to whom Purchaser or an affiliate of Purchaser transfers any of the Sale Companies





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

or (other than in the ordinary course of business) any portion of their assets.

                 8.5 Transfer Taxes. All excise, sales, use, transfer (including real property transfer or gains), stamp, documentary, filing, recordation and other similar Taxes and fees which may be imposed or assessed as a result of the transactions effected pursuant to this Agreement (excluding the transactions described in Section 1.4 hereof other than Section 1.4(d)), together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties ("Transfer Taxes"), shall be borne equally by the Seller and Purchaser. Any Tax Returns that must be filed in connection with Transfer Taxes shall be prepared and filed when due by the party primarily or customarily responsible under the applicable local law for filing such Tax Returns, and such party will use its reasonable efforts to provide each such Tax Return to the other party at least 10 days prior to the applicable Due Date. Any such Taxes or fees resulting from any subsequent transfer of any of the Sale Companies or any of their properties, assets or liabilities on or subsequent to the Closing Date shall be borne entirely by the Purchaser.

                 8.6 Contest Provisions. (a) Notice Requirement. Each of Purchaser and its affiliates, on the one hand, and the Seller, on the other hand (in either case, the "Recipient"), shall promptly notify the tax director of the other party in writing upon receipt by the Recipient of notice of any pending or threatened audits, adjustments, assessments or deficiencies (a "Tax Audit") which may affect the liability for Taxes of such other party. If the Recipient fails to give such prompt notice to the other party it shall not be entitled to indemnification for any Taxes arising in connection with such Tax Audit only if such failure to give notice materially adversely prejudices the other party's ability to contest the item.

                 (b) Which Party Controls Defense. If such Tax Audit may require either party (the "Indemnifying Party") to indemnify the other party (the "Indemnified Party") for Taxes under this Article VIII, the Indemnifying Party shall have the right to control the defense and settlement of the Tax Audit and any related proceedings to the extent provided below in this Section 8.6, provided that the Indemnifying Party (i) notifies the Indemnified Party promptly, but in no event later than thirty (30) days, after receiving notice of such Tax Audit that it acknowledges its duty to indemnify and intends to assume such control and (ii) conducts the





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

defense and/or settlement of the Tax Audit and related proceedings actively and diligently.

                 (iii) (A) The Seller's Items. If such Tax Audit relates solely to any period ending on or prior to the Closing or any Taxes for which the Seller is liable in full hereunder (including any Taxes arising from the Section 338(h)(10) election), the Seller shall at its expense control the defense and settlement of such Tax Audit.

                 (B) Purchaser's Items. If such Tax Audit relates solely to any period beginning after the Closing or any Taxes for which Purchaser is liable in full hereunder, Purchaser shall at its expense control the defense and settlement of such Tax Audit.

                 (C) Combined and Mixed Items. If such Tax Audit relates to Taxes for which both the Seller and Purchaser are liable hereunder, to the extent possible such Taxes will be distinguished and the portions of Tax Audit relating thereto separated and each party will control the defense and settlement of the portion of the Tax Audit relating to the Taxes for which it is so liable.

                 If any Tax items or the portions of the Tax Audit relating thereto cannot be so distinguished or separated, the party which has the greater potential liability for those Tax items shall control the defense and settlement of the portions of the Tax Audit relating thereto, provided that such party defends the items as reported on the relevant Tax Return. In defending the item as reported on the relevant Tax Return, the party may negotiate any settlement that is reasonable provided that it does not increase the liability of the other party in an amount that is greater than such other party's pro rata share of those items and does not trade any item for which the other party has a greater liability for any item for which it has a lesser liability, unless it obtains the other's party consent thereto.

                 (D) Participation Rights. Any party whose liability for Taxes may be affected by a Tax Audit shall be entitled to participate at its expense in such defense and to employ counsel of its choice at its expense.

                 8.7 Post-Closing Actions Which May Affect the Seller's Liability for Taxes. (a) Purchaser shall not take or permit any Sale Company to take any action on or after the Closing Date outside of the ordinary course of business





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

which increases the Seller's liability for Taxes for periods ending on or before the Closing.

                 (b) During the taxable year (or years) of each European Sale Company beginning before the Closing Date and ending on the following December 31, Purchaser shall not permit such European Sale Company to (A) sell (including a deemed sale pursuant to Section 338 of the Code or a similar law of any other country), exchange, distribute, reorganize or otherwise dispose of the stock of any foreign subsidiary corporation, or dispose of any other property the sale of which produces personal holding company income within the meaning of Section 954(a)(1) of the Code or a similar law of any other country or (B) make or cause any distribution (including a deemed distribution) to shareholders in excess of current earnings and profits (as computed for U.S. Federal income tax purposes) derived during the period beginning after the Closing and ending at the end of that taxable year (which is referred to above.)

                 (c) Except to the extent required by law, neither Purchaser nor any of its affiliates shall, without the prior written consent of the Seller (not to be unreasonably withheld), amend or take any position on any Tax Return filed by, or with respect to, any Sale Company for or with respect to any taxable period, or portion thereof, beginning before the Closing Date.

                 8.8 Section 338(h)(10) Election and Determination and Allocation of Purchase Price and MADSP. The Share Purchase Price shall be allocated in accordance with the relative fair market values of the AFP Shares, Alumax Holdings Shares, Alumax Europe Shares and Alumax France Shares (which may be set forth in Schedule 8.8), and with respect to U.S. Newco's acquisition (or deemed acquisition) of each U.S. Sale Company, the "modified aggregate deemed sale price" as defined in Treas. Regs. Section 1.338(h)(10)-1 (the "MADSP") shall be determined and allocated in accordance with the requirements of Section 338(h)(10) of the Code and the Treasury Regulations thereunder. Purchaser shall provide the Seller with one or more schedules allocating the Share Purchase Price and the MADSPs. Seller agrees to accept and be bound by the determination of U.S. Newco if such determination and allocation is reasonable. If the Seller delivers an objection in writing to such determination and allocation, as unreasonable in whole or in part, the parties shall attempt to mutually agree on an allocation. If the parties are unable to agree, the dispute shall be referred to the Tax Arbitrator whose determination shall be binding upon the parties. The Seller agrees, and

Purchaser agrees to cause U.S. Newco to agree, to prepare and file an Internal Revenue Service Form 8023-A in a timely fashion in accordance with the rules under Section 338 of the Code and the following: prior to Closing, Purchaser shall, or shall cause U.S. Newco to, prepare, with the assistance and cooperation of the Seller, the Form 8023-A with all attachments (except that the schedule required under Section E. Lines 7 and 8 of the Instructions to the Form 8023-A (relating to the determination and allocation of the MADSP) may be finalized after the Closing in accordance with this Section 8.8) and Purchaser shall deliver, or cause U.S. Newco to deliver, an executed original of such form to Seller at the Closing. To the extent that the Share Purchase Price or any MADSP is adjusted after the Closing Date, the parties agree to revise and amend the schedule or schedules and the Internal Revenue Service Form 8023-A in the same manner and according to the same procedure as the original schedules and form are to be prepared pursuant to this Section 8.8. The determination and allocations derived pursuant to this section shall be binding on the Seller, Purchaser and U.S. Newco for all Tax reporting purposes.

                 8.9 Purchaser's Claiming, Receiving or Using of Refunds and Overpayments. If, after the Closing, Purchaser or any of its affiliates (i) receive any refund (other than through the application of net operating losses, tax credits, or other tax attributes generated after the Closing) or identify any overstatement of a tax liability reflected on the Closing Balance Sheet to the extent reflected as a current liability, or (ii) utilize the benefit of any tax assets (including any prepayment or overpayment of Taxes) (except to the extent reflected on the Closing Balance Sheet as a current asset) which, in either case (i) and (ii), relates to a Tax period with respect to which the Seller has an obligation to indemnify Purchaser under Section 8.2(a) or any amount paid by Seller or any of its subsidiaries, Purchaser shall promptly transfer, or cause to be transferred, to the Seller the amount of the refund, overpayment or excess accrued amount (including interest) received or utilized by Purchaser or its affiliates net of any tax cost to Purchaser or its affiliates arising therefrom. Purchaser agrees to use reasonable efforts to claim any such refund or to utilize any such overpayments of which it becomes aware.

                 8.10 Termination of Tax Allocation Agreements. Any agreement or arrangement with respect to the allocation or sharing of Taxes, whether or not written, that may have been entered into by the Seller or any of its subsidiaries (other than the Sale Companies) with any of the Sale

Companies shall be terminated as between the Seller (or any such subsidiary) and any such Sale Companies as of the Closing, and no further payments shall be made by any of the Sale Companies or the Seller (or any such subsidiary) pursuant thereto.

                 8.11 Assistance and Cooperation. The parties agree that, after the Closing Date:

                 (A) Each party shall assist (and cause its affiliates to assist) the other party in preparing any Tax Returns which such other party is responsible for preparing and filing;

                 (B) The parties shall cooperate in preparing for any audits of, or disputes with taxing authorities regarding, any Tax Returns and payments in respect thereof;

                 (C) The parties shall make available to each other and to any taxing authority as reasonably requested all relevant Records relating to Taxes;

                 (D) Each party shall provide timely notice to the other in writing of any pending or proposed audits or assessments with respect to Taxes for which the other may have an indemnification obligation under this Agreement;

                 (E) Each party shall furnish the other with copies of all relevant correspondence received from any taxing authority in connection with any audit or information request with respect to any Taxes referred to in subsection (D) above;

                 (F) Except as otherwise provided herein, the party requesting assistance or cooperation shall bear the other party's out-of-pocket expenses in complying with such request to the extent that those expenses are attributable to fees and other costs of unaffiliated third-party service providers;

                 (G) Each Sale Company shall make all claims, disclaimers and elections necessary to give full effect to any matters taken into account in preparing the Closing Balance Sheet and included in any Tax Return relating in whole or in part to pre-Closing periods within the appropriate time limitations; and

                 (H) If Seller has been informed as provided for in this Agreement of a dispute with the French tax authorities relating to a Tax liability for which Seller would be liable hereunder and requests deferral of payment in the context of a tax reassessment within the meaning of Article L-277 for the Fiscal Procedure Book (Livre de Procedures Fiscales), then the setting up of guarantees referred to in said article shall be borne entirely by the Seller.

                 8.12 Maintenance of Books and Records. Until the applicable statute of limitations (including, to the extent the Seller notifies Purchaser, periods of waiver) has run for any Tax Returns filed or required to be filed covering the periods up to and including the Closing Date, Purchaser shall retain all Records in existence on the Closing Date and after the Closing
Date will provide the Seller access to such Records for inspection and copying by the Seller and its representatives during normal business hours upon reasonable request and upon reasonable notice. After the expiration of such period, Seller may request that such Records be delivered to Seller, after which Purchaser shall cause such Records to not be destroyed and to be delivered to Seller.

                 8.13 Characterization of Indemnification Payments. All amounts paid by the Seller to Purchaser or by Purchaser to the Seller pursuant to this Agreement shall be treated as adjustments to the Share Purchase Price for all Tax purposes.

                 8.14 Computation of Losses Subject to Indemnification. The amount of any Loss for which indemnification is provided under this Agreement shall be computed net of the present value of any marginal Tax benefit or savings realized by the party seeking indemnification or any of its Indemnified Parties with respect to such Loss.

                 8.15 Resolution of Calculation Disputes. In the event that the Seller and Purchaser cannot agree on any calculation or determination required with respect to any matter covered by Section 3.1(q) or this Article VIII, the dispute shall be resolved by KPMG Peat Marwick (or if not independent or available, another accounting firm of international reputation mutually agreed to by Seller and Purchaser (the "Tax Arbitrator"), acting as an expert and not as an arbitrator, whose decision shall be final and binding and whose expenses shall be shared equally by the Seller and Purchaser.

                                   ARTICLE IX

                           MISCELLANEOUS AND GENERAL

                 9.1 Payment of Expenses. Whether or not the purchase and sale of Shares shall be consummated, each party hereto shall, except as set forth in Section 6.1 and 7.1 hereof, pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the transactions contemplated hereby. Unless this agreement has been terminated in accordance with the terms hereof, the Seller shall not cause any of the Sale Companies to pay for or otherwise become liable for any such expenses required to be paid by the Seller pursuant to the preceding sentence.

                 9.2 Registration Under the Restrictive Trade Practices Act 1976. Any provision of this Agreement by virtue of which it (or any agreement or arrangement of which it forms part) is subject to registration under the Restrictive Trade Practices Acts 1976 and 1977 (the "Acts") shall not take effect until the day next following that upon which the required particulars of this Agreement have been furnished to the Director General of Fair Trading in accordance with the requirements of those Acts.

                 9.3 Survival. The representations and warranties made or deemed made herein or in any certificate or other writing delivered pursuant hereto (other than the representations and warranties of the Seller contained in Section 3.1(a), (b), (c), (g), (q), (s) and (w) hereof) shall terminate 18 months after the Closing Date; the representations and warranties of the Seller under Section 3.1(q) hereof shall terminate six months after the expiration of the applicable statutes of limitations; the representations and warranties of the Seller under Section 3.1(g) hereof shall terminate 12 months after the Closing Date; the representations and warranties of the Seller under Section 3.1(s) hereof shall terminate 3 years after the Closing Date; the representations and warranties of the Seller under Section 3.1(w) hereof shall terminate 6 years after the Closing Date; and the representations and warranties of the Seller under Sections 3.1(a), (b) and (c) hereof shall survive without any time limitation.

                 9.4 Modification and Amendment. Subject to applicable law, at any time prior to the Closing Date, the parties hereto may modify or amend this Agreement, by written agreement between the Seller and Purchaser.

                 9.5 Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed an original instrument and all such counterparts shall together constitute the same agreement.

                 9.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                 9.7 Arbitration; Submission to Jurisdiction. Other than as set forth in Section 2.2 and Article VIII, the parties agree that any dispute relating to the interpretation, performance or breach of this Agreement or of the Confidentiality Agreement shall be determined by arbitration, such arbitration to be conducted in the City of New York, New York, in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") and the Supplementary Procedures for International Commercial Arbitration, except as provided herein. Any party seeking arbitration shall serve on the other party, with the demand for arbitration, the name of an arbitrator selected by the demanding party; the other party shall serve on the demanding party, with its answer to the demand, the name of an arbitrator selected by such party; the two arbitrators so selected shall themselves select a third arbitrator who may be, but need not be, from a panel proposed by the AAA. The arbitrators shall award to the prevailing party the costs of the arbitration, including the fees of the AAA, the arbitrators and counsel fees of the prevailing party. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. In the event that, the foregoing provisions of this Section 9.7 notwithstanding, any legal proceeding shall be brought by either of the parties hereto, each party hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each party hereto irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                 9.8 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by facsimile, if to the Seller, at Alumax Inc., 5655 Peachtree Parkway, Norcross, Georgia 30092-2812, facsimile number (770) 246-6641, Attention: Senior Vice President and Chief Financial Officer (with copies to Alumax Inc., 5655 Peachtree Parkway, Norcross, Georgia 30092-2812, facsimile number (770) 246-6660, Attention: Vice President and General Counsel, and to Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, facsimile number (212) 558-3588, Attention: Robert M. Thomas, Jr., Esq.), and if to Purchaser, addressed to Purchaser, c/o Citicorp Venture Capital, Ltd., 399 Park Avenue, 14th Floor, New York, New York 10043, facsimile number (212) 888-2940,
Attention: Joseph M. Silvestri (with a copy to Kirkland & Ellis, Citicorp Center, 153 East 53rd Street, New York, New York 10022, facsimile number (212) 446-4900, Attention: Kirk A. Radke, Esq.), or to such other persons or addresses as may be designated in writing by the party to receive such notice. Any such notice shall be deemed given when actually received by the party to whom notice is being given, when receipt is confirmed by telephone or answer back of any notice given by telecopier, or on the fifth day after mailing by registered or certified mail.

                 9.9 Entire Agreement. This Agreement, including the Exhibits, Annexes and Schedules hereto (each of which are intended to be and are specifically incorporated by reference herein and made a part hereof) and the documents, certificates and instruments referred to herein, constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof; provided that the Confidentiality Agreement shall remain in full force and effect until the Closing Date.

                 9.10 Assignment. This Agreement and the rights hereunder shall not be assignable or transferable by Purchaser or the Seller (including by operation of law in connection with a merger or sale of substantially all the assets) without the prior written consent of the other party hereto. Notwithstanding the foregoing, Purchaser may assign its rights to purchase the Shares hereunder to any subsidiary of Purchaser or other entity controlled by, controlling or under common control with Purchaser, without the prior written consent of the Seller, provided that no such assignment shall, except as otherwise consented to in writing by Seller, limit or affect Purchaser's obligations hereunder and all references to Purchaser hereunder shall be deemed to also include the party to which Purchaser has assigned its right to purchase the Shares hereunder.

Purchaser may assign its rights under this Agreement to any subsequent purchaser of all (but not less than all) of (i) the U.S. Sale Companies and/or
(ii) the European Sale Companies, or in connection with the pledge of the Shares or the rights under this Agreement as collateral in connection with the financing (or refinancing) of the purchase of the Shares hereunder (but such rights shall be subject to the terms and provisions of this Agreement and the rights of the Seller hereunder, including without limitation any defenses and counterclaims that the Seller may assert as against the Purchaser in respect of any claims made under this Agreement by any such assignee), provided that any person or entity who takes title to any of the Shares pursuant to this sentence shall agree in writing with the Seller to be bound by this Agreement and to perform all its obligations hereunder as fully as if such person or entity were the Purchaser hereunder. This Agreement shall be binding upon and inure to the benefit of the respective successors, heirs, executors and other legal representatives and permitted assigns of the parties hereto.

                 9.11 Captions. The Article, Section and Paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

                 9.12 Further Assurances. From time to time, as and when requested by any party hereto, the other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions, as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, whether before or after the Closing, the Seller shall transfer or cause to be transferred to the Sale Companies all assets and property held by the Seller or any of its subsidiaries other than the Sale Companies that Seller determines, acting in good faith, are principally used in the business of the Sale Companies and the Purchaser shall transfer or cause to be transferred to the Seller and its subsidiaries other than the Sale Companies all assets and property held by the Sale Companies that Purchaser determines, acting in good faith, are principally used in the business of the Seller and its subsidiaries other than the Sale Companies.

                 9.13 Injunctive Relief. The parties agree and acknowledge that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Any such party shall, therefore, in addition to any other remedies available under applicable law, be entitled to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                 IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by duly authorized officers of Purchaser and the Seller, on the date first hereinabove written.

                                        EURAMAX INTERNATIONAL, LTD.


                                        By:   /s/ Joseph Silvestri
                                           ---------------------------------
                                           Name:  Joseph Silvestri
                                           Title: Director


                                        ALUMAX INC.


                                        By:   /s/ R.P. Wolf
                                           ---------------------------------
                                           Name:  R.P. Wolf
                                           Title: Vice President

                                    Annex A

                           Glossary of Defined Terms


                                                                  Defined in
                                                                  ----------
 Term                                                             Section:
 ----                                                             --------
 AAA                                                              9.7

 AAC                                                              1.4(a)

 Acquired Business                                                4.13

 Acquisition Proposal                                             4.8

 Acts                                                             9.2

 AFP                                                              Preamble

 AFP Benefit Plan                                                 3.1(m)(i)

 AFP Employees                                                    3.1(m)(i)

 AFP Pension Plan                                                 3.1(m)(ii)

 AFP Plans                                                        3.1(m)(ii)

 AFP Shares                                                       Recitals

 AFP Subsidiaries                                                 Recitals

 Agreement                                                        Preamble

 Alumax Europe                                                    Preamble

 Alumax Europe Shares                                             Recitals

 Alumax Europe Subsidiary                                         Recitals

 Alumax France                                                    Recitals

 Alumax France Purchase Price                                     1.3(a)

 Alumax France Shares                                             Recitals

 Alumax France Subsidiary                                         Recitals

 Alumax Holdings                                                  Preamble

 Alumax Holdings Shares                                           Recitals

 Alumax Holdings Subsidiaries                                     Recitals

 Asset Purchase Agreement                                         1.4(a)

 Auditor                                                          2.2(b)(ii)

 Balance Sheet                                                    3.1(e)

 Bank Accounts                                                    4.15(a)

                                                                  Defined in
                                                                  ----------
 Term                                                             Section:
 ----                                                             --------
 Bank Loan                                                        3.2(f)

 Board Approval                                                   3.1(b)

 CERCLA                                                           3.1(w)(v)

 C&L                                                              2.2(b)(i)

 CLA                                                              3.1(m)(xvi)

 Closing                                                          1.2

 Closing Balance Sheet                                            2.2(b)(i)

 Closing Date                                                     1.2

 COBRA                                                            4.12(f)

 Code                                                             3.1(m)(ii)

 Combined Working Capital                                         2.2(c)

 Competing Portion                                                4.13

 Confidentiality Agreement                                        4.4

 CVC                                                              3.2(f)

 Due Date                                                         8.4(d)(i)

 Dutch Newco                                                      1.1

 Dutch Employees                                                  3.1(m)(xvi)

 Dutch Owned Realty                                               3.1(h)(xi)

 Dutch Sale Companies                                             3.1(m)(xvi)

 Environmental Claim                                              4.9(iv)

 Environmental Laws                                               4.9(v)

 Environmental Permits                                            3.1(w)(ii)

 ERISA Affiliate                                                  3.1(m)(i)

 Estimated Combined Working Capital                               2.2(c)

 European Sale Companies                                          Recitals

 European Transferred Employees                                   4.11(d)

 Fabricated Products Claims                                       4.16

 Fabricated Retirement Plan                                       4.12(c)

 Final Account Balances                                           4.15(b)

                                                                  Defined in
                                                                  ----------
 Term                                                             Section:
 ----                                                             --------
 Final Combined Working Capital                                   2.2(c)

 Final Purchase Price                                             2.2(c)

 Financial Statements                                             3.1(e)

 Financing Letters                                                3.2(f)

 Financing Representatives                                        4.4

 French Companies                                                 3.1(q)(xxiii)

 French Newco                                                     1.1

 Funded Debt                                                      2.1

 GAAP                                                             2.2(b)(i)

 Hazardous Substance                                              4.9(vi)

 Holdings S.A.                                                    Recitals

 Home Products                                                    1.4(a)

 Home Products Shares                                             3.1(c)(ii)

 HSR Rules                                                        3.2(i)

 Indemnified Guarantees                                           7.4

 Indemnified Persons                                              7.1(a)

 Indemnified Party                                                8.6(b)

 Indemnifying Party                                               8.6(b)

 Initial Combined Working Capital                                 2.2(c)

 Initial Purchase Price                                           2.1

 Intellectual Property                                            3.1(k)

 Investor Group                                                   3.2(f)

 IRS                                                              3.1(m)(i)

 Leased Realty                                                    3.1(h)(ii)

 Leases                                                           3.1(h)(ii)

 Loss                                                             7.1(a)

 Losses                                                           7.1(a)

 MADSP                                                            8.8

 Material Contracts                                               3.1(p)

 Mezzanine Financing                                              3.2(f)

                                                                  Defined in
                                                                  ----------
 Term                                                             Section:
 ----                                                             --------
 Modified GAAP                                                    2.2(b)(i)

 Multiemployer Plan                                               3.1(m)(iii)

 Offer                                                            4.13

 Order                                                            5.1(b)

 Owned Realty                                                     3.1(h)(iii)

 Pension Schemes                                                  3.1(m)(viii)

 Permitted Real Property Encumbrances                             3.1(h)(ii)

 Prime Rate                                                       2.2(a)

 Purchaser                                                        Preamble

 Purchaser Auditors                                               2.2(b)(i)

 Recipient                                                        8.6(a)

 Records                                                          4.5(a)

 Referral Date                                                    2.2(b)(ii)

 Representatives                                                  4.4

 Retained Subsidiaries                                            1.4(b)

 Sale Companies                                                   Recitals

 Section 338(h)(10) election                                      8.1

 Seller                                                           Preamble

 Seller's Hourly Retirement Plans                                 4.12(c)

 Seller's Salaried Retirement Plan                                4.12(b)

 Shares                                                           Recitals

 Subsidiaries                                                     Recitals

 Subsidiary Purchasers                                            1.1

 SWDA                                                             3.1(w)(v)

 Tax Arbitrator                                                   8.15

 Tax Audit                                                        8.6(a)

 Tax Package                                                      8.4(e)

 Tax Returns                                                      3.1(q)

 Taxes                                                            3.1(q)

 Third Party Claim                                                7.1(b)

                                                                  Defined in
                                                                  ----------
 Term                                                             Section:
 ----                                                             --------
 Transfer Taxes                                                   8.5

 Transferred Employee                                             3.1(f)(iii)

 UK Pension Scheme                                                3.1(m)(x)

 UK Properties                                                    3.1(h)(iv)

 UK Transferred Employees                                         4.11(f)

 United States Transferred Employees                              4.11(b)

 U.S. Newco                                                       1.1

 U.S. Sale Companies                                              Recitals

 WARN                                                             3.1(v)

                                                                  EXHIBIT A
                            ASSET PURCHASE AGREEMENT



Asset Purchase Agreement (hereinafter called "Agreement"), dated as of ___________ ____, 1996, by and between Alumax Aluminum Corporation ("AAC"), a Delaware corporation, and Euramax Home Products, Inc. ("Home Products"), a Delaware corporation and a wholly-owned subsidiary of Alumax Fabricated Products, Inc. ("AFP").


                                R E C I T A L S

WHEREAS, AAC has conducted business through a division of AAC known as the Home Products Division (the "Division");

WHEREAS, AAC desires to sell and assign, and Home Products desires to purchase and assume, substantially all of AAC's assets and liabilities which comprise the Division on the terms and subject to the conditions of this Agreement;

WHEREAS, the execution, delivery and performance of this Agreement by the parties hereto are among the transactions contemplated by that certain Purchase Agreement, dated June 24, 1996, between Alumax Inc., a Delaware corporation and the sole stockholder of each of AFP and AAC, and SC Processing, Inc. (the "Purchase Agreement");

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants, and agreements contained herein, AAC and Home Products hereby agree as follows:


                                   ARTICLE I
                       PURCHASE OF ASSETS AND LIABILITIES

         1.1 Transfer of Assets. Upon the terms and subject to the conditions of this Agreement, AAC agrees to grant, assign, transfer, convey, and deliver to Home Products all of the assets, properties, rights, titles, and interests of AAC used or related solely or primarily in or to the business of the Division, wherever located and described as follows, as of the Closing (as defined in Section 1.3 hereof):

         (i) all real property and real estate owned or leased by AAC and used or relating solely or primarily in or to the business of the Division and all buildings and improvements thereon, including, without limitation, such items having a net book value of $25,000 or more listed and described on Schedule 1.1(i) (collectively, "Division Real Property");

         (ii) all furniture, fixtures, machinery, equipment, and other tangible personal property owned or leased by AAC and used or relating solely or primarily in or to the business of the Division, including, without limitation, such items having a net book value of $25,000 or more listed on Schedule 1.1(ii) (collectively, "Division Personal Property");

         (iii) all raw material inventories, warehouse stock, parts, inventories, material, supplies, work-in-progress, and finished products owned by AAC and used or relating solely or primarily in or to the business of the Division (collectively, the "Division Inventories");

         (iv) all easements, rights of way, servitudes, leases, permits, licenses, or options used or held by AAC and used or relating solely or primarily in or to the business of the Division (collectively, the "Division Easements");

         (v) all automobiles, trucks, trailers, forklift trucks, and other vehicles owned by AAC and used or relating solely or primarily in or to the business of the Division, including, without limitation, the items listed and described on Schedule 1.1(v) (collectively, "Division Vehicles");

         (vi) all accounts (excluding cash and intercompany receivables) and notes receivable arising solely from the operation of the Division on or prior to the Closing (collectively, the "Division Accounts Receivable");

         (vii) all prepaid rentals, deposits, advances, and other prepaid expenses arising from payments made by AAC and relating solely to the Division prior to the Closing for goods and services where such goods and services have not been received in full by the Division, as of the Closing and any prepaid Taxes to the extent such Taxes relate to any taxable period, or portion thereof, beginning after the Closing Date (collectively, the "Division Prepaid Expenses");

         (viii) all right, title, and interest of AAC in mortgages, indentures, promissory notes, evidences of indebtedness, other debt, deeds of trust, loan, or credit agreements or similar agreements or instruments evidencing indebtedness by customers or others to the

         Division, other than Division Accounts Receivable (collectively, the "Division Customer Credit Instruments");

         (ix) all rights and claims of AAC, whether mature, contingent, or otherwise, against third parties, whether in tort, contract, or otherwise, including, without limitation, causes of action, unliquidated rights and claims under or pursuant to all warranties, representations, and guarantees made by manufacturers, suppliers, or vendors for the Division, other than any such rights or claims relating to a Division Non-Assumed Liability (as defined in Section
         1.2 hereof) and pursuant to which AAC may seek recovery from a third party in respect of such Division Non-Assumed Liability;

         (x) all authorizations, consents, approvals, licenses, orders, permits, or exemptions of, or filings or registrations with, any court or administrative or governmental authority in any jurisdiction to the extent such permits are transferable and relate solely to the Division (collectively, the "Division Governmental Permits");

         (xi) all rights and interests in and to any United States or foreign patents or patent applications, trade names, trademark, or service mark registrations or applications, common law trademarks, copyrights, or copyright registrations or applications owned by AAC and used solely by the business of the Division (including reissues, divisions, or continuations, continuations-in-part and extensions and renewals thereof) and all the goodwill associated therewith (collectively, the "Division Patent and Trademark Rights"); provided, however, that the Division Patent and Trademark Rights to be included in the Division Assets shall not include any right, license, or other interest in or to the name "Alumax" or any substantially similar name or any trademark, logo, or symbol that includes or is otherwise associated with such name;

         (xii) all processes, trade secrets, confidential, or proprietary know-how (to the extent that such know-how can be conveyed), design, manufacturing, engineering, and other drawings, technology, intellectual property rights, agent agreements, technical information, software, engineering data, design and engineering specifications, in each case to the extent owned by AAC and used solely by the Division, including, without limitation, the computer software relating thereto (collectively, the "Division Expertise");

         (xiii) all rights and interests to any pending or executory contracts or agreements to which AAC is a party that are specified in Schedule 1.1(xiii) (collectively, the "Assigned Contracts"), and all leases specified in Schedule 1.1(xiii) by which AAC leases any Division Real Property or Division Personal Property (the "Assigned Leases");

         (xiv) subject to the terms and provisions of Section 3.3 hereof, all books, records, files, and papers in the possession of the Division relating solely or primarily to, or necessary to the conduct of, the business of the Division, including, without limitation, business permits (to the extent such permits are transferable) or licenses, drawings, engineering, manufacturing and assembly information, computer programs, manuals, and data, catalogues, quotations, sales and advertising materials, sales and purchase correspondence and histories, trade association memberships (to the extent such memberships can be conveyed), research and development records, prototypes and models, lists of present and former customers and suppliers, customer credit information, customers' pricing information, business plans prepared by or relating primarily to the Division, books of account, accounting records, and personnel, employment, and other records principally relating to the business of the Division, but excluding any documents or information which is subject to a claim of attorney-client or similar privilege (collectively, the "Division Books"); and

         (xv) all intangible assets, including, without limitation, goodwill, attributable to the business of the Division (collectively, the "Division Intangibles").

         All of the rights, properties, and other assets described herein which are being transferred to Home Products pursuant to this Agreement and Plan of Reorganization are collectively referred to herein as the "Division Assets."

         1.2     Assumption of Liabilities.

                 (a) As of the Closing, Home Products shall assume and thereafter pay, perform, or discharge when due the following obligations (collectively, the "Division Assumed Liabilities") of AAC:

         (i) the accounts payable and accrued Liabilities (as defined in Section 1.2(c) hereof) of AAC arising from the operation in the ordinary course of the business of the Division;

         (ii) obligations or Liabilities under contracts, commitments, purchase orders, warranties, and other executory obligations of AAC to be paid or performed by their terms on or after the Closing and which relate solely or primarily to the business of the Division, including those that are set forth on Schedule 1.2(xiii) which obligate AAC to pay more than $100,000 in any fiscal year, and the obligation to accept any inventory returned by customers of the Division in the ordinary course of the business of the Division and consistent with past experience;

         (iii) any Liability arising out of or in connection with any third-party claim (including product liability claims) for damages, reimbursement, or compensation resulting directly or indirectly from any accident or event relating to the Division Assets or the business of the Division;

         (iv) obligations or Liabilities to employees of AAC employed solely or primarily in the business of the Division, including without limitation, any obligations accrued or earned prior to the Closing which are not due or payable until after the Closing; and

         (v) all other Liabilities, contingent or otherwise, that arise out of or are related to the operation of the business of the Division and the ownership of the Division Assets described in Section 1.1 before, on, or after the Closing, including, without limitation, all such Liabilities arising by reason of any violation or claimed violation (by acts or events or omissions occurring on or after the Closing) of any federal, state, local, or foreign law, rule, regulation, ordinance, or any requirement with government authority, including, without limitation, all such Liabilities arising by reason of any violation or claimed violation (by acts or events or omissions occurring on or after the Closing) of any federal, state, local, or foreign law, rule, regulation, ordinance, or any requirement with government authority, including any Liability in connection with environmental laws or any environmental claim; provided, however, that Division Assumed Liabilities shall not include any Liabilities, contingent or otherwise, arising on or before the Closing, to the extent AAC has recourse against any third party to recover, in whole or in part, through contribution, indemnification, reimbursement, by contract or operation of law.

                 Except as set forth in this Section 1.2, Home Products will assume no other Liabilities in connection with the Division Assets. (The Liabilities of AAC which are not assumed pursuant to this Agreement are hereinafter collectively referred to as the "Division Non-Assumed
Liabilities.")

                 (b) Notwithstanding Section 1.2(a), each of the following is a Division Non-Assumed Liability:

         (i)  any of AAC's obligations hereunder;

         (ii) any Liability of AAC arising from indebtedness for borrowed money and long term debt of AAC, except to the extent Home Products has expressly assumed such Liability as a Division Assumed Liability;

         (iii) except to the extent Home Products has expressly assumed such Liability as a Division Assumed Liability, any Liability of AAC arising from or in connection with the conduct of the business of the Division or the ownership of the Division Assets by AAC prior to the Closing;

         (iv) except as set forth in Section 4.2 hereof, any Liability of AAC for Taxes (as defined in Section 1.2(d) hereof) incurred in connection with the business or assets of the Division with respect to any taxable period, or portion thereof, ending on or before the Closing. For this purpose, the determination of the Taxes incurred with respect to the portion of the year or period ending on, and the portion of the year or period beginning after, the Closing Date shall be determined by assuming that the taxable year or period ended at the close of business on the Closing Date, except that any real property taxes, exemptions, allowances or deductions that are calculated on an annual basis shall be prorated on the basis of the number of days in the annual period elapsed through the Closing Date as compared to the number of days in the annual period elapsing after the Closing Date.

         (v) any Liability in respect of any contract or agreement to which AAC is a party or beneficiary which is not an Assigned Contract (a "Retained Contract") or an Assigned Lease (a "Retained Lease").

                 (c) "Liabilities," as used in this Agreement, shall mean, as to any person or entity, all debts, adverse claims, liabilities and obligations, direct, indirect, absolute, or contingent, of such person or entity, whether accrued, vested, or otherwise, whether in contract, tort, strict liability, or otherwise and whether or not actually reflected, or required by generally accepted accounting principles applied on a consistent basis ("GAAP") to be reflected, in such person's or entity's balance sheets or other books and records.

                 (d) "Taxes", as used in this Agreement, shall mean any U.S. federal, state or local or foreign taxes, including, without limitation, income, gross receipts, windfall profits, gains, excise, severance, property, production, sales, use, transfer, license, franchise, employment, withholding, or similar taxes together with any interest, additions, or penalties with respect thereto and any interest in respect of such additions or penalties.

         1.3 Purchase Price. The purchase price for the Division Assets, taking into account the Assumed Liabilities, shall be $________________ (the "Purchase Price"), to be paid in the form of a promissory note in such amount from Home Products to AAC (the "Note").

         1.4 Closing. The closing of the sale, purchase, assignment and assumption of the Division Assets and the Division Assumed Liabilities (the "Closing") shall take place at such time and place as is mutually agreed to by the parties hereto.

         1.5 Consideration and Payment at Closing. Upon the terms and subject to the conditions of this Agreement, at the closing:

                 (a) Home Products shall deliver to AAC (i) the Note in the amount of the Purchase Price and (ii) an instrument of assumption in substantially the form set forth as Exhibit A hereto.

                 (b) AAC shall deliver to Home Products (i) special warranty deeds, or the equivalent thereof, in recordable form with respect to owned Division Real Property to be transferred to Home Products pursuant hereto; (ii) appropriate bills of sale, endorsements or assignments or other appropriate instruments of transfer, conveyance and assignment with respect to Division Personal Property, Division Inventories, Division Receivables, Division Prepaid Expenses, Division Patents and Trademarks, Division Vehicles and Division Easements to be transferred to Home Products pursuant hereto; (iii) such assignments of leasehold interests in Division Real Property, Division Personal Property or Division Vehicles to be transferred to Home Products pursuant hereto, as shall transfer to Home Products valid and subsisting leasehold interests in accordance with the terms of this Agreement; (iv) all documents in its possession containing or relating to Division Expertise to be transferred to Home Products pursuant hereto; (v) all Division Books to be transferred to Home Products pursuant hereto; (vi) all such other deeds, endorsements, assignments and other instruments as may be reasonably satisfactory to Home Products and its counsel to vest in Home Products title to the Division Assets in accordance with the terms of this Agreement; and (vii) copies of all consents of third parties to the transfer of the Division Assets. At the Closing, Home Products will take actual possession of the Division Assets and title to and risk of loss or damage to the Division Assets shall pass to Home Products.


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         2.1 Representations and Warranties of AAC. AAC hereby represents and warrants to Home Products as follows:

                 (a) Organization and Qualification. AAC is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation.

                 (b) Authority. AAC has the legal capacity and authority to enter into this Agreement and to consummate the transactions herein contemplated and otherwise carry out its obligations hereunder. This agreement has been duly and validly executed by AAC and constitutes a valid and binding agreement of AAC enforceable in accordance with its terms.

         2.2 Representations and Warranties of Home Products. Home Products hereby represents and warrants to AAC as follows:

                 (a) Organization and Qualification. Home Products is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                 (b) Authority. Home Products has the legal capacity and authority to enter into this Agreement and to consummate the transactions herein contemplated and otherwise carry out its obligations hereunder. This agreement has been duly and validly executed by Home

Products and constitutes a valid and binding agreement of Home Products enforceable in accordance with its terms.



                                  ARTICLE III
                             ADDITIONAL AGREEMENTS

         3.1 Employees. Home Products shall employ all persons who are employed by AAC principally in connection with the business of the Division immediately prior to the Closing on terms and conditions as set forth in
Section 4.11 of the Purchase Agreement.

         3.2 Consents. AAC and Home Products shall use their reasonable best efforts to obtain the consent of the lessors to assignment of the leases and other contracts to be transferred to Home Products hereunder. In addition, AAC and Home Products shall execute and file or join in the execution and filing of any applications or other documents which may be necessary in order to obtain any authorizations, approvals, or consent of any governmental bodies which may be required in connection with the consummation of the transaction hereby contemplated, and shall use their reasonable best efforts to obtain all such authorizations, approvals, and consents.

         3.3     Records.

                 (a) At Closing, AAC will deliver or cause to be delivered to Home Products all original agreements, documents, books, records, and files, including, without limitation, the Division Books (collectively, the "Records"), in the possession of AAC relating to the business and operations of the Division, subject to the following exceptions:

         (i) AAC may retain all Records prepared in connection with the transfer of the Division Assets;

         (ii) AAC may retain any Records relating to Taxes, including tax returns, reports, or forms.

                 (b) After the Closing, upon reasonable written notice, Home Products and AAC agree to provide or cause to be provided to each other and their representatives, employees, counsel, and accountants access, during normal business hours, to such information (including Records pertinent to the Division) and assistance to relating to the Division as is reasonably necessary for financial reporting and accounting matters, the preparation and filing of any returns, reports, or forms or the defense of any tax or other claim or assessment; provided, however, that such access does not unreasonably disrupt the normal operations of AAC or Home Products.


                                   ARTICLE IV
                           MISCELLANEOUS AND GENERAL

         4.1 Assigned Contracts. To the extent that any of the Assigned Contracts is not assignable without the consent of another party, this Agreement shall not constitute an assignment or an attempted assignment thereof. If AAC shall be unable to obtain a consent necessary for the assignment of its title to, interest in, or rights under any such Assigned Contract, AAC shall continue to use reasonable best efforts to cause such assignment at the earliest practicable date and, for such period of time, AAC and Home Products shall fully cooperate in any reasonable arrangement designed to enable Home Products to obtain the benefits as well as accept the burdens of any such Assigned Contract, including enforcement against the other party thereto arising out of the future cancellation thereof after the Closing by such other party.

         4.2 Transfer, Sales, and Property Taxes. Home Products will pay all excise, sales, use, transfer (including real property transfer or gains), stamp, documentary, filing, recordation and other similar taxes and fees, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties ("Transfer Taxes"), which may be imposed or assessed as a result of the transfer of Division Assets and assumption of Division Assumed Liabilities contemplated by this Agreement.
Home Products shall prepare and file the required tax returns and other required documents with respect to taxes and fees required to be paid by it pursuant to the preceding sentence consistent with the allocation determined pursuant to Section 8.8 of the Purchase Agreement and shall promptly provide AAC with copies of such tax returns and other documents with evidence of the payment of such taxes and fees.

         4.3 Bulk Sales Laws. AAC and Home Products hereby waive compliance by AAC prior to the Closing with the applicable bulk sales law of any state where the Uniform Commercial Code has been adopted in which the business of the Division is conducted or the Division Assets are located.

         4.4 Modification and Amendment. Subject to applicable law, at any time prior to the Closing, the parties hereto may modify or amend this Agreement, by written agreement between them.

         4.5 Counterparts. For the convenience of the parties hereto, this Agreement may be executed in any number of counterparts, each such counterpart being deemed an original instrument, and all such counterparts shall together constitute the same agreement.

         4.6 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

         4.7 Arbitration. The parties agree that any dispute relating to the interpretation, performance, or breach of this Agreement shall be determined by arbitration, such arbitration to be conducted in the City of New York, New York, in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") and the Supplementary Procedures for International Commercial Arbitration, except as provided herein. Any party seeking arbitration shall serve on the other party, with the demand for Arbitration, the name of an arbitrator selected by the demanding party; the other party shall serve on the demanding party, with its answer to the demand, the name of an arbitrator selected by such party; the two arbitrators so selected shall themselves select a third arbitrator who may be, but need not be, from a panel proposed by the AAA. The arbitrators shall award to the prevailing party the costs of the arbitration, including the fees of the AAA, the arbitrators and counsel fees of the prevailing party. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

         4.8 Notices. Any notice, request, instruction, or other document to be given hereunder by any party to the other shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by facsimile, if to AAC, at Alumax Inc., 5655 Peachtree Parkway, Norcross, Georgia 30092, facsimile number (770) 246-6660, Attention: Vice President and General Counsel, and if to Home Products, addressed to Euramax Home Products, Inc., 450 Richardson Drive, P.O. Box 4515, Lancaster, Pennsylvania 17604, facsimile number (717) 299-3014, Attention: Neil Bashore, or to such other persons or addresses as may be designated in writing by the party to receive such notice.

         4.9 No Third-Party Beneficiaries. No provision of this Agreement is intended to benefit any Person other than the parties hereto, nor shall any such provision be enforceable by any other Person. As used herein, "Person" means any natural person, a sole proprietorship, a corporation, a partnership, a joint venture, an association, a trust, or any other entity or organization, including a government or political subdivision, agency, or instrumentality.

         4.10 Schedules and Exhibits. All Schedules and Exhibits referred to in this Agreement are intended to be and are specifically incorporated by reference herein and made a part hereof. Inclusion of information in any Schedule or Exhibit shall not be construed as an admission that such information is material to the operations or financial or other condition of the Division.

         4.11 Entire Agreement. This Agreement, including the Exhibits, Annexes, and Schedules hereto and the documents, certificates, and instruments referred to herein, constitutes the entire agreement and supersedes all other prior agreements, understandings, representations, and warranties both written and oral, among the parties, with respect to the subject matter hereof.

         4.12 Assignment. This Agreement and the rights hereunder shall not be assignable or transferable by AAC or Home Products (including by operation of law in connection with a merger or sale of substantially all the assets) without the prior written consent of the other party hereto.

         4.13 Captions. The Article, Section, and Paragraph captions herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions hereof.

         4.14 Further Assurances. From time to time, as and when requested by any party hereto, the other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions, as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, whether before or after the "Closing" under the Purchase Agreement, AAC shall transfer or cause to be transferred to Home Products all assets and property held by AAC or any of its subsidiaries that are principally used in the business or operations of the Division, and Home Products shall transfer or cause to be transferred to AAC or its subsidiaries all assets and property held by it that are principally used in the business or operations of AAC and its subsidiaries other than the business of the Division.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by duly authorized officers of AAC and Home Products on the date first hereinabove written.


                                        ALUMAX ALUMINUM CORPORATION



                                        By:
                                            ------------------------------------

                                        Name:
                                        Title:



                                        EURAMAX HOME PRODUCTS, INC.



                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                               SCHEDULE 1.1(i)
                             DIVISION REAL PROPERTY



                                     Leased

Service Center            6235 W. 73rd Street, Bedford Park, Illinois
Service Center            1025 Avenue S, Suite 150, Grand Prairie, Texas
Service Center            3701-A Pell Circle, Sacramento, California
Service Center            4777 Stone Drive, Tucker, Georgia




                                     Owned

Plant                     450 Richardson Drive, Lancaster, Pennsylvania

                                SCHEDULE 1.1(ii)
                           DIVISION PERSONAL PROPERTY



Please see attached Schedule of Fixed Assets by Location.

                      SCHEDULE OF FIXED ASSETS BY LOCATION

                             Home Products Division
                      1995 Asset Summary - Internal Books

                                    Internal books   Internal books   Internal books   Internal books   Internal books
                                     Asset Cost       Asset Cost       Asset Cost       Asset Cost       Asset Cost
                                       Balance         Additions       Retirements         Other           Balance
                                       12-31-94           1995            1995              1995           12-31-95
======================================================================================================================
Land - Lancaster                     240,980.00                                                           240,980.00
Tools - Lancaster                    405,049.66         65,700.00                                         470,749.66
Computers - Lancaster                 93,087.08                                                            93,087.08
Furn & Fix - Lancaster                84,591.31                                                            84,591.31
M & E - Lancaster                  5,326,747.81      1,414,948.89        (73,091.72)                    6,668,604.98
Buildings - Lancaster              2,692,455.05                                                         2,692,455.05
M & E - Atlanta                       66,233.52                                                            66,233.52
M & E - Chicago                      313,480.84         26,260.00                                         339,740.84
M & E - Gr Prairie                   154,185.87                           (5,203.04)                      148,982.83
M & E - Sacramento                   209,391.77                                                           209,391.77
Vintage Accounts                           0.00                                                                 0.00
- ----------------------------------------------------------------------------------------------------------------------
Total Asset Cost                   9,586,202.91      1,506,908.89        (78,294.76)        0.00       11,014,817.04
======================================================================================================================
======================================================================================================================

                                    Internal books   Internal books   Internal books   Internal books   Internal books
                                     Depreciation     Depreciation     Depreciation     Depreciation     Depreciation
                                       Balance         Additions       Retirements         Other           Balance
                                       12-31-94           1995             1995             1995           12-31-95
======================================================================================================================
Land - Lancaster                           0.00              0.00                                               0.00
Tools - Lancaster                   (397,066.33)       (13,781.90)                                       (410,848.23)
Computers - Lancaster                (93,087.08)             0.00                                         (93,087.08)
Furn & Fix - Lancaster               (84,591.31)             0.00                                         (84,591.31)
M & E - Lancaster                 (5,173,776.20)      (193,027.21)        73,091.72        (0.02)      (5,293,711.71)
Buildings - Lancaster             (1,451,817.70)      (107,698.21)                                     (1,559,515.91)
M & E - Atlanta                      (64,925.16)        (1,308.36)                                        (66,233.52)
M & E - Chicago                     (289,164.44)       (12,352.56)                                       (301,517.00)
M & E - Gr Prairie                  (152,849.49)        (1,336.38)         5,203.04                      (148,982.83)
M & E - Sacramento                  (200,300.66)        (6,945.43)                                       (207,246.09)
Vintage Accounts                           0.00                                                                 0.00
- ----------------------------------------------------------------------------------------------------------------------
Total Depreciation                (7,907.578.37)      (336,450.05)        78,294.76        (0.02)      (8,165,733.68)
======================================================================================================================
======================================================================================================================

                                    Internal books   Internal books   Internal books   Internal books   Internal books
                                       Net Book         Net Book         Net Book         Net Book         Net Book
                                       Balance         Additions       Retirements         Other           Balance
                                       12-31-94           1995             1995             1995           12-31-95
======================================================================================================================
Land - Lancaster                     240,980.00              0.00              0.00         0.00          240,980.00
Tools - Lancaster                      7,983.33         51,918.10              0.00         0.00           59,901.43
Computers - Lancaster                      0.00              0.00              0.00         0.00                0.00
Furn & Fix - Lancaster                     0.00              0.00              0.00         0.00                0.00
M & E - Lancaster                    152,971.61      1,221,921.68              0.00        (0.02)       1,374,893.27
Buildings - Lancaster              1,240,637.35       (107,698.21)             0.00         0.00        1,132,939.14
M & E - Atlanta                        1,308.36         (1,308.36)             0.00         0.00                0.00
M & E - Chicago                       24,316.40         13,907.44              0.00         0.00           38,223.84
M & E - Gr Prairie                     1,336.38         (1,336.38)             0.00         0.00                0.00
M & E - Sacramento                     9,091.11         (6,945.43)             0.00         0.00            2,145.68
Vintage Accounts                           0.00              0.00              0.00         0.00                0.00
- ----------------------------------------------------------------------------------------------------------------------
Total Net Book                     1,678,624.54      1,170,458.84              0.00        (0.02)       2,849,083.36
======================================================================================================================
======================================================================================================================

January 19, 1996                                                          Page 1

11:24 am                     AAC - HOME PRODUCTS


                  N E T   B O O K   V A L U E   R E P O R T

                       for Int bk Books         FY = 12


===================================================================================================================================
         Co asset      In-Svc   Dep    Rem       Adjusted      Salvage   Thru   Current Accum                            Pct
SYS no      no:         Date   Meth    Life    Basis + S179     Value    Date    Depreciation  Sec 179   Net Bk Value    Dep   Key
- ------  ----------   --------  ----   -----    ------------    -------  -----   -------------- -------   ------------   ----- -----
000138  7202010000   06/01/72  SLHY   01 06      992793.62       0.00   12/95      933226.02     0.00        59567.60    94.0
000139  7910010001   12/01/80  SLHY   09 06      780892.31       0.00   12/95      484153.23     0.00       296739.08    62.0
000140  7910010002   04/01/81  SLHY   10 06       11679.37       0.00   12/95        6774.05     0.00         4905.32    58.0
000178  8503010000   09/01/85  SLHY   14 06       48900.00       0.00   12/95       20538.00     0.00        28362.00    42.0
000192  8609010000   12/01/86  SLHY   15 06       94500.00       0.00   12/95       35910.00     0.00        58590.00    38.0
000310  9201010000   06/01/93  SLHY   22 05      763689.75       0.00   12/95       78914.61     0.00       684775.14    10.3
                                                ----------       ----   -----     ----------     ----      ----------

Department        01      Count=   6            2692455.05       0.00             1559515.91     0.00      1132939.14
Less disposals and transfers                          0.00       0.00                   0.00     0.00            0.00
                                                ----------       ----   -----     ----------     ----      ----------

Net                                             2692455.05       0.00             1559515.91     0.00      1132939.14

                                                ----------       ----   -----     ----------     ----      ----------
Class             BL      Count=   6            2692455.05       0.00             1559515.91     0.00      1132939.14
Less disposals and transfers                          0.00       0.00                   0.00     0.00            0.00

- -----------------------------------------------------------------------------------------------------------------------------------
Net BUILDINGS - LANCASTER                       2692455.05       0.00              155915.91     0.00      1132939.14
- -----------------------------------------------------------------------------------------------------------------------------------

000126  8701011335   07/01/87  SLHY   00 00       50848.20       0.00   12/92       50848.20     0.00            0.00   100.0
000183  8511010000   10/01/85  SLHY   00 00       14008.00       0.00   12/91       14008.00     0.00            0.00   100.0
000190  8605010000   12/01/86  SLHY   00 00       19735.11       0.00   12/92       19735.11     0.00            0.00   100.0
                                                ----------       ----   -----     ----------     ----      ----------

Department        01      Count=   3              84591.31       0.00               84591.31     0.00            0.00
Less disposals and transfers                          0.00       0.00                   0.00     0.00            0.00
                                                ----------       ----   -----     ----------     ----      ----------

Net                                               84591.31       0.00               84591.31     0.00            0.00

000006  V79110       02/01/79         00 00           0.00       0.00   12/93           0.00     0.00            0.00     0.0
                                                ----------       ----   -----     ----------     ----      ----------

Department        VINTAG  Count=   1                  0.00       0.00                   0.00     0.00            0.00
Less disposals and transfers                          0.00       0.00                   0.00     0.00            0.00

January 19, 1996                                                          Page 2

11:24 am                     AAC - HOME PRODUCTS


                  N E T   B O O K   V A L U E   R E P O R T

                       for Int bk Books         FY = 12


===================================================================================================================================
         Co asset      In-Svc   Dep    Rem       Adjusted      Salvage   Thru   Current Accum                            Pct
SYS no      no:         Date   Meth    Life    Basis + S179     Value    Date    Depreciation  Sec 179   Net Bk Value    Dep   Key
- ------  ----------   --------  ----   -----    ------------    -------  -----   -------------- -------   ------------   ----- -----
                                                ----------       ----   -----     ----------     ----      ----------
Net                                                   0.00       0.00                   0.00     0.00            0.00

                                                ----------       ----   -----     ----------     ----      ----------

Class             FF      Count=   4              84591.31       0.00               84591.31     0.00            0.00
Less disposals and transfers                          0.00       0.00                   0.00     0.00            0.00

- -----------------------------------------------------------------------------------------------------------------------------------
Net FURN & FIX - LANCASTER                        84591.31       0.00               84591.31     0.00            0.00
- -----------------------------------------------------------------------------------------------------------------------------------

000179  8505010000   12/01/85  SLHY   00 00        8836.04       0.00   12/94        8836.04     0.00            0.00   100.0  d
000191  8607010000   12/01/86  SLHY   00 00       89200.00       0.00   12/94       89200.00     0.00            0.00   100.0  d
000239  9105010000   11/01/91  SLHY   00 00       93087.08       0.00   12/94       93087.08     0.00            0.00   100.0
                                                ----------       ----   -----     ----------     ----      ----------

Department        01      Count=   3             191123.12       0.00              191123.12     0.00            0.00
Less disposals and transfers                      98036.04       0.00               98036.04     0.00            0.00
                                                ----------       ----   -----     ----------     ----      ----------

Net                                               93087.08       0.00               93087.08     0.00            0.00

                                                ----------       ----   -----     ----------     ----      ----------

Class             IS      Count=   3             191123.12       0.00              191123.12     0.00            0.00
Less disposals and transfers                      98036.04       0.00               98036.04     0.00            0.00

- -----------------------------------------------------------------------------------------------------------------------------------
Net DP EQUIP - LANCASTER                          93087.08       0.00               93087.08     0.00            0.00
- -----------------------------------------------------------------------------------------------------------------------------------

000137  7201010000   06/01/72  NoDep  00 00      115980.00       0.00   12/95           0.00     0.00       115980.00     0.0
000304  9202010000   06/01/92  NoDep  00 00      125000.00       0.00   12/95           0.00     0.00       125000.00     0.0

Department        01      Count=   2             240980.00       0.00                   0.00     0.00       240980.00
Less disposals and transfers                          0.00       0.00                   0.00     0.00            0.00

Net                                              240980.00       0.00                   0.00     0.00       240980.00


January 19, 1996                                                          Page 3

11:24 am                     AAC - HOME PRODUCTS


                  N E T   B O O K   V A L U E   R E P O R T

                       for Int bk Books         FY = 12


===================================================================================================================================
         Co asset      In-Svc   Dep    Rem       Adjusted      Salvage   Thru   Current Accum                            Pct
SYS no      no:         Date   Meth    Life    Basis + S179     Value    Date    Depreciation  Sec 179   Net Bk Value    Dep   Key
- ------  ----------   --------  ----   -----    ------------    -------  -----   -------------- -------   ------------   ----- -----

                                                ----------       ----   -----     ----------     ----      ----------
Class             L       Count=   2             240980.00       0.00                   0.00     0.00       240980.00
Less disposals and transfers                          0.00       0.00                   0.00     0.00            0.00

- -----------------------------------------------------------------------------------------------------------------------------------
Net LAND - LANCASTER                             240980.00       0.00                   0.00     0.00       240980.00
- -----------------------------------------------------------------------------------------------------------------------------------

000015  8706011300   12/01/87  SLHY   00 00       17015.00       0.00   12/92       17015.00     0.00            0.00   100.0
000016  8708011301   12/01/87  SLHY   00 00       17015.00       0.00   12/92       17015.00     0.00            0.00   100.0
000017  8705011315   12/01/87  SLHY   00 00       16755.00       0.00   12/92       16755.00     0.00            0.00   100.0
000020  7701017152   12/01/77  SLHY   00 00        9632.50       0.00   12/91        9632.50     0.00            0.00   100.0
000022  7801011277   04/01/78  SLHY   00 00       35000.00       0.00   12/91       35000.00     0.00            0.00   100.0
000023  7802010852   07/01/78  SLHY   00 00       15154.00       0.00   12/91       15154.00     0.00            0.00   100.0
000024  7803011293   08/01/78  SLHY   00 00        5885.00       0.00   12/91        5885.00     0.00            0.00   100.0
000028  7901013918   03/01/79  SLHY   00 00        9594.99       0.00   12/91        9594.99     0.00            0.00   100.0
000029  7928011048   02/01/79  SLHY   00 00        4000.00       0.00   12/91        4000.00     0.00            0.00   100.0
000034  7903011312   07/01/79  SLHY   00 00       11685.00       0.00   12/91       11685.00     0.00            0.00   100.0
000039  7904011313   09/01/79  SLHY   00 00      120927.60       0.00   12/91      120927.60     0.00            0.00   100.0
000045  7905011093   07/01/79  SLHY   00 00       40000.00       0.00   12/91       40000.00     0.00            0.00   100.0
000046  7906010853   09/01/79  SLHY   00 00       25751.00       0.00   12/91       25751.00     0.00            0.00   100.0
000047  8001011316   02/01/80  SLHY   00 00       42397.84       0.00   12/92       42397.84     0.00            0.00   100.0
000050  8003013920   02/01/80  SLHY   00 00       25450.71       0.00   12/92       25450.71     0.00            0.00   100.0
000056  8005010854   04/01/80  SLHY   00 00       27537.45       0.00   12/92       27537.45     0.00            0.00   100.0
000057  8006011047   05/01/80  SLHY   00 00        8585.00       0.00   12/92        8585.00     0.00            0.00   100.0
000061  8009014326   08/01/80  SLHY   00 00       10255.00       0.00   12/92       10255.00     0.00            0.00   100.0
000065  8013011261   09/01/80  SLHY   00 00       17608.00       0.00   12/91        1760.00     0.00            0.00   100.0
000066  8014011278   11/01/80  SLHY   00 00       32196.48       0.00   12/92       32196.48     0.00            0.00   100.0
000067  8015010801   11/01/80  SLHY   00 00       16354.97       0.00   12/92       16354.97     0.00            0.00   100.0
000071  8103013901   09/01/81  SLHY   00 00       20180.06       0.00   12/92       20180.06     0.00            0.00   100.0
000072  8104013923   03/01/81  SLHY   00 00       18763.49       0.00   12/92       18763.49     0.00            0.00   100.0
000075  8106011320   07/01/81  SLHY   00 00       20700.00       0.00   12/91       20700.00     0.00            0.00   100.0

January 19, 1996                                                          Page 4

11:24 am                     AAC - HOME PRODUCTS


                  N E T   B O O K   V A L U E   R E P O R T

                       for Int bk Books         FY = 12


===================================================================================================================================
         Co asset      In-Svc   Dep    Rem       Adjusted      Salvage   Thru   Current Accum                            Pct
SYS no      no:         Date   Meth    Life    Basis + S179     value    Date    Depreciation  Sec 179   Net Bk Value    Dep   Key
- ------  ----------   --------  ----   -----    ------------    -------  -----   -------------- -------   ------------   ----- -----
000076  8107011320   07/01/81  SLHY   00 00        9221.63       0.00   12/91        9221.63     0.00            0.00   100.0
000078  8109011187   08/01/81  SLHY   00 00       34606.47       0.00   12/92       34606.47     0.00            0.00   100.0
000079  8110011188   08/01/81  SLHY   00 00        6100.00       0.00   12/92        6100.00     0.00            0.00   100.0
000081  8112011329   12/01/81  SLHY   00 00        8505.82       0.00   12/92        8505.82     0.00            0.00   100.0
000082  8113010856   10/01/81  SLHY   00 00       28481.59       0.00   12/92       28481.59     0.00            0.00   100.0
000084  8115010814   12/01/81  SLHY   00 00        7679.90       0.00   12/92        7679.90     0.00            0.00   100.0
000085  8201011090   03/01/82  SLHY   00 00       44000.00       0.00   12/92       44000.00     0.00            0.00   100.0
000086  8202011082   03/01/82  SLHY   00 00       15740.00       0.00   12/92       15740.00     0.00            0.00   100.0
000087  8203014329   03/01/82  SLHY   00 00       10400.00       0.00   12/92       10400.00     0.00            0.00   100.0
000088  8204010817   01/01/82  SLHY   00 00       35540.00       0.00   12/92       35540.00     0.00            0.00   100.0
000089  8205013906   03/01/82  SLHY   00 00       33023.44       0.00   12/92       33023.44     0.00            0.00   100.0
000090  8206011204   07/01/82  SLHY   00 00       50368.20       0.00   12/92       50368.20     0.00            0.00   100.0
000093  8209011083   01/01/82  SLHY   00 00       16469.17       0.00   12/92       16469.17     0.00            0.00   100.0
000094  8210011084   01/01/82  SLHY   00 00       16469.17       0.00   12/92       16469.17     0.00            0.00   100.0
000095  8211011085   01/01/82  SLHY   00 00       16469.18       0.00   12/92       16469.18     0.00            0.00   100.0
000096  8212011081   01/01/82  SLHY   00 00       16469.16       0.00   12/92       16469.16     0.00            0.00   100.0
000097  8213011168   04/01/82  SLHY   00 00      195600.04       0.00   12/92      195600.04     0.00            0.00   100.0
000098  8214011032   09/01/82  SLHY   00 00      700573.54       0.00   12/92      700573.54     0.00            0.00   100.0
000099  8215011050   06/01/82  SLHY   00 00       19716.00       0.00   12/92       19716.00     0.00            0.00   100.0
000100  8216013933   09/01/82  SLHY   00 00        7895.00       0.00   12/92        7895.00     0.00            0.00   100.0
000101  8217013931   09/01/82  SLHY   00 00        9783.00       0.00   12/92        9783.00     0.00            0.00   100.0
000102  821801227V   10/01/82  SLHY   00 00       22327.62       0.00   12/92       22327.62     0.00            0.00   100.0
000103  8219013930   10/01/82  SLHY   00 00        6121.00       0.00   12/92        6121.00     0.00            0.00   100.0
000104  8220013908   03/01/82  SLHY   00 00       13333.31       0.00   12/92       13333.31     0.00            0.00   100.0
000105  8301011168   03/01/83  SLHY   00 00       27472.79       0.00   12/92       27472.79     0.00            0.00   100.0
000106  8302011168   03/01/83  SLHY   00 00       27472.79       0.00   12/92       27472.79     0.00            0.00   100.0
000109  6401011091   06/01/64  SLHY   00 00       16520.80       0.00   12/91       16520.80     0.00            0.00   100.0
000110  8305011050   08/01/83  SLHY   00 00       73091.72       0.00   12/95       73091.72     0.00            0.00   100.0  d
000112  8307011214   08/01/83  SLHY   00 00       69000.00       0.00   12/92       69000.00     0.00            0.00   100.0
000113  8308011086   08/01/83  SLHY   00 00       15352.00       0.00   12/92       15352.00     0.00            0.00   100.0
000114  8309013907   01/01/83  SLHY   00 00        8324.86       0.00   12/92        8324.86     0.00            0.00   100.0

January 19, 1996                                                          Page 5

11:24 am                     AAC - HOME PRODUCTS


                  N E T   B O O K   V A L U E   R E P O R T

                       for Int bk Books         FY = 12


===================================================================================================================================
         Co asset      In-Svc   Dep    Rem       Adjusted      Salvage   Thru   Current Accum                            Pct
SYS no      no:         Date   Meth    Life    Basis + S179     Value    Date    Depreciation  Sec 179   Net Bk Value    Dep   Key
- ------  ----------   --------  ----   -----    ------------    -------  -----   -------------- -------   ------------   ----- -----
000116  8311011094   10/01/83  SLHY   00 00       18500.00       0.00   12/92       18500.00     0.00            0.00   100.0
000117  6201011002   09/01/62  SLHY   00 00        7000.00       0.00   12/91        7000.00     0.00            0.00   100.0
000118  5601011044   11/01/56  SLHY   00 00        8690.00       0.00   12/91        8690.00     0.00            0.00   100.0
000119  6801011131   08/01/68  SLHY   00 00       17861.70       0.00   12/91       17861.70     0.00            0.00   100.0
000120  8608010851   09/01/86  SLHY   00 00       18741.18       0.00   12/91       18741.18     0.00            0.00   100.0
000121  8601010857   12/01/86  SLHY   00 00       24575.00       0.00   12/91       24575.00     0.00            0.00   100.0
000122  8602010858   12/01/86  SLHY   00 00       17811.00       0.00   12/91       17811.00     0.00            0.00   100.0
000123  6901011147   11/01/69  SLHY   00 00       22568.32       0.00   12/91       22568.32     0.00            0.00   100.0
000124  8501011181   04/01/85  SLHY   00 00        3780.00       0.00   12/92        3780.00     0.00            0.00   100.0
000125  8701011183   01/01/87  SLHY   00 00       23385.00       0.00   12/92       23385.00     0.00            0.00   100.0
000143  7501011017   11/01/75  SLHY   00 00       26660.00       0.00   12/91       26660.00     0100            0.00   100.0
000144  7502010840   10/01/75  SLHY   00 00        9964.00       0.00   12/91        9964.00     0.00            0.00   100.0
000145  7601011269   02/01/76  SLHY   00 00        5451.66       0.00   12/91        5451.66     0.00            0.00   100.0
000151  7703011008   01/01/77  SLHY   00 00       32615.17       0.00   12/91       32615.17     0.00            0.00   100.0
000152  8604013921   05/01/86  SLHY   00 00       20957.86       0.00   12/91       20957.86     0.00            0.00   100.0
000153  8508013919   04/01/85  SLHY   00 00       12562.01       0.00   12/92       12562.01     0.00            0.00   100.0
000154  8603013919   07/01/86  SLHY   00 00       12250.39       0.00   12/91       12250.39     0.00            0.00   100.0
000157  8702010822   08/01/87  SLHY   00 00       25929.52       0.00   12/92       25929.52     0.00            0.00   100.0
000158  8704010825   07/01/87  SLHY   00 00       22192.16       0.00   12/92       22192.16     0.00            0.00   100.0
000159  8401011242   03/01/84  SLHY   00 00       58271.36       0.00   12/92       58271.36     0.00            0.00   100.0
000160  8404014437   10/01/84  SLHY   00 00      176109.50       0.00   12/91      176109.50     0.00            0.00   100.0
000161  8503011132   01/01/85  SLHY   00 00       12099.50       0.00   12/91       12099.50     0.00            0.00   100.0
000162  8418011168   03/01/84  SLHY   00 00      179326.19       0.00   12/92      179326.19     0.00            0.00   100.0
000166  8402011107   02/01/84  SLHY   00 00       11615.00       0.00   12/92       11615.00     0.00            0.00   100.0
000170  8408011168   12/01/64  SLHY   00 00      196545.37       0.00   12/92      196545.37     0.00            0.00   100.0
000171  8410011168   08/01/84  SLHY   00 00       14757.97       0.00   12/92       14757.97     0.00            0.00   100.0
000172  8412011051   09/01/84  SLHY   00 00        6294.25       0.00   12/92        6294.25     0.00            0.00   100.0
000173  8411011180   08/01/85  SLHY   00 00       58034.31       0.00   12/92       58034.31     0.00            0.00   100.0
000174  8415010000   06/01/85  SLHY   00 00       17725.00       0.00   12/92       17725.00     0.00            0.00   100.0
000175  8416014517   01/01/85  SLHY   00 00       13299.96       0.00   12/92       13299.96     0.00            0.00   100.0
000177  8502011111   07/01/85  SLHY   00 00       12385.00       0.00   12/92       12385.00     0.00            0.00   100.0

January 19, 1996                                                          Page 6

11:24 am                     AAC - HOME PRODUCTS


                  N E T   B O O K   V A L U E   R E P O R T

                       for Int bk Books         FY = 12


===================================================================================================================================
         Co asset      In-Svc   Dep    Rem       Adjusted      Salvage   Thru   Current Accum                            Pct
SYS no      no:         Date   Meth    Life    Basis + S179     Value    Date    Depreciation  Sec 179   Net Bk Value    Dep   Key
- ------  ----------   --------  ----   -----    ------------    -------  -----   -------------- -------   ------------   ----- -----
000182  8509011168   11/01/85  SLHY   00 00       22820.00       0.00   12/92       22820.00     0.00            0.00   100.0
000188  8710010859   09/01/87  SLHY   00 00       18933.72       0.00   12/92       18933.72     0.00            0.00   100.0
000193  8610011092   12/01/86  SLHY   00 00       64414.00       0.00   12/91       64414.00     0.00            0.00   100.0
000202  8805011168   03/01/89  SLHY   00 00       28103.00       0.00   12/94       28103.00     0.00            0.00   100.0
000203  8806013922   11/01/88  SLHY   00 00       18571.20       0.00   11/93       18571.20     0.00            0.00   100.0
000208  8903010818   02/01/90  SLHY   00 00       48680.50       0.00   12/95       48680.50     0.00            0.00   100.0
000209  8904011343   09/01/90  SLHY   00 00      131715.63       0.00   12/95      131715.63     0.00            0.00   100.0
000215  8906011333   09/01/90  SLHY   00 00       28648.00       0.00   12/95       28648.00     0.00            0.00   100.0
000216  8907011131   09/01/90  SLHY   00 06       10415.91       0.00   12/94       10415.91     0.00            0.00   100.0
000217  8908010000   09/01/90  SLHY   00 00       44149.90       0.00   12/95       44149.90     0.00            0.00   100.0
000218  8909010860   02/01/90  SLHY   00 00       19283.51       0.00   12/95       19283.51     0.00            0.00   100.0
000220  9002011360   11/01/90  SLHY   00 00       12604.64       0.00   12/95       12604.64     0.00            0.00   100.0
000221  9002012300   11/01/90  SLHY   00 00       10782.45       0.00   12/95       10782.45     0.00            0.00   100.0
000222  9002011343   11/01/90  SLHY   00 00       10910.81       0.00   12/95       10910.81     0.00            0.00   100.0
000225  9005010823   09/01/90  SLHY   00 00       24949.76       0.00   12/95       24949.76     0.00            0.00   100.0
000228  9009013960   11/01/90  SLHY   00 00       43354.00       0.00   12/95       43354.00     0.00            0.00   100.0
000229  9010011355   08/01/91  SLHY   00 06       22031.77       0.00   12/95       19828.59     0.00         2203.18    90.0
000230  9011011052   08/01/91  SLHY   00 06       84850.00       0.00   12/95       76365.00     0.00         8485.00    90.0
000231  9012010842   11/01/90  SLHY   00 00       36301.82       0.00   12/95       36301.82     0.00            0.00   100.0
000232  9101011224   08/01/91  SLHY   00 06       95950.00       0.00   12/95       86355.00     0.00         9595.00    90.0
000234  9103011361   08/01/91  SLHY   00 06        6490.20       0.00   12/95        5841.18     0.00          649.02    90.0
000235  9103011362   08/01/91  SLHY   00 06        6490.20       0.00   12/95        5841.18     0.00          649.02    90.0
000236  9103011363   08/01/91  SLHY   00 06        6490.20       0.00   12/95        5841.18     0.00          649.02    90.0
000237  9103011364   08/01/91  SLHY   00 06        6490.20       0.00   12/95        5841.18     0.00          649.02    90.0
000238  9103011365   08/01/91  SLHY   00 06        6490.22       0.00   12/95        5841.19     0.00          649.03    90.0
000241  9107010842   11/01/91  SLHY   00 06       21995.50       0.00   12/95       19795.95     0.00         2199.55    90.0
000243  92XX010816   01/01/76  SLHY   00 00       25000.00       0.00   12/91       25000.00     0.00            0.00   100.0
000244  92XX010819   12/31/68  SLHY   00 00       25000.00       0.00   01/92       25000.00     0.00            0.00   100.0
000245  92XX010820   01/01/86  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000246  92XX010821   01/01/86  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000247  92XX010825   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0

January 19, 1996                                                          Page 7

11:24 am                     AAC - HOME PRODUCTS


                  N E T   B O O K   V A L U E   R E P O R T

                       for Int bk Books         FY = 12


===================================================================================================================================
         Co asset      In-Svc   Dep    Rem       Adjusted      Salvage   Thru   Current Accum                            Pct
SYS no      no:         Date   Meth    Life    Basis + S179     Value    Date    Depreciation  Sec 179   Net Bk Value    Dep   Key
- ------  ----------   --------  ----   -----    ------------    -------  -----   -------------- -------   ------------   ----- -----
000248  92XX010845   10/15/91  SLHY   00 06       10000.00       0.00   12/95       10000.00     0.00            0.00   100.0
000249  92XX011004   04/30/90  SLHY   00 06       30000.00       0.00   12/94       30000.00     0.00            0.00   100.0
000250  92XX011008   01/01/72  SLHY   00 00       30000.00       0.00   01/92       30000.00     0.00            0.00   100.0
000251  92XX011019   01/01/72  SLHY   00 00       20000.00       0.00   01/92       20000.00     0.00            0.00   100.0
000252  92XX011039   01/01/72  SLHY   00 00       20000.00       0.00   01/92       20000.00     0.00            0.00   100.0
000253  92XX011045   01/01/72  SLHY   00 00       20000.00       0.00   01/92       20000.00     0.00            0.00   100.0
000254  92XX011046   01/01/72  SLHY   00 00       20000.00       0.00   01/92       20000.00     0.00            0.00   100.0
000255  92XX011051   01/01/72  SLHY   00 00       20000.00       0.00   01/92       20000.00     0.00            0.00   100.0
000256  92XX011087   01/01/72  SLHY   00 00       30000.00       0.00   01/92       30000.00     0.00            0.00   100.0
000257  92XX011088   01/01/72  SLHY   00 00       30000.00       0.00   01/92       30000.00     0.00            0.00   100.0
000258  92XX011089   01/01/72  SLHY   00 00       20000.00       0.00   01/92       20000.00     0.00            0.00   100.0
000259  92XX011095   01/01/72  SLHY   00 00       30000.00       0.00   01/92       30000.00     0.00            0.00   100.0
000260  92XX011168   01/01/72  SLHY   00 00      200000.00       0.00   01/92      200000.00     0.00            0.00   100.0
000263  92XX011190   01/01/72  SLRY   00 00       50000.00       0.00   01/92       50000.00     0.00            0.00   100.0
000264  92XX011265   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000265  92XX011266   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000266  92XX011270   09/25/90  SLHY   00 06       10000.00       0.00   12/94       10000.00     0.00            0.00   100.0
000267  92XX011279   01/01/72  SLHY   00 00       30000.00       0.00   01/92       30000.00     0.00            0.00   100.0
000268  92XX011314   01/01/72  SLHY   00 00       15000.00       0.00   01/92       15000.00     0.00            0.00   100.0
000269  92XX011334   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000270  92XX011336   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000271  92XX011337   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000272  92XX011401   01/01/72  SLHY   00 00       50000.00       0.00   01/92       50000.00     0.00            0.00   100.0
000273  92XX013924   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000274  92XX013957   10/01/91  SLHY   00 06       10000.00       0.00   12/95       10000.00     0.00            0.00   100.0
000275  92XX013959   10/01/91  SLHY   00 06       15000.00       0.00   12/95       15000.00     0.00            0.00   100.0
000276  92XX013966   02/15/91  SLHY   00 06       10000.00       0.00   12/95       10000.00     0.00            0.00   100.0
000277  92XX010826   06/01/91  SLHY   00 06       10000.00       0.00   12/95       10000.00     0.00            0.00   100.0
000278  92XX014011   01/01/72  SLHY   00 00       15000.00       0.00   01/92       15000.00     0.00            0.00   100.0
000279  92XX014055   01/01/72  SLHY   00 00       15000.00       0.00   01/92       15000.00     0.00            0.00   100.0
000280  92XX014133   01/01/72  SLHY   00 00       15000.00       0.00   01/92       15000.00     0.00            0.00   100.0

January 19, 1996                                                          Page 8

11:24 am                     AAC - HOME PRODUCTS


                  N E T   B O O K   V A L U E   R E P O R T

                       for Int bk Books         FY = 12


===================================================================================================================================
         Co asset      In-Svc   Dep    Rem       Adjusted      Salvage   Thru   Current Accum                            Pct
SYS no      no:         Date   Meth    Life    Basis + S179     Value    Date    Depreciation  Sec 179   Net Bk Value    Dep   Key
- ------  ----------   --------  ----   -----    ------------    -------  -----   -------------- -------   ------------   ----- -----
000281  92XX014138   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000282  92XX014139   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000283  92XX014142   01/01/72  SLHY   00 00       15000.00       0.00   01/92       15000.00     0.00            0.00   100.0
000284  92XX014143   01/01/72  SLHY   00 00       15000.00       0.00   01/92       15000.00     0.00            0.00   100.0
000285  92XX014148   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000286  92XX014158   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000287  92XX014159   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000288  92XX014162   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000289  92XX014169   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000290  92XX014171   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000291  92XX014174   10/01/88  SLHY   00 00       15000.00       0.00   06/93       15000.00     0.00            0.00   100.0
000292  92XX014175   10/01/88  SLHY   00 00       15000.00       0.00   06/93       15000.00     0.00            0.00   100.0
000293  92XX014176   01/01/72  SLHY   00 00       15000.00       0.00   01/92       15000.00     0.00            0.00   100.0
000294  92XX014180   01/01/72  SLHY   00 00       15000.00       0.00   01/92       15000.00     0.00            0.00   100.0
000295  92XX014181   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000296  92XX014182   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000297  92XX014184   01/01/72  SLHY   00 00       12000.00       0.00   01/92       12000.00     0.00            0.00   100.0
000298  92XX014437   01/01/72  SLHY   00 00       50000.00       0.00   01/92       50000.00     0.00            0.00   100.0
000299  92XX014438   01/01/72  SLHY   00 00       50000.00       0.00   01/92       50000.00     0.00            0.00   100.0
000300  92XX014441   01/01/72  SLHY   00 00       15000.00       0.00   01/92       15000.00     0.00            0.00   100.0
000301  92XX014442   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000302  92XX014449   01/01/72  SLHY   00 00       15000.00       0.00   01/92       15000.00     0.00            0.00   100.0
000307  9104010000   03/01/92  SLHY   01 06       32000.00       0.00   12/95       22400.00     0.00         9600.00    70.0
000309  9112011191   06/01/92  SLHY   01 06       37300.00       0.00   12/95       26110.00     0.00        11190.00    70.0
000311  9401011168   06/01/95  SLHY   09 06      941000.00       0.00   12/95       47050.00     0.00       893950.00     5.0
000312  9402011244   08/15/95  SLHY   04 06       96900.00       0.00   12/95        9690.00     0.00        87210.00    10.0
000316  9504011055   12/01/95  SLHY   06 06      118000.00       0.00   12/95        8428.57     0.00       109571.43     7.1
000317  9505011053   07/01/95  SLHY   04 06       43300.00       0.00   12/95        4330.00     0.00        38970.00    10.0
000318  9506010000   12/01/95  SLHY   04 06       58248.89       0.00   12/95        5824.89     0.00        52424.00    10.0
000320  9510011020   12/15/95  SLHY   06 06      157500.00       0.00   12/95       11250.00     0.00       146250.00     7.1
                                                ----------       ----             ----------     ----      ----------

January 19, 1996                                                          Page 9

11:24 am                     AAC - HOME PRODUCTS


                  N E T   B O O K   V A L U E   R E P O R T

                       for Int bk Books         FY = 12


===================================================================================================================================
         Co asset      In-Svc   Dep    Rem       Adjusted      Salvage   Thru   Current Accum                            Pct
SYS no      no:         Date   Meth    Life    Basis + S179     Value    Date    Depreciation  Sec 179   Net Bk Value    Dep   Key
- ------  ----------   --------  ----   -----    ------------    -------  -----   -------------- -------   ------------   ----- -----
Department        01      Count= 178            6741696.70       0.00             5366803.43     0.00      1374893.27
Less disposals and transfers                      73091.72       0.00               73091.72     0.00            0.00

- -----------------------------------------------------------------------------------------------------------------------------------
Net MACH & EQUIP - LANCASTER                    6668604.98       0.00             5293711.71     0.00      1374893.27
- -----------------------------------------------------------------------------------------------------------------------------------

000036  7907025035   05/01/79  SLHY   00 00        6483.00       0.00   12/91        6483.00     0.00            0.00   100.0
000129  7203025049   01/01/72  SLHY   00 00        1560.00       0.00   12/91        1560.00     0.00            0.00   100.0
000134  7204025007   01/01/72  SLHY   00 00        1322.00       0.00   12/91        1322.00     0.00            0.00   100.0
000135  7205025001   01/01/72  SLHY   00 00        1058.00       0.00   12/91        1058.00     0.00            0.00   100.0
000136  7206025004   01/01/72  SLHY   00 00        1058.00       0.00   12/91        1058.00     0.00            0.00   100.0
000187  8516020000   12/01/85  SLHY   00 00       20669.00       0.00   12/91       20669.00     0.00            0.00   100.0
000205  8808025052   09/01/88  SLHY   00 00       21000.00       0.00   11/93       21000.00     0.00            0.00   100.0
000210  8904022300   11/01/90  SLHY   00 00       13083.52       0.00   12/95       13083.52     0.00            0.00   100.0
                                                ----------       ----             ----------     ----      ----------

Department        02      Count=   8              66233.52       0.00               66233.52     0.00            0.00

Less disposals and transfers                          0.00       0.00                   0.00     0.00            0.00

- -----------------------------------------------------------------------------------------------------------------------------------
Net MACH & EQUIP - ATLANTA                        66233.52       0.00               66233.52     0.00            0.00
- -----------------------------------------------------------------------------------------------------------------------------------

000018  8716038044   11/01/87  SLHY   00 00       24247.65       0.00   12/92       24247.65     0.00            0.00   100.0
000019  7704038005   12/01/77  SLHY   00 00       33933.70       0.00   12/91       33933.70     0.00            0.00   100.0
000048  8002038019   01/01/80  SLHY   00 00       27723.93       0.00   12/92       27723.93     0.00            0.00   100.0
000051  8016038001   01/01/80  SLHY   00 00        8500.00       0.00   12/91        8500.00     0.00            0.00   100.0
000128  6501038014   06/01/65  SLHY   00 00        3561.84       0.00   12/91        3561.84     0.00            0.00   100.0
000130  7207038004   01/01/72  SLHY   00 00         952.00       0.00   12/91         952.00     0.00            0.00   100.0
000142  7302038024   11/01/73  SLHY   00 00        8275.00       0.00   12/91        8275.00     0.00            0.00   100.0
000146  7602038019   06/01/76  SLHY   00 00       18942.45       0.00   12/91       18942.45     0.00            0.00   100.0
000150  7705030000   01/01/77  SLHY   00 00       20079.00       0.00   12/91       20079.00     0.00            0.00   100.0
000167  8403030000   06/01/84  SLHY   00 00       18026.00       0.00   12/92       18026.00     0.00            0.00   100.0
000168  8419038042   06/01/84  SLHY   00 00       12522.34       0.00   12/92       12522.34     0.00            0.00   100.0
000180  8506038043   04/01/85  SLHY   00 00       11569.50       0.00   12/92       11569.50     0.00            0.00   100.0

January 19, 1996                                                         Page 10

11:24 am                     AAC - HOME PRODUCTS


                  N E T   B O O K   V A L U E   R E P O R T

                       for Int bk Books         FY = 12


===================================================================================================================================
         Co asset      In-Svc   Dep    Rem       Adjusted      Salvage   Thru   Current Accum                            Pct
SYS no      no:         Date   Meth    Life    Basis + S179     Value    Date    Depreciation  Sec 179   Net Bk Value    Dep   Key
- ------  ----------   --------  ----   -----    ------------    -------  -----   -------------- -------   ------------   ----- -----
000196  8714030000   12/01/87  SLHY   00 00       26113.50       0.00   12/92       26113.50     0.00            0.00   100.0
000198  8801030000   02/01/88  SLHY   00 00       15156.75       0.00   11/93       15156.75     0.00            0.00   100.0
000199  8802030000   03/01/88  SLHY   00 00       20869.38       0.00   11/93       20869.38     0.00            0.00   100.0
000207  8902030000   07/01/89  SLHY   00 00       14375.00       0.00   12/94       14375.00     0.00            0.00   100.0
000305  9108038045   03/01/92  SLHY   01 06       48632.80       0.00   12/95       34042.96     0.00        14589.84    70.0
000315   950303829   06/01/95  SIHY   04 06       26260.00       0.00   12/95        2626.00     0.00        23634.00    10.0
                                                ----------       ----             ----------     ----      ----------

Department        03      Count=  18             339740.84       0.00              301517.00     0.00        38223.84

Less disposals and transfers                          0.00       0.00                   0.00     0.00            0.00

- -----------------------------------------------------------------------------------------------------------------------------------
Net MACHINERY & EQUIP - CHICAGO                  339740.84       0.00              301517.00     0.00        38223.84
- -----------------------------------------------------------------------------------------------------------------------------------

000025  7001046002   01/01/70  SLHY   00 00       20500.00       0.00   12/91       20500.00     0.00            0.00   100.0
000026  6902040000   11/01/69  SLHY   00 00       24100.00       0.00   12/91       24100.00     0.00            0.00   100.0
000033  7908046013   04/01/79  SLHY   00 00       21663.61       0.00   12/91       21663.61     0.00            0.00   100.0
000035  7909046024   04/01/79  SLHY   00 00        6540.00       0.00   12/91        6540.00     0.00            0.00   100.0
000037  7911040000   05/01/79  SLHY   00 00        6974.19       0.00   12/91        6974.19     0.00            0.00   100.0
000038  7912040000   06/01/79  SLHY   00 00       26740.00       0.00   12/91       26740.00     0.00            0.00   100.0
000053  8017040000   05/01/80  SLHY   00 00        5203.04       0.00   04/95        5203.04     0.00            0.00   100.0  d
000068  8116046015   01/01/81  SLHY   00 00        6214.35       0.00   12/92        6214.35     0.00            0.00   100.0
000074  8117046008   07/01/81  SLHY   00 00       22886.80       0.00   12/92       22886.80     0.00            0.00   100.0
000212  8904042300   11/01/90  SLHY   00 00       13363.88       0.00   12/95       13363.88     0.00            0.00   100.0
                                                ----------       ----             ----------     ----      ----------

Department        04      Count=  10             154185.87       0.00              154185.87     0.00            0.00
Less disposals and transfers                       5203.04       0.00                5203.04     0.00            0.00

- -----------------------------------------------------------------------------------------------------------------------------------
Net MACH & EQUIP - GRAND PRAIRIE                 148982.83       0.00              148982.83     0.00            0.00
- -----------------------------------------------------------------------------------------------------------------------------------

000040  7913057008   04/01/79  SLHY   00 00        6540.00       0.00   12/91        6540.00     0.00            0.00   100.0
000041  7914057007   05/01/79  SLHY   00 00       20327.00       0.00   12/91       20327.00     0.00            0.00   100.0
000042  7915057016   06/01/79  SLHY   00 00       26740.00       0.00   12/91       26740.00     0.00            0.00   100.0

January 19, 1996                                                         Page 11

11:24 am                     AAC - HOME PRODUCTS


                  N E T   B O O K   V A L U E   R E P O R T

                       for Int bk Books         FY = 12


===================================================================================================================================
         Co asset      In-Svc   Dep    Rem       Adjusted      Salvage   Thru   Current Accum                            Pct
SYS no      no:         Date   Meth    Life    Basis + S179     Value    Date    Depreciation  Sec 179   Net Bk Value    Dep   Key
- ------  ----------   --------  ----   -----    ------------    -------  -----   -------------- -------   ------------   ----- -----
000043  7916057004   07/01/79  SLHY   00 00        6530.00       0.00   12/91        6530.00     0.00            0.00   100.0
000044  7917057017   07/01/79  SLHY   00 00        6483.00       0.00   12/91        6483.00     0.00            0.00   100.0
000054  8018050000   05/01/80  SLHY   00 00        6293.11       0.00   12/92        6293.11     0.00            0.00   100.0
000127  8512057001   06/01/85  SLHY   00 00       13000.00       0.00   12/92       13000.00     0.00            0.00   100.0
000147  7603057001   05/01/76  SLHY   00 00       14567.83       0.00   12/91       14567.93     0.00            0.00   100.0
000148  7604057002   06/01/76  SLHY   00 00        7623.06       0.00   12/91        7623.06     0.00            0.00   100.0
000149  7605057003   07/01/76  SLHY   00 00       17690.01       0.00   12/91       17690.01     0.00            0.00   100.0
000197  8715050000   11/01/87  SLHY   00 00       19700.10       0.00   12/92       19700.10     0.00            0.00   100.0
000206  8901057050   07/01/89  SLHY   00 00       15900.00       0.00   12/94       15900.00     0.00            0.00   100.0
000211  8904052300   11/01/90  SLHY   00 00       13239.28       0.00   12/95       13239.28     0.00            0.00   100.0
000213  8904052300   11/01/90  SLHY   00 00       13301.58       0.00   12/95       13301.58     0.00            0.00   100.0
000240  9106050000   11/01/91  SLHY   00 06       21456.80       0.00   12/95       19311.12     0.00         2145.68    90.0
                                                ----------       ----             ----------     ----      ----------

Department        05      Count=  15             209391.77       0.00              207246.09     0.00         2145.68
Less disposals and transfers                          0.00       0.00                   0.00     0.00            0.00

- -----------------------------------------------------------------------------------------------------------------------------------
Net MACH & EQUIP - SACRAMENTO                    209391.77       0.00              207246.09     0.00         2145.68
- -----------------------------------------------------------------------------------------------------------------------------------

000001  V77340       01/01/77         00 00           0.00       0.00   12/93           0.00     0.00            0.00     0.0
000003  V78340       01/01/78         00 00           0.00       0.00   12/93           0.00     0.00            0.00     0.0
000004  V7901U       02/01/79         00 00           0.00       0.00   12/93           0.00     0.00            0.00     0.0
000007  V79340       07/01/79         00 00           0.00       0.00   12/93           0.00     0.00            0.00     0.0
000008  V8001U       01/01/80         00 00           0.00       0.00   12/93           0.00     0.00            0.00     0.0
000010  V80340       05/01/80         00 00           0.00       0.00   12/93           0.00     0.00            0.00     0.0
                                                ----------       ----             ----------     ----      ----------

Department        VINTAG  Count=   6                  0.00       0.00                   0.00     0.00            0.00
Less disposals and transfers                          0.00       0.00                   0.00     0.00            0.00

- -----------------------------------------------------------------------------------------------------------------------------------
Net VINTAGE ASSETS                                    0.00       0.00                   0.00     0.00            0.00
- -----------------------------------------------------------------------------------------------------------------------------------
                                                ----------       ----             ----------     ----      ----------

January 19, 1996                                                         Page 12

11:24 am                     AAC - HOME PRODUCTS


                  N E T   B O O K   V A L U E   R E P O R T

                       for Int bk Books         FY = 12


===================================================================================================================================
         Co asset      In-Svc   Dep    Rem       Adjusted      Salvage   Thru   Current Accum                            Pct
SYS no      no:         Date   Meth    Life    Basis + S179     Value    Date    Depreciation  Sec 179   Net Bk Value    Dep   Key
- ------  ----------   --------  ----   -----    ------------    -------  -----   -------------- -------   ------------   ----- -----
Class             MF      Count= 235            7511248.70       0.00             6095985.91     0.00      1415262.79
Less disposals and transfers                      78294.76       0.00               78294.76     0.00            0.00
                                                ----------       ----             ----------     ----      ----------

Net                                             7432953.94       0.00             6017691.15     0.00      1415262.79

000031  7919010000   07/01/79  SLHY   00 00        7500.00       0.00   12/91        7500.00     0.00            0.00   100.0
000049  8019010000   01/01/80  SLHY   00 00       31385.00       0.00   12/91       31385.00     0.00            0.00   100.0
000055  8020010000   02/01/80  SLHY   00 00        8250.00       0.00   12/91        8250.00     0.00            0.00   100.0
000077  8108014518   09/01/81  SLHY   00 00        8800.00       0.00   12/91        8800.00     0.00            0.00   100.0
000080  8111014106   12/01/81  SLHY   00 00       12100.00       0.00   12/91       12100.00     0.00            0.00   100.0
000083  8114014145   12/01/81  SLHY   00 00       15056.00       0.00   12/91       15056.00     0.00            0.00   100.0
000092  8208014182   01/01/82  SLHY   00 00       16950.00       0.00   12/91       16950.00     0.00            0.00   100.0
000155  8712014449   11/01/87  SLHY   00 00       19967.58       0.00   12/92       19967.58     0.00            0.00   100.0
000156  8709014519   12/01/87  SLHY   00 00       21800.00       0.00   12/92       21800.00     0.00            0.00   100.0
000194  8611010000   12/01/86  SLHY   00 00       12640.00       0.00   12/91       12640.00     0.00            0.00   100.0
000200  8803014503   12/01/88  SLHY   00 00       14500.00       0.00   12/92       14500.00     0.00            0.00   100.0
000201  8804014174   12/01/88  SLHY   00 00       33991.00       0.00   12/92       33991.00     0.00            0.00   100.0
000204  8807014132   05/01/90  SLHY   00 00       24600.00       0.00   11/93       24600.00     0.00            0.00   100.0
000214  8905014157   09/01/90  SLHY   00 00       29500.00       0.00   11/93       29500.00     0.00            0.00   100.0
000223  9003014507   11/01/90  SLHY   00 00       23500.00       0.00   11/93       23500.00     0.00            0.00   100.0
000224  9004014183   08/01/91  SLHY   00 00       25510.08       0.00   12/94       25510.08     0.00            0.00   100.0
000227  9008014160   08/01/91  SLHY   00 00       24800.00       0.00   12/94       24800.00     0.00            0.00   100.0
000242  9110010000   11/01/91  SLHY   00 00       16300.00       0.00   12/94       16300.00     0.00            0.00   100.0
000303  92XX014056   01/01/72  SLHY   00 00       10000.00       0.00   01/92       10000.00     0.00            0.00   100.0
000306  9109014500   03/01/92  SLHY   00 00       23400.00       0.00   12/95       23400.00     0.00            0.00   100.0
000308  9111014016   06/01/92  SLHY   00 00       24500.00       0.00   12/95       24500.00     0.00            0.00   100.0
000313  9501014017   12/01/95  SLHY   06 06       27000.00       0.00   12/95        1928.57     0.00        25071.43     7.1
000314  9502014131   12/01/95  SLHY   04 06       24500.00       0.00   12/95        2450.00     0.00        22050.00    10.0
000319  950801RA062  10/01/95  SLHY   04 06       14200.00       0.00   12/95        1420.00     0.00        12780.00    10.0
                                                ----------       ----             ----------     ----      ----------

Department        01      Count=  24             470749.66       0.00              410848.23     0.00        59901.43

January 19, 1996                                                         Page 13

11:24 am                     AAC - HOME PRODUCTS


                  N E T   B O O K   V A L U E   R E P O R T

                       for Int bk Books         FY = 12


===================================================================================================================================
         Co asset      In-Svc   Dep    Rem       Adjusted      Salvage   Thru   Current Accum                            Pct
SYS no      no:         Date   Meth    Life    Basis + S179     Value    Date    Depreciation  Sec 179   Net Bk Value    Dep   Key
- ------  ----------   --------  ----   -----    ------------    -------  -----   -------------- -------   ------------   ----- -----
Less disposals and transfers                          0.00       0.00                   0.00     0.00            0.00

- -----------------------------------------------------------------------------------------------------------------------------------
Net TOOLS - LANCASTER                            470749.66       0.00              410848.23     0.00        59901.43
- -----------------------------------------------------------------------------------------------------------------------------------

000002  V78010       01/01/78         00 00           0.00       0.00   12/93           0.00     0.00            0.00     0.0
000005  V79010       03/01/79         00 00           0.00       0.00   12/93           0.00     0.00            0.00     0.0
000009  V80010       05/01/80         00 00           0.00       0.00   12/93           0.00     0.00            0.00     0.0
                                                ----------       ----             ----------     ----      ----------

Department        VINTAG  Count=   3                  0.00       0.00                   0.00     0.00            0.00
Less disposals and transfers    0.00                  0.00       0.00                   0.00     0.00
                                                ----------       ----             ----------     ----      ----------

Net                             0.00                  0.00       0.00                   0.00     0.00

                                                ----------       ----             ----------     ----      ----------
Class             TF      Count=  27             470749.66       0.00              410848.23     0.00        59901.43
Less disposals and transfers                          0.00       0.00                   0.00     0.00            0.00
                                                ----------       ----             ----------     ----      ----------

Net                                              470749.66       0.00              410848.23     0.00        59901.43

                                                ----------       ----             ----------     ----      ----------
Grand Total               Count= 277           11191147.84       0.00             8342064.48     0.00      2849083.36
Less disposals and transfers                     176330.80       0.00              176330.80     0.00            0.00

- -----------------------------------------------------------------------------------------------------------------------------------
Net TOTAL HOME PRODUCTS                        11014817.04       0.00             8165733.68     0.00      2849083.36
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------

December 28. 1995                                                        Page 1

4:07 PM                       AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY-12

                                 as of 12/95

=========================================================================================
         In Svc     Acquired   Dep    P   Est    Basis  Depreciable   Thru   Prior Accum
SYS No    Date        Value    Meth   T   Life Reduction   Basis      Date   Depreciation
- ------   ------     --------   ----   -   ---- --------- ----------   ----   ------------
000138   06/01/72  992793.62   SLHY   R   25 00    0.00  992793.62   12/94     893514.27
                BUILDING-LANCASTER PLANT
000139   12/01/80  780892.31   SLHY   R   25 00    0.00  780892.31   12/94     452917.54
                BUILDING EXPANSION-LANCASTER PLANT
000140   04/01/81   11679.37   SLHY   R   25 00    0.00   11679.37   12/94       6306.87
                BUILDING EXPANSION-LANC PLANT-FINAL
000178   09/01/85   48900.00   SLHY   R   25 00    0.00   48900.00   12/94      18582.00
                EXPANSION ADMIN AREA
000192   12/01/86   94500.00   SLHY   R   25 00    0.00   94500.00   12/94      32130.00
                LANC OFFICE EXPANSION 1986-87
000310   06/01/93  763689.75   SLMM   R   25 00    0.00  763689.75   12/94      48367.02
                EXPANSION - LANCASTER PLANT
  Count=       6  ----------                      ----   ----------            ----------

Department               01

                  2692455.05                      0.00   2692455.05            1451817.70
  Less disposals and intercompany transfers
                        0.00                      0.00         0.00                  0.00
                  ----------                      ----   ----------            ----------
Net               2692455.05                      0.00   2692455.05            1451817.70

  Count=      6   ----------                      ----   ----------            ----------

Class                    BL

                  2692455.05                      0.00   2692455.05            1451817.70

  Less disposals and intercompany transfers
                        0.00                      0.00         0.00                  0.00
==========================================================================================
                Buildings - Lancaster
Net               2692455.05                      0.00   2692455.05            1451817.70
==========================================================================================

000126   07/01/87   50848.20   SLHY   P 05 00     0.00     50848.20   22/92      50848.20
                PLANT HEATING SYSTEM 87-07
000183   10/01/85   14008.00   SLHY   P 06 00     0.00     14008.00   12/91      14008.00



==================================================================
                                                             NET
  Depreciation   Current Year  Current Accum                BOOK
    This Run       to Date     Depreciation     Key        VALUE
  ------------   ------------  -------------    ---     ----------
     39711.75       39711.75      933226.02              59,567.60

     31235.69       31235.69      484153.23             296,739.08

       467.18         467.18        6774.05               4,905.32

      1956.00        1956.00       20538.00              28,362.00

      3780.00        3780.00       35910.00              58,590.00

     30547.59       30547.59       78914.61             684,775.14



    ---------      ---------     ----------

    107698.21      107698.21     1559515.91

                                       0.00
    ---------      ---------     ----------
    107698.21      107698.21     1559515.91

    ---------      ---------     ----------



    107698.21      107698.21     1559515.91


                                       0.00

==================================================================
    107698.21      107698.21     1559515.91          1,132,939.14

==================================================================
         0.00           0.00       50848.20                      0

         0.00           0.00       14008.00                      0

December 28, 1995

4:07 PM                        AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY-12

                                 as of 12/95

==========================================================================================
         In Svc     Acquired   Dep   P   Est     Basis    Depreciable  Thru   Prior Accum
SYS No    Date        Value    Meth  T  Life   Reduction    Basis      Date   Depreciation
- -----    ------     --------   ----  -  ----   ---------  -----------  ----   -------------
                COMPUTER ROOM CUSTOMIZATION
000190   12/01/86   19735.11   SLHY   P 05 00     0.00     19735.11   12/92      19735.11
                WAREHOUSE LIGHTING
  Count=      3     --------                    ------     --------              ---------

Department               01

                    84591.31                      0.00     84591.31              84591.31

Less disposals and intercompany transfers
                        0.00                      0.00         0.00                  0.00
                    --------                    ------     --------              ---------
Net                 84591.31                      0.00     84591.31              84591.31

000006   02/01/79       0.00          P 0         0.00         0.00   12/93          0.00
                OFFSET PRESS AB DICK S/N012197
  Count=      1     --------                    ------     --------              ---------

Department               VINTAGE

                        0.00                      0.00         0.00                  0.00

  Less disposals and intercompany transfers
                        0.00                      0.00         0.00                  0.00
                    --------                    ------     --------              ---------
Net                     0.00                      0.00         0.00                  0.00

  Count=      4     --------                    ------     --------              ---------

Class                    FF

                    84591.31                      0.00     84591.31              84591.31

Less disposals and intercompany transfers
                        0.00                      0.00         0.00                  0.00
=========================================================================================
                FURN & FIX - LANCASTER

Net                 84591.31                      0.00     84591.31              84591.31
=========================================================================================
000239   11/01/91   93087.08   SLHY   P 03 00     0.00     93087.08   12/94      93087.08
                IBM/CHESS COMPUTER SYSTEM

======================================================================
                                                                 NET
   Depreciation   Current Year  Current Accum                    BOOK
     This Run       to Date     Depreciation     Key             VALUE
- ----------------  ------------  --------------   ---             -----

          0.00           0.00       19735.11                      0

- ----------------  ------------  --------------



          0.00           0.00       84591.31


                                        0.00
- ----------------  ------------  --------------
          0.00           0.00       84591.31

          0.00           0.00           0.00

- ----------------  ------------  --------------



          0.00           0.00           0.00


                                        0.00
- ----------------  ------------  --------------
          0.00           0.00           0.00

- ----------------  ------------  --------------



          0.00           0.00       84591.31


                                        0.00

======================================================================

          0.00           0.00       84591.31                      0
======================================================================
          0.00           0.00       93087.08                      0

December 28, 1995

4:07 PM                        AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95

==========================================================================================
         In Svc     Acquired   Dep   P   Est     Basis    Depreciable   Thru    Prior Accum
SYS No    Date        Value    Meth  T  Life   Reduction     Basis      Date    Depreciation
- ------   ------     --------   ----  -  ----   ---------  -----------   ----    ------------
  Count=      1     --------                   ---------  -----------           ------------

Department               01

                    93087.08                      0.00     93087.08              93087.08
Less disposals and intercompany transfers
                        0.00                      0.00         0.00                  0.00
                    --------                   ---------  -----------           ------------
Net                 93087.08                      0.00     93087.08              93087.08

  Count=      1     --------                   ---------  -----------           ------------

Class                    IS
                    93087.08                      0.00     93087.08              93087.08

Less disposals and intercompany transfers
                        0.00                      0.00         0.00                  0.00
============================================================================================
                DP EQUIP - LANCASTER

Net                 93087.08                      0.00     93087.08              93087.08
============================================================================================
000137   06/01/72  115980.00   NoDep  R 00 00     0.00    115980.00   12/94          0.00

                LAND-LANCASTER PLANT

000304   06/01/92  125000.00   NoDep  R 00 00     0.00    125000.00   12/94          0.00

                LANCASTER LAND PURCHASE

  Count=      2     --------                   ---------  -----------           ------------

Department               01

                   240980.00                      0.00    240980.00                  0.00

  Less disposals and intercompany transfers

                        0.00                      0.00         0.00                  0.00
                    --------                   ---------  -----------           ------------
Net                240980.00                      0.00    240980.00                  0.00

  Count=      2     --------                   ---------  -----------           ------------

Class                    L

                   240980.00                      0.00    240980.00                  0.00

=================================================================
                                                            NET
   Depreciation   Current Year  Current Accum               BOOK
     This Run       to Date     Depreciation     Key        VALUE
- ---------------   ------------  -------------    ---        -----




          0.00           0.00       93087.08

                                        0.00
- ---------------   ------------  -------------
          0.00           0.00       93087.08

- ---------------   ------------  -------------


          0.00           0.00       93087.08

                                        0.00

===================================================================

          0.00           0.00       93097.08                      0
===================================================================
          0.00           0.00           0.00             115,980.00



          0.00           0.00           0.00             125,000.00







          0.00           0.00           0.00



                                        0.00

          0.00           0.00           0.00





          0.00           0.00           0.00

December 28, 1995

4:07 PM                         AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95

===========================================================================================
         In Svc     Acquired   Dep    P  Est     Basis    Depreciable  Thru    Prior Accum
SYS No    Date        Value    Meth   T  Life  Reduction     Basis     Date    Depreciation
- ------   ------     --------   ----   -  ----  ---------  -----------  ----    ------------
Less disposals and intercompany transfers

                        0.00                      0.00         0.00                  0.00
- -------------------------------------------------------------------------------------------
                LAND-LANCASTER
- -------------------------------------------------------------------------------------------

Net                240980.00                      0.00    240980.00                  0.00
- -------------------------------------------------------------------------------------------
000015   12/01/87   17015.00   SLHY   P 05 00     0.00     17015.00   12/92      17015.00

                VALLEY PAYOFF 87-06

000016   12/01/87   17015.00   SLHY   P 05 00     0.00     17015.00   12/92      17015.00

                POWER PAYOFF 87-08

000017   12/01/87   16755.00   SLHY   P 05 00     0.00     16755.00   12/92      16755.00

                COIL TILTER 87-05

000020   12/01/77    9632.50   SLHY   P 05 00     0.00      9632.50   12/91       9632.50

                DRIP EDGE TOOLING-MICH ROLL FORM

000022   04/01/78   35000.00   SLHY   P 05 00     0.00     35000.00   12/91      35000.00

                EXPANDED METAL MACH WALLNER

000023   07/01/78   15154.00   SLHY   P 05 00     0.00     15154.00   12/91      15154.00

                FORK-LIFT DATSUN 6000LB S/NCPF02A30

000024   08/01/78    5885.00   SLHY   P 05 00     0.00      5885.00   12/91       5885.00

                COIL STREIGHTNER-LITTELL 312-7PDL

000028   03/01/79    9594.99   SLHY   P 05 00     0.00      9594.99   12/91       9594.99

                VERTICAL MILLING MACH WELLS 847

000029   02/01/79    4000.00   SLHY   P 05 00     0.00      4000.00   12/91       4000.00

                MICHIGAN CUTOFF PRESS 8 TON

000034   07/01/79   11685.00   SLHY   P 05 00     0.00     11685.00   12/91      11685.00

                COIL TILTER-BUSHMAN M-9604 15MLBCAP

000039   09/01/79  120927.60   SLHY   P 05 00     0.00    120927.60   12/91     120927.60

                ROLLFORMER 20STA S/N82217 W/PRESS

000045   07/01/79   40000.00   SLHY   P 05 00     0.00     40000.00   12/91      40000.00

                ROLLFORMER S/N91037 MPFMODEL RM1512

000046   09/01/79   25751.00   SLHY   P 05 00     0.00     25751.00   12/91      25751.00

                YALE FORKLIFT S/N 353649 PROPANE

===================================================================
                                                            NET
   Depreciation   Current Year  Current Accum              BOOK
     This Run       to Date     Depreciation     Key      VALUE
- ---------------   ------------  -------------   ----     ----------


                                        0.00

- -------------------------------------------------------------------

          0.00           0.00           0.00             240,980.00
- -------------------------------------------------------------------

          0.00           0.00       17015.00                      0



          0.00           0.00       17015.00                      0



          0.00           0.00       16755.00                      0



          0.00           0.00        9632.50                      0



          0.00           0.00       35000.00                      0



          0.00           0.00       15154.00                      0



          0.00           0.00        5885.00                      0



          0.00           0.00        9594.99                      0



          0.00           0.00        4000.00                      0



          0.00           0.00       11685.00                      0



          0.00           0.00      120927.60                      0



          0.00           0.00       40000.00                      0



          0.00           0.00       25751.00                      0

December 28, 1995

4:07 PM                         AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95

=============================================================================================
         In Svc     Acquired   Dep    P  Est     Basis     Depreciable  Thru    Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis     Date    Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------  ----    -------------
000047   02/01/80   42397.84   SLHY   P 05 00     0.00     42397.84   12/92      42397.84

                RECOILING MCH MRF MOD 36CLRL025

000050   02/01/80   25450.71   SLHY   P 05 00     0.00     25450.71   12/92      25450.71

                OKAMOTO 124N SURF GRINDER S/N 2216

000056   04/01/80   27537.45   SLHY   P 05 00     0.00     27537.45   12/92      27537.45

                YALE 10000 LB FK LIFT S/NP361614

000057   05/01/80    8585.00   SLHY   P 05 00     0.00      8585.00   12/92       8585.00

                LITTELL STK STRAIGHT MACH NO3187PDL

000061   08/01/80   10255.00   SLHY   P 05 00     0.00     10255.00   12/92      10255.00

                SAMCO ROTARY PIERCING UNIT W/K-ROLS

000065   09/01/80   17608.00   SLHY   P 05 00     0.00     17608.00   12/91      17608.00

                ARTOS  2X3 PIPE RP MACH W/COIL-UNWIN

000066   11/01/80   32196.48   SLHY   P 05 00     0.00     32196.48   12/92      32196.48

                GUTTER GUARD MACHINE-COMPLETE

000067   11/01/80   16354.97   SLHY   P 05 00     0.00     16354.97   12/92      16354.97

                REVOLVATOR GO-GETTER MDL55-22 W/BAT

000071   09/01/81   20180.06   SLHY   P 05 00     0.00     20180.06   12/92      20180.06

               RADIAL DRILL W/TBLE VISE CUCK CLMP

000072   03/01/81   18763.49   SLHY   P 05 00     0.00     18763.49   12/92      18763.49

                LATHE W/TAPER & (1/2 HP MOTOR & ATT

000075   07/01/81   20700.00   SLHY   P 05 00     0.00     20700.00   22/91      20700.00

                LPG STOR TANK-30000GAL-W/80GPH VAPR

000076   07/01/81    9221.63   SLHY   P 05 00     0.00      9221.63   12/91       9221.63

                FOUNDATION-PIERS-PIPE FOR LPG TANK

000078   08/01/81   34606.47   SLHY   P 05 00     0.00     34606.47   12/92      34606.47

                AIR COMPRESSOR-150HP-KRS-150-20LAA

000079   08/01/81    6100.00   SLHY   P 05 00     0.00      6100.00   22/92       6100.00

                DRYER F/AIR COMPRESSOR-MODEL D15A

000081   12/01/81    8505.82   SLHY   P 05 00     0.00      8505.82   12/92       8505.82

                SCALE-HOWE RICHARDSON LO-PRO MDLP20

000082   10/01/81   28481.59   SLHY   P 05 00     0.00     28481.59   12/92      28481.59


=======================================================================
                                                                  NET
   Depreciation   Current Year  Current Accum                    BOOK
     This Run       to Date     Depreciation     Key            VALUE
- ---------------   ------------  -------------   -----           -------
          0.00           0.00       42397.84                      0



          0.00           0.00       25450.71                      0



          0.00           0.00       27537.45                      0



          0.00           0.00        8585.00                      0



          0.00           0.00       10255.00                      0



          0.00           0.00       17608.00                      0



          0.00           0.00       32196.48                      0



          0.00           0.00       16354.97                      0



          0.00           0.00       20180.06                      0



          0.00           0.00       18763.49                      0



          0.00           0.00       20700.00                      0



          0.00           0.00        9221.63                      0



          0.00           0.00       34606.47                      0



          0.00           0.00        6100.00                      0



          0.00           0.00        8505.82                      0



          0.00           0.00       28481.59                      0

December 28, 1995

4:07 PM                       AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95

============================================================================================
         In Svc     Acquired   Dep    P   Est     Basis    Depreciable  Thru    Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis     Date    Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------  ----    ------------
                YALE FORKLIFT M-L83F100SBT083 PROPA

000084   12/01/81    7679.90   SLHY   P 05 00     0.00      7679.90     12/92     7679.90

                AERIAL WORK PLATFORM-PAC CRAFT

000085   03/01/82   44000.00   SLHY   P 05 00     0.00     44000.00     12/92    44000.00

                ROLL FORMER 12 STATION

000086   03/01/82   15740.00   SLHY   P 05 00     0.00     15740.00     12/92    15740.00

                PRESS WITH ACCELERATOR

000087   03/01/82   10400.00   SLHY   P 05 00     0.00     10400.00     12/92    10400.00

                CORNERBEAD ROTARY PIERCING UNIT

000088   01/01/82   35540.00   SLHY   P 05 00     0.00     35540.00     12/92    35540.00

                LIFT TRUCK RAYMOND 4-D SN 041814238

000089   03/01/82   33023.44   SLHY   P 05 00     0.00     33023.44     12/92    33023.44

                LATHE WEBB SN 8108-6302 24 BY 100

000090   07/01/82   50368.20   SLHY   P 05 00     0.00     50368.20     12/92    50368.20

                ELBOW MACHINE WELTY EMM-1 2IN X 3IN

000093   01/01/82   16469.17   SLHY   P 05 00     0.00     16469.17     12/92    16469.17

                CUT OFF PRESS CO-150-2P MRF

000094   01/01/82   16469.17   SLHY   P 05 00     0.00     16469.17     12/92    16469.17

                CUT OFF PRESS CO-150-2P MRF

000095   01/01/82   16469.18   SLHY   P 05 00     0.00     16469.18     12/92    16469.18

                CUT OFF PRESS CO-150-2P MRF

000096   01/01/82   16469.16   SLHY   P 05 00     0.00     16469.16     12/92    16469.16

                CUT OFF PRESS CO-151-2P MRF

000097   04/01/82  195600.04   SLHY   P 05 00     0.00    195600.04     12/92   195600.04

                NO RINSE CONVERSION COATING SYSTEM

000098   09/01/82  700573.54   SLHY   P 05 00     0.00    700573.54     12/92   700573.54

               48 INCH SLITTING SYSTEM

000099   06/01/82   19716.00   SLHY   P 05 00     0.00     19716.00     12/92    19716.00

               24 INCH STRAIGHTENER ROWE A-24

000100   09/01/82    7895.00   SLHY   P 05 00     0.00      7895.00     12/92     7895.00

               TOOL ROOM GRINDER HARIG MODEL 618W

=======================================================================
                                                                   NET
   Depreciation      Current Year  Current Accum                  BOOK
     This Run          to Date     Depreciation     Key          VALUE
- ---------------      -----------   -------------   -----         ------


          0.00           0.00        7679.90                      0



          0.00           0.00       44000.00                      0



          0.00           0.00       15740.00                      0



          0.00           0.00       10400.00                      0



          0.00           0.00       35540.00                      0



          0.00           0.00       33023.44                      0



          0.00           0.00       50368.20                      0



          0.00           0.00       16469.17                      0



          0.00           0.00       16469.17                      0



          0.00           0.00       16469.18                      0



          0.00           0.00       16469.16                      0



          0.00           0.00      195600.04                      0



          0.00           0.00      700573.54                      0



          0.00           0.00       19716.00                      0



          0.00           0.00        7895.00                      0

December 28, 1995

4:07 PM                        AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95

=============================================================================================
         In Svc     Acquired   Dep    P   Est     Basis    Depreciable   Thru    Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis      Date    Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------   ----    ------------
000101   09/01/82    9783.00   SLHY   P 05 00     0.00      9783.00      12/92    9783.00

                TOOL ROOM DRILL RADIAL MODEL DRT-28

000102   10/01/82   22327.62   SLHY   P 05 00     0.00     22327.62      12/92   22327.62

                SODIUM LIGHTING HIGH PRESSURE

000103   10/01/82    6121.00   SLHY   P 05 00     0.00      6121.00      12/92    6121.00

                MILLING MACHINE SN 12-BR-228524

000104   03/01/82   13333.31   SLHY   P 05 00     0.00     13333.31      12/92   13333.31

                IRON WORKER GEKA UNIVERSAL

000105   03/01/83   27472.79   SLHY   P 05 00     0.00     27472.79      12/92   27472.79

                HYDRAULIC REWIND

000106   03/01/83   27472.79   SLHY   P 05 00     0.00     27472.79      12/92   27472.79

                HYDRAULIC REWIND

000109   06/01/64   16520.80   SLHY   P 05 00     0.00     16520.80      12/91   16520.80

                MAPLEWOOD ROLL FORMER S/N721 MOD NR

000110   08/01/83   73091.72   SLHY   P 05 00     0.00     73091.72      12/92   73091.72

                CINCINNATI 1/0 HYDRAULIC PRESS

000112   08/01/83   69000.00   SLHY   P 05 00     0.00     69000.00      12/92   69000.00

                EMM-2 ELBOW PRODUCTION LINE

000113   08/01/83   15352.00   SLHY   P 05 00     0.00     15352.00      12/92   15352.00

                CO-151-2P PRESS

000114   01/01/83    8324.86   SLHY   P 05 00     0.00      8324.86      12/92    8324.86

                STARTRITE VERTICAL SAW SN84049

000116   10/01/83   18500.00   SLHY   P 05 00     0.00     18500.00      12/92   18500.00

                EMBOSSING MACHINE-USED

000117   09/01/62    7000.00   SLHY   P 05 00     0.00      7000.00      12/91    7000.00

                ARTOS 5IN K GUTTER MA

000118   11/01/56    8690.00   SLHY   P 05 00     0.00      8690.00      12/91    8690.00

                34OHNSON NO5 FLYWHL P

000119   08/01/68   17861.70   SLHY   P 05 00     0.00     17861.70      12/91   17861.70

                100 TON PUNCH PRESS

000120   09/01/86   18741.18   SLHY   P 05 00     0.00     18741.16      12/91   18741.18

========================================================================
                                                                 NET
     Depreciation     Current Year  Current Accum                BOOK
       This Run         to Date     Depreciation     Key         VALUE
 -------------------  ------------  --------------  -----      ---------
          0.00           0.00        9783.00                      0



          0.00           0.00       22327.62                      0



          0.00           0.00        6121.00                      0



          0.00           0.00       13333.31                      0



          0.00           0.00       27472.79                      0



          0.00           0.00       27472.79                      0



          0.00           0.00       16520.80                      0



      15227.43           0.00       73091.72        ad            0



          0.00           0.00       69000.00                      0



          0.00           0.00       15352.00                      0



          0.00           0.00        8324.86                      0



          0.00           0.00       18500.00                      0



          0.00           0.00        7000.00                      0



          0.00           0.00        8690.00                      0



          0.00           0.00       17861.70                      0



          0.00           0.00       18741.18                      0


December 28, 1995

4:07 PM                        AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95

================================================================================================
         In Svc     Acquired   Dep    P   Est     Basis    Depreciable    Thru     Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis       Date     Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------    ----     ------------
                FORKLIFT 6000 86-08 S/NY430600

000121   12/01/86   24575.00   SLHY   P 05 00     0.00     24575.00      12/91      24575.00

                FORKLIFT 10000 YALE CCC100LCJ5BE85

000122   12/01/86   17811.00   SLHY   P 05 00     0.00     17811.00      12/91      17811.00

                FORKLIFT NO 6000 A/N 858

000123   11/01/69   22568.32   SLHY   P 05 00     0.00     22568.32      12/91      22568.32

                5IN OG GUTTER MACHINE

000124   04/01/85    3780.00   SLHY   P 05 00     0.00      3780.00      12/92       3780.00

                REPLACEMENT FEEDER SERIAL 2839 8418

000125   01/01/87   23385.00   SLHY   P 05 00     0.00     23385.00      12/92      23385.00

                AIR COMPRESSOR-QUINCY QSI

000143   11/01/75   26660.00   SLHY   P 05        0.00     26660.00      12/91      26660.00

                ARTOS 3IN SQ CONDUCTOR PIPE MCH S/N

000144   10/01/75    9964.00   SLHY   P 05 00     0.00      9964.00      12/91       9964.00

                YALE FORK LIFT TRK USED S/N200674

000145   02/01/76    5451.66   SLHY   P 05 00     0.00      5451.66      12/91       5451.66

                TRASH COMPACTOR -TRSF FR AIR MASTER

000151   01/01/77   32615.17   SLHY   P 05 00     0.00     32615.17      12/91      32615.17

                ARTOS 5IN K20FT GUTTER MCH S/N24896

000152   05/01/86   20957.86   SLHY   P 05 00     0.00     20957.86      12/91      20957.86

                SURFACE GRINDER S/N 242402

000153   04/01/85   12562.01   SLHY   P 05 00     0.00     12562.01      12/92      12562.01

                TOOL ROOM MILLING MACHINE 85-08

000154   07/01/86   12250.39   SLHY   P 05 00     0.00     12250.39      12/91      12250.39

                BRIDGPORT MILLING MACHINE S/N242402

000157   08/01/87   25929.52   SLHY   P 05 00     0.00     25929.52      12/92      25929.52

                DEEP REACH LIFT TRUCK - CROWN 87-02

000158   07/01/87   22192.16   SLHY   P 05 00     0.00     22192.16      12/92      22192.16

                FLOOR SCRUBBER 87-04

000159   03/01/84   58271.36   SLHY   P 05 00     0.00     58271.36      12/92      58271.36

                VALLEY MARM REPLACEMENT LANC

==========================================================================
                                                                   NET
     Depreciation     Current Year  Current Accum                 BOOK
       This Run          to Date    Depreciation     Key         VALUE
- -------------------   ------------  -------------  ------      -----------


          0.00           0.00       24575.00                      0



          0.00           0.00       17811.00                      0



          0.00           0.00       22568.32                      0



          0.00           0.00        3780.00                      0



          0.00           0.00       23385.00                      0



      26660.00           0.00       26660.00                      0



          0.00           0.00        9964.00                      0



          0.00           0.00        5451.66                      0



          0.00           0.00       32615.17                      0



          0.00           0.00       20957.86                      0



          0.00           0.00       12562.01                      0



          0.00           0.00       12250.39                      0



          0.00           0.00       25929.52                      0



          0.00           0.00       22192.16                      0



          0.00           0.00       58271.36                      0

December 28, 1995

4:07 PM                          AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95

================================================================================================
         In Svc     Acquired   Dep    P   Est     Basis    Depreciable    Thru     Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis       Date     Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------    ----     ------------
000160   10/01/84  176109.50   SLHY   P 05 00     0.00       176109.50   12/91     176109.50

                REPLACEMENT MITRE DIES

000161   01/01/85   12099.50   SLHY   P 05 00     0.00        12099.50   12/91      12099.50

                REPLACEMENT MITRE DIE-FINAL

000162   03/01/84  179326.19   SLHY   P 05 00     0.00       179326.19   12/92     179326.19

                PAINT COATER-DRIVE TENSION-TENSION

000166   02/01/84   11615.00   SLHY   P 05 00     0.00        11615.00   12/92      11615.00

                REPLACE STRIP FEEDERS

000170   12/01/84  196545.37   SLHY   P 05 00     0.00       196545.37   12/92     196545.37

                PAINT LINE ENTRY EQUIPMENT

000171   08/01/84   14757.97   SLHY   P 05 00     0.00        14757.97   12/92      14757.97

                MOTOR CONTROL CENTER-PAINT LINE

000172   09/01/84    6294.25   SLHY   P 05 00     0.00         6294.25   12/92       6294.25

                ELECTRICAL AND SAFETY PACKAGE

000173   08/01/85   58034.31   SLHY   P 05 00     0.00        58034.31   12/92      58034.31

                END WIDTH DROP SYSTEM 1180

000174   06/01/85   17725.00   SLHY   P 05 00     0.00        17725.00   12/92      17725.00

                F-SHAPE TOOLING

000175   01/01/85   13299.96   SLHY   P 05 00     0.00        13299.96   12/92      13299.96

                EXPANSION OF MAIN POWER DIST CTR

000177   07/01/85   12385.00   SLHY   P 05 00     0.00        12385.00   12/92      12385.00

                STRETCH WRAP MACHINE

000182   11/01/85   22820.00   SLHY   P 05 00     0.00        22820.00   12/92      22820.00

                18" FLYING SHEAR-PNT LINE

000188   09/01/87   18933.72   SLHY   P 05 00     0.00        18933.72   12/92      18933.72

                6000 LB FORKLIFT 87-10

000193   12/01/86   64414.00   SLHY   P 05 00     0.00        64414.00   12/91      64414.00

                16 STAT ROLL FORMER A/N 1092

000202   03/01/89   28103.00   SLHY   P 05 00     0.00        28103.00   12/94      28103.00

                PAINT LINE DRYING TOWER

000203   11/01/88   18571.20   SLHY   P 05 00     0.00        18571.20   11/93      18571.20



=======================================================================
                                                                  NET
      Depreciation   Current Year  Current Accum                 BOOK
        This Run       to Date     Depreciation     Key         VALUE
- ------------------   ------------  -------------   -----      ---------
          0.00           0.00      176109.50                      0



          0.00           0.00       12099.50                      0



          0.00           0.00      179326.19                      0



          0.00           0.00       11615.00                      0



          0.00           0.00      196545.37                      0



          0.00           0.00       14757.97                      0



          0.00           0.00        6294.25                      0



          0.00           0.00       58034.31                      0



          0.00           0.00       17725.00                      0



          0.00           0.00       13299.96                      0



          0.00           0.00       12385.00                      0



          0.00           0.00       22820.00                      0



          0.00           0.00       18933.72                      0



          0.00           0.00       64414.00                      0



          0.00           0.00       28103.00                      0



          0.00           0.00       18571.20                      0

December 28, 1995

4:07 PM                      AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95



================================================================================================
         In Svc     Acquired   Dep    P   Est     Basis    Depreciable    Thru     Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis       Date     Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------    ----     ------------
                CLAUSING #8033 15X50 LATHE S/N37111
000208   02/01/90   48680.50   SLHY   P 05 00     0.00     48680.50       12/94      43812.45
                RAYMOND 4-D LIFT TRUCK
000209   09/01/90  131715.63   SLHY   P 05 00     0.00    131715.63       12/94     118544.07
                UPC LABELING
000215   09/01/90   28648.00   SLHY   P 05 00     0.00     28648.00       12/94      25783.20
                PAINT LINE HEAT RECOVERY UNIT
000216   09/01/90   10415.91   SLHY   P 05 00     0.00     10415.91       12/94      10415.91
                PC PACKAGE FOR MITRES
000217   09/01/90   44149.90   SLHY   P 05 00     0.00     44149.90       12/94      39734.91
                PAINT LINE COATER UPGRADE
000218   02/01/90   19283.51   SLHY   P 05 00     0.00     19283.51       12/94      17355.16
                YALE 6000 LB. FORKLIFT  GLC060
000220   11/01/90   12604.64   SLHY   P 05 00     0.00     12604.64       12/94      11344.17
                LABEL APPLICATORS
000221   11/01/90   10782.45   SLHY   P 05 00     0.00     10782.45       12/94       9704.21
                UPC LABELER
000222   11/01/90   10910.81   SLHY   P 05 00     0.00     10910.81       12/94       9819.73
                UPC LABELER
000225   09/01/90   24949.76   SLHY   P 05 00     0.00     24949.76       12/94      22454.79
                CROWN DOUBLE REACH TRUCK
000228   11/01/90   43354.00   SLHY   P 05 00     0.00     43354.00       12/94      39018.60
                YARD TRACTOR
000229   08/01/91   22031.77   SLHY   P 05 00     0.00     22031.77       12/94      15422.24
                WILLETT LABEL APPLICATOR CORNERBEAD
000230   08/01/91   84850.00   SLHY   P 05 00     0.00     84850.00       12/94      59395.00
                80-TON PRESS
000231   11/01/90   36301.82   SLHY   P 05 00     0.00     36301.82       12/94      32671.63
                10,000-LB FORKLIFT
000232   08/01/91   95950.00   SLHY   P 05 00     0.00     95950.00       12/94      67165.00
                SHEET METAL ELBOW MACHINE

======================================================================
                                                                  NET
    Depreciation   Current Year   Current Accum                  BOOK
      This Run       to Date      Depreciation     Key          VALUE
- ------------------ ------------   --------------  ------       -------

       4868.05        4868.05       48680.50                      0

      13171.56       13171.56      131715.63                      0

       2864.80        2864.60       28648.00                      0

          0.00           0.00       10415.91                      0

       4414.99        4414.99       44149.90                      0

       1928.35        1928.35       19283.51                      0

       1260.47        1260.47       12604.64                      0

       1078.24        1078.24       10782.45                      0

       1091.08        1091.08       10910.81                      0

       2494.97        2494.97       24949.76                      0

       4335.40        4335.40       43354.00                      0

       4406.35        4406.35       19828.59               2,203.18

      16970.00       16970.00       76365.00               8,485.00

       3630.19        3630.19       36301.82                      0

      19190.00       19190.00       86355.00               9,595.00

December 28, 1995

4:07 PM                        AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95


================================================================================================
         In Svc     Acquired   Dep    P   Est     Basis    Depreciable    Thru     Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis       Date     Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------    ----     ------------
000234   08/01/91    6490.20   SLHY   P 05 00     0.00      6490.20       12/94       4543.14
                QUADREL MODII LABEL APPLICATOR
000235   08/01/91    6490.20   SLHY   P 05 00     0.00      6490.20       12/94       4543.14
                QUADREL MODII LABEL APPLICATOR
000236   08/01/91    6490.20   SLHY   P 05 00     0.00      6490.20       12/94       4543.14
                QUADREL MODII LABEL APPLICATOR
000237   08/01/91    6490.20   SLHY   P 05 00     0.00      6490.20       12/94       4543.14
                QUADREL MODII LABEL APPLICATOR
000238   08/01/91    6490.22   SLHY   P 05 00     0.00      6490.22       12/94       4543.15
                QUADREL MODII LABEL APPLICATOR
000241   11/01/91   21995.50   SLHY   P 05 00     0.00     21995.50       12/94      15396.85
                PAINT LINE FORKLIFT-6000 LB YALE
000243   01/01/76   25000.00   SLHY   P 05 00     0.00     25000.00       12/91      25000.00
                RAYMOND ELECTRIC TRUCK
000244   12/31/68   25000.00   SLHY   P 05 00     0.00     25000.00       01/92      25000.00
                RAYMOND ELECTRIC TRUCK
000245   01/01/86   10000.00   SLHY   P 05 00     0.00     10000.00       01/92      10000.00
                CROWN DOUBLE REACH FORK LIFT
000246   01/01/86   10000.00   SLHY   P 05 00     0.00     10000.00       01/92      10000.00
                CROWN DOUBLE REACH FORK LIFT
000247   01/01/72   10000.00   SLHY   P 05 00     0.00     10000.00       01/92      10000.00
                FLOOR SCRUBBER
000248   10/15/91   10000.00   SLHY   P 05 00     0.00     10000.00       12/94      10000.00
                LIQ PROPANE IND FORK LIFT
000249   04/30/90   30000.00   SLHY   P 05 00     0.00     30000.00       12/94      30000.00
                5" GUTTER ROLL FORM
000250   01/01/72   30000.00   SLHY   P 05 00     0.00     30000.00       01/92      30000.00
                5" GUTTER ROLL FORM
000251   01/01/72   20000.00   SLHY   P 05 00     0.00     20000.00       01/92      20000.00
                PRESS
000252   01/01/72   20000.00   SLHY   P 05 00     0.00     20000.00       01/92      20000.00

====================================================================
                                                                NET
     Depreciation   Current Year   Current Accum               BOOK
       This Run       to Date      Depreciation     Key       VALUE
- ------------------  ------------   -------------  ------   ---------
       1298.04        1298.04        5841.18                 649.02

       1298.04        1298.04        5841.18                 649.02

       1298.04        1298.04        5841.18                 649.02

       1298.04        1298.04        5841.18                 649.02

       1298.04        1298.04        5841.19                 649.03

       4399.10        4399.10       19795.95               2,199.55

          0.00           0.00       25000.00                      0

          0.00           0.00       25000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       30000.00                      0

          0.00           0.00       30000.00                      0

          0.00           0.00       20000.00                      0

          0.00           0.00       20000.00                      0


December 28, 1995

4:07 PM                       AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95

================================================================================================
         In Svc     Acquired   Dep    P   Est     Basis    Depreciable    Thru     Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis       Date     Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------    ----     ------------
                PRESS
000253   01/01/72   20000.00   SLHY   P 05 00     0.00     20000.00       01/92      20000.00
                PRESS
000254   01/01/72   20000.00   SLHY   P 05 00     0.00     20000.00       01/92      20000.00
                PRESS
000255   01/01/72   20000.00   SLHY   P 05 00     0.00     20000.00       01/92      20000.00
                PRESS
000256   01/01/72   30000.00   SLHY   P 05 00     0.00     30000.00       01/92      30000.00
                ROLL FORM
000257   01/01/72   30000.00   SLHY   P 05 00     0.00     30000.00       01/92      30000.00
                ROLL FORM
000258   01/01/72   20000.00   SLHY   P 05 00     0.00     20000.00       01/92      20000.00
                ROLL FORM
000259   01/01/72   30000.00   SLHY   P 05 00     0.00     30000.00       01/92      30000.00
                ROLL FORM
000260   01/01/72  200000.00   SLHY   P 05 00     0.00    200000.00       01/92     200000.00
                CONTINUOUS STRIP PAINT LINE
000263   01/01/72   50000.00   SLHY   P 05 00     0.00     50000.00       01/92      50000.00
                PRESS
000264   01/01/72   10000.00   SLHY   P 05 00     0.00     10000.00       01/92      10000.00
                PAYOFF REEL
000265   01/01/72   10000.00   SLHY   P 05 00     0.00     10000.00       01/92      10000.00
                PAYOFF REEL
000266   09/25/90   10000.00   SLHY   P 05 00     0.00     10000.00       12/94      10000.00
                VERTICAL BALER
000267   01/01/72   30000.00   SLHY   P 05 00     0.00     30000.00       01/92      30000.00
                ALUMINUM GUTTER GUARD
000268   01/01/72   15000.00   SLHY   P 05 00     0.00     15000.00       01/92      15000.00
                CUT OFF PRESS
000269   01/01/72   10000.00   SLHY   P 05 00     0.00     10000.00       01/92      10000.00
                PROPANE FIRED MAKE UP HEATER

=======================================================================
                                                                NET
     Depreciation     Current Year  Current Accum               BOOK
       This Run         to Date     Depreciation     Key        VALUE
- -------------------   ------------  -------------   -----     ---------

          0.00           0.00       20000.00                      0

          0.00           0.00       20000.00                      0

          0.00           0.00       20000.00                      0

          0.00           0.00       30000.00                      0

          0.00           0.00       30000.00                      0

          0.00           0.00       20000.00                      0

          0.00           0.00       30000.00                      0

          0.00           0.00      200000.00                      0

          0.00           0.00       50000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       30000.00                      0

          0.00           0.00       15000.00                      0

          0.00           0.00       10000.00                      0

December 28, 1995

4:07 PM                       AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95

================================================================================================
         In Svc     Acquired   Dep    P   Est     Basis    Depreciable    Thru     Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis       Date     Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------    ----     ------------
000270   01/01/72   10000.00   SLHY   P 05 00     0.00     10000.00       01/92      10000.00
                PROPANE FIRED MAKE UP HEATER
000271   01/01/72   10000.00   SLHY   P 05 00     0.00     10000.00       01/92      10000.00
                PROPANE FIRED MAKE UP HEATER
000272   01/01/72   50000.00   SLHY   P 05 00     0.00     50000.00       01/92      50000.00
                DOCK PLATES AND BUMPERS
000273   01/01/72   10000.00   SLHY   P 05 00     0.00     10000.00       01/92      10000.00
                LATHE
000274   10/01/91   10000.00   SLHY   P 05 00     0.00     10000.00       12/94      10000.00
                MILLING MACHINE
000275   10/01/91   15000.00   SLHY   P 05 00     0.00     15000.00       12/94      15000.00
                SURFACE GRINDER
000276   02/15/91   10000.00   SLHY   P 05 00     0.00     10000.00       12/94      10000.00
                SQUARING SHEAR
000277   06/01/91   10000.00   SLHY   P 05 00     0.00     10000.00       12/94      10000.00
                FLOOR SWEEPER
000278   01/01/72   15000.00   SLHY   P 05 00     0.00     15000.00       01/92      15000.00
                FASCIA BRACKET
000279   01/01/72   15000.00   SLHY   P 05 00     0.00     15000.00       01/92      15000.00
                10" W/A HANGER STRAP
000280   01/01/72   15000.00   SLHY   P 05 00     0.00     15000.00       01/92      15000.00
                SNAP LOCK TOP BAR
000281   01/01/72   10000.00   SLHY   P 05 00     0.00     10000.00       01/92      10000.00
                FASCIA BRACKET
000282   01/01/72   10000.00   SLHY   P 05 00     0.00     10000.00       01/92      10000.00
                FASCIA BRACKET
000283   01/01/72   15000.00   SLHY   P 05 00     0.00     15000.00       01/92      15000.00
                5" W/A HANGER
000284   01/01/72   15000.00   SLHY   P 05 00     0.00     15000.00       01/92      15000.00
                5" W/A HANGER
000285   01/01/72   10000.00   SLHY   P 05 00     0.00     10000.00       01/92      10000.00

======================================================================
                                                               NET
      Depreciation   Current Year  Current Accum               BOOK
        This Run       to Date     Depreciation     Key        VALUE
- -------------------  ------------  --------------  -----     --------
          0.00           0.00       10000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       50000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       15000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       15000.00                      0

          0.00           0.00       15000.00                      0

          0.00           0.00       15000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       15000.00                      0

          0.00           0.00       15000.00                      0

          0.00           0.00       10000.00                      0

December 28, 1995

4:07 PM                       AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95

================================================================================================
         In Svc     Acquired   Dep    P   Est     Basis    Depreciable    Thru     Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis       Date     Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------    ----     ------------
                PERFORATED STRAINER
000286   01/01/72   10000.00   SLHY   P 05 00     0.00     10000.00      01/92      10000.00
                5" SNAP LOCK BRACKET
000287   01/01/72   10000.00   SLHY   P 05 00     0.00     10000.00      01/92      10000.00
                SNAP LOCK BRKT TOP BAR
000288   01/01/72   10000.00   SLHY   P 05 00     0.00     10000.00      01/92      10000.00
                2 X 3 PIPE BAND
000289   01/01/72   10000.00   SLHY   P 05 00     0.00     10000.00      01/92      10000.00
                AIR FORM STEEL B-DROP
000290   01/01/72   10000.00   SLHY   P 05 00     0.00     10000.00      01/92      10000.00
                C FLANGE BLANK
000291   10/01/88   15000.00   SLHY   P 05 00     0.00     15000.00      06/93      15000.00
                4" INSIDE MITRE FORM
000292   10/01/88   15000.00   SLHY   P 05 00     0.00     15000.00      06/93      15000.00
                4" INSIDE MITRE FORM
000293   01/01/72   15000.00   SLHY   P 05 00     0.00     15000.00      01/92      15000.00
                4" FASCIA BRACKET
000294   02/01/72   15000.00   SLHY   P 05 00     0.00     15000.00      01/92      15000.00
                5" TOP BAR/10" STRAP HANGER
000295   01/01/72   10000.00   SLHY   P 05 00     0.00     10000.00      01/92      10000.00
                2 X 3 PIPE BAND
000296   01/01/72   10000.00   SLHY   P 05 00     0.00     10000.00      01/92      10000.00
                SNAP LOCK FASCIA BRACKET
000297   01/01/72   12000.00   SLHY   P 05 00     0.00     12000.00      01/92      12000.00
                12" SIDING CORNER
000298   01/01/72   50000.00   SLHY   P 05 00     0.00     50000.00      01/92      50000.00
                BIG OUTSIDE MITRE FORMING
000299   01/01/72   50000.00   SLHY   P 05 00     0.00     50000.00      01/92      50000.00
                BIG INSIDE MITRE FORMING
000300   01/01/72   15000.00   SLHY   P 05 0      0.00     15000.00      01/92      15000.00
                4" RH/LH END CAP 1988


========================================================================
                                                                 NET
     Depreciation    Current Year   Current Accum                BOOK
       This Run        to Date      Depreciation      Key        VALUE
- ------------------   ------------   -------------   -------    ---------
          0.00           0.00       10000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       15000.00                      0

          0.00           0.00       15000.00                      0

          0.00           0.00       15000.00                      0

          0.00           0.00       15000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       10000.00                      0

          0.00           0.00       12000.00                      0

          0.00           0.00       50000.00                      0

          0.00           0.00       50000.00                      0

          0.00           0.00       15000.00                      0

December 28, 1995

4:07 PM                       AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95

================================================================================================
         In Svc     Acquired   Dep    P   Est     Basis    Depreciable    Thru     Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis       Date     Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------    ----     ------------
000301   01/01/72   10000.00   SLHY   P 05 00     0.00        10000.00   01/92      10000.00
                END W/DROP FORMING
000302   01/01/72   15000.00   SLHY   P 05 00     0.00        15000.00   01/92      15000.00
                4" COMBO END CAP
000307   03/01/92   32000.00   SLHY   P 05 00     0.00        32000.00   12/94      16000.00
                VINYL ELBOWS
000309   06/01/92   37300.00   SLHY   P 05 00     0.00        37300.00   12/94      18650.00
                60 TON PRESS
000311   06/01/95  941000.00   SLHY   P 10 00     0.00       941000.00   00/00          0.00
                COIL COATING LINE
000312   08/15/95   96900.00   SLHY   P 05 00     0.00        96900.00   00/00          0.00
                ROLL VALLEY MACHINE
000316   12/01/95  118000.00   SLHY   P 07 00     0.00       118000.00   00/00          0.00
                125 TON OBS FLYWHEEL PRESS
000317   07/01/95   43300.00   SLHY   P 05 00     0.00        43300.00   00/00          0.00
                COIL STRIP STRAIGHTENER FEEDER
000318   12/01/95   58248.89   SLHY   P 05 00     0.00        58248.89   00/00          0.00
                SLITTER KNIFE REPLACEMENT
000320   12/15/95  157500.00   SLHY   P 07 00     0.00       157500.00   00/00          0.00
                PALLET DECOILERS (7)

  Count=      178 ----------                   -------      ----------            ----------

Department               01

                  6741696.70                      0.00      6741696.70            5173776.22

Less disposals and intercompany transfers

                    73091.72                      0.00        73091.72              73091.72
============================================================================================
                MACH & EQUIP-LANCASTER

Net               6668604.98                      0.00      6668604.98            5100684.50
============================================================================================

000036   05/01/79    6483.00   SLHY   P 05 00     0.00         6483.00   12/91       6483.00
                YALE PLATFORM TRK S/NML060C2M27-120

000129   01/01/72    1560.00   SLHY   P 05 00     0.00         1560.00   12/91       1560.00


=====================================================================
                                                            NET
   Depreciation   Current Year  Current Accum               BOOK
     This Run       to Date     Depreciation     Key        VALUE
- ----------------  ------------  -------------   ------   ------------
          0.00           0.00       10000.00                      0

          0.00           0.00       15000.00                      0

       6400.00        6400.00       22400.00               9,600.00

       7460.00        7460.00       26110.00              11,190.00

      47050.00       47050.00       47050.00             893,950.00

       9690.00        9690.00        9690.00              87,210.00

       8428.57        8428.57        8428.57             109,571.43

       4330.00        4330.00        4330.00              38,970.00

       5824.89        5824.89        5824.89              52,424.00

      11250.00       11250.00       11250.00             146,250.00


     ---------      ---------     ----------


     208254.64      193027.21     5366803.43



                                    73091.72

=====================================================================

     208254.64      193027.21     5293711.71           1,374,893.27
=====================================================================

          0.00           0.00        6483.00                      0


          0.00           0.00        1560.00                      0

December 28, 1995

4:07 PM                       AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95


================================================================================================
         In Svc     Acquired   Dep    P   Est     Basis    Depreciable    Thru     Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis       Date     Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------    ----     ------------
                3IN X 4IN PIPE MACHINE
000134   01/01/72    1322.00   SLHY   P 05 00     0.00      1322.00      12/91       1322.00
                6IN K GUTTER MACHINE
000135   01/01/72    1058.00   SLHY   P 05 00     0.00      1058.00      12/91       1058.00
                2IN X 3IN SQ PIPE MACHINE
000136   01/01/72    1058.00   SLHY   P 05 00     0.00      1058.00      12/91       1058.00
                3IN X 4IN SQ PIPE MACHINE
000187   12/01/85   20669.00   SLHY   P 05 00     0.00     20669.00      12/91      20669.00
                YALE 8000 LB FORKLIFT
000205   09/01/88   21000.00   SLHY   P 05 00     0.00     21000.00      11/93      21000.00
                ARTOS 5 IN. K GUTTER MACH S/N 15449
000210   11/01/90   13083.52   SLHY   P 05 00     0.00     13083.52      12/94      11775.16
                UPC LABELER-MODEL 2300T
  Count=      8    --------                     ------     --------                 --------

Department               02

                    66233.52                      0.00     66233.52                 64925.16

Less disposals and intercompany transfers

                        0.00                      0.00         0.00                     0.00

- ---------------------------------------------------------------------------------------------
                             MACH & EQUIP
Net                 66233.52    ATLANTA           0.00     66233.52                 64925.16
- ---------------------------------------------------------------------------------------------
000018   11/01/87   24247.65   SLHY   P 05 00     0.00     24247.65      12/92      24247.65
                REACH TRUCK 87-16
000019   12/01/77   33933.70   SLHY   P 05 00     0.00     33933.70      12/91      33933.70
                GUTTER MCH ARTOS 5IN K20 S/N 25957
000048   01/01/80   27723.93   SLHY   P 05 00     0.00     27723.93      12/92      27723.93
                RAYD ELEC 4D LIFT TRK S/N 041793907
000051   01/01/80    8500.00   SLHY   P 05 00     0.00      8500.00      12/91       8500.00
                4 IN K-GUTTER ROLLFORMER S/N10660
000128   06/01/65    3561.84   SLHY   P 05 00     0.00      3561.84      12/91       3561.84
                LA DEAU TURNOVER CRAD

=========================================================================
                                                                NET
      Depreciation   Current Year  Current Accum                BOOK
        This Run       to Date     Depreciation     Key         VALUE
- -------------------  ------------  --------------  ------     -----------

          0.00           0.00        1322.00                      0

          0.00           0.00        1058.00                      0

          0.00           0.00        1058.00                      0

          0.00           0.00       20669.00                      0

          0.00           0.00       21000.00                      0

       1308.36        1308.36       13083.52                      0

      --------       --------      ---------

       1308.36        1308.36       66233.52

                                        0.00

- -------------------------------------------------------------------------

       1308.36        1308.36       66233.52                      0

- -------------------------------------------------------------------------
          0.00           0.00       24247.65                      0

          0.00           0.00       33933.70                      0

          0.00           0.00       27723.93                      0

          0.00           0.00        8500.00                      0

          0.00           0.00        3561.84                      0

December 28, 1995

4:07 PM                         AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95



================================================================================================
         In Svc     Acquired   Dep    P   Est     Basis    Depreciable    Thru     Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis       Date     Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------    ----     ------------
000130   01/01/72     952.00   SLHY   P 05 00     0.00       952.00       12/91        952.00
                31N ROUND PIPE MACHINE
000142   11/01/73    8275.00   SLHY   P 05 00     0.00      8275.00       12/91       8275.00
                YALE LIFT TRUCK S/N 235996
000146   06/01/76   18942.45   SLHY   P 05 00     0.00     18942.45       12/91      18942.45
                RAYMOND 4D ELEC TRK S/N 414 DR40 TN
000150   01/01/77   20079.00   SLHY   P 05 00     0.00     20079.00       12/91      20079.00
                RAYMOND 4-D ELEC TRUCK S/N0414DR40T
000167   06/01/84   18026.00   SLHY   P 05 00     0.00     18026.00       12/92      18026.00
                WAREHOUSE RACKING
000168   06/01/84   12522.34   SLHY   P 05 00     0.00     12522.34       12/92      12522.34
                STRETCHWRAP MACHINE
000180   04/01/85   11569.50   SLHY   P 05 00     0.00     11569.50       12/92      11569.50
                TENNANT SWEEPER SERIAL NO 2952
000196   12/01/87   26113.50   SLHY   P 05 00     0.00     26113.50       12/92      26113.50
                STACKABLE RACKS 87-14
000198   02/01/88   15156.75   SLHY   P 05 00     0.00     15156.75       11/93      15156.75
                STACKABLE STORAGE RACKS-VINYL 88-01
000199   03/01/88   20869.38   SLHY   P 05 00     0.00     20869.38       11/93      20869.38
                WAREHOUSE PALLET RACKS  88-02
000207   07/01/89   14375.00   SLHY   P 05 00     0.00     14375.00       12/94      14375.00
                STACKABLE RACKS
000305   03/01/92   48632.80   SLHY   P 05 00     0.00     48632.00       12/94      24316.40
                RAYMOND 4-D LIFT TRUCK
000315   06/01/95   26260.00   SLHY   P 05 00     0.00     26260.00       00/00          0.00
                CROW DOUBLE REACH LIFT

Count=        18   ---------                   -------    ---------                 ---------

Department               03

                   339740.84                      0.00    339740.84                 289164.44

  Less disposals and intercompany transfers
                        0.00                      0.00         0.00                      0.00

=====================================================================
                                                               NET
      Depreciation   Current Year  Current Accum               BOOK
        This Run       to Date     Depreciation     Key        VALUE
- -------------------  ------------  -------------  -------   ---------
          0.00           0.00         952.00                      0

          0.00           0.00        8275.00                      0

          0.00           0.00       18942.45                      0

          0.00           0.00       20079.00                      0

          0.00           0.00       18026.00                      0

          0.00           0.00       12522.34                      0

          0.00           0.00       11569.50                      0

          0.00           0.00       26113.50                      0

          0.00           0.00       15156.75                      0

          0.00           0.00       2O869.38                      0

          0.00           0.00       14375.00                      0

       9726.56        9726.56       34042.96              14,589.84

       2626.00        2626.00        2626.00             23,6343.00


      --------      ---------      ---------


      12352.56       12352.56      301517.00


                                        0.00

December 28, 1995

4:07 PM                       AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95

================================================================================================
         In Svc     Acquired   Dep    P   Est     Basis    Depreciable    Thru     Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis       Date     Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------    ----     ------------
- -----------------------------------------------------------------------------------------------
                MACH & EQUIP CHICAGO
Net                339740.84                      0.00    339740.84                289164.44
- -----------------------------------------------------------------------------------------------
000025   01/01/70   20500.00   SLHY   P 05 00     0.00     20500.00      12/91      20500.00
                ARTOS PIPE MACHINE
000026   11/01/69   24100.00   SLHY   P 05 00     0.00     24100.00      12/91      24100.00
                OG CUTTER MACHINE
000033   04/01/79   21663.61   SLHY   P 05 00     0.00     21663.61      12/91      21663.61
                YALE FORK-LIFT TRK S/N P339826
000035   04/01/79    6540.00   SLHY   P 05 00     0.00      6540.00      12/91       6540.00
                COIL UPENDER-BUSHMAN M9604 10MLBCAP
000037   05/01/79    6974.19   SLHY   P 05 00     0.00      6974.19      12/91       6974.19
                RACKS-ARMS-BRACES-UPRIGHTS-BASES
000038   06/01/79   26740.00   SLHY   P 05 00     0.00     26740.00      12/91      26740.00
                RAYMOND 4D TRUCK S/N041793722 ELECT
000053   05/01/80    5203.04   SLHY   P 05 00     0.00      5203.04      04/95       5203.04
                PALLET & CANTILEVER RACKS
000068   01/01/8l    6214.35   SLHY   P 05 00     0.00      6214.35      12/92       6214.35
                MOTORIZED HAND TRUCK W/BATTERY
000074   07/01/81   22886.80   SLHY   P 05 00     0.00     22886.80      12/92      22886.80
                FORKLIFT-YALE 6000LB HD PROPANE POW
000212   11/01/90   13363.88   SLHY   P 05 00     0.00     13363.88      12/94      12027.50
                UPC LABELER-MODEL 230045T

Count=        10   ---------                   -------    ---------                ---------

Department               04

                   154185.87                      0.00    154185.87                152849.49

  Less disposals and intercompany transfers

                     5203.04                      0.00      5203.04                  5203.04

=======================================================================
                                                                NET
      Depreciation   Current Year  Current Accum                BOOK
        This Run       to Date     Depreciation     Key         VALUE
- ------------------   ------------  -------------   ------      -------
- -----------------------------------------------------------------------
      12352.56       12352.56      301517.00                  38,223.84
- -----------------------------------------------------------------------
          0.00           0.00       20500.00                          0

          0.00           0.00       24100.00                          0

          0.00           0.00       21663.61                          0

          0.00           0.00        6540.00                          0

          0.00           0.00        6974.19                          0

          0.00           0.00       26740.00                          0

          0.00           0.00        5203.04        d                 0

          0.00           0.00        6214.35                          0

          0.00           0.00       22886.80                          0

       1336.38        1336.38       13363.88                          0




       -------        -------      ---------

       1336.38        1336.38      154185.87



                                     5203.04

- -----------------------------------------------------------------------

       1336.38        1336.38      148982.83                          0
- -----------------------------------------------------------------------

                                                                         Page 19
December 28, 1995

4:07 PM                       AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95


================================================================================================
         In Svc     Acquired   Dep    P   Est     Basis    Depreciable    Thru     Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis       Date     Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------    ----     ------------
- --------------------------------------------------------------------------------------------

                               MACH & EQUIP
                               GRAND PRAIRIE
Net                148982.83                      0.00    148982.83                147646.45
- --------------------------------------------------------------------------------------------
000040   04/01/79    6540.00   SLHY   P 05 00     0.00      6540.00      12/91       6540.00
                COIL UPENDER BUSHMAN M9604 10M CAP
000041   05/01/79   20327.00   SLHY   P 05 00     0.00     20327.00      12/91      20327.00
                YALE FORKLIFT S/N P339825 48IN FORK
000042   06/01/79   26740.00   SLHY   P 05 00     0.00     26740.00      12/91      26740.00
                RAYMOND 4D TRK S/N041793723 4000CAP
000043   07/01/79    6530.00   SLHY   P 05 00     0.00      6530.00      12/91       6530.00
                ARTOS 16.5 PORT FLYING SHEAR 28339
000044   07/01/79    6483.00   SLHY   P 05 00     0.00      6483.00      12/91       6483.00
                YALE PLATFORM TRK S/N347869
000054   05/01/80    6293.11   SLHY   P 05 00     0.00      6293.11      12/92       6293.11
                PALLET & CANTILEVER RACKS
000127   06/01/85   13000.00   SLHY   P 05 00     0.00     13000.00      12/92      13000.00
                2X3 PIPE MACHINE 85-12
000147   05/01/76   14567.83   SLHY   P 05 00     0.00     14567.83      12/91      14567.83
                ARTOS 3IN SQ 16FT COND PIPE MCH SN
000148   06/01/76    7623.06   SLHY   P 05 00     0.00      7623.06      12/91       7623.06
                ARTOS 4IN K 20FT GUTTER MCH S/N 926
000149   07/01/76   17690.01   SLHY   P 05 00     0.00     17690.01      12/91      17690.01
                ARTOS 5IN K 20 GUTTER MCH S/N 8369
000197   11/01/87   19700.10   SLHY   P 05 00     0.00     19700.10      12/92      19700.10
                WAREHOUSE RACKS 87-15
000206   07/01/89   15900.00   SLHY   P 05 00     0.00     15900.00      12/94      15900.00
                4 INCH ARTOS GUTTER MACHINE
000211   11/01/90   13239.28   SLHY   P 05 00     0.00     13239.28      12/94      11915.36
                UPC LABELER-MODEL 2300T
000213   11/01/90   13301.58   SLHY   P 05 00     0.00     13301.58      12/94      11971.43
                UPC LABELER-MODEL 2300T
000240   11/01/91   21456.80   SLHY   P 05 00     0.00     21456.80      12/94      15019.76
                6000 LB FORKLIFT

  Count=      15                                ------     --------                 --------


======================================================================
                                                                NET
   Depreciation      Current Year  Current Accum                BOOK
     This Run          to Date     Depreciation     Key         VALUE
- ------------------   ------------  -------------   ------      -------
         0.00           0.00        6540.00                      0

         0.00           0.00       20327.00                      0

         0.00           0.00       26740.00                      0

         0.00           0.00        6530.00                      0

         0.00           0.00        6483.00                      0

         0.00           0.00        6293.11                      0

         0.00           0.00       13000.00                      0

         0.00           0.00       14567.83                      0

         0.00           0.00        7623.06                      0

         0.00           0.00       17690.01                      0

         0.00           0.00       19700.10                      0

         0.00           0.00       15900.00                      0

      1323.92        1323.92       13239.28                      0

      1330.15        1330.15       13301.58                      0

      4291.36        4291.36       19311.12               2,145.68

December 28, 1995

4:07 PM                       AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95


================================================================================================
         In Svc     Acquired   Dep    P   Est     Basis    Depreciable    Thru     Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis       Date     Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------    ----     ------------
Department               05

                   209391.77                      0.00    209391.77             200300.66

Less disposals and intercompany transfers

                        0.00                      0.00         0.00                  0.00
- ------------------------------------------------------------------------------------------------
                                MACH & EQUIP
                                 SACRAMENTO
Net                209391.77                      0.00    209391.77             200300.66
- ------------------------------------------------------------------------------------------------

000001   01/01/77       0.00          P 0         0.00         0.00   12/93          0.00
                MACHINERY & EQUIP
000003   01/01/78       0.00          P 0         0.00         0.00   12/93          0.00
                MACHINERY & EQUIP
000004   02/01/79       0.00          P 0         0.00         0.00   12/93          0.00
                MICHIGAN CUTOFF PRESS 18 TON
000007   07/01/79       0.00          P 0         0.00         0.00   12/93          0.00
                INFRARED SAFETY CURTAINS 24IN EXRGE
000008   01/01/80       0.00          P 0         0.00         0.00   12/93          0.00
                4 IN K-GUTTER ROLLFORMER S/N10660
000010   05/01/80       0.00          P 0         0.00         0.00   12/93          0.00
                PALLET & CANTILEVER RACKS

  Count=      6    ---------                 ---------    ---------             ---------

Department               VINTAGE

                        0.00                      0.00         0.00                  0.00

  Less disposals and intercompany transfers

                        0.00                      0.00         0.00                  0.00
                   ---------                 ---------    ---------             ---------

Net                     0.00                      0.00         0.00                  0.00

  Count=      235  ---------                 ---------    ---------             ---------

Class                    MF

                  7511248.70                      0.00   7511248.70            5881015.97

  Less disposals and intercompany transfers
===================================================================

                                                              NET
     Depreciation   Current Year  Current Accum               BOOK
       This Run       to Date     Depreciation     Key        VALUE
- ------------------- ------------  --------------  ------    -------


       6945.43        6945.43      207246.09



                                        0.00

- -------------------------------------------------------------------

       6945.43        6945.43      207246.09               2,145.68

- -------------------------------------------------------------------
          0.00           0.00           0.00

          0.00           0.00           0.00

          0.00           0.00           0.00

          0.00           0.00           0.00

          0.00           0.00           0.00

          0.00           0.00           0.00

- --------------    -----------     -----------




          0.00           0.00           0.00



                                        0.00
- --------------    -----------     -----------

          0.00           0.00           0.00

- --------------    -----------     -----------


     230197.37      214969.94     6095985.91

December 28, 1995

4:07 PM                         AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95


================================================================================================
         In Svc     Acquired   Dep    P   Est     Basis    Depreciable    Thru     Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis       Date     Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------    ----     ------------
                    78294.76                      0.00     78294.76                 78294.76
                  ----------                    ------   ----------               ----------
Net               7432953.94                      0.00   7432953.94               5802721.21

000031   07/01/79    7500.00   SLHY   P 03 00     0.00      7500.00      12/91       7500.00
                F ROLLS-4.5 IN STD ROOF EDGING
000049   01/01/80   31385.00   SLHY   P 03 00     0.00     31385.00      12/91      31385.00
                SET OF COMB ROLLS 10IN/12IN SOFFIT
000055   02/01/80    8250.00   SLHY   P 03 00     0.00      8250.00      12/91       8250.00
                SET OF COMB ROLLS C-BLDG SHAPE
000077   09/01/81    8800.00   SLHY   P 03 00     0.00      8800.00      12/91       8800.00
                ROLLER DIE SET FOR F SHAPE
000080   12/01/81   12100.00   SLHY   P 03 00     0.00     12100.00      12/91      12100.00
                DIE-PIPE BAND NO 4106
000083   12/01/81   15056.00   SLHY   P 03 00     0.00     15056.00      12/91      15056.00
                DIE-TOP BAR FASCIA BRKT NO 4145
000092   01/01/82   16950.00   SLHY   P 03 00     0.00     16950.00      12/91      16950.00
                DIE SNAP LOCK BRACKET
000155   11/01/87   19967.58   SLHY   P 03 00     0.00     19967.58      12/92      19967.58
                4" END CAP DIE 87-12
000156   12/01/87   21800.00   SLHY   P 03 00     0.00     21800.00      12/92      21800.00
                F SHAPE TOOLING 87-09
000194   12/01/86   12640.00   SLNY   P 03 00     0.00     12640.00      12/91      12640.00
                F SHAPE TOOLING
000200   12/01/88   14500.00   SLHY   P 03 00     0.00     14500.00      12/92      14500.00
                F 5 1/2 S SHAPE ROLLS
000201   12/01/88   33991.00   SLHY   P 03 00     0.00     33991.00      12/92      33991.00
                PROGRESSIVE 4 IN MITRE DIES
000204   05/01/90   24600.00   SLHY   P 03 00     0.00     24600.00      11/93      24600.00
                ONE-PIECE SLIP CONNECTORDIE
000214   09/01/90   29500.00   SLHY   P 03 00     0.00     29500.00      11/93      29500.00

=======================================================================
                                                                 NET
     Depreciation   Current Year  Current Accum                  BOOK
       This Run       to Date     Depreciation     Key           VALUE
 -----------------  ------------  -------------   -----        --------
                                    78294.76
     ---------      ---------     ----------
     230197.37      214969.94     6017691.15

          0.00           0.00        7500.00                      0

          0.00           0.00       31385.00                      0

          0.00           0.00        8250.00                      0

          0.00           0.00        8800.00                      0

          0.00           0.00       12100.00                      0

          0.00           0.00       15056.00                      0

          0.00           0.00       16950.00                      0

          0.00           0.00       19967.58                      0

          0.00           0.00       21800.00                      0

          0.00           0.00       12640.00                      0

          0.00           0.00       14500.00                      0

          0.00           0.00       33991.00                      0

          0.00           0.00       24600.00                      0

          0.00           0.00       29500.00                      0

December 28, 1995

4:07 PM                      AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95



================================================================================================
         In Svc     Acquired   Dep    P   Est     Basis    Depreciable    Thru     Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis       Date     Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------    ----     ------------
                REPLACEMENT END CAP DIE
000223   11/01/90   23500.00   SLHY   P 03 00     0.00     23500.00      11/93      23500.00
                REPLACEMENT FASCIA CAP TOOLING
000224   08/01/91   25510.08   SLHY   P 03 00     0.00     25510.08      12/94      25510.08
                ONE PC 4" SLIP CONNECTOR DIE
000227   08/01/91   24800.00   SLHY   P 03 00     0.00     24800.00      12/94      24800.00
                PROGRESSIVE END CAP DIE
000242   11/01/91   16300.00   SLHY   P 03 00     0.00     16300.00      12/94      16300.00
                TOOLING ROLLS CROWN FRIEZE MOLDING
000303   01/01/72   10000.00   SLHY   P 03 00     0.00     10000.00      01/92      10000.00
                HANGER STRAP DIE
000306   03/01/92   23400.00   SLHY   P 03 00     0.00     23400.00      12/94      19500.00
                TOOLING ROLLS-SHAPES
000308   06/01/92   24500.00   SLHY   P 03 00     0.00     24500.00      12/94      20416.67
                SNAP-LOK FASCIA BRACKET DIE
000313   12/01/95   27000.00   SLHY   P 07 00     0.00     27000.00      00/00          0.00
                HIDDEN HANGER DIE
000314   12/01/95   24500.00   SLHY   P 05 00     0.00     24500.00      00/00          0.00
                ONE PIECE GUTTER CONNECTOR
000319   10/01/95   14200.00   SLHY   P 05 00     0.00     14200.00      00/00          0.00
                F SHAPE TOOLONG REPLACEMENT

  Count=      24   ---------                  --------    ---------                ---------

Department               01

                   470749.66                      0.00    470749.66                397066.33

  Less disposals and intercompany transfers

                        0.00                      0.00         0.00                     0.00
- --------------------------------------------------------------------------------------------
                            TOOLS
                            - LANCASTER
Net                470749.66                      0.00    470749.66                397066.33
- --------------------------------------------------------------------------------------------

000002   01/01/78       0.00          P 0         0.00         0.00      12/93          0.00
                JIGS, DIES, & SPECIAL TOOLS

=======================================================================
                                                               NET
    Depreciation   Current Year  Current Accum                 BOOK
      This Run       to Date     Depreciation     Key          VALUE
- -----------------  ------------  -------------  ------      -----------

         0.00           0.00       23500.00                      0

         0.00           0.00       25510.08                      0

         0.00           0.00       24800.00                      0

         0.00           0.00       16300.00                      0

         0.00           0.00       10000.00                      0

      3900.00        3900.00       23400.00                      0

      4083.33        4083.33       24500.00                      0

      1928.57        1928.57        1928.57              25,071.43

      2450.00        2450.00        2450.00              22,050.00

      1420.00        1420.00        1420.00              12,780.00


     --------       --------      ---------

     13781.90       13781.90      410848.23



                                       0.00

- -----------------------------------------------------------------------

     13781.90       13781.90      410848.23              59,901.43
- -----------------------------------------------------------------------
         0.00           0.00           0.00

December 28, 1995

4:07 PM                       AAC - HOME PRODUCTS

            D E P R E C I A T I O N   E X P E N S E   R E P O R T

                         for Int bk Books      FY=12

                                 as of 12/95


================================================================================================
         In Svc     Acquired   Dep    P   Est     Basis    Depreciable    Thru     Prior Accum
SYS No    Date        Value    Meth   T  Life   Reduction     Basis       Date     Depreciation
- ------   ------     --------   ----   -  ----   ---------  -----------    ----     ------------
000005   03/01/79       0.00          P    0      0.00         0.00      12/93          0.00
                SLIDE FEED S/N CWP-18SRL-16273
000009   05/01/80       0.00          P    0      0.00         0.00      12/93          0.00
                PROGRESSIVE DIE LH END CAP

  Count=      3     --------                  --------     --------                 --------

Department               VINTAGE

                        0.00                      0.00         0.00                     0.00

  Less disposals and Intercompany transfers

                        0.00                      0.00         0.00                     0.00
                    --------                  --------     --------                 --------
Net                     0.00                      0.00         0.00                     0.00

  Count=      27    --------                  --------     --------                 --------

Class                    TF

                   470749.66                      0.00    470749.66                397066.33

  Less disposals and intercompany transfers

                        0.00                      0.00         0.00                     0.00
                    --------                  --------     --------                 --------
Net                470749.66                      0.00    470749.66                397066.33

  Count=      275   --------                  --------     --------                 --------

Grand Total

                 11093111.80                      0.00  11093111.80               7907578.39

  Less disposals and intercompany transfers

                    78294.76                      0.00     78294.76                 78294.76
- ---------------------------------------------------------------------------------------------
Net              11014817.04                      0.00  11014817.04               7829283.63
- ---------------------------------------------------------------------------------------------

=============================================================================
                                                                      NET
      Depreciation   Current Year  Current Accum                      BOOK
        This Run       to Date     Depreciation            Key        VALUE
- -------------------- ------------  -------------          ------    ---------
          0.00           0.00           0.00

          0.00           0.00           0.00

      --------       --------        --------




          0.00           0.00           0.00



                                        0.00
      --------       --------        --------
          0.00           0.00           0.00

      --------       --------        --------



      13781.90       13781.90      410848.23



                                        0.00
      --------       --------        --------
      13781.90       13781.90      410848.23

      --------       --------        --------



     351677.48      336450.05     8244028.44



                                    78294.76
- ----------------------------------------------------------------------------------
     351677.48      336450.05     8165733.68           2,849,083.36      TOTAL HPD
- ----------------------------------------------------------------------------------

                                SCHEDULE 1.1(v)
                               DIVISION VEHICLES



None owned except yard truck and forklifts.  See Personal Property schedule.

                               SCHEDULE 1.1(xiii)
                         ASSIGNED CONTRACTS AND LEASES


Contracts

Lowe's Master Standard Buying Agreement by and between Lowe's Companies, Inc. and Alumax Aluminum Corporation, Home Products Division, entered into January 12, 1995.

Supply Agreement dated May 4, 1995, by and between Nichols Aluminum and Alumax Aluminum Corporation, Home Products Division.

Letter Agreement between Home Products Division, Alumax Aluminum Corporation, and GWS Thermoplastics Company, a division of GSW Inc., dated September 20, 1989. (Reinstating Distribution Agreement dated October 8, 1987.)

Agreement between Alumax Aluminum Corporation (for Home Products Division) and Miscellaneous Warehousemen, Airline, Automotive Parts, Service, Tire, Rental, Chemical and Petroleum, Ice, Paper, and Related Clerical and Production Employees Union Local 781, affiliated with the International Brotherhood of Teamsters, dated January 14, 1993, for the Chicago Service Center, expiring January 14, 1999, covering approximately 22 employees.

Leases

Industrial Building Lease dated October 20, 1992, between LaSalle National Trust, N.A. and Alumax Aluminum Corporation for property at 6235 West 73rd Street, Bedford Park, Illinois -and- Agreement of Subordination, Nondisturbance and Attornment dated January 29, 1993, between Allstate Life Insurance Company and Alumax Aluminum Corporation.

Commercial Lease Agreement executed in January 1994 for 45,281 square feet situated at 1025 Avenue S, Suite 150, Grand Prairie, Texas, between Alexander & Baldwin, Inc. and Alumax Aluminum Corporation, Home Products Division.

Lease made as of April 12, 1984, by and between Northgate Investment Company and Howmet Aluminum Corporation for 3701-A Pell Circle, Sacramento, California
- -and- Lease Extension Agreement dated July 5, 1994, between Florian F. Dauenhauer, trustee of the Florian F. Dauenhauer and Edith A. Dauenhauer Revocable Family Trust U/D/T December 17, 1986 and Florence M. Heck as successors of Northgate Investment Company, and Alumax Aluminum Corporation.

Lease Agreement executed July 28, 1972, between J.L. Williams and Co., Inc. and Howmet Corporation for building at 4777 Stone Drive, Tucker, Georgia -and-Lease Renewal Letter dated September 10, 1992, between Meadows Incorporated and Alumax Aluminum Corporation, Home Products Division, extending the subject lease for a period beginning on April 1, 1993, and expiring on March 31, 1998.

Agreement, dated June 17, 1994, by and between Wheels, Inc. and Alumax Inc. (lease of vehicles).

                                                            [Preliminary]

                                                                       EXHIBIT B


[The following opinion is subject to being finalized using mutually agreeable language, and is also subject to approval under Kirkland & Ellis opinion practice. Certain of the opinions may also be allocated between Kirkland &
                  Ellis and Purchaser's European counsel.]



                                               [Date]





Alumax Inc.
5655 Peachtree Parkway
Norcross, Georgia 30092


Dear Sirs:

                 In connection with the Purchase Agreement, dated as of June 24, 1996 (the "Purchase Agreement"), between Euramax International, Limited, a corporation organized under laws of England and Wales, and Alumax Inc., a Delaware corporation (the "Seller"), we, as counsel for the Purchaser, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Capitalized terms used but not defined herein have the meanings ascribed to them in the Purchase Agreement. Upon the basis of such examination, it is our opinion that:

                 (1) Each of the Purchaser and the Subsidiary Purchasers has been duly incorporated and is an

[SC Processing, Inc.]


         existing corporation in good standing under the laws of the State of Delaware.

                 (2) The Purchase Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes a valid and legally binding obligation of the Purchaser enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                 The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and we are expressing no opinion as to the effect of the laws of any other jurisdiction. As to matters of law of England and Wales, we have, with your approval, relied upon the opinion of __________, special counsel for Purchaser, and we believe that both you and we are justified in relying on such opinion.
                                        Very truly yours,

                                                                       EXHIBIT C



[The following opinion is subject to being finalized using mutually agreeable language, and is also subject to approval under Sullivan & Cromwell opinion practice. Certain of the opinions may also be allocated between Sullivan &
                   Cromwell and Alumax in-house counsel.]





                                               [Date]





Euramax International, Limited,
  ___________________,
    ___________________.


Dear Sirs:

                 In connection with the Purchase Agreement, dated as of June 24, 1996 (the "Purchase Agreement"), between Euramax International, Limited ("Purchaser") and Alumax Inc., a Delaware corporation (the "Seller"), we, as counsel for the Seller, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Capitalized terms used but not defined herein have the meanings ascribed to them in the Purchase Agreement. Upon the basis of such examination, it is our opinion that:

                 (1) Each of the Seller, AFP, AAC and Home Products has been duly incorporated and is an existing corporation in good standing under the laws of the

[Euramax International, Limited]                                             -2-



         State of Delaware. AFP and Home Products each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (it being understood that such opinion is based solely on a review of certificates issued by the Secretary of State (or other similar official) of such jurisdictions in the United States).

                 (2) The AFP Shares have been duly authorized and validly issued and are fully paid and nonassessable. Assuming that Purchaser or a Subsidiary Purchaser purchases the AFP Shares in good faith and without notice of any adverse claims as such term is used in Section 8-302 of the Uniform Commercial Code in effect in the State of New York, the delivery of certificates representing the AFP Shares will pass to Purchaser valid title to such AFP Shares, free and clear of all security interests, liens, encumbrances, equities or other adverse claims.

[Euramax International, Limited]                                             -3-



                 (3) The Purchase Agreement has been duly authorized, executed and delivered by the Seller and constitutes a valid and legally binding obligation of the Seller enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, except that we express no opinion as to the enforceability of (i) Section 4.13 of the Purchase Agreement or (ii) Sections 7.1 and
         7.3 of the Purchase Agreement with respect to the indemnification from, against or in respect of any and all Losses arising from or relating to Environmental Laws, including without limitation the Comprehensive Environmental Response, Compensation and Liability Act, the Solid Waste Disposal Act and similar state statutes.

                 (4) The Asset Purchase Agreement has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding obligation of AAC enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general

[Euramax International, Limited]                                             -4-



         applicability relating to or affecting creditors' rights and to general equity principles.

                 (5) The Distribution Agreement has been duly authorized, executed and delivered by Alumax Mill Products, Inc. ("Mill Products"), and constitutes a valid and binding obligation of Mill Products, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. [This opinion may be expanded to cover other agreements contemplated by the Purchase Agreement once the forms of such agreements are finalized.]

                 (6) There are no regulatory consents, authorizations, approvals or filings required to be obtained or made by the Seller under the laws of the State of New York for the execution, delivery and performance of the Purchase Agreement by the Seller and such execution, performance and delivery does not violate any provisions of the Seller's Restated certificate of Incorporation or by-laws or any law, governmental rule or regulation of the State of New York or any government or subdivision thereof.

         The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York and the

[Euramax International, Limited]                                             -5-



General Corporation Law of the State of Delaware, and we are expressing no opinion as to the effect of the laws of any other jurisdiction.

                 We have relied as to certain matters on information obtained from public officials, officers of the Seller and other sources believed by us to be responsible, and we have assumed that the certificates for the AFP Shares conform to the specimens thereof examined by us, that the Purchase Agreement has been duly authorized, executed and delivered by Purchaser and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.

                                        Very truly yours,

                                                                       Exhibit D




[Opinions of Baker & McKenzie, special European Counsel to the Seller, will be delivered in three separate letters covering matters of French, Dutch and U.K. law, respectively. The forms of opinions appearing below are subject to being finalized using mutually agreeable language, and are also subject to approval under Baker & McZenzie's opinion practice.]

                                                                           DRAFT

[Name and Address of
opinion recipient]
                                                                          [Date]

Dear Sirs:


RE: DESCRIPTION OF TRANSCRIPTION

1.       INTRODUCTION

         We have acted as special French counsel to Alumax, Inc., in connection with the Purchase Agreement (the "Agreement") dated _____________ made between [Purchaser] and Alumax, Inc., a Delaware corporation. [This opinion is being given pursuant to Clause _______ of the Agreement.]

         Words and expressions defined in the Agreement will, unless otherwise defined herein, have the same meanings when used in this letter.


2.       DOCUMENTS

         For the purpose of giving this opinion we have examined the following documents:

         2.1     [an executed original of the Agreement;]

         2.2 a copy of the Articles of Incorporation and By-laws ("Statuts") of each of Alumax Industries S.A. and Alumax Coated Products S.A. (the "Companies"), certified as being true and correct copies as at _____________ by the [Chairman] of each of the Companies;

         2.3 a copy of a non-bankruptcy certificate ("certificat de non-faillite") issued on __________, 1996 by the Clerk of the Commercial Court ("greffier du Tribunal de Commerce) of each of Alumax Industries S.A. and Alumax Coated Products S.A.;

         2.4 a copy of the Commercial Registry K-bis extract ("Extrait K-bis") issued on __________, 1996 by the Clerk of the Commercial Court of each of Alumax Industries S.A. and Alumax Coated Products S.A.;

         2.5 a copy of a Lien Certificate ("Etat Relatif aux Inscriptions des Privileges") issued on __________, 1996 by the Clerk of the Commercial Court of each of Alumax Industries S.A. and Alumax Coated Products S.A.

                                                                           DRAFT

3.       ASSUMPTIONS

         For the purposes of this opinion, we have assumed (without making any investigation thereof):

         3.1 the authenticity of all documents or instruments submitted to us as originals;

         3.2 the completeness and the conformity to original documents or instruments of all documents or instruments submitted to us as copies of originals;

         3.3 the genuineness of all signatures and seals on the documents and instruments submitted to us;

         3.4 the capacity, power and authority of each of the Companies to enter into the Agreement;

         3.5 that there have been no amendments to the By-laws of either of the Companies in the form examined by us;

         3.6 that the Companies have not filed any voluntary bankruptcy petitions, no bankruptcy proceedings have been initiated by a court and no receivers have been appointed and no resolutions have been taken to wind-up in relation to either of the Companies or any of their assets or revenues.

         We have made such examination of the laws of France as currently in effect and applied by French courts as in our judgement is necessary for the purposes of this opinion. We do not, however, purport to be qualified to pass upon, and express no opinion herein as to, the laws of any jurisdiction other than those of France. We do not express any opinion on European Community law as it affects any jurisdiction other than France. This opinion is governed by and shall be construed in accordance with French law.

4.       OPINIONS

         Based upon and subject to the assumptions and qualifications set out in this opinion and having regard to such legal considerations as we have deemed relevant, we are of the opinion that:

         4.1 each of the Companies are duly incorporated and validly existing under the laws of France as corporations ("Societes Anonymes").

         4.2 the share capital of each of the Companies consists of ______ shares of ________ each; all of such shares have been validly issued and are fully paid in.

                                                                           DRAFT

5.       QUALIFICATIONS

         The opinions expressed herein are subject to the following qualifications:

         5.1 the opinion expressed in paragraph 4.1 that the Companies are corporations duly incorporated under French law is based solely upon our examination of the Commercial Registry K-bis extracts issued on __________, 1996 by the Clerk of the Commercial Court. It should be noted that notice of the appointment of a receiver may not be filed with the Clerk of the Commercial Court immediately and there may be a delay in the relevant notice appearing on the file of the company concerned.

         5.2 with regard to the opinion expressed in paragraph 4.2 that the Companies' issued shares are fully paid, we have relied solely upon oral statements to that effect made by local management of the Companies (which statements we have assumed to be correct), and we have not carried out any further investigation thereof.

This opinion is given only on behalf of Baker & McKenzie, Paris and not on behalf of any other office or associated firm of Baker & McKenzie. In this opinion the expressions "we", "us", "our" and like expressions should be construed accordingly.

This opinion is given for your sole benefit in connection with the transactions contemplated by the Agreement. This opinion is not to be disclosed to any other person nor is it to be relied upon by any other person or for any other purpose or quoted or referred to in any public document without our prior written consent.

Yours faithfully,



BAKER & McKENZIE

                                                                    Enclosure 3.

June 26, 1996
39-019721-8/BVB/mb



[Name and address of
 opinion recipient]



Re:  Alumax Europe B.V. and Alumax Coated Products B.V.


Dear Sirs,

You have requested our opinion with respect to (i) Alumax Europe B.V. ("AEBV"), a closed limited liability company incorporated under the laws of The Netherlands with its registered seat at Maastricht and with address at Endepolsdomein 3 (6229 GW) Maastricht, The Netherlands, and (ii) Alumax
Coated Products B.V. ("ACP"), a closed limited liability company incorporated under the laws of The Netherlands, with its registered seat in Roermond and with address at Industrieweg 6 (6045 JG) Roermond, The Netherlands, in connection with the purchase agreement dated ______, 1996 between [Euramax International Ltd.] and Alumax Inc. (the "Agreement"). This opinion is being given pursuant to article ________ of the Agreement.

For the purpose of rendering this opinion we have examined and relied on the following documents:

(a) an excerpt ("uittreksel") dated ______, 1996 from the Commercial Register of the Chamber of Commerce of Zuid-Limburg, The Netherlands, regarding the registration of AEBV with such Chamber of Commerce under number 632156 (the "AEVB-Excerpt");

                                                        June 26, 1996

(b)     a copy of the Deed of Incorporation of AEBV dated
        December 23, 1987 ("the AEBV-Deed");

(c) a copy of the Articles of Association ("statuten") of AEBV as they read since their amendment on March 3, 1995
        (the "AEBV-Articles");

(d) a copy of the shareholders register of AEBV, with a last entry dated _____, 19__ (the "AEBV-Register");

(e) an excerpt ("uittreksel") dated _______, 1996 from the Commercial Register of the Chamber of Commerce of Midden Limburg, The Netherlands, regarding the registration of ACP with such Chamber of Commerce under number 13614 (the "ACP-Excerpt");

(f)     a copy of the deed of incorporation of ACP dated October
        22, 1969 (the "ACP-Deed");

(g) a copy of the Articles of Association ("statuten") of ACP as they read since their amendment on August 18, 1994 (the "ACP-Articles"); and

(h) a copy of the shareholders register of ACP with a last entry dated ________, 19___ (the "ACP-Register").

The AEBV-Excerpt, the AEBV-Deed, the AEBV-Articles, the AEBV-Register, the ACP-Excerpt, the ACP-Deed, the ACP-Articles and the ACP-Register are hereinafter also collectively referred to as the "Documents". AEBV and ACP are hereinafter also collectively referred to as the "Companies".

We express no opinion regarding any law than the laws of The Netherlands in force as at the date hereof and as applied and interpreted according to the relevant published Dutch court decisions, administrative rulings and authoritative literature and no opinion is given as to whether the matter, opined herein will contravene such laws or the application or interpretation thereof if altered in the future.

In examining and describing the Documents listed above and in giving this opinion, we have assumed without having conducted any investigation of our own:

(i) The genuineness and validity of all signatures on all documents or on the originals thereof, the authenticity and completeness of all documents sub-mitted to us as originals and the conformity of copied, faxed or specimen documents to the originals thereof;

(ii) That all acts, conditions and matters required to be done, fulfilled and undertaken under any law

                                                        June 26, 1996

                (including any and all authorizations and consents of any public authority of any jurisdiction), other than that of The Netherlands, which may be required in respect of the matters opined upon herein, have been or will be done, fulfilled, undertaken or obtained;

(iii) That the Companies have not passed a voluntary winding-up resolution and that no petition has been presented, nor an order made by a court, for the bankruptcy ("faillissement"), dissolution or moratorium of payments ("surseance van betaling") of the Companies, and no receiver, trustee, administra-tor or similar officer has been appointed in respect of the Companies;

                The District Courts of Maastricht (in respect of
                AEBV) and Roermond (in respect of ACP) confirmed to us by telephone on ________, 1996, without consti-tuting conclusive evidence thereof, that the Companies have not been declared bankrupt ("in staat van faillissement") nor have been granted a mora-torium of payments ("surseance van betaling verleend");

(iv) That the contents of the Documents are correct and complete as at the present date;

(v) That the Companies have timely paid their contribu-tions to the Chambers of Commerce, have timely and adequately published their annual accounts in conformity with the articles 2:394, 2:396 and 2:397 of the Dutch Civil Code and have not disregarded a summon from the Tax Authorities to file a return in relation to Dutch corporate tax.

Based upon and subject to the foregoing and subject to the further qualifications set out below and subject to any factual matters, documents or events not disclosed and having regard to such legal considerations as we deem relevant to us in the course of our examinations, we are of the opinion that under the laws of The Netherlands at present in effect:

1. The Companies have been properly constituted and are existing under the laws of The Netherlands;

2.      The authorized share capital of AEBV amounts to NLG
        5,000,000. --, consisting of 50,000 shares with a nominal value of NLG 100.-- each, of which 10,002 shares have been issued and are paid-up in full.

3.      The authorized share capital of ACP amounts to NLG
        30,000,000.--, consisting of 30,000 shares with a

                                                        June 26, 1996
        nominal value of NLG 1,000.-- each, of which 6,500 shares have been issued and are paid-up in full.

The opinion expressed above is subject to the following qualifications:

1. The enforcement of the rights and remedies set fourth in the Documents may be limited by bankruptcy, reorganiza-tion, insolvency, moratorium, or other laws affecting the enforcement of creditor's rights generally;

2. This opinion is related to Dutch Law as it stands now and we do not assume any obligation to inform you of any development subsequent to this date that might render its contents untrue or inaccurate wholly or in part at such time;

3. The choice of a law as the law governing a document will generally be recognized and applied by the courts of The Netherlands, provided, however, that The Netherlands' courts may give effect of the mandatory rules of the laws of any country with which the case in question has a close connection if, and to the extent that, pursuant to such mandatory rules, the laws of the latter country must be applied, regardless of the chosen law. When determining whether such mandatory rules must be applied the nature and intent of such rules are taken into account as well as the consequences which might ensue from the application or non-application of such rules. The law that otherwise would govern the Documents need not be applied by the Dutch Courts if it is obvious that the application thereof could not be reconciled with the public policy of The Netherlands;

4. The enforcement of a document may be subject to specific remedies, including but not limited to, restrictions based upon principles of reasonableness ("redelijkheid") and fairness ("billijkheid"), good morals ("goede zeden") and public order ("openbare orde") and may be subject to the possibility of rescission of agreements in case of so-called absence of consensus ad idem ("wilegebreken"), change of circumstances ("verandering van omstandigheden") or the violation of creditor's rights ("actio pauliana");

5. All powers of attorney (including powers of attorney expressed to be irrevocable) terminate by operation of law upon the bankruptcy ("faillissement") of the person issuing the power of attorney (the "principal");

        Powers of attorney which are expressed to be irrevocable are not capable of being revoked insofar as they extend to the performance of legal acts ("rechtschandelingen")

                                                                  June 26, 1996
        which are in the interest of the attorney appointed under such power of attorney or a third party. However, upon the request of the person issuing the power of attorney, an heir of such person or the liquidator
        ("curator") in case of the bankruptcy of such person, the Netherlands District Court can modify or render inoperative such irrevocability;

        Furthermore, all powers of attorney terminate by operation of law unless provided otherwise in such power of attorney, upon the death of, the commencement of legal guardianship over or the bankruptcy of the attorney appointed under such power of attorney or by notice of termination given by such attorney;

6. Save as set out herein, nothing is to be taken to express an opinion in respect of any statement, repre-sentation or warranty made or given by, or in respect of, the Company in any of the documents above; you will have to rely on your investigations in this respect.

7. The ACP-Register is not in conformity with the ACP-Excerpt and the ACP-Articles in that it states that the authorized capital of ACP amounts to NLG 25,000,000.-- only. Furthermore, the first entry in respect of ACP's shareholders refers to a transfer by Alumax Inc. to Amax Holding B.V. on December 30, 1987 and not to any other shareholder(s) and/or transfers.

This opinion:

- -   is issued on the basis that it is governed by, and that all words and expressions used herein shall be construed and interpreted in accordance with the laws of The Netherlands;

- -   speaks as of its date;

- -   is addressed to you and solely for your benefit;

- -   is limited to the matters set forth herein and no opinion
    may be inferred or implied beyond that expressly stated herein. We express no opinion on tax law;

- -   may not be relied upon or disclosed to or filed with any
    other person, company, enterprise or institution or used for any other purpose than in connection with your questions as set out in this legal opinion.

Yours faithfully,

Baker & McKenzie

[Name and address of
opinion recipient]                                              [Date]



Dear Sirs

RE:  DESCRIPTION OF TRANSACTION

1.      INTRODUCTION

        In our capacity as English solicitors to Alumax Inc. we have been asked to give an opinion in connection with the Purchase Agreement ("the Agreement") dated ____ made between [Purchaser] and Alumax Inc., a Delaware corporation. This opinion is being given pursuant to Clause ____ of the Agreement.

        Words and expressions defined in the Agreement will, unless otherwise defined herein, have the same meanings when used in this letter.

2.      DOCUMENTS

        For the purpose of giving this opinion we have examined the following documents:

2.1     an [executed original] of the Agreement;

2.2 a copy of the Memorandum of Association and Articles of Association of each of Alumax Holdings Limited, Alumax Ellbee Limited and Alumax Coated Products U.K. Limited (the "Companies"), certified as being true and correct copies as at ____ by the company secretaries of each of the Companies;

2.3 the minute books of directors' and shareholders' meetings of each of the Companies and the register of members of each of the Companies;

2.4 our agent's report following their search on [date not earlier than two business days prior to Closing] of the public records of each of the Companies on file and available for inspection by the public at the Companies Registry;

2.5 certificates dated ____ of the Registrar of Companies relating to the Companies and such other documents, records and papers as we think necessary or relevant as a basis for our opinions herein contained.

3.      ASSUMPTIONS

        For the purpose of this opinion, we have assumed (without making any investigation thereof):-

3.1 the authenticity of all documents or instruments submitted to us as originals;

                3.2 the completeness and the conformity to original documents or instruments of all documents or instruments submitted to us as copies of originals;

                3.3 the genuineness of all signatures and seals on the documents and instruments submitted to us;

                3.4 that there have been no amendments to the Memorandum of Association or the Articles of Association of any of the Companies in the form examined by us other than as are revealed by the search referenced in paragraph 2.4;

                3.5 that since _______ there have been no amendments to the minute books and registers of members examined by us, that the minute books contain and are an accurate and complete record of all directors' and shareholders' resolutions passed since the incorporation of the Companies to the date hereof, that all such resolutions were duly passed at properly convened meetings of the directors or shareholders (as the case may be), or otherwise in accordance with the Articles of Association of the Companies, and have not been amended or rescinded and are in full force and effect and that the registers of members are accurate and up-to-date;

                3.6 that, except as revealed by the search of the Companies Registry referenced in paragraph 2.4 and the telephone search made at the Central Registry of Winding Up Petitions referenced in paragraph 5.1, the Companies have not passed any voluntary winding-up resolutions, no petitions have been presented or orders made by a court for the winding-up, dissolution or administration of any of the Companies and no receivers, trustees, administrators, administrative receivers or similar officers have been appointed in relation to any of the Companies or any of their assets or revenues.

                      We have made such examination of the laws of England as currently applied by English courts as in our judgment is necessary for the purpose of this opinion. We do not, however, purport to be qualified to pass upon, and express no opinion herein as to, the laws of any jurisdiction other than those of England. We do not express any opinion on European Community law as it affects any jurisdiction other than England and Wales. This opinion is governed by and shall be construed in accordance with English law.

                4.    OPINIONS

                      Based upon and subject to the assumptions and qualifications set out in this opinion and having regard to such legal considerations as we have deemed relevant, we are of the opinion that: -

                4.1 each of the Companies are companies duly incorporated under the laws of England as private limited liability companies and are in good standing; by "good standing" (a phrase which has no recognised meaning under English law) we mean that, according to the certificates of the Registrar of Companies referred to in paragraph 2.5, the Companies have, according to the documents on the files of the Companies in the custody of the Registrar, been in continuous and unbroken existence since the dates of their incorporation and no action is currently being taken by the Registrar for striking any of the Companies off the register and dissolving them as defunct, and as far as the Registrar is aware and except as revealed by the telephone search of the Central Registry of Winding Up Petitions referenced in paragraph 5.1 none of the Companies are in liquidation or subject to an administration order and no receiver or manager of the Companies' property has been appointed;

                4.2 the authorised share capital of each of the Companies consists of [ordinary] shares of ______ each, [all] of which [______] have been issued [and are outstanding]; all of such shares have been duly authorised and [(in case of the issued shares) have been] validly issued and are fully paid [and "non-assessable"]; [by "non-assessable" (a phrase which has no recogized meaning under English law) we mean that the registered holders of such shares are not liable under English law, solely by virtue of their shareholding, for the payment of taxes, duties, wages or other amounts for which the Company is liable];

                 .5   QUALIFICATIONS

                      The opinions expressed herein are subject to the following qualifications: -

                5.1 the opinion expressed in paragraph 4.1 that the Companies are companies duly incorporated under English law is based on the assumption set out in paragraph 3.6 and otherwise solely upon our examination of the microfiche of the Companies available at the Companies Registry on ________ [and a telephone search made by us at the Central Registry of Winding-Up Petitions on ________]. It should be noted that: -

                      5.1.1 a search at the Companies Registry is not capable of revealing whether or not a winding-up petition or a petition for the making of an administration order has been presented; and

                      5.1.2 notice of a winding-up order or resolution, notice of an administration order and notice of the appointment of a receiver may not be filed at the Companies Registry immediately and there may be a delay in the relevant notice appearing on the file of the company concerned;

                5.2 with regard to the opinion expressed in paragraph 4.2 that the Companies' issued shares are fully paid, we have relied soley upon statements to that effect in [the relevant board minutes and in] the returns filed by the Companies at the Companies Registry in connection with the issue of shares (which statements we have assumed to be correct), and we have not carried out any further investigation thereof;

                5.3 We express no opinion as to the validity or enforceability or otherwise of any provision of the Agreement.

                This opinion is given only on behalf of Baker &
                McKenzie, London and not on behalf of any other office or associated firm of Baker and McKenzie. In this opinion the expressions "we", "us", "our" and like expressions should be contrued accordingly.

This opinion is given for your sole benefit in connection with the transactions contemplated by the Agreement. This opinion is not to be disclosed to any other person nor is it to be relied upon by any other person or for any other purpose or quoted or referred to in any public document without our prior written consent.

Yours faithfully


BAKER & McKENZIE
________________

                                                                       EXHIBIT E


                             DISTRIBUTION AGREEMENT
                                      FOR
                     PRECISION MACHINED CAST ALUMINUM PLATE


         THIS DISTRIBUTION AGREEMENT FOR MIC-6 PRECISION CAST ALUMINUM PLATE dated the ____ day of __________, 1996 between Alumax Mill Products, Inc. ("Alumax"), a Delaware Corporation having its main office at 12 Salt Creek Lane, Hinsdale, Illinois 60521, and Euramax Coated Products U.K. Limited (the "Distributor") having its principal place of business at Brunel Road, Earlstrees Industrial Estate, Corby, Northants NN17 4JW, England.

         In consideration of the covenants and agreements made herein by the parties, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                                       I

                                SALE OF PRODUCTS

         This Distribution Agreement ("Agreement"), including the schedules hereto, contains the terms and conditions pursuant to which Alumax may sell to Distributor and Distributor may purchase from Alumax MIC-6 Precision Machined Cast Aluminum Plate as set forth in Schedule I annexed hereto ("Products").


                                       II

                                  APPOINTMENT

         Alumax hereby appoints Distributor as a non-exclusive distributor of the Products in the United Kingdom. Notwithstanding such appointment, Alumax agrees that it will not appoint or otherwise permit to exist another distributor of the Products in the United Kingdom as long as Distributor has purchased a net minimum of at least 400,000 pounds (lbs.) of Products during the preceding contract year (twelve month period commencing as of the month and day first set forth above are ending on the immediately preceding day of the next calendar year) other than with respect to the first contract year as to which there shall be no such requirement. Any return of Products, which may only be made with prior written authorization of Alumax, shall be applied against the contract year in which the applicable purchase was made. If Distributor fails to purchase that minimum quantity during any contract year,

Alumax/Euramax
Distribution Agreement
Page 2



Alumax may appoint other distributors in the United Kingdom. Nothing herein shall in any manner restrict or limit Alumax's right, in its sole discretion, to appoint distributors outside the United Kingdom. Distributor hereby accepts such appointment on the terms and conditions set forth herein and agrees not to solicit business outside the United Kingdom, France and Scandinavia. In connection therewith, Distributor agrees to take all reasonable actions and exercise such reasonable diligence as will (i) promote the acceptance and sale of the Products, (ii) use its best efforts to obtain the maximum distribution and sale of Products possible, and (iii) create, preserve and enhance the goodwill and reputation of Alumax.


                                      III

                          PRODUCT PRICE, TERMS OF SALE
                         AND MODIFICATION OF AGREEMENT

         The purchase price for the Products covered by this Agreement shall be Alumax's then current published list price less Alumax's then current published distributor discount, if any, less five percent. A copy of the current Alumax MIC-6 price sheet is annexed hereto as Schedule II and incorporated herein by this reference. Distributor shall be invoiced for film applied to the Products at a price equal to fifty percent (50%) of Alumax's then current price per side. Distributor shall also be given a five cents (U.S. $.05) per pound shipping allowance and Distributor agrees to accept Products FOB US port. Alumax warrants and agrees that it shall not grant more favorable pricing to any other unaffiliated distributor of the Products in Western Europe. The terms and conditions of sale of the Products covered by this Agreement are as set forth in this Agreement and in the schedules hereto, and such terms and conditions shall govern each sale hereunder notwithstanding any language set forth in any purchase order or other document sent by Distributor to Alumax. Except for any changes in Alumax's list price or the reissuance of Schedule II from time to time by Alumax, the terms and conditions of this Agreement including the schedules attached hereto may only be modified and amended by the mutual consent of Alumax and Distributor, which consent shall be evidenced by an agreement in writing signed by both of the parties hereto. Alumax may change its list price and distributor discount from time to time as Alumax in its sole discretion may determine.

Alumax/Euramax
Distribution Agreement
Page 3




                                       IV

                      WARRANTY AND LIMITATION OF WARRANTY

         Alumax warrants that the Products will conform to the description on each release relating thereto and will be free from defects in material and workmanship and subject to U.S. Aluminum Association standard commercial tolerances and standard U.S. industry practices and that Seller will convey good title thereto. THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES EXPRESS OR IMPLIED, AND ALUMAX EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. ANY CLAIM BY DISTRIBUTOR ON ACCOUNT OF BREACH OF WARRANTY SHALL BE CONCLUSIVELY WAIVED UNLESS DISTRIBUTOR GIVES ALUMAX WRITTEN NOTICE THEREOF WITHIN THIRTY (30) DAYS AFTER DISTRIBUTOR'S RECEIPT OF THE PRODUCTS IN THE CASE OF DEFECTS DISCOVERABLE THROUGH INSPECTION, AND WITHIN THIRTY (30) DAYS AFTER DISCOVERY, IN THE CASE OF DEFECTS NOT DISCOVERABLE THROUGH INSPECTION. ALUMAX SHALL NOT BE RESPONSIBLE OR LIABLE TO DISTRIBUTOR OR TO ANY THIRD PARTY FOR ANY LOST PROFITS, OR INCIDENTAL, CONSEQUENTIAL, INDIRECT, SPECIAL OR CONTINGENT DAMAGES FOR ANY BREACH OF WARRANTY OR OTHER BREACH OF ALUMAX'S OBLIGATIONS HEREUNDER, ALUMAX'S LIABILITY AND DISTRIBUTOR'S EXCLUSIVE REMEDY BEING LIMITED TO ALUMAX'S CHOICE
OF: (A) THE REPAIR OF DEFECTIVE PRODUCTS; (B) THE REPLACEMENT THEREOF WITH CONFORMING PRODUCTS AT THE F.O.B. POINT PROVIDED HEREIN; (C) THE REPAYMENT OF THE PURCHASE PRICE; OR (D) THE GRANTING OF A REASONABLE ALLOWANCE ON ACCOUNT OF SUCH DEFECTS. REPLACEMENT OF DEFECTIVE PRODUCTS OR REPAYMENT OF THE PURCHASE PRICE THEREFOR WILL BE MADE ONLY UPON RETURN OF THE DEFECTIVE PRODUCTS, WHICH PRODUCTS SHALL NOT BE RETURNED UNTIL ALUMAX HAS CONSENTED THERETO AND HAS DELIVERED TO DISTRIBUTOR WRITTEN SHIPPING INSTRUCTIONS. ALUMAX SHALL BE GIVEN REASONABLE OPPORTUNITY TO INVESTIGATE ALL CLAIMS AND TO INSPECT ALLEGEDLY DEFECTIVE PRODUCTS.


                                       V

                                   ASSIGNMENT

         Neither party shall have the right to assign its rights or obligations under this Agreement to any third party; provided, however, that Alumax shall have the right to assign its rights and obligations under this Agreement to any corporation owning fifty percent (50%) or more of Alumax capital stock or to any subsidiary of which Alumax or its parent corporation owns fifty percent (50%) or more of the capital stock of Alumax.

Alumax/Euramax
Distribution Agreement
Page 4



                                       VI

                              TERM AND TERMINATION

         (a) This Agreement will be effective for a period of four (4) years from the date first set forth above, subject to termination as provided herein. Subject to earlier termination as provided herein, this Agreement shall terminate at the end of such four (4) year term unless renewed or extended by further written agreement of the parties. Distributor hereby waives all rights to or claims for compensation if this Agreement is not renewed or extended at that time.

         (b) If Distributor fails to purchase a minimum of 250,000 pounds (lbs.) of Products within any contract year (twelve month period commencing as of the month and day first set forth above and ending on the immediately preceding day of the next calendar year) other than the first contract year, Alumax shall have the right to terminate this Agreement with immediate effect by giving notice of termination to Distributor.

         (c) Notwithstanding the foregoing, upon the occurrence of any event of default as defined in this Agreement or any schedule attached hereto, Alumax shall have the right, in addition to all other rights and remedies provided by law or in equity, to terminate this Agreement at any time thereafter. Upon termination of Agreement, Distributor shall pay to Alumax within five (5) days, all amounts which it then owes to Alumax.


                                      VII

                            NO AGENCY OR PARTNERSHIP

         Alumax and the Distributor are independent companies and nothing contained in this Agreement shall be deemed or construed to create any of the following relationships: a partnership, a joint venture relationship of principal and agent, or any other association or relationship between the parties except that buyer and seller and/or that of Debtor and Secured Party if a Security Agreement is executed contemporaneously herewith. Distributor acknowledges that it does not have and shall not make any representation to a third party either directly or indirectly indicating that Distributor has in any way authority to act for or on behalf of Alumax or to obligate Alumax in any way whatsoever.

Alumax/Euramax
Distribution Agreement
Page 5



                                      VIII

                                    DEFAULT

         Material misrepresentation or material misstatement by Distributor in connection with, or material noncompliance with or nonperformance of any of Distributor's obligations under this Agreement or under the provisions of any Schedule attached hereto shall constitute a default hereunder (it being understood that any misrepresentation, misstatement or nonperformance of a covenant by Euramax International, Ltd., the direct or indirect parent of Distributor ("Euramax"), under the Purchase Agreement, dated as of June 25, 1996, between Euramax and Alumax Inc. shall not constitute a default hereunder). In addition, Distributor shall be in default hereunder if bankruptcy or insolvency proceedings with respect to Distributor are instituted by or against Distributor or if Distributor makes an assignment for the benefit of creditors, or if Alumax shall determine in its sole judgment and at its absolute discretion that Distributor is or will be unable to pay its debts as they become due in the ordinary course of business.


                                       IX

                                   TRADEMARK

         (a) Distributor may advertise the mark MIC-6 in relation to the Product it distributes under this Agreement, so long as the use of the mark is substantially as shown in Alumax's approved trademark form booklet. Such advertising shall not convey the impression that Distributor owns the mark MIC-6 or that the relationship between the parties is other than a distributorship. Distributor acknowledges that the MIC-6 mark is the exclusive property of Alumax.

         (b) Any use of the mark MIC-6 by Distributor shall inure to the benefit of Alumax, and Distributor shall make no claim of any right to own, license or use the mark MIC-6 as provided herein.

Alumax/Euramax
Distribution Agreement
Page 6



                                       X

                                 MISCELLANEOUS

(a)      Captions.

         The captions and headings of this Agreement are for convenience only and are not a party of this Agreement and do not in any way limit or amplify the terms of this Agreement.

(b)      Governing Law.

         This Agreement shall be construed and enforced in accordance with the laws of the State of New York. The parties agree that the Federal Court for the Southern District of New York shall have jurisdiction over any matter arising under or related to this Agreement. The parties hereby consent to the exclusive jurisdiction of the Federal Court for the Southern District of New York, and Distributor hereby appoints the New York office of the law firm of Kirkland & Ellis as its agent for any service of process.

(c)      Notice.

         Any notices hereunder shall be sufficient if in writing and if delivered in person or if sent by registered mail, postage prepaid, by facsimile or by prepaid courier service, addressed as follows:

Alumax:          ALUMAX MILL PRODUCTS, INC.
                 12 Salt Creek Lane
                 Hinsdale, Illinois 60521
                 Attention: Vice President of Sales and Marketing Facsimile No. 708-654-0129

                 with a copy to:

                 Alumax Inc.
                 5655 Peachtree Parkway
                 Norcross, Georgia 30092 U.S.A.
                 Attention:  Vice President and General Counsel
                 Facsimile No. 770-246-6769

Alumax/Euramax
Distribution Agreement
Page 7



Distributor:     ALUMAX COATED PRODUCTS U.K. LTD.
                 Brunel Road, Earlstrees Industrial Estate
                 Corby, Northants NN17 4JW, England
                 Attention:  Managing Director
                 Facsimile No: 011-44-1536-400101

or to such other address as the party addressed shall have furnished in writing to the other party.

                 Any such notice shall be deemed given when actually received by the party to whom notice is being given, when receipt is confirmed by telephone or transmittal confirmation of any notice given by facsimile or telecopier, on the day of delivery if by courier and on the tenth day after proof of mailing by registered mail.

                                ENTIRE AGREEMENT

         This Agreement, including the schedules hereto, constitutes the entire agreement and supersedes all prior agreements, understanding, representations and warranties both written and oral, between the parties with respect to the subject matter hereof. No amendment or alteration of the terms of this Agreement, except as otherwise expressly provided for herein, shall be valid or binding except as may be set forth in a further written agreement duly executed by the parties. No waiver of the terms of this Agreement, except for such waivers as may be granted under the express terms of this Agreement, shall be valid or binding unless in writing and executed by a duly authorized agent or officer of the party against whom the waiver is asserted. Failure to insist or assert a breach of the terms or conditions of this Agreement shall not constitute or be deemed to be a waiver of a subsequent breach.

Alumax/Euramax
Distribution Agreement
Page 8



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ALUMAX MILL PRODUCTS, INC.


By:
    ----------------------------------------------

Title:
       -------------------------------------------

EURAMAX COATED PRODUCTS U.K. LIMITED


By: ----------------------------------------------

Title:
       -------------------------------------------

Alumax/Euramax
Distribution Agreement
Page 9



                                   SCHEDULE I

                     PRODUCT DESCRIPTION AND LOGO GRAPHICS

                     (To be attached at time of execution)

Alumax/Euramax
Distribution Agreement
Page 10



                                  SCHEDULE II

                              CURRENT PRICE SHEET

                     (To be attached at time of execution)

Alumax/Euramax
Distribution Agreement
Page 11



                                  SCHEDULE III

                       SUPPLEMENTAL TERMS AND CONDITIONS

         1. The Products shall be delivered to Distributor at the shipping point (port) in the United States requested by Distributor and approved by Alumax or selected by Alumax.

         2. Delivery of Products by Alumax to the carrier at the shipping point shall constitute delivery to Distributor, and with respect to the Products being purchased by Distributor, upon delivery to the carrier title shall pass to Distributor, subject to any applicable Alumax lien.

         3. Upon arrival of the Products at Distributor's warehouse, or any other location requested by Distributor and approved by Alumax at which the Products are received to which the Distributor hub ordered the Products delivered in accordance with paragraph 1 above, Distributor shall be under a duty to do the following:

         (a) Immediately inspect the Products to determine whether there has been any damage to the Products in transit which is reasonably ascertainable by visual inspection of the packaged Products and shall give written notice to Alumax within thirty days of receipt of the Products of any claim that they have been so damaged (such claims for loss or damage will not be considered unless supported by railroad agent's or other carrier's acknowledgement on freight bill and a freight charge claim must be accompanied by the original receipted freight bill).

         (b) Upon opening the packaging case in which the Products are contained, inspect the Products to determine whether they conform to the specifications or the terms of the Agreement. If the goods do not so conform or there is a difference in respect of quantity invoiced, Distributor shall notify Alumax in writing within ten (10) days after receipt of any shipment. In no event shall inspection under this paragraph 3(b) be made later than six months after delivery of the Products to the Distributor.

         (c) If Distributor retains the Products in his possession after delivery to Distributor's warehouse, without giving Alumax such notice of claims as required by paragraph 3 above, such

Alumax/Euramax
Distribution Agreement
Page 12



                 failure to give notice shall constitute irrevocable acceptance of the Products by the Distributor.

         (d) Distributor assumes all risks and liabilities resulting from the use in its manufacturing or construction processes of any of the Products, or by use of such Products in combination with other substances.

         (e) Risk of loss with respect to the Products passes to Distributor when the goods are delivered to the carrier at the shipping point, even though Distributor may have a right pursuant to paragraph 3 to reject the Products.

         4. Alumax objects to and rejects any terms and conditions contained in an order or offer of Distributor that are additional to or different from the terms and conditions herein.

         5. Alumax may choose in its sole discretion to change any price shown on Schedule II. Prices do not include sales, excise, use or other taxes now in effect or hereafter levied by reason of a transaction. All such taxes shall be paid by Distributor.

         6. Payment terms are net 30 days from date of shipment. If there is any discrepancy in respect of pricing, Distributor shall notify Alumax of such discrepancy within ten (10) days of receipt of Alumax's invoice, or such discrepancy shall be deemed to be waived. Whenever Alumax determines reasonable grounds for insecurity arise with respect to due performance by Distributor, Alumax may demand terms of payment different from those specified herein, and may demand assurance of Distributor's due performance. Alumax may, upon making such demand, suspend shipment and/or deliveries. If within the period stated in such demand Distributor fails or refuses to agree to such different terms of payment and/or fails or refuses to give adequate assurance of due performance, Alumax may (i) by notice to Distributor, treat such failure or refusal as a repudiation of the portion of the Agreement, whereupon Alumax may cancel all further deliveries and any amounts unpaid hereunder shall immediately become due and payable, or (ii) make shipments under reservation of a security interest and demand payment against tender of documents of title.
If Alumax retains a collection agency and/or attorney to collect overdue amounts, all collection costs, including attorneys' fees shall be payable by Distributor.

                                                                      EXHIBIT F

Note: Exhibit F of the Purchase Agreement is a map, plotted April 12, 1996, of the boundaries of ownership and occupation of certain real property of Alumax Ellbee Limited at Grangefield Industrial Estate, Pudsey, England (Grangefield Works), as referenced in Schedule 3.1(h). Pursuant to Rule 304 of Regulation S-T under the Securities Act of 1933, the foregoing description is included in this electronic filing via "EDGAR" in lieu of the actual map attached as Exhibit F to the Purchase Agreement.

                                                                       Exhibit G




                        ALUMAX TO SELL CERTAIN OF ITS
                        FABRICATED PRODUCTS BUSINESSES
                       IN EUROPE AND THE UNITED STATES


NORCROSS, GA., June 27, 1996 -- Alumax Inc. (NYSE: AMX; Toronto: AXI) today announced that it has signed a definitive agreement for the sale of Euramax International, Ltd. of certain of Alumax's Fabricated Products businesses in Western Europe and in the United States.

The sale will not include any Kawneer architectural aluminum operations in Europe or the United States, nor will it include Alumax Magnolia Division in the United States.

Alumax confirmed that it has agreed to sell the businesses for $245 million. The purchase price is subject to adjustment for working capital changes occurring since December 31, 1995. Closing, which is subject to various customary conditions, is expected to occur by September 1996.

The sale will include a group of five companies in Western Europe which focuses on coil coating and fabricating aluminum and steel coils. Other products include steel and aluminum entry doors, recreational vehicle components, composite panels, vehicle components such as seat rails and sunroof frames, and windows for modular construction.

These European companies, which serve the recreational vehicle, home center, home improvement, residential construction and various original equipment manufacturers markets, operate two plants in the United Kingdom, two in France and one in The Netherlands.

The sale will also include more than 30 plants and service centers throughout the United Sates operated by Alumax Fabricated Products, Inc. Products produced and marketed by these operations include rain carrying systems, roofing and roofing accessories, siding, appliance trims, steel entry doors, vinyl windows and numerous recreational vehicle components.

                                     (more)

ALUMAX 22222


The businesses to be sold have total annual sales of approximately $500 million and employ approximately 2,100 people. The group is a leader in aluminum and steel coil coating and fabricating in Europe and in the United States. It is strong in value-added products for the residential remodelling and new construction markets and is an established leader in the large and growing do-it-yourself market.

The divestiture will provide an opportunity for these businesses to grow and prosper and will give Alumax Inc. an opportunity to redeploy resources to further develop its core business, which is in keeping with the company's strategic direction.

The businesses sold to Euramax International, Ltd. in Europe include: Alumax Ellbee Limited and Alumax Coated Products U.K. Limited in England; Alumax Coated Products B.V. in The Netherlands; and Alumax Coated Products S.A. and Alumax Industries S.A. in France. The businesses sold to Euramax International, Ltd. in North America include: Alumax Appliance and Specialty Products, Inc., Alumax Building Products, Inc., Alumax Coated Products, Inc., Alumax Door Products, Inc., and Alumax Home Products Division.

Alumax Inc. is a world leader in aluminum with year-end 1995 assets of more than $3.1 billion and 1995 revenues of more than $2.9 billion.

The company produces and markets primary aluminum ingot, billet and slab and is a major fabricator of value-added aluminum products for the building and construction, transportation, packaging and consumer durables industries.

Euramax International, Ltd. is a new company incorporated under the laws of England and Wales by CVC European Equity Partners, LP. and certain Citicorp entities.

                                    *****

                                SCHEDULE 2.2(b)
                             MODIFICATIONS TO GAAP


Modified GAAP is defined as a special-purpose presentation prepared in accordance with this purchase agreement that does not constitute a complete presentation of assets, liabilities, revenues and expenses, and cash flow, as described below, but is otherwise prepared in conformity with generally accepted accounting principles. The combined financial statements consist of a statement of net operating assets, a statement of operating earnings, and a statement of operating cash flow.

The special purpose statement of net operating assets shall exclude: cash and cash equivalents, excluding negative cash representing outstanding checks which have been reclassed to trade payables; intercompany balances between the Sale Companies and the Seller and its subsidiaries other than the Sale Companies; U.S. federal, state and local and foreign income tax assets or liabilities (current and deferred); liability for postretirement health care and life insurance benefits (SFAS No. 106); liability for postemployment benefits (SFAS No. 112); prepaid (accrued) pension cost under U.S. plans; and environmental liability associated with the waste sites and remedial measures listed on Schedules 7.3(a), 7.3(b), 7.3(c), 7.3(d) and 7.3(e) of the purchase agreement except with respect to costs incurred or accrued and unpaid prior to Closing with respect to the actions specified on Schedules 7.3(c) and 7.3(d). Balances related to these specific items, which resided on the Sale Companies balance sheets, were effectively eliminated through an adjustment to equity.

                                SCHEDULE 3.1(a)
                      SUBSIDIARIES AND EQUITY INVESTMENTS

                                 United States

Alumax Appliance and Specialty Products, Inc.
Incorporated:    Delaware
Stockholder:     Alumax Fabricated Products, Inc. (100%)

Alumax Building Products, Inc.
Incorporated:    Delaware
Stockholder:     Alumax Fabricated Products, Inc. (100%)

Alumax Coated Products, Inc.
Incorporated:    Delaware
Stockholder:     Alumax Building Products, Inc. (100%)

Alumax Door Products, Inc.
Incorporated:    Indiana
Stockholder:     Alumax Fabricated Products, Inc. (100%)

Euramax Home Products, Inc.
Incorporated:    Delaware
Stockholder:     Alumax Fabricated Products, Inc.


                                     Europe


Alumax S.A.(a)
Incorporated:    Spain
Shareholder:     Alumax Holdings S.A. (100%)(1)

Alumax Coated Products B.V.
Incorporated:    The Netherlands
Shareholder:     Alumax Europe B.V. (100%)

Alumax Coated Products S.A.
Incorporated:    France
Shareholder:     Alumax Industries S.A. (100%)(2)

Alumax Coated Products U.K. Limited

- -----------------------

     (a) Subsidiary to be retained by Alumax Inc. (Retained Subsidiaries)

     (1) One share held by Neil Davies as nominee of Alumax Holdings S.A.

     (2) One share each held by the following individuals as directors: Guy Blanc, Helen Feeney, J. David Smith, Jean Claude Bonnard, Neil Davies, Philippe Berard.

Incorporated:    England and Wales
Shareholder:     Alumax Holdings Limited (100%)

Alumax Ellbee Limited
Incorporated:    England and Wales
Shareholder:     Alumax Holdings Limited (100%)

Alumax Extrusions B.V.(a)
Incorporated:    The Netherlands
Shareholder:     Alumax Europe B.V. (100%)

Alumax Extrusions Limited(a)
Incorporated:    England and Wales
Shareholder:     Alumax Holdings Limited (100%)(3)

Alumax Holdings S.A.(a)
Incorporated:    France
Shareholder:     Alumax Europe B.V. (100%)(4)

Alumax Industries S.A.
Incorporated:    France
Shareholder:     Alumax Holdings S.(A). (100%)(5)

Alumax Polska Sp. z o.o.(a)
Incorporated:    Poland
Shareholder:     Alumax Europe B.V. (100%)

Alumax Recycling B.V.(a)
Incorporated:    The Netherlands
Shareholder:     Alumax Extrusions B.V. (100%)

Alumax U.K. Limiteda
Incorporated:    England and Wales
Shareholder:     Alumax Holdings Limited (100%)

- -----------------------

     (3) One share held by R. P. Wolf as nominee of Alumax Holdings Limited.

     (4) One share each held by the following individuals as directors: Dale LaLonde, Daniel Fargier, Frans Kurvers, Helen Feeney, Jean Claude Bonnard, Robert Wolf.

     (5) One share each held by the following individuals as directors: Aloyse
R. Wagener, Helen M. Feeney, J. David Smith, Jean Lecloux, Neil P. Davies. One share is held by Dale H. LaLonde and another is held by Alumax Holdings S.(A). (transferred from Fred Farrar, although such transfer has not been recorded on the Share Transfer Register).

Kawneer Europe B.V.(a)
Incorporated:    The Netherlands
Shareholder:     Alumax Extrusions B.V. (100%)

Kawneer France S.A.(a)
Incorporated:    France
Shareholder:     Alumax Holdings S.A. (100%)(6)

Kawneer Maroc S.A.(a)
Incorporated:    Morocco
Shareholder:     Alumax Holdings S.A. (75%)

Kawneer Polska Sp. z o.o.(a)
Incorporated:    Poland
Shareholder:     Alumax Europe B.V. (55.5%)

Kawneer U.K. Limited(a)
Incorporated:    England and Wales
Shareholder:     Alumax Holdings Limited (100%)




- -----------------------------

     (6) One share each held by the following individuals as directors: Dale H. LaLonde, Daniel Fargier, Frans Th.H. Kurvers, Helen M. Feeney, Michael T. Vollkommer, R. P. Wolf.

                               SCHEDULE 3.1(d)(i)
                     GOVERNMENTAL CONSENTS, REGISTRATIONS,
                      APPROVALS, PERMITS OR AUTHORIZATIONS


1.       Incorporation of Euramax Home Products, Inc. in Delaware

2. Qualification of Euramax Home Products, Inc. in California, Georgia, Illinois, Pennsylvania, and Texas

3. Environmental permits and other permits and licenses required for business of the Home Products Division of Alumax Aluminum Corporation to be conducted by Euramax Home Products, Inc.

4. The Social Economical Merger Code ("SER besluit Fusiegedrags Regels 1975") notification in the Netherlands and the notification requirements under the Collective Labor Agreement of the Metallurgic and Electrochemical Industries.

5.       Dutch requirement to consult with work councils:

                 The Works Councils of Alumax Coated Products B.V. and Alumax Extrusions B.V. must give a positive advice.

                 Under the applicable collective labor agreement of Alumax Coated Products B.V. there is a notification requirement (see
                 Article X.6 of the CLA).

6. The Works Councils of Alumax Industries SA and Alumax Coated Products SA must have been consulted prior to the sale.

                              SCHEDULE 3.1(d)(ii)
                               REQUIRED CONSENTS


1. Lease, dated March 20, 1990, by and between Peterson Properties Limited and Alumax Aluminum Corporation.

2. Lease, dated October 20, 1992, by and between LaSalle National Trust N.A., not individually but solely as Trustee under Trust Agreement dated July 30, 1983 and known as Trust No. 106729, and Alumax Aluminum Corporation.

3. Lease, dated January 28, 1994, by and between Alexander & Baldwin, Inc. and Alumax Aluminum Corporation, Home Products Division.

4. Lease, dated April 12, 1984, by and between Northgate Investment Company and Alumax Aluminum Corporation.

5. Lease, dated July 28, 1972, by and between J. L. Williams & Co., Inc. and Howmet Corporation (predecessor in interest to Alumax Aluminum Corporation, Home Products Division).

6. Lease, dated March 4, 1993, by and between Prudential Insurance Company of America and Alumax Fabricated Products, Inc.

7. Supply Agreement, dated July 5, 1995, between (i) Atrak Limited, (ii) Boomer Industries Limited and (iii) Alumax Ellbee Limited. Under Clause 10.2 either Atrak or Ellbee may terminate the agreement if there is any change in the beneficial ownership of any of the parties other than as a result of a bona fide intra-group reorganization or intra-family share transfer.

8. Master Standard Buying Agreement, dated January 12, 1995, by and between Lowe's Companies, Inc. and Alumax Aluminum Corporation, Home Products Division.

                                SCHEDULE 3.1(f)
                              CHANGES IN BUSINESS


1. Alumax Severance Pay Plan, effective January 1, 1994, as amended May 1, 1996. The amendment is effective retroactive to January 1, 1996.

2. The Alumax Incentive Compensation plan bonus will be paid to participants pro rata to the number of months of Alumax ownership of the Sale Companies in 1996.

3. The salary of Mr. David Pugh, recently appointed Managing Director or Alumax Ellbee Limited, has been increased with effect from May 1, 1996 by the sum of L.8,000 per annum.

4. Swift Caravans, a customer of Alumax Ellbee Limited, has notified Alumax Ellbee Limited that it is evaluating the product of a competitor of Alumax Ellbee Limited in relation to doors for touring caravans. Sales of such doors to Swift Caravans in 1995 amounted to approximately L.500,000.

5. Fred Farrar, Managing Director of Alumax Ellbee Ltd., retired on February 29, 1996 at age 61. He was granted a pension augmentation in the form of additional pensionable service. The cost of this was approximately L.17,653 and has now been paid into the UK Pension Scheme by Alumax Ellbee Limited and will be booked in full against the earning of that company by the end of May 1996. See, in particular, documents b.12 to b.16, inclusive, of the documents listed in Schedule 3.1(m)(xii).

6.       See also disclosure regarding the retention bonus in item no. 2 of
         Schedule 4.1(iii).

7. Alumax Mill Products, Alumax Fabricated Products and Alumax Building Products will be entering into a settlement agreement with Decatur Aluminum Corporation (see Schedule 3.1(o)). In connection with that settlement, the parties intend to amend and restate the Supply Agreement effective January 9, 1994, by and between Decatur Aluminum Corporation and Alumax Fabricated Products, Inc. (see Schedule 3.1(p)).

8. Asset sale involving assets used in the manufacture of acrylic windows by Alumax Ellbee Limited pursuant to Asset Transfer Agreement between Alumax Ellbee Limited and Polyplastics B.V., dated February 28, 1996 (see Schedule 3.1(p)).

9. According to a letter from the Delegation a l'Amenagement du Territoire et a l'Action Regionale (DATAR) dated March 14, 1996, Alumax Coated Products S.A. has been granted a subsidy of FF 1,000,000 conditional upon (i) Alumax Coated Products S.A. being granted a FF 4,000,000 loan, (ii) a continuous financial support from the group of FF 11,000,000 and (iii) the creation of 40 permanent jobs at Alumax Coated Products S.A. by January 1, 1998. Alumax Coated Products S.A. has already received one third of the subsidy (i.e. approximately FF 300,000). The reimbursement of the balance of the loan of FF 20,000,000 from Alumax Holdings S.A. to Alumax Coated Products S.A. dated December 2, 1993 (which was FF 12,000,000 on March 20, 1995) could jeopardize the right to such subsidy, which may have to be repaid.

10. De Brauw Blackstone Westbroek are working on an amendment to the Articles of Association of Alumax Coated Products B.V., which amendment would change the fiscal year of Alumax Coated Products B.V.

11. A new collective bargaining agreement is in the course of negotiation between FME, on behalf of employers within the industry, and the trade unions, and will be binding on Alumax Coated Products B.V.

12. One of the customers of Alumax Industries S.A., Transloko, has filed for bankruptcy. FF 1,500,000 is due from the customer. The management of Alumax Industries S.A. anticipates that the company's credit insurance will cover up to 85% of that amount although no warranty is given to this effect. Alumax Industries S.A. continues to deal with the customer on a pre-payment basis.

13. Alumax Coated Products B.V. is considering issuing proceedings for the payment of NLG 35,000 against VOF Bravo Plafonds and approximately NLG 60,000 against Wolwega Panelen B.V. See also Schedule 3.1(o).

14. The zero balance account to which Alumax Coated Products B.V. and Alumax Europe B.V. participate will be terminated prior to Closing.

15. Alumax Coated Products B.V. has suffered a slight drop in turnover which it may not make up for prior to Closing.

16. The registration of Alumax Europe B.V. for VAT purposes has been questioned by the Dutch tax authorities. See Schedule 3.1(q), item 5 for clarification.

17. The returns filed by Alumax Coated Products B.V. did not, according to the Dutch tax authorities, adequately reflect the VAT due in respect of the use of company cars and the cantina of Alumax Coated Products B.V.

18. The loan made by Alumax Europe B.V. to Kawneer Aluminum GmbH as laid down in the promissory note dated as May 6, 1994 has been repaid after December 31, 1995.

19. After December 31, 1995, Alumax Europe B.V. has incurred costs in the amount of approximately NLG 465,000 in respect of the study into the possibility of further acquisitions.

20. Alumax Europe B.V. has issued joint and several liability statements in respect of certain of its subsidiaries pursuant to article 403, Volume 2 of the Dutch Civil Code. Some or all of these statements may be withdrawn or may be in the process of being withdrawn.

                                SCHEDULE 3.1(g)
                                  LIABILITIES


1. Guarantee given to Secretary of State for Trade & Industry by Euramax Aluminum Limited (now Alumax Coated Products U.K. Limited) dated May 5, 1989 (the parties are Ametalco Limited, Euramax Aluminum Limited, and the Secretary of State for Trade & Industry).

2. Cross guarantee given by Alumax Holdings Limited to National Westminster Bank dated March 21, 1994 in respect of UK Centralized Cash Management System, dated March 1994.*

3. Guarantee given by National Westminster Bank to HM Customs & Excise (L.50,000) dated March 21, 1994 for payment of sums due by Alumax Ellbee Ltd. and counter-indemnity given by Alumax Ellbee Ltd. to National Westminster Bank.*

4. Guarantee given by National Westminster Bank to HM Customs & Excise for payment of sums due by Alumax Coated Products Ltd. and counter-indemnity given by Alumax Coated Products Ltd. (L.30,000).*

5. Cross guarantee for centralized cash management system of Alumax Inc., dated March 24, 1994 (guarantees the obligations of Alumax Holdings Limited, Alumax Coated Products UK and Alumax Ellbee Limited and Kawneer UK Limited).*

6. Indemnity from Alumax Holdings Limited to National Westminster Bank, dated March 24, 1994.*

7. Cross guarantee for centralized cash management system of Alumax Coated Products UK Limited, dated March 30, 1994 (guarantees the obligations of Alumax Holdings Limited, Alumax Ellbee Limited and Kawneer UK Limited).*

8. Cross guarantee for centralized cash management system of Alumax Ellbee Limited, dated March 1994 (guarantees the obligations of Alumax Coated Products UK Limited, Alumax Holdings Limited and Kawneer UK Limited).*





- --------------------------

     *   Will be terminated prior to Closing.

9. Alumax Coated Products B.V. and Alumax Europe B.V. have additional tax obligations as set forth in Schedule 3.1(q) (see numbers 4 and 5).*

10. Alumax Europe B.V. has issued joint and several liability statements in respect of certain of its subsidiaries pursuant to article 403, Volume 2 of the Dutch Civil Code. Some or all of these statements may be withdrawn or may be in the process of being withdrawn.

11. Alumax Holdings Limited has contingent liability pursuant to a guarantee given to the landlord of property at 3rd Floor, 40 Clifton Street, Uxbridge in respect of payment of rent by the tenant, payment of service charge, and performance and observance of covenants contained in the lease by the tenant. In the event of the tenant's liquidation, Alumax Holdings Limited is obliged, at the request of the landlord, to take up the lease.

12. Alumax Coated Products UK Limited has a contingent liability pursuant to an underlease of property at 134A High Street, Uxbridge assigned to Career Care Limited in 1990.





- --------------------------

     *   Will be terminated prior to Closing.

                                SCHEDULE 3.1(h)
                                 REAL PROPERTY

                                                                                                                  OWNED/
SUBSIDIARY/DIVISION                           ADDRESS                           CITY                              LEASED

Alumax Building Products, Inc.
Plant-Subleasing Bldg.                        1400/11/21 North Daly             Anaheim, CA                       leased
Plant                                         849/851 Railroad St.              Bloomsburg, PA                    leased
Plant                                         206 Kesco Dr.                     Bristol, IN                       owned
Office                                        406 Kesco Dr.                     Bristol, IN
Headquarters                                  14651 Dallas Parkway              Dallas, TX                        leased
Plant                                         160 County Rd. 15 S               Elkhart, IN                       leased
Plant                                         2211 W. 8th St.                   Loveland, CO                      leased
Plant                                         700 So. 2nd Ave.                  Mansfield, TX                     owned
Plant                                         1820 East 26th St.                Marshfield, WI                    owned
Plant                                         1000 W. First St.                 McPherson, KS                     owned
Plant                                         39 W. Hampton                     Mesa, AZ                          leased
Plant                                         680 Gordon Dr.                    Moulton, AL                       owned
Closed as of 12/31/93-Subleased               Shelly Land Rd                    Mount Joy, PA                     leased
Plant                                         207 Watlington Industrial Rd.     Reidsville, NC                    leased
Plant                                         28921 E. Hwy 74                   Romoland, CA                      owned
Plant                                         1360 Wilco Rd.                    Stayton, OR                       leased
Plant                                         Rt. 41 So. & Lamb Dr.             Tifton, GA                        leased
Plant                                         1550 Parkway Blvd.                West Sacramento, CA               leased

Alumax Coated Products, Inc.
Plant                                         119 N. Sebastian Rd.              West Helena, AR                   owned

Alumax Door Products, Inc.
Plant                                         1410 S.W. 12th Ave.               Ocala, FL                         leased
Plant/Office                                  305 Industrial Parkway            Richmond, IN                      leased

Alumax Fabricated Products, Inc.
Headquarters                                  5335 Triangle Parkway             Norcross, GA                      leased

                                                                                                                  OWNED/
SUBSIDIARY/DIVISION                           ADDRESS                                    CITY                     LEASED
Appliance and Specialty Products, Inc.
Plant                                         Hwy. 36, Milton Rd.                        Carrollton, KY           owned
Plant                                         3510 Lightner Rd.                          Vandalia, OH             leased

Euramax Home Products, Inc.(1)
Service Center                                6235 W. 73rd. St.                          Bedford Park, IL         leased
Service Center                                1025 Avenue S, Suite 150                   Grand Prairie, TX        leased
Plant                                         450 Richardson Dr.                         Lancaster, PA            owned
Service Center                                3701-A Pell Circle                         Sacramento, CA           leased
Service Center                                4777 Stone Dr.                             Tucker, GA               leased

Alumax Coated Products U.K. Limited
Plant                                         Brunel Road                                Corby, England           owned
Undeveloped                                   Brunel Road                                Corby, England           owned
Plant                                         Macadam Road                               Corby, England           owned

Alumax Holdings Limited/Alumax Coated
Products U.K. Limited                         Cowley Mill Road                           Uxbridge, England        leased
Office

Alumax Ellbee Limited
Plant                                         Grangefield Works,                         Pudsey, England          two parts leased;
                                              Richardshaw Road (North side)                                       one owned
Plant                                         Grangefield Works,                         Pudsey, England          two leases
                                              Richardshaw Road (South side)



- ----------------------------------

     (1)Presumes transfer of real property owned and leased by the Home Products Division of Alumax Aluminum Corporation to Euramax Home Products, Inc.

                                                                                                                  OWNED/
SUBSIDIARY/DIVISION                           ADDRESS                           CITY                              LEASED
Alumax Coated Products S.A.
Plant                                         Avenue Louis-Antoine Beaunier     Andrezieux-Boutheon, France       owned

Alumax Industries S.A.
Plant                                         Complexe Industriel De Meron      Montreuil-Bellay, France          owned

Alumax Coated Products B.V.(2)
Plant                                         Industrieweg 6                    Roermond, Netherlands             owned
Plant                                         Productieweg 2                    Roermond, Netherlands             owned

With respect to the UK Properties, Seller has made further disclosure to Purchaser through Purchaser's U.K. counsel by delivery of the documents reflected on the attached Annex to Schedule 3.1(h).

The Seller has not delivered deeds relating to the leasehold and freehold property at Grangefield Works, Pudsey, England marked on the plan attached as Exhibit F to the Agreement. The Seller cannot locate such deeds. An application has been filed with the Land Registry for the issue of replacement Land certificates.

After the transfer of land by Alumax Coated Products B.V. to Alumax Extrusions B.V., it is possible that the buildings located on the land may contravene statutory provisions which require building to be sited a certain distance from the boundary of such property.

The real property of Alumax Coated Products B.V. is encumbered with a right pursuant to the "Belemmeringenwet Privaatvecht" in favor of Industrieschap Roerstreek. The real property of Alumax Coated Products B.V. is encumbered by a right of the Industrieschap Roerstreek, a governmental organization, which inter alia, prohibits Alumax Coated Products or any subsequent owner of the real property from using the premises for retail trade. Alumax Coated Products B.V. has complied with the obligations concerning construction contained in the deeds of transfer relating to its real property dated March 15, 1973, February 17, 1974, and March 9, 1996.




- ----------------------------------

     (2)Alumax Coated Products B.V. holds legal title to real property occupied by Alumax Extrusions B.V. at Industrieweg 8, Roermond, Netherlands and will transfer such title to Alumax Extrusions B.V. prior to Closing.

                            ANNEX to Schedule 3.1(h)

  ALUMAX PROPERTIES IN THE UK
  ---------------------------------------------------------------------------------------
  1.        UNITS 1 AND 2 GRANGEFIELD:
            --------------------------
  ---------------------------------------------------------------------------------------
  1.1       Letter - British Gas North Eastern to Simpson Curtis             undated
  ---------------------------------------------------------------------------------------
  1.2       Copy Agreement for Sale - Leedsford (Structures)                 undated
            Limited (1) Ellbee Limited (2)
  ---------------------------------------------------------------------------------------
  1.3       Copy Memorial of Conveyance - Ralph Lobley Proctor               12.04.06
            and Joseph Henry Ward (1) Sam Cordingley (2)
  ---------------------------------------------------------------------------------------
  1.4       Copy Second Schedule of Abstract of Title                        23.11.25
  ---------------------------------------------------------------------------------------
  1.5       Copy Memorial of Conveyance - Bertha Whitham (1) The             23.01.62
            Mayor Alderman and Burgesses of the Borough of Pudsey
            (2)
  ---------------------------------------------------------------------------------------
  1.6       Copy of Conveyance - Bertha Whitham (1) The Mayor                08.05.64
            Aldermen and Burgesses of the Borough of Pudsey
  ---------------------------------------------------------------------------------------
  1.7       Copy lease - the Mayor Aldermen and Burgesses of the             21.1.65
            Borough of Pudsey (1) Samuel Gratix Limited (2)
  ---------------------------------------------------------------------------------------
  1.8       Letter - Eddisons Chartered Surveyors to Ellbee                  09.11.83
            Limited
  ---------------------------------------------------------------------------------------
  1.9       Copy report on Condition of Factory Unit -  J                    07.4.88
            Robinson & Son (Consulting Engineers) Limited
  ---------------------------------------------------------------------------------------
  1.10      Copy Deed of Surrender - Thorn EMI plc (1) Ellbee                  1989
            Limited (2)
  ---------------------------------------------------------------------------------------
  1.11      British Coal Mining Search - British Coal to Simpson             25.04.89
            Curtis
  ---------------------------------------------------------------------------------------
  1.12      Letter - British Telecom to Simpson Curtis                       02.05.89
  ---------------------------------------------------------------------------------------
  1.13      Letter - Yorkshire Electricity Board to Simpson                  09.05.89
            Curtis
  ---------------------------------------------------------------------------------------
  1.14      Local Land Charges Search                                        25.05.89
  ---------------------------------------------------------------------------------------
  1.15      Copy Report on Title                                             26.07.89
  ---------------------------------------------------------------------------------------
  1.16      Land Certificate for Title Number WYK4500008,                    26.03.91
            compared with register on
  ---------------------------------------------------------------------------------------
  1.17      British Coal Mining Search                                       18.03.96
  ---------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------
  1.18      Copy letter to Nottingham District Land Registry and             19.03.96
            Copy Office Copy Entries - Land Register: Title No.
            YK 16740
  ---------------------------------------------------------------------------------------
  1.19      Copy local search                                                22.03.96
  ---------------------------------------------------------------------------------------
  1.20      Copy lease between the Mayor Aldermen and Burgesses              28.07.64
            of the Borough of Pudsey (1) and S.M.L. Engineers
            Limited (2)
  ---------------------------------------------------------------------------------------
  1.21      Copy lease between the Mayor Aldermen and Burgesses              25.06.65
            of the Borough of Pudsey (1) and S.M.L. Engineers
            Limited (2)
  ---------------------------------------------------------------------------------------
  1.22      Replies to General Enquiries before Contract and                 19.06.96
            Supplemental Enquiries together with enclosures
            referred to in replies
  ---------------------------------------------------------------------------------------
  1.23      Copy Lease - Unit 3, First Avenue, Grangefield                   04.04.95
            Industrial Estate, Pudsey
  ---------------------------------------------------------------------------------------
  2.        MACADAM ROAD
            ------------
  ---------------------------------------------------------------------------------------
  2.1       Bundle of Pre-Registration Deeds and Documents as
            listed on schedule with bundle
  ---------------------------------------------------------------------------------------
  2.2       Copy Conveyance and Assignment - Lloyds Ironstone                30.12.32
            Company Limited (1) Stewarts & Lloyds Limited (2)
  ---------------------------------------------------------------------------------------
  2.3       Copy Lease - Commission for the New Towns (1) The                14.04.82
            East Midland Electricity Board (2)
  ---------------------------------------------------------------------------------------
  2.4       Copy Lease (two copies) - Commission for the New                 28.05.82
            Towns (1) Boulton and Paul Plc (2)
  ---------------------------------------------------------------------------------------
  2.5       Underlease - Boulton and Paul Plc (1) L. B.                      02.01.86
            (Plastics) Limited (2)
  ---------------------------------------------------------------------------------------
  2.6       Two Land Registry Index Map Searches                             18.06.87
  ---------------------------------------------------------------------------------------
  2.7       Conveyance - Commission for the New Towns (1) L. B.              29.09.87
            Plastics Limited (2)
  ---------------------------------------------------------------------------------------
  2.8       Official Search Certificate Number S5212260                      16.09.87
  ---------------------------------------------------------------------------------------
  2.9       Fire Certificate - Northamptonshire Fire Authority               13.01.89
            (1) Sky Home Improvements Limited (2)
  ---------------------------------------------------------------------------------------
  2.10      Land Certificate Title NN107987                                  14.09.90
  ---------------------------------------------------------------------------------------
  2.11      Local Search - Corby District Council                            28.09.90
  ---------------------------------------------------------------------------------------
  2.12      Company Search - L. B. Plastics Limited                          07.11.90
  ---------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------
  2.13      Copy Local Land Charges Search - Corby Borough                   20.03.96
            Council
  ---------------------------------------------------------------------------------------
  2.14      Replies to General Enquiries before Contract - Long              19.06.96
            Form together with enclosures referred to in replies
  ---------------------------------------------------------------------------------------
  3.        BRUNEL ROAD (LAND ONLY)
            -----------------------
  ---------------------------------------------------------------------------------------
  3.1       Copy Receipt for Compensation Money                              30.07.03
  ---------------------------------------------------------------------------------------
  3.2       Copy Conveyance - G L T Brudenell (1) J C B Bruce and            26.06.31
            K O Hunter (2) Coutts & Co (3) Lloyds Ironstone
            Company Limited (4)
  ---------------------------------------------------------------------------------------
  3.3       Copy Conveyance - The London Midland and Scottish                13.08.34
            Railway Company (1) Stewarts & Lloyds Limited (2)
  ---------------------------------------------------------------------------------------
  3.4       Copy Lease - Sir Michael Clume Seymour (1) Stewarts &            18.12.35
            Lloyds Limited (2)
  ---------------------------------------------------------------------------------------
  3.5       Copy Conveyance - L B Pain (1) J W Pain & Anor (2)               30.07.36
            Stewarts & Lloyds Limited (3)
  ---------------------------------------------------------------------------------------
  3.6       Copy of the Electricity (Supply) Acts 1882 to 1936,              11.03.49
            Electricity Act 1947
  ---------------------------------------------------------------------------------------
  3.7       Copy Conveyance and Surrender - E C S J G Brudenell              08.03.63
            (1) Mrs M J Brudenell & Anor (2) E C S J G Brudenell
            & Anor (3) Mrs M J Brudenell & Others (4) Guardian
            Assurance Company Limited (5) Stewarts & Lloyds
            Minerals Limited (6)
  ---------------------------------------------------------------------------------------
  3.8       Copy Memorandum and Articles of Association                      18.05.65
  ---------------------------------------------------------------------------------------
  3.9       Copy Licence - British Steel Corporation (1) Corby               12.07.78
            Development Corporation
  ---------------------------------------------------------------------------------------
  3.10      Copy Deed of Grant - Stewarts & Lloyds Limited (1)               27.10.67?
            The Central Electricity Generating Board (2)
  -----------------------------------------------------------------------------------------
  3.11      Copy Conveyance and Plan - British Steel Corporation             21.03.80
            (1) Corby Development Corporation (2)
  ---------------------------------------------------------------------------------------
  3.12      Copy Deed of Grant - Commission for the New Towns (1)            14.04.82
            The East Midland Electricity Board (2)
  ------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------
  3.13      Deed of Agreement - British Still plc (1) Alumax                 03.11.94
            Coated Products UK Limited (2)
  ---------------------------------------------------------------------------------------
  3.14      Land Certificate Title Number NN174656                           21.07.95
  ---------------------------------------------------------------------------------------
  3.15      Bundle of old plans and searches
  ---------------------------------------------------------------------------------------
  3.16      Copy Local Land Charges Search                                   10.04.96
  ---------------------------------------------------------------------------------------
  3.17      Replies to General Enquiries before Contract - Long              19.06.96
            Form together with enclosures referred to in replies
  ---------------------------------------------------------------------------------------
  4.        BRUNEL ROAD (MAIN FACTORY)
            --------------------------
  ---------------------------------------------------------------------------------------
  4.1       Copy Indenture - Earl of Westmoreland and Anor (1)               26.06.08
            The Dowager Countess of Cardigan and Lancastre (2) S
            Lloyds (3) Lloyds Ironstone Co. Ltd (4)
  ---------------------------------------------------------------------------------------
  4.2       Copy Assignment - Lloyds Ironstone Co. Ltd (1)                   30.12.32
            Stewarts & Lloyds Ltd (2)
  ---------------------------------------------------------------------------------------
  4.3       Copy Consent - Stewarts & Lloyds Ltd to The British              11.03.49
            Electricity Authority
  ---------------------------------------------------------------------------------------
  4.4       Copy Deed of Grant - Stewarts & Lloyds Ltd (1) The               27.10.67
            Central Electricity Generating Board (2)
  ---------------------------------------------------------------------------------------
  4.5       Copy Conveyance and Surrender - E C S J G Brudenell              08.03.63
            (1) Mrs M J Brudenell & Anor (2) E C S J G Brudenell
            & Anor (3) Mrs M J Brudenell and Others (4) Guardian
            Assurance Co. Ltd (5) Stewarts & Lloyds Minerals Ltd
            (6)
  ---------------------------------------------------------------------------------------
  4.6       Copy of the Steel Companies (Vesting) Order 1970                 18.03.70
  ---------------------------------------------------------------------------------------
  4.7       Copy Licence - British Steel Corporation (1) Corby               12.07.78
            Development Corporation (2)
  ---------------------------------------------------------------------------------------
  4.8       Copy Letter - British Steel Corporation to Corby                 12.02.80
            Development Corporation
  ---------------------------------------------------------------------------------------
  4.9       Copy The Corby Development Corporation (Transfer of              31.01.80
            Property and Dissolution) Order 1980
  ---------------------------------------------------------------------------------------
  4.10      Copy Conveyance - British Steel Corporation (1) Corby            21.03.80
            Development Corporation (2)
  ---------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------
  4.11      Letter with General Authority annexed - Department of            20.10.81
            Environment to Commission for the New Towns
  ---------------------------------------------------------------------------------------
  4.12      Local Search & Enquiries - Corby District Council                30.10.81
  ---------------------------------------------------------------------------------------
  4.13      Agreement - The Commission for the New Towns (1)                 23.11.81
            Euramax Aluminium Ltd (2)
  ---------------------------------------------------------------------------------------
  4.14      Official Search                                                  14.12.81
  ---------------------------------------------------------------------------------------
  4.15      Office Copy of Land Charge of 48080/31 with plan                 22.12.81
  ---------------------------------------------------------------------------------------
  4.16      Official Search - Certificate No G3142026                        25.1.82
  ---------------------------------------------------------------------------------------
  4.17      Official Search - Certificate No G3143026                        25.1.82
  ---------------------------------------------------------------------------------------
  4.18      Conveyance - The Commission for the New Towns (1)                10.2.82
            Euramax Aluminium Ltd (2)
  ---------------------------------------------------------------------------------------
  4.19      Copy Local Land Charges Search                                   10.04.96
  ---------------------------------------------------------------------------------------
  4.20      Replies to General Enquiries before Contract - Long              19.06.96
            Form together with enclosures referred to in replies
  ---------------------------------------------------------------------------------------
  5.        UNIT 11 WILLOW COURT
            --------------------
  ---------------------------------------------------------------------------------------
  5.1       Lease                                                            17.04.90
  ---------------------------------------------------------------------------------------
  5.2       Copy Local Land Charges Search                                   02.04.96
  ---------------------------------------------------------------------------------------
  5.3       Replies to General Enquiries before Contract and undated but sent out to
            Supplemental Enquiries together with enclosures Dibb Lupton Broomhead referred to in replies 25.04.96
  ---------------------------------------------------------------------------------------
  6.        BROOK BUSINESS CENTRE/11 COWLEY MILL ROAD, UXBRIDGE
            ---------------------------------------------------
            (FORMERLY KNOWN AS UNIT 11 WILLOW COURT)
            ----------------------------------------
  ---------------------------------------------------------------------------------------
  6.1       Land Certificate Title Number AGL17547                           03.05.90
  ---------------------------------------------------------------------------------------
  6.2       Letter - 1. Refuge Assurance Plc 2. Euramax Aluminium            10.07.89
            Limited
  ---------------------------------------------------------------------------------------
  6.3       Warranty Agreement - 1. The Waterman Partnership  2.             14.03.90
            Sheraton UK Limited  3. Euramax Aluminium Limited
  ---------------------------------------------------------------------------------------
  6.4       Warranty Agreement - 1. Murdoch Green & Partners  2.             15.03.90
            Sheraton UK Limited  3. Euramax Aluminium Limited
  ---------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------
  6.5       Warranty Agreement - 1. Ralph T King & Associates                16.03.90
            Limited  2. Sheraton UK Limited  3. Euramax Aluminium
            Limited
  ---------------------------------------------------------------------------------------
  6.6       Copy Consent to Dealing - 1.  United Dominions Trust             17.04.90
            Limited  2. Sheraton UK Limited
  ---------------------------------------------------------------------------------------
  6.7       Lease - 1. Sheraton UK Limited 2. Euramax Aluminium              17.04.90
            Limited
  ---------------------------------------------------------------------------------------
  6.8       Licence for Alterations - 1. Sheraton UK Limited 2.              19.04.90
            Euramax Aluminium Limited
  ---------------------------------------------------------------------------------------
  6.9       Copy letter from Slaughter & May confirming no                   02.11.90
            contingent liabilities in respect of 134 High Street,
            Uxbridge
  ---------------------------------------------------------------------------------------
  6.10      See 5.3 above.
  ---------------------------------------------------------------------------------------
  7.        FREEHOLD TITLE NO: YK16740 GRANGEFIELD WORKS
            --------------------------------------------
            GRANGEFIELD ROAD STANINGLY PUDSEY WEST YORKSHIRE:
            -------------------------------------------------
  ---------------------------------------------------------------------------------------
  7.1       Copy Certificate of Incorporation on Change of Name              13.12.72
            from SML (Engineers) Limited to Ellbee Limited
  ---------------------------------------------------------------------------------------
  7.2       Copy Deed of Release - SML (Engineers) Limited (1)               17.03.76
            British Railways Board (2)
  ---------------------------------------------------------------------------------------
  7.3       Copy Deed of Grant - Leeds City Council (1) Ellbee               06.03.79
            Limited (2) Samuel Lazarus (3) Lloyds Bank Limited
            (4)
  ---------------------------------------------------------------------------------------
  7.4       Copy Letter (Open Market Valuation Report) - Eddisons            09.11.83
            Chartered Surveyors (1) Ellbee Limited (2)
  ---------------------------------------------------------------------------------------
            Fire Certificate - West Yorkshire Fire Service                   26.08.88
  ---------------------------------------------------------------------------------------
                                            ANNEX to Schedule 3.1(h) (continued)
  ---------------------------------------------------------------------------------------
            Copy Fire Alarm Agreement - Abel Alarm Co Limited (1)            16.02.93
            Ellbee Limited (2)
  ---------------------------------------------------------------------------------------
            Copy Fire Appliance Maintenance Agreement - LEPOL (1)            11.05.94
            Ellbee windows Limited (2)
  ---------------------------------------------------------------------------------------
  7.5       Copy Certificate of Incorporation on Change of Name
            from Ellbee Limited to Alumax Ellbee Limited
  ---------------------------------------------------------------------------------------
  7.6       Copy Planning Permission, Building Plans, Practical              02.03.95
            Completion Statement, Contract and Drawings - Leeds
            City Council
  ---------------------------------------------------------------------------------------

  7.7       Copy Heating Maintenance Agreement - ICH Limited (1)             11.05.95
            Ellbee Limited (2)
  ---------------------------------------------------------------------------------------
  7.8       Copy Planning Permission, Building Plans, Practical              15.05.95
            Completion Statement, Contract and Drawings - Leeds
            City Council
  ---------------------------------------------------------------------------------------
  7.9       Copy Office Copy Entries and Filed Plan                          18.03.96
  ---------------------------------------------------------------------------------------
  7.10      Copy Letter - Alumax Ellbee Limited (1) Nottingham               19.03.96
            District Land Registry (2)
  ---------------------------------------------------------------------------------------
  7.11      Copy Letter - Nottingham District Land Registry (1)              26.03.96
            Alumax Ellbee Limited (2)
  ---------------------------------------------------------------------------------------
  7.12      Copy Coal Authority Search                                       19.04.96
  ---------------------------------------------------------------------------------------
  7.13      Copy Local Land Charges Search and Local Authority               01.05.96
            Enquiries
  ---------------------------------------------------------------------------------------
  7.14      Copy Letter - Leeds City Council Highways and                    15.05.96
            Transportation Department
  ---------------------------------------------------------------------------------------
  7.15      Replies to General Enquiries before Contract - Long              19.06.96
            Form together with enclosures referred to in replies
  ---------------------------------------------------------------------------------------
  8.        LEASEHOLD TITLE: YK17367 LAND ON THE NORTH SIDE OF
            --------------------------------------------------
            RICHARDSHAW ROAD GRANGEFIELD INDUSTRIAL ESTATE PUDSEY
            -----------------------------------------------------
            WEST YORKSHIRE
            --------------
  ---------------------------------------------------------------------------------------
  8.1       Copy Lease - The Mayor Alderman and Burgesses of the             28.07.64
            Borough of Pudsey (1) SML (Engineers) Limited (2)
  ---------------------------------------------------------------------------------------
  8.2       Copy Certificate on Change of Name from SML                      13.12.72
            (Engineers) Limited to Ellbee Limited
  ---------------------------------------------------------------------------------------
  8.3       Copy Deed of Release - SML (Engineers) Limited (1)               17.03.76
            British Railways Board (2)
  ---------------------------------------------------------------------------------------
  8.4       Copy Deed of Grant - Leeds City Council (1) Ellbee               06.03.79
            Limited (2) Samuel Lazarus (3) Lloyds Bank Limited
            (4)
  ---------------------------------------------------------------------------------------
  8.5       Copy letter (Open Market Valuation Report) - Eddisons            09.11.83
            Chartered Surveyors (1) Ellbee Limited (2)
  ---------------------------------------------------------------------------------------
  8.6       Copy Certificate of Incorporation on Change of Name              19.09.94
            from Ellbee Limited to Alumax Ellbee Limited
  ---------------------------------------------------------------------------------------
  8.7       Copy Coal Authority Search                                       25.04.96
  ---------------------------------------------------------------------------------------

  8.8       Copy Office Copy Entries and Filed Plan                          29.04.96
  ---------------------------------------------------------------------------------------
  8.9       Copy Local Land Charges Search and Local Authority               01.05.96
            Enquiries
  ---------------------------------------------------------------------------------------
  8.10      Copy Letter - Leeds City Council Highways and                    15.05.96
            Transportation Department
  ---------------------------------------------------------------------------------------
  8.11      Replies to Supplemental Enquiries - Assignment of                20.06.96
            Lease
  ---------------------------------------------------------------------------------------
  9.        LEASEHOLD TITLE NO: YK20826 LAND ON THE EAST SIDE OF
            ----------------------------------------------------
            GRANGEFIELD ROAD GRANGEFIELD INDUSTRIAL ESTATE PUDSEY
            -----------------------------------------------------
            WEST YORKSHIRE
            --------------
  ---------------------------------------------------------------------------------------
  9.1       Copy Lease - The Mayor Aldermen and Burgesses of the             25.06.65
            Borough of Pudsey (1) SML (Engineers) Limited (2)
  ---------------------------------------------------------------------------------------
  9.2       Copy Certificate of Incorporation on Change of Name              13.12.72
            from SML (Engineers) Limited to Ellbee Limited
  ---------------------------------------------------------------------------------------
  9.3       Copy Deed of Release - SML (Engineers) Limited (1)               17.03.76
            British Railways Board (2)
  ---------------------------------------------------------------------------------------
  9.4       Copy Deed of Grant - Leeds City Council (1) Ellbee               06.03.79
            Limited (2) Samuel Lazarus (3) Lloyds Bank Limited
  ---------------------------------------------------------------------------------------
  9.5       Copy letter (Open Market Valuation Report) - Eddisons            09.11.83
            Chartered Surveyors (1) Ellbee Limited (2)
  ---------------------------------------------------------------------------------------
  9.6       Copy Certificate of Incorporation on Change of Name              19.09.94
            from Ellbee Limited to Alumax Ellbee Limited
  ---------------------------------------------------------------------------------------
  9.7       Copy of Coal Authority Search                                    25.04.96
  ---------------------------------------------------------------------------------------
  9.8       Copy Office Copy entries and Filed Plan                          29.04.96
  ---------------------------------------------------------------------------------------
  9.9       Copy Local Land Charges Search and Local Authority               01.05.96
            Enquiries
  ---------------------------------------------------------------------------------------
  9.10      Copy Letter - Leeds City Council Highways and                    15.05.96
            Transportation Department
  ---------------------------------------------------------------------------------------
  9.11      Replies to Supplemental Enquiries - Assignment of                20.06.96
            Lease
  ---------------------------------------------------------------------------------------

10.       Combined Freehold and Leasehold Site on the North
          -------------------------------------------------
          side of Richardshaw Road Grangefield Industrial
          -----------------------------------------------
          Estate Pudsey combining all three properties numbered
          -----------------------------------------------------
          7,8 and 9 above:
          ---------------
- ---------------------------------------------------------------------------------------
10.1      Inspection Report from Derek J Batten Chartered                  28.05.96
          Surveyor with Album of 29 photographs ancillary above:
- ---------------------------------------------------------------------------------------
10.2      Additional Preliminary Enquiries together with                   20.06.96
          enclosures referred to in replies
- ---------------------------------------------------------------------------------------
11.       MISCELLANEOUS RE:  ALUMAX PROPERTIES IN THE UK
          ----------------------------------------------
- ---------------------------------------------------------------------------------------
11.1      Bundle of correspondence and other Schedules passing           15.03.96 to
          between Baker & McKenzie and Dibb Lupton Broomhead               20.06.96
- ---------------------------------------------------------------------------------------
ADDITIONAL DOCUMENTS
1.        Copy of Underlease of 3rd floor, 40 Clifton Street,
          Uxbridge, dated November 11, 1993
- ---------------------------------------------------------------------------------------
ADDITIONAL DISCLOSURES
- ---------------------------------------------------------------------------------------

                                                                                     ANNEX to Schedule 3.1(h) (continued)
  1.        All the title deeds relating to the freehold and two
            leasehold properties incorporated in Titles YK16740,
            YK17367 and YK20826 have been lost and despite
            exhaustive searches cannot be located

            Replacement Land Certificates have been applied for.

  2. Contingent liability could arise under a Lease dated the 22 June 1979 relating to 134 High Street Uxbridge between Refuge Assurance (1) and Alumax Limited (2) which was assigned in 1990 to Career Care Limited.
            Further details are being obtained from Alumax's former solicitors.

  3. Contingent liability could arise under a Guarantee given by Alumax Holdings Limited in an Underlease of the 3rd floor 40 Clifton Street, Uxbridge. Further details are being sought.

  4. Contingent unquantifiable liability could arise under the lease of Unit 3 in respect of dilapidations.

                               SCHEDULE 3.1(h)(x)
                  PROPERTY LEASE LIABILITIES - UNITED KINGDOM


1. Alumax Holdings Limited has contingent liability pursuant to a guarantee given to the landlord of property at 3rd Floor, 40 Clifton Street, Uxbridge in respect of payment of rent by the tenant, payment of service charge, and performance and observance of covenants contained in the lease by the tenant. In the event of the tenant's liquidation, Alumax Holdings Limited is obliged, at the request of the landlord, to take up the lease.

2. Alumax Coated Products UK Limited has a contingent liability pursuant to an underlease of property at 134A High Street, Uxbridge assigned to Career Care Limited in 1990.

                               SCHEDULE 3.1(i)
                              PERSONAL PROPERTY

1. The bank accounts in the name of Alumax Europe B.V. and Alumax Coated Products B.V. may be pledged to the banks with which such accounts are held. In the credit letter dated November 5, 1992 by Credit Lyonnais Bank Nederland (presently called Generale Bank Nederland) to Alumax Europe B.V., it is stated that by accepting the credit offer, Alumax Europe B.V. pledges all claims on Credit Lyonnais Bank Nederland (in advance) to Credit Lyonnais Bank Nederland.

2. The inventory and other assets of Alumax Europe B.V. and/or Alumax Coated Products B.V. may be subject to a retention of title ("eigendomsvoorbehoud") pending payment of such inventory and other assets.

                                SCHEDULE 3.1(k)
                             INTELLECTUAL PROPERTY

                              U.S. SALE COMPANIES

The following is a list of all patent registrations and applications and trademark registrations and applications (all in the name of Alumax Inc.) used in the business of Alumax Fabricated Products, Inc. or its Subsidiaries.

                                    PATENTS

Roof Ventilating Apparatus        5,035,172                     7-30-91
(gable) A gable ventilator comprising a vent member which holds and displaces an eaves panel and a bracket which positions and supports the vent member.

Roof Ventilating Apparatus        4,995,308                     2-26-91
(Fascia) A fascia ventilator which is low in profile and comprises a vent member and a cover member. The vent member is provided with either apertures or channels through which air may pass. The ventilator is further provided with a fiberglass mesh filter for excluding entry of insects and similar pests.

SPLASH BLOCK                      5,441,364                     8-15-95

The novel feature of the invention relates to means for coupling two or more splash blocks together to connect the splash blocks, such that the effective length of the splash block can be extended to carry water under force of gravity any desired distance from the building foundation.

Reinforced Siding Panel           4,718,214                     1-12-88

An improved siding panel providing greater rigidity to the panel while reducing the weight of the panel compared to a thicker metal sheet.

Gutter Guard Ferrule              5,228,247                     7-20-93

A ferrule for use in a rain gutter to surround a spike which connects the gutter to a supporting wall, with the gutter beneath an overhanging roof edge.

Gutter Guard Screen Support Clip  5,044,581                     9-03-91

A clip for supporting a guard screen on a rain gutter to keep leaves and other debris from entering the gutter.

                              PATENT APPLICATIONS

"Gutter Connector"                08/541,921                    10-10-95

Method of joining or connecting metal gutter sections together so that the joint will look good, with virtually no shadow line, be leak-proof and easy to install. Product will consist of an outer metal strip and a seal tape and/or compound as inner seal.

"Stile Clip for Mirrored          In Preparation
Wardrobe Door"

This invention relates to mirrored wardrobe doors. A mirror is mounted within a metal frame which, in turn, is either pivotally or slidable mounted in the door opening. The mirror thus serves as the only door panel. Inexpensive mirrored wardrobe doors have suffered the problem that forces exerted on the frame by a user to open the door can distort the frame sufficiently to cause it to separate from the mirror. Mirrored wardrobe doors built sufficiently sturdy to avoid this problem tend to be more expensive. This invention is designed to be a low cost solution to this problem.


                                U.S. TRADEMARKS

J" DESIGN (7)                     1,037,787                     04-13-76
For sheet metal entrance and passageway doors and parts therefor in Class 6 (US Class 12)Renewal applied for 1-29-96

PERM-A-SPOUT (137)                1,791,638                     09-07-93
For plastic downspouts and plastic elbows for rain gutters, in Class 19 (US Class 12)

RIGI-DOR (15)                     1,101,188                     09-05-78
For sheet metal entrance and passageway doors, and parts therefor in Class 6 (US Class 12)

VERTA PLANK (94)                  1,176,811                     11-10-81
For metal siding panels in Class 6 (US Class 12)


                              PENDING APPLICATIONS

CornerFlex                        SN 75/087671                  04-15-96
For adjustable angle aluminum flashing

Seamer                            Search being conducted.
For sealed metal gutter connector

                           TRADEMARKS BASED ON USAGE


Alumax Building Products, Inc.

Alu-loc
Alu-tuff
Alu-tuff II


Alumax Door Products, Inc.

Rigi-Gard
Integrity
Illusions

                                   LITIGATION


Alumax Door Products, Inc. has been notified by Therma-Tru Corporation of Maumee, Ohio, that it wishes to discuss the possibility that Door Products' "Illusions" door infringes Therma-Tru's Compression Molded Door Assembly patent, U.S. Patent #4,550,540 (the "540 patent"). Therma-Tru has recently won an infringement action involving the 540 patent against Peachtree Doors, Inc. Patent counsel for Door Products recommended certain changes in the "Illusion" door after reviewing the 540 patent. Therma-Tru is still pursuing a meeting.


                               FOREIGN TRADEMARKS

PERM-A-SPOUT                      Canada

ALUMAX MIC 6 TOOL PLATE   U.K.          (registered September 8, 1995;
                                        no. 1527118)


                                   COPYRIGHTS

None.

                            EUROPEAN SALE COMPANIES

The following is a list of all patent registrations and applications and trademark registrations and applications for the European Sale Companies:

                                    PATENTS

Alumax Coated Products S.A.

a. A French patent for a "door opening and closing system in particular for trailers and camping cars" was filed on December 24, 1986 (no. 8618158), published on July 1, 1988 (no. 2609094) and issued on May 19, 1989. Fallen on August 31, 1990. The patent was filed by Euramax Aluminum. The change of name of Euramax Aluminum into Alumax Coated Products has not been registered with the French Patent Office.*

b. A French patent for "other construction elements and fittings" was filed on April 2, 1976 (no. 7610189), published on October 28, 1977 (no. 2346587) and issued on May 8, 1981. Fallen on December 29, 1983. The patent was filed by Euramax Aluminum. The change of name of Euramax Aluminum into Alumax Coated Products has not been registered with the French Patent Office.*

Alumax Industries SA

a. A European patent for a window aperture having a pivoted flap with two opening positions especially for use in motor coaches was filed for the countries of Great Britain, Italy, Germany, and Spain on December 18, 1987 (no. 87402902), published on July 13, 1988 (no. EP274320)
         and issued on September 11, 1991. The patent was filed by UCP Societe Industrielle. The change of name of UCP Societe Industrielle into Alumax Industries has not been registered with the European Patent Office.

b. A French patent for the window aperture having a pivoted flap with two opening positions especially for use in motor coaches was filed on December 19, 1986 (no. 8617911), published on June 24, 1988 (no. 2608527) and issued on April 28, 1989. This patent was originally filed by UCP Cintrage Tous Profils, but was subject to the registration at the French Patent Office of a change of name to UCP Societe Industrielle. The change of name of UCP Societe Industrielle into Alumax Industries has not been registered with the French Patent Office.*

c. A French patent was filed for a "quick assembly window" on December 7, 1988 (no. 8816076), published on June 8, 1990 (no. 2639995) and issued on May 19, 1995. This patent, which was originally filed by UCP Societe Industrielle, has been subject to



- ----------------------------------

     * To change the name of the patent holder, the registration process takes approximately one month from the date the Patent Office is notified of such change. The cost related to such change is approximately FF 1,730 for the first patent and FF 750 for each additional patent.

                              PENDING APPLICATIONS

         the registration at the French Patent Office of a change of name into Alumax Industries.*

Alumax Coated Products S.A.

         A French patent was filed on January 27, 1995 (no. 9501315) for composite panels 4,000T devoted to insulated conservatory roofs market. The patent has not yet been published; publication of a patent occurs eighteen months after the filing date.


                                   TRADEMARKS

Alumax Industries S.A.

a. A French trademark for Visuclip (in respect of an aluminum clipping window) was filed on June 22, 1989 (no. 139054). The registration number is 1537686 and the classes are 6, 17, 19 and 20. The trademark was filed by UCP Societe Industrielle. The change of name of UCP Societe Industrielle into Alumax Industries has not been registered with the French Trademark Office.*

b. A French trademark for Visuplast (in respect of a PVC clipping window) was filed on June 22, 1989 (no. 139055). The registration number is 1537687 and the classes are 6, 17, 19 and 20. The trademark was filed by UCP Societe Industrielle. The change of name of UCP Societe Industrielle into Alumax Industries has not been registered with the French Trademark Office.*

c. A French trademark for Visulight (in respect of an ELLBEE window) was filed on May 29, 1991 (no. 288212). The registration number is 1667842 and the classes are 6, 17, 19 and 20. The trademark was filed by UCP Societe Industrielle. The change of name of UCP Societe Industrielle into Alumax Industries has not been registered with the French Trademark Office.*


- ----------------------------------

* To change the name of the patent holder, the registration process takes approximately one month from the date the Patent Office is notified of such change. The cost related to such change is approximately FF 1,730 for the first patent and FF 750 for each additional patent.

                                    DESIGNS

Alumax Industries S.A.

Five designs of "door opening" were filed on August 1, 1995 (no. 954264). They were published on October 31, 1995 as numbers 411839, 411840, 411841, 411842, and 411843.


                                   COPYRIGHTS

None.

                               SCHEDULE 3.1(l)
                                  PERSONNEL


(i)      OFFICERS

ALUMAX APPLIANCE AND SPECIALTY PRODUCTS, INC.
J. David Smith, President
Helen M. Feeney, Vice President and Secretary
Gary D. Foster, Vice President
Lawrence B. Frost, Vice President and Treasurer
Dale H. LaLonde, Vice President
Robert Wolf, Vice President
Michael W. Borkowski, Assistant Secretary
Marc H. Crown, Assistant Treasurer

ALUMAX BUILDING PRODUCTS, INC.
J. David Smith, President
Helen M. Feeney, Vice President and Secretary
Gary D. Foster, Vice President
Lawrence B. Frost, Vice President and Treasurer
Mitchell B. Lewis, Vice President
Robert Wolf, Vice President
Michael W. Borkowski, Assistant Secretary
Marc H. Crown, Assistant Treasurer

ALUMAX COATED PRODUCTS, INC.
J. David Smith, President
Helen M. Feeney, Vice President and Secretary
Gary D. Foster, Vice President
Lawrence B. Frost, Vice President and Treasurer
Mitchell B. Lewis, Vice President
Michael W. Borkowski, Assistant Secretary
Marc H. Crown, Assistant Treasurer

ALUMAX DOOR PRODUCTS, INC.
J. David Smith, President
Helen M. Feeney, Vice President and Secretary
Gary D. Foster, Vice President
Lawrence B. Frost, Vice President and Treasurer
Hartley Hyder, Vice President
Robert P. Wolf, Vice President
Michael W. Borkowski, Assistant Secretary
Marc H. Crown, Assistant Treasurer

ALUMAX FABRICATED PRODUCTS, INC.
J. David Smith, President
Frank Geist, Group Vice President
Helen M. Feeney, Vice President and Secretary
Gary D. Foster, Vice President
Lawrence B. Frost, Vice President and Treasurer
Dale H. LaLonde, Vice President
Gerry L. Wharton, Vice President - Finance and Administration
R. P. Wolf, Vice President
Michael W. Borkowski, Assistant Secretary
Marc H. Crown, Assistant Treasurer

EURAMAX HOME PRODUCTS, INC.
(to be determined)


ALUMAX COATED PRODUCTS B.V.
Jean-Claude Bonnard, President Directeur Generale

ALUMAX COATED PRODUCTS S.A.
See the list of Directors and Supervisory Board Members (the equivalent of officers) in Schedule 3.1(l)(ii).

ALUMAX COATED PRODUCTS U.K. LIMITED
See the list of Directors and Supervisory Board Members (the equivalent of officers) in Schedule 3.1(l)(ii).

ALUMAX ELLBEE LIMITED
See the list of Directors and Supervisory Board Members (the equivalent of officers) in Schedule 3.1(l)(ii).

ALUMAX EUROPE B.V.
See the list of Directors and Supervisory Board Members (the equivalent of officers) in Schedule 3.1(l)(ii).

ALUMAX HOLDINGS LIMITED
See the list of Directors and Supervisory Board Members (the equivalent of officers) in Schedule 3.1(l)(ii).

ALUMAX INDUSTRIES, S.A.
Aloyse R. Wagener, President Directeur Generale

(ii)     DIRECTORS


ALUMAX APPLIANCE AND SPECIALTY PRODUCTS, INC.
ALUMAX BUILDING PRODUCTS, INC.
ALUMAX COATED PRODUCTS, INC.
ALUMAX DOOR PRODUCTS, INC.
ALUMAX FABRICATED PRODUCTS, INC.
Helen M. Feeney, J. David Smith, Michael T. Vollkommer

EURAMAX HOME PRODUCTS, INC.
(to be determined)


ALUMAX COATED PRODUCTS B.V.
Helen M. Feeney, Managing Director
Jo M. Cuypers, Managing Director
Supervisory Board
Dale H. LaLonde
Neil P. Davies
J. David Smith

ALUMAX COATED PRODUCTS S.A.
Philippe Berard, Director
Guy Blanc, Director
Jean-Claude Bonnard, President Directeur General
Neil Davies, Director
Helen M. Feeney, Director
J. David Smith, Director

ALUMAX COATED PRODUCTS U.K. LIMITED
Neil P. Davies, Director
Helen M. Feeney, Director
Derek Rolf, Director
J. David Smith, Director
Roger A. Walters, Managing Director
Gerald Williams, Director
Paul Williams, Director and Secretary

ALUMAX ELLBEE LIMITED
Neil P. Davies, Director
Helen M. Feeney, Director
Eric Jarrett, Director
Ian Pittendreigh, Director and Secretary
David Pugh, Managing Director
J. David Smith, Director

ALUMAX EUROPE B.V.
Helen M. Feeney, Managing Director
Frans Th.H. Kurvers, Managing Director
Dale H. LaLonde, Managing Director
J. David Smith, Managing Director

ALUMAX HOLDINGS LIMITED
Helen M. Feeney, Director
Frans Th.H. Kurvers, Director
Dale H. LaLonde, Director
J. David Smith, Director
Neil P. Davies, Managing Director

ALUMAX INDUSTRIES S.A.*
Aloyse R. Wagener, President Directeur General
Neil P. Davies, Director
Helen M. Feeney, Director
Jean Lecloux, Director
J. David Smith, Director





- ----------------------------------

* Fred Farrar is a named director on the French commercial registry (the Trade and Companies Register), although he stepped down from that position earlier this year.

                     SCHEDULE 3.1(m)(i) EMPLOYEE BENEFIT
                                    PLANS


1. Alumax Inc. Group Life Medical, Dental and Disability Plans provide for:

         Medical Benefits*
         Prescription Drug Benefits
         Dental Benefits
         Vision Care Benefits
         Health Care Reimbursement Benefits
         Dependent Care Reimbursement Benefits
         Employee Life Insurance Benefits
         Spouse's Life Insurance Benefits
         Children's Life Insurance Benefits
         Accidental Death and Dismemberment Insurance Benefits

2.      Long Term Disability Insurance Plan

3.      Business Travel Accident Insurance Plan

4.      Alumax Severance Pay Plan

5.      Alumax Executive Separation Plan

6.      Retirement Plan for Salaried Employees of Alumax Inc. and Its
        Subsidiaries

7. Alumax Inc. Thrift Plan for Salaried Employees (incorporating an Employee Stock Ownership Plan)

8.      Alumax Stock Option Plans

9.      Incentive Compensation Plans (bonus)

10. Alumax Fabricated Products, Inc. Retirement Income Plan (bargaining and non-bargaining hourly employees of Building Products and Door Products)

11. Alumax Aluminum Corporation Combined Pension Plan (non-bargaining hourly employees of Home Products)

12. Kawneer Company, Inc. Retirement Plan for Hourly Employees (bargaining employees of Alumax Appliance and Specialty Products)

- ----------------------------------

* Contracts with: Aetna PPO & Indemnity, Partners HMO (Alumax Building Products, Elkhart, Perris Valley and Reidsville), HealthGuard HMO (Home Products, Lancaster), Blue Cross OH (Alumax Appliance and Specialty Products, Vandalia)

13. Teamsters Pension Plan (multi-employer plan) (bargaining employees of Home Products in Bedford Park)

14.      Vacation Plan

15.      Holidays

16.      Jury Duty

17.      Military Duty

18.      Short Term Salary Continuation

19.      Back Pay

20.      Leave of Absence Policy

21.      Scholarship Program

22.      Tuition Assistance Plan

23.      Bereavement Pay

24.      Matching Gift Program

25.      Relocation Plan

26.      Service Recognition Program

27. Benefits required under Collective Bargaining Agreements (see item no. 2 on Schedule 3.1(v)).

                    SCHEDULE 3.1(m)(ii) CERTAIN EXCEPTIONS
                             TO ERISA COMPLIANCE


None.

                         SCHEDULE 3.1(m)(iv) FUNDING
                                 DEFICIENCIES


None.

                             SCHEDULE 3.1(m)(vi)
                             RETIREE OBLIGATIONS


None.

                            SCHEDULE 3.1(m)(viii)
                               PENSION SCHEMES


1. The Alumax U.K. Pension Plan (formerly the Euramax Limited Group Life Insurance and Retirement Plan ("the UK Pension Scheme")). Life cover for members of the UK Pension Scheme is insured with Sun Alliance Insurance Group.

2. The Euramax Group Supplementary Pension Plan (or "Thrift Scheme") is invested separately with an insurance company but forms part of the trust of the UK Pension Scheme. It comprises voluntary contributions by a member and additional contributions paid by the employers.

3. See also Schedule 4.11(e) for details of other existing employee benefits.

                             SCHEDULE 3.1(m)(x)
                   CONTRIBUTIONS TO THE UK PENSION SCHEME


1. Contributions by Alumax Ellbee Limited to the UK Pension Scheme during the early part of the year ending April 5, 1994 were not at the rate recommended by the actuary, although the contributions paid for the year were.

2.       See also disclosure regarding Fred Farrar's pension under item no. 5,
         Schedule 3.1(f).

3. There is inevitably some administrative delay between the payment of salaries and contributions being paid into the UK Pension Scheme by both the employee and the employers. Therefore, while contributions have been received for April and May 1996 in respect of the UK Pension Scheme, only some of the contributions for June 1996 have been paid into the scheme.

         In addition, the amount of contributions paid into the UK Pension Scheme is generally reconciled at the end of each scheme year with any shortfall being paid at that time (this has been relevant in the past in respect of Alumax Ellbee Limited). The amount of such annual shortfall has generally been less than L.20,000.

                              SCHEDULE 3.1(m)(xi)
                       COMPLIANCE:  THE UK PENSION SCHEME


1. The "Normal Retirement Date" under the UK Pension Scheme for men and women was age 65 and 60 respectively. However, this was changed to age 65 for both men and women with effect from November 17, 1993. The upper age limit for men and women joining the UK Pension Scheme has also been amended. Special arrangements have been made for a small number of individual members. See generally documents a.12, b.4, b.8,
         b.9 and b.21 through b.24 of the documents listed under item no. 4 on
         Schedule 3.1(m)(xii).

2. The governing documentation of the UK Pension Scheme prohibits the assets of the scheme being invested in "employer-related investments." Technically, however, amounts due from participating employers under the UK Pension Scheme constitute such an investment.

3. There are currently fewer than ten part-time employees who have been permitted to join the UK Pension Scheme under the same terms as full-time members.

4. Only monthly paid employees of Alumax Holdings and the Alumax Holdings Subsidiaries may join the Thrift Scheme provided that they are members of the UK Pension Scheme.

5. The hourly paid employees (also known as "works employees") of Alumax Ellbee Limited were offered membership of the UK Pension Scheme; however, they did not take this up. Therefore, these employees are not covered for life insurance under the UK Pension Scheme and neither the Thrift Scheme nor the Group Salary Continuance Insurance held with Zurich Life apply to them. See generally Schedule 3.1(m)(viii) and the documents listed under item no. 4 on Schedule 3.1(m)(xii).

6.       See also disclosures made in Schedule 3.1(m)(x).

                            Schedule 3.1(m)(xii)
                 DOCUMENTS RELATING TO THE UK PENSION SCHEME


1. The Seller has not supplied a copy of the Interim Deed for the UK Pension Scheme dated March 1, 1968, which it cannot locate.

2. The only booklets supplied in respect of the UK Pension Scheme are an undated booklet (but circa April 1978), together with amendments with effect from April 6, 1980, and booklets dated May 1987 and August 1995.

3. Page 8 of the Deed amending the Definitive Deed and Rules dated November 8, 1984 cannot be located.

4.       The following documents have been provided to Purchaser:

         a.      UK Pension Scheme Governing Documentation

         a.1     Definitive Trust Deed and Rules dated February 8, 1971.

         a.2 Deed of Appointment dated June 1, 1973, appointing Paul Fredrick Williams as a Trustee.

         a.3 Supplemental Deed dated March 2, 1978, appointing Frederick Henry Lawton and Melvin Ted Lueck as Trustees in place of George Frederick Lewis, Roger Frank Brown and Sir Charles Whishaw and amending the UK Pension Scheme.

         a.4 Supplemental Trust Deed dated September 27, 1978 appointing Neil Patrick Davies as a Trustee of the UK Pension Scheme in place of Melvin Ted Lueck.

         a.5     Interim Amending Deed dated September 27, 1978.

         a.6 Deed of Participation dated April 23, 1981 admitting Ellbee Limited to participation in the UK Pension Scheme.

         a.7     OPB Modification Order dated February 23, 1984.

         a.8 Deed of Appointment dated April 17, 1984 appointing Roger Anthony Walters as a Trustee in place of Fredrick Henry Lawton.

         a.9 Deed amending the Definitive Deed and the Rules dated November 8, 1984.

         a.10    Deed of Amendment dated June 21, 1988.

         a.11 Deed of Appointment dated January 27, 1992 appointing Frederick Farrar as a Trustee.

         a.12    Second Definitive Trust Deed and Third Rules dated November 5,
                 1993.

         a.13    Deed of Participation dated July 21, 1994.

         a.14    Deed of Amendment dated December 19, 1995.

         a.15 Deed of Appointment dated December 19, 1995 appointing Marc Crown as a Trustee of the UK Pension Scheme.

         a.16    Deed of Appointment and Removal dated March 27, 1996.

         b.      Additional UK Pension Scheme Documents

         b.1 Lists as at December 31, 1995 of active members, pensioners and deferred pensioners including the actives' names, ages and details of their Pensionable Service and Pensionable Salary, together with a copy of a fax from Watson Wyatt to Baker & McKenzie of June 5, 1996 attaching lists of members.

         b.2 UK Pension Scheme explanatory booklets - amending Booklet dated circa April 1978, together with amendments with effect from April 6, 1980 and Booklets dated May 1987 and August 1995.

         b.3 The UK Pension Scheme annual report for years ended April 5, 1990, April 5, 1991 (together with a copy of the signed Actuarial Statement), April 5, 1992 (together with a copy of the signed Actuarial Statement), April 5, 1993, April 5, 1994 and April 5, 1995.

         b.4 Actuarial Valuations as at April 6, 1990, April 6, 1993 and April 6, 1996.

         b.5 Contracting out certificates dated November 23, 1990, September 4, 1981 and August 2, 1994.

         b.6     Form of Appointment of Schroders, together with Schedule.

         b.7 Copy of letter from the Inland Revenue to Baker & McKenzie dated March 18, 1996 enclosing a copy of the original approval letter for the UK Pension Scheme.

         b.8 "Risk Specification" in respect of the UK Pension Scheme summarizing the lump sum death benefits payable under the UK Pension Scheme.

         b.9 Announcement to all of the members of the UK Pension Scheme from the Trustees dated August 13, 1993 relating to the equalization of "Normal Retirement Dates".

         b.10 Summary as at March 1988 and Application Form to join the Group Supplementary Pension Plan (or "Thrift Scheme").

         b.11 Letter dated October 24, 1995 from Schroders Investment Management to Paul Williams attaching Valuation Statement as at September 29, 1995, Schroders fact-sheet and Schroders Economic Perspective.

         b.12 Letter from Watson Wyatt to Alumax Ellbee Limited relating to Fred Farrar's augmentation of benefits, dated April 11, 1996.

         b.13 Memo from Neil Davies to Peter McDonald regarding Fred Farrar's pension, dated April 4, 1996.

         b.14 Letter from Alumax Holdings Limited to Watson Wyatt regarding Fred Farrar's pension, dated January 17, 1996.

         b.15 Internal memo from David Smith to Neil Davies regarding Fred Farrar's pension calculation, dated November 13, 1995.

         b.16 Internal memo from Neil Davies to David Smith detailing the calculation basis of Fred Farrar's pension, dated November 6, 1995.

         b.17 Letter, dated July 3, 1995, from Coopers & Lybrand to The Trustees of the UK Pension Scheme regarding Audit report to the trustees.

         b.18 Letter from Euramax Limited to Coopers & Lybrand Deloitte regarding the UK Pension Scheme, dated February 7, 1994.

         b.19 UK Pension Scheme summary of actuarial valuation as of April 6, 1996.

         b.20 Announcements to Members of the UK Pension Scheme dated January 20, 1992 and March 29, 1988.

         b.21 "Risk Specification" in respect of the UK Pension Scheme, together with standard terms and conditions dated May 23, 1995.

         b.22    Signed Trustees' minutes dated August 4, 1993.

         b.23    Signed Trustees' minutes dated October 21, 1993.

         b.24    Letter from Alumax Ellbee Limited dated April 11, 1995.

         b.25 Inter-office correspondence regarding director service augmentations dated July 23, 1993.

         b.26 Table prepared by the Wyatt Company regarding service augmentations, dated May 18, 1993.

         b.27 Inter-office correspondence on augmentations dated July 27, 1993.

         b.28 Policy Documentation held with National Mutual Life in respect of the Group Supplementary Pension Plan (or "Thrift Scheme"), the effective date of which is April 28, 1994.

         c.      Other Arrangements

         c.1     Schedule of Group Salary Continuance Insurance held with
                 Zurich Life.

         c.2 Policy Terms of Group Salary Continuance Insurance with Zurich Life effective from February 3, 1992.

         c.3 Unsigned Policy Terms of the Group Salary Continuance Insurance with Zurich Life effective from November 14, 1994.

         c.4 Letter from Watson Wyatt to Alumax Coated Products UK Limited dated April 25, 1996 regarding equalization under the Zurich Life arrangement and letter from Watson Wyatt to Zurich Life of the same date.

         c.5 Fax dated June 20, 1996 from Zurich Life to Baker & McKenzie regarding equalization under the Group Salary Continuance Arrangement.

                     SCHEDULE 3.1(m)(xiii) OBJECTIONS TO
                          "NORMAL RETIREMENT DATE"


None.

                            SCHEDULE 3.1(m)(xiv)
                   CHANGES TO UK PENSION SCHEME SINCE THE
               EFFECTIVE DATE OF THE LAST ACTUARIAL VALUATION


None.

                            SCHEDULE 3.1(m)(xvi)
                               DUTCH EMPLOYEES

NAME

Aal, HAM
Aben, FMP
Bakker, R
Beckers, JJM
Bemelmans, MHM
Blanckers, MCHC
Boers, PHJ
Bongers, JPM
Boots, MPM
Bosch, AAM
Boumans, RWM
Bremmers, WJ
Case, DJ
Coenen, SJAC
Coesmans, MPMG
Coulen, AAG
Cox, JJ
Cremers, BJG
Cremers, THJH
Crutzen, FHM
Cruysen Van Der, LJ
Custers, GJ
Cuypers, JMG
Dirkx, JCG
Dresen, RAG
Eck Van, JMPA
Feijen, J
Feron, PHA
Franssen, RCA
Geelen, PWA
Gerrits, HAM
Geukes, M
Geurtjens, CJ
Geurts, JHCM
Gielen, HWP
Gijsberts, TAG
Glavimans, JAME
Goor Van, HM
Guyt, HL
Halmans, HHT
Hannen, HAPG
Heijnen, HGP
Hendrix, JM
Henstra, SG
Herten Van, N
Heur Van, PEJ

Hintzen, FW
Hodzelmans, WHH
Hoek, CCJ
Huggenum Van, WHJ
Huskens, WTJ
Inderhees, AFH
Jansen, JAC
Jenniskens, G
Jong EJT, DE
Joosten, JHP
Joosten, GWE
Joosten, JWM
Joris, HC
Julicher, PJH
Keuren, LGP
Keybeck, JHM
Kleukers, PG
Kliem, HHG
Knoops, GJWH
Knubben, PMG
Knubben, AEAM
Konings, M
Kroon, AJ
Krotjee, JJF
Kruchten Van, LHM
Kuehm, WMG
Kwaspen, MAM
Lemmens, WTJGM
Linssen, AJA
Loyen, LHJ
Maassen, AAH
Manrho, JH
Meijers, MHM
Meijers, GA
Meijers, EWC
Meijers, NLAM
Meijs, BHM
Mendel, JHR
Mesman, PWGM
Meuwissen, HEJM
Molken, JHGM VAN
Montfort, GCM VAN
Mooren, JGM
Noorbeek, R
Oldenhof, MJ
Paulissen, JTH
Peeters, HJHM
Peeters, JHH
Peusen, GFC

Philips, MMHM
Piepers, WPM
Poulussen, WEG
Proosten, HJJM
Puts, WGLM
Puts, HAM
Puts, JJM
Ramakers, FM
Ramakers, GL
Reijnders, RNM
Reijnders, WCC
Reijnders, JC
Reuter, H
Riderbeek, RPM
Rietrab, MHM
Roemen, RJE
Roumen, JCM
Ruysch, WW
Schiffelers, JNGA
Schmitz, JAM
Schmitz, HCN
Schmitz, WJLM
Schoonenberg, RLM
Seegers, JMJM
Seerden, PAM
Seerden, JE
Seevens, EAM
Semmeling, DSJ
Sluymers, JW
Smeets, JMC
Smits, LHM
Soest Van, FGJ
Sonnemans, HGG
Sonntag, LJ
Speijcken, R
Stams, JMH
Stemkens, ETL
Steuns, LJM
Suylen, JH
Tegels, JHW
Thissen, HLL
Tillmans, PAH
Tobben, JHAC
Tullenmans, JCH
Verbunt, HHM
Verbunt, DNC
Verlaan, JJC
Verstappen, MJJ
Vogels, LAM

Vossen, AGM
Vossen, MAG
Vrehen, JAE
Vroomen, HAG
Wijers, PM
Wijnen, MMCG
Willems, SJM
Woerdman, EM
Wolters, MGG
Wolters, HMM
Wolters, MA
Wullms, JA
Wullms, GMHM

                            SCHEDULE 3.1(m)(xvii)
                DUTCH EMPLOYEES NOT COVERED BY PENSION SCHEME

All employees of Alumax Coated Products B.V. are covered by the Dutch pension arrangements with the exception of two German employees who work and live in Germany.

                               SCHEDULE 3.1(n)
           LICENSES, PERMITS AND REGISTRATION; COMPLIANCE WITH LAWS


1. A revision of the air permit relating to the paintline of Alumax Coated Products B.V. according to the Environmental Protection Act ("Wet milieubeheer") is in preparation.

2.       See also disclosures made in Schedule 3.1(m)(xi) and Schedule 3.1(w).

3. Until recently, the "Eligibility Conditions" for membership of the "Group Salary Continuance Insurance" held with Zurich Life in respect of certain employees of Alumax Holdings and the Alumax Holdings Subsidiaries specified an upper age limit of 55 and 60 for women and men, respectively. In addition, the "Termination Date" under this arrangement was age 60 and 65 for women and men, respectively. A request has been made recently to equalize these ages with effect from April 6, 1995 (see, in particular, documents c.1 through c.5 of the documents listed in item no. 4 on Schedule 3.1(m)(xii)).

                               SCHEDULE 3.1(o)
                   LAWSUITS, PROCEEDINGS AND INVESTIGATIONS



                                                                         FILE
                          CASE NAME                                      DATE                   CLAIM AMOUNT
Alumax Building Products, Inc. -and- Cobra Industries, Inc.             10/27/95                 $850,000.00

Alumax Building Products, Inc. v. Roofer's Mart, Inc. v.                01/30/95                 $331,632.63
AAC Construction Company, Inc. and Achelpohl Roofing and
Sheet Metal

Alumax Door Products, Inc. and National Doors, Inc.                     01/24/96                  $46,106.00

Alumax Industries, S.A. v. Gallion (Scott Expansion)                    08/12/94                 4,000,000FF

Beeman:  Charles -and- Alumax Building Products, Inc.                   10/27/95                 UNSPECIFIED

Bolin, Dean -and- Alumax Door Products/Richmond, Indiana                4/1/96                   UNSPECIFIED

Bowman, D. -and- Alumax Aluminum Corporation, Home                      10/19/90                  RESERVE OF
Products Division (WC)                                                                           $232,553.00

Capital Development Board; State of Illinois -and- Alumax               07/18/94                  $70,061.28
Fabricated Products, Inc. (Cahokia  Mounds Interpretive
Center project)

Coble:  Tracy D. v. Johnson Metal Products (Alumax Door                 12/15/92                 UNSPECIFIED
Products, Inc.) (EEOC)

Dale:  Richard C. and Mary Dale v. Howard Maines,                       6/12/96                  UNSPECIFIED
McCubbin Ford, Inc., McCubbin Leasing and Amax, Inc.
d/b/a/ Alumax Inc.

Decatur Aluminum Corp. v. Alumax Fabricated Products,                   12/08/95               $2,000,000.00
Inc., Alumax Mill Products, Inc. and Alumax Building
Products, Inc.

Fitzgerald:  Kevin -and- Alumax Building Products, Inc.                 06/07/96                 UNSPECIFIED

Fleetwood Enterprises, Inc. -and- Alumax Building Products, Inc.        07/11/95                 UNSPECIFIED

Golka:  Daniel J. v. Alumax Inc., Alumax Building Products,             07/05/95                 UNSPECIFIED
Inc. and Temo, Inc., and DOES 1 through 20 inclusive

Goss:  Ronald K. v. Jack C. Hart and Alumax Building                    10/12/95                 UNSPECIFIED
Products, Inc.

Graber v. Dawn N. Beal, Alumax Building Products, Inc. and              03/13/96                 UNSPECIFIED
Alumax Fabricated Products, Inc.

                                                                         FILE
                          CASE NAME                                      DATE                   CLAIM AMOUNT
Hammack: Craig v. Alumax Building Products, Inc. and                    05/24/95                 $20,000.00
Continental Risk Management and/or Crawford & Company
(WC)

Harvey:  Rena -and- Alumax Building Products, Inc.                      06/14/96                UNSPECIFIED

Harvey:  Rex v. Alumax Building Products, Inc. and Ronald               01/24/96                UNSPECIFIED
D. Anderson

Hausner v. Alumax Building Products, Inc.                               04/02/96                    $32,000

Herrera:  Jose v. Alumax Building Products, Inc. (WC);                  07/05/95                UNSPECIFIED
Anaheim, CA facility

Hubbard:  Norma J. v. Alumax  Aluminum Corporation,                     04/04/95                UNSPECIFIED
Home Products Division

In re:  Mallard Coach Company, Inc., Mallard Real Estate,               08/26/92                $161,560.00
Inc., Sprinter Recreational Vehicles, Inc.,  Real-Lite, Inc.,
Overland Industries, Inc., and M.D.T., Inc. (Chapter 11)

International Association of Machinists and Aerospace                    6/14/96             NOT APPLICABLE
Workers, AFL-CIO:  Petition for Certification of
Representative

Iveco -and- Alumax Industries SA                                          1993                    150,000FF

Kit Manufacturing -and- Alumax Building Products, Inc.                  01/21/93                UNSPECIFIED

LaRocca:  Robert J. -and- Alumax Building Products, Inc. (WC)           11/10/95                UNSPECIFIED

Luczak:  Betty A. v. Jack C. Hart and Alumax Building                   10/12/95                UNSPECIFIED
Products, Inc.

Martin, Anthony Frederich -and- Alumax Ellbee Limited                     1993                  UNSPECIFIED

Omelas:  Mary L. -and- Alumax Building Products, Inc.                   05/13/96

Para Press v. Aloyse Wagener - Tribunal du Travail of Esch              07/27/94
sur Alzette (Luxembourg)

Prislac:  Madeline -and- Alumax Building Products, Inc. and             06/26/95                UNSPECIFIED
Price Costco

                                                                         FILE
                          CASE NAME                                      DATE                   CLAIM AMOUNT
Pukahi:  Reuben M., et al. v. State of Hawaii; Department of            01/24/96                 UNSPECIFIED
Hawaiian Home Lands; Housing Finance & Development
Corporation; DHHL-HFDC Joint Venture; Glenn K. Lindsey
dba Glenn Lindsey Construction; First Insurance Company of
Hawaii, Ltd., Yamada and Sons, Inc., James F. Kepoo
dba Kepoo's Termite & Pest Control; Hawaii Home Owners
Warranty Council, Inc.; Home Owners Warranty Corporation;
How Insurance Company; John Does 1-100; Glenn K.  Lindsey
dba Glenn Lindsey Construction v. Douglas K. Awai dba
Douglas K. Awai Masonry; Hilton T. Hiyoto dba HTH Island
Wide Painting; Manuel C. Jardine dba Triple K Plumbing,
Alumax Building Products; and Tom Sills dba Big Island
Truss Company

Roye, L. -and- Alumax Aluminum  Corporation, Home                       05/03/91                  RESERVE OF
Products Division (WC)                                                                               $68,935

Schultz:  Ty -and- Alumax Building Products, Inc. (claim)               05/12/93                   $7,789.00

Scott & Goldman, Inc., v. Michael A. Bergstrom                          02/21/96                     $10,000
(cross-complaint by Bergstrom against Alumax
Building Products, Inc.)

Shields:  Ethel and Stanley v. Jesse Robinson, Alumax                   10/04/95                 UNSPECIFIED
Building Products, Inc., Thomas Myrvold and Progressive
Insurance Company

Smeal:  James -and- Alumax Aluminum Corporation, Home                   01/24/96                 UNSPECIFIED
Products Division (Lowes Lumber Company)

Spickler Landfill; Marshfield, WI (Alumax Fabricated                    12/12/95                 UNSPECIFIED
Products, Inc.)

Stump:  Elizabeth -and- Alumax Building Products, Inc. (WC)             12/19/94

The Home Depot (miscellaneous claims tendered to Alumax                  various
Inc. under Vendor Buying Agreement)

Walker:  Christine v. Alumax Building Products, Inc.                    05/16/96                 UNSPECIFIED

Walters:  Kenneth and Karen v. Kim Parks individually and               10/23/95                 UNSPECIFIED
doing business as Kim Parks Construction; The Homeowners
Resources, a general partnership; Tim Merino, William Packs
and Omer Inzri, partners; Alumax Building Products, Inc.;
and Does 1 through 10, inclusive

                                                                         FILE
                          CASE NAME                                      DATE                   CLAIM AMOUNT
Weyerhaeuser Company v. Alberts Texaco; Amex Aluminum;                  01/02/96                 UNSPECIFIED
Automated Products, Inc.; Baltus Car Care; Baltus Oil
Company, Inc.; Bauman Auto Co., Inc.; Berg Pontiac, Inc.;
Bill's Auto Repair; Boch Industries; C-Way Industries f/k/a
Fiesta Corp.; City of Abbotsford, Wisconsin; City of
Marshfield, Wisconsin; Crown Olds Pontiac,  Cadillac, Inc.;
Don's Standard Station; Farmers Co-Op Produce Company, Inc.;
Gary's One Hour Martinizing; Gary's Northside Skelly Service;
GTE; Heinzen Printing, Inc.; Jelco Buses; Johnson Garmet;
Kelly Tire Service, Inc.; Marshfield Airways; Marshfield Air
Service, Inc.; Marshfield Radiator Company; Mid-State Truck
Services, Inc.; Northern Auto Supply; Okray Family Farms, Inc.;
Okray Enterprises, Inc.; Ore-Ida Foods, Inc.; Pathfinder; Quick
Cleaners; Radlinger Chrysler Plymouth; Rex Neon Sign Corp.;
Rollohome Corp.; Schierl Tire & Service Center; Skelly Oil Co.;
Sooline Railroad; Village of Spencer; Town of Spencer; V&H, Inc.;
Wheeler Chevrolet, Inc.; WIS Prepackaged Cheese Company/Beatrice
Company; and Wisconsin Homes, Inc. (Spickler Landfill;
Marshfield, WI)

Whitman:  Karen (employee - claim against equipment                     12/19/94                 UNSPECIFIED
manufacturer)

Alumax Building Products, Inc. -and- Amalgamated Clothing               03/03/95
& Textile Workers Union; No. 25-UD-221

         Petition for Withdrawal of Union Shop Authority

 Alumax Building Products, Inc. -and- Amalgamated Clothing              07/12/95
& Textile Workers Union; No. 25-CA-24078 (7/12/95)

         Charge Against Employer filed July 12, 1995, alleging that the Employer has violated Section 8(a)(5) of the Act by unilaterally changing the terms and conditions of employment without bargaining with the Union.
         Additionally charged with discrimination against
         Janine Jones for her activities in support of the Union by terminating her employment.

         STATUS: Letter to NLRB, dated November 6, 1995, requesting that investigation be suspended pending outcome of arbitration proceeding.

                                                                         FILE
                          CASE NAME                                      DATE                   CLAIM AMOUNT
Alumax Building Products, Inc. and Teamsters Local 391;                 5/28/96
No. 11-CA-17043 (5/28/96)

         Charge Against Employer filed May 28, 1996, alleging that Employer has violated Sections 8(a)(1) and (a)(5) of the Act by (i) unilaterally imposing an attendance policy in the work place without bargaining with the Union, (ii) unilaterally establishing a new classification within the bargaining unit without bargaining with the Union, and (iii) unilaterally deciding to hire a truck driver at a higher wage rate than that set out in the Labor Agreement without bargaining with the Union.

         STATUS:  Letter from NLRB to Alumax Building
         Products, Inc. dated May 29, 1996 requesting information.

Various automobile liability insurance claims                           various                    NONE OVER
                                                                                                     $50,000

Various workers compensation claims                                     various                    NONE OVER
                                                                                                     $50,000

Additional Matters

1. There is an outstanding industrial injury claim from 1992 by Mary Whetstone for tenosynovitis which has been brought against Alumax Ellbee Limited. The claim is being handled by the Company's insurers who are disputing the claim on the basis that any illness is attributable at least in part to her previous employment in the tailoring industry. The L.45,000 reserved by the insurers is therefore believed to be high.

2. Claim by former employee, Nathalie Monatte, against Alumax Coated Products S.A. for FF 100,000 for alleged dismissal without cause. The court is to render its decision on June 24, 1996.

3. Alumax Coated Products B.V. is considering issuing proceedings for the payment of NLG 35,000 against VOF Brovo Plafonds.

4. Alumax Coated Products B.V. is considering issuing proceedings against Wolwega Panelen B.V. for the payment of approximately NLG 60,000.

5. Alumax Coated Products B.V. and Alumax Europe B.V. may consider resisting the assessments made by the Dutch tax authorities in respect of VAT (see Schedule 3.1(f)), but Alumax Europe B.V. has, for the time being, decided not to do so.

6. See also Schedule 3.1(m)(xi), item no. 1 which may subject the company to claims.

7. See items no. 1, 3, 4, and 5 of Schedule 3.1(q) with respect to lawsuits, proceedings and investigations in respect of Taxes.

                               SCHEDULE 3.1(p)
                             MATERIAL CONTRACTS

COMPANY/SUBSIDIARY                           CONTRACT

Alumax Appliance and          Exclusive Marketing and Manufacturing
Specialty Products, Inc.      Agreement dated as of September 7, 1994,
                              by and between Alumax Appliance and
                              Specialty Products, and DNS
                              Industries, Inc.

Alumax Appliance and          Supply Agreement entered into as of May 4,
Specialty Products, Inc.      1995, by and between Inc. Nichols Aluminum
                              and Alumax Appliance and Specialty Products,
                              Inc.

Alumax Appliance and          Purchase and Supply Agreement entered into
Specialty Products,           as of July 27, 1995, by and Inc. between Alumax
                              Appliance and Specialty Products, Inc. and
                              General Electric Company.

Alumax Appliance and          Lease Agreement dated February 6, 1995
Specialty Products,           between Wenrick & Gross Realty Inc. Co. and
                              Alumax Appliance and Specialty Products,
                              Inc. for property at 3510 Lightner Road,
                              Vandalia, Ohio.

Alumax Appliance and          Agreement with United Automobile,
Specialty Products, Inc.      Aerospace and Agricultural Implement
                              Workers of America (UAW) Local Union No.
                              1420 dated May 15, 1994 - Carrollton,
                              Kentucky.  Expires May 15, 1997.
                              (approximately 70 employees)

Alumax Appliance and          Manufacturer's Agent Agreement dated as of
Specialty Products,           February 1, 1995 by and Inc. between Alumax
                              Appliance and Specialty Products, Inc. and
                              J&H Engineering & Sales, Inc.

Alumax Appliance and          Service Agreement dated as of November 11,
Specialty Products,           1994 by and between Alumax Inc. Appliance and
                              Specialty Products, Inc. and AL-Trim
                              Corporation.

Alumax Building Products,
Inc.                          Aluminum Coil Supply Agreement made
                              December 12, 1994, between Alumax Building
                              Products, Inc. and Awnings Unlimited -and-
                              Amendment to Lease made September 20, 1995
                              -and- UCC-1 from Awnings Unlimited

Alumax Building Products,     Supply Agreement entered into as of
Inc.                          February 27, 1995, by and between Nichols
                              Aluminum and Alumax Building Products,
                              Inc. -and- Addendum to Agreement dated
                              September 25, 1995 extending contract
                              through June 30, 1997 for a minimum of
                              2,000,000 pounds per month.

Alumax Building Products,     Painted Aluminum Coil Supply Agreement
Inc.                          dated March 25, 1996 by and between Landau
                              Boats, Inc. and Alumax Building Products,
                              Inc.

Alumax Building Products,     Private Label Agreement dated November 8,
Inc.                          1995, by and between Alumax Building
                              Products, Inc. and Jewell Building
                              Systems, Inc.

Alumax Building Products,     Buyer's Confidentiality and Warranty
Inc.                          Agreement dated October 12, 1995, with Joe
                              Gaskin and Mobile Home Supply Company.

Alumax Building Products,     Lease, dated October 18, 1983, by and
Inc.                          between Chamberlain Enterprises and Alumax
                              Fabricated Products, Inc. for property at 39 West Hampton, Mesa, Arizona -and-
                              Amendment of Lease, dated June 25, 1989, between Chamberlain Properties and Alumax
                              Fabricated Products, Inc. -and- Assignment and Assumption Agreement, dated as of July 1, 1993, by and between Alumax
                              Fabricated Products, Inc. and Alumax
                              Building Products, Inc.

Alumax Building Products,     Documents related to sale of Anaheim
Inc.                          facility to Temo, Inc. on July 28, 1995:
                              Sublease Agreement dated July 28, 1995,
                              between Alumax Building Products, Inc. and
                              Temo, Inc. (expiring November 2, 1996) - and- $150,000 Promissory Note dated
                              July 28, 1995, from Temo, Inc. to Alumax
                              Building Products, Inc. due October 1,
                              2000.

Alumax Building Products,     Industrial Lease, dated January 27, 1990,
Inc.                          by and between Cherhomac Properties and
                              Alumax Fabricated Products, Inc.
                              for property at 1550 Parkway Boulevard, West
                              Sacramento, California -and- First

                              Amendment to Lease, dated October 14, 1991, by and between Cherhomac Properties and Alumax Fabricated Products, Inc. -and- Transfer and Assumption Agreement, dated as of July 1, 1993, by and between Alumax Fabricated Products, Inc. and Alumax Building Products, Inc.

Alumax Building Products,     Lease made as January 1, 1986, by and between
Inc.                          Paul A. Adams Trust and Alumax Building Products,
                              a division of Alumax Fabricated Products, Inc. for 2211 W. Eighth Street, Loveland, Colorado -and-
                              Amendment of Lease, dated January 31, 1986, by and between Paul A. Adams Trust and Alumax Fabricated
                              Products, Inc. -and- Amendment of Lease #3, dated
                              November 30, 1990, by and between Beverly A.
                              Bidwell, Dennis P. Bidwell and Janet S. Bidwell and Alumax Fabricated Products, Inc. -and- Fourth
                              Amendment to Lease, effective January 1, 1993, by and between Beverly A. Bidwell, Dennis P. Bidwell and Janet S. Bidwell and Alumax Fabricated
                              Products, Inc. -and- Fifth Amendment to Lease, effective February 9, 1993, by and between Beverly
                              A. Bidwell, Dennis P. Bidwell and Janet S. Bidwell and Alumax Fabricated Products, Inc. -and-
                              Transfer and Assumption Agreement, dated as of July 1, 1993, by and between Alumax Fabricated
                              Products, Inc. and Alumax Building Products, Inc.

Alumax Building Products,     Indenture dated July 23, 1979, between
Inc.                          Commercial Leasing Associates and Howmet Aluminum
                              Corporation (Mobile Home Products Division) for property at Route 41S and Lamb Drive, Tifton,
                              Georgia -and- Amendment to Lease Agreement dated
                              January 13, 1987, between Commercial Leasing
                              Associates and Alumax Fabricated Products, Inc.
                              -and- Amendment No. 2 to Lease Agreement by and between Commercial Leasing Associates and the Building Products Division of Alumax Fabricated
                              Products, Inc., executed August 3 and August 24,
                              1990, respectively -and- Assignment and Assumption
                              Agreement, dated
                              as of July 1, 1993, by and between Alumax
                              Fabricated Products, Inc. and Alumax Building
                              Products, Inc.

Alumax Building Products,     Contract for Industry Track between The
Inc.                          Atchison, Topeka & Santa Fe Railway Company,
                              Vanguard Plastics, Inc., and Alumax Fabricated
                              Products, Inc. dated September 13, 1984
                              (McPherson, Kansas).

Alumax Building Products,     Lease, dated December 19, 1994, by and between
Inc.                          O.E. Green, Elton H. Trent, Jr., and G. E. Smith,
                              partners trading as Green, Smith and Trent, and Alumax Building Products, Inc. for real property located at Route 1, Watlington Industrial Road,
                              Reidsville, North Carolina.

Alumax Building Products,     Lease dated March 25, 1969, between Sandra J.
Inc.                          Philippi, Roy Philippi and Larry A. Smith, and
                              Amax Aluminum Mill Products, Inc. for the property at 1360 Wilco Road, Stayton, Oregon -and-
                              Amendment to Lease, dated July 14, 1983, between
                              Sandra J. Philippi, Roy Philippi and Larry A.
                              Smith and Alumax Fabricated Products, Inc. -and-
                              Amendment of Lease dated July 27, 1988, between
                              Sandra J. Philippi, Bruce L.  Philippi, Larry A.
                              Smith, and Alumax Fabricated Products, Inc. -and-
                              Amendment of Lease, dated June 17, 1993, between
                              Sandra J. Philippi, Bruce L. Philippi and Larry A.
                              Smith and Alumax Fabricated Products, Inc. -and-
                              Transfer and Assumption Agreement, dated as of July 1, 1993, by and between Alumax Fabricated
                              Products, Inc. and Alumax Building Products, Inc.
                              -and- Amendment of Lease dated May 25, 1994 between Sandra J. Philippi, Bruce L. Philippi and
                              Larry A. Smith and Alumax Fabricated Products,
                              Inc.

Alumax Building Products,     Lease dated November 15, 1988, between
Inc.                          Bloomsburg Industrial Enterprises, Inc. and Alumax
                              Fabricated Products, Inc., Building Products
                              Division, for property at 851 Railroad Street,
                              Bloomsburg, Pennsylvania -and- Assignment and

                              Assumption Agreement, dated as of July 1, 1993, by and between Alumax Fabricated Products, Inc. and Alumax Building Products, Inc.

Alumax Building Products,     Lease made as of March 22, 1995, between
Inc.                          Bloomsburg Industrial Enterprises, Inc. and Alumax
                              Building Products, Inc. for property located adjacent to 851 Railroad Street, Bloomsburg,
                              Pennsylvania.

Alumax Building Products,     Memorandum of Lease dated March 4, 1993, between
Inc.                          The Prudential Insurance Company of America and

                              Alumax Fabricated Products, Inc. for Alumax
                              Building Products' headquarters located at 14651 Dallas Parkway, Suites 323 & 330, Dallas, Texas -and- First Modification and Ratification of Lease dated June 1993 between Fults Management Company and Alumax Fabricated Products, Inc. -and- Notice Letter, dated May 28, 1993, to Prudential Insurance Company of America.

Alumax Building Products,     Lease Agreement entered into February 11, 1988
Inc.                          by and between Vernon R. Sailor and Richard E.
                              Kemper and Sailor Mfg., Inc. for property at 160
                              County Road 15, South, Elkhart, Indiana -and-
                              Assignment and Assumption Agreement, dated July 1,
                              1993, by and between Alumax Fabricated Products,
                              Inc. and Alumax Building Products, Inc.

Alumax Building Products,     Rapho Industrial Park Lease Agreement, dated
Inc.                          November 21, 1991, between Rapho Associates and
                              Building Products Division of Alumax Fabricated
                              Products, Inc. for property in Manhem,
                              Pennsylvania -and- Assignment of Lease, dated
                              August 24, 1993, between Alumax Fabricated
                              Products, Inc. and Alumax Building Products, Inc.
                              (Facility closed - property has been subleased)

Alumax Building Products,     Agreement with Amalgamated Clothing and Textile
Inc.                          Workers Union, AFL-CIO, CLC - Elkhart, Indiana.
                              Expires April 25, 1997. (approximately 91 employees)

Alumax Building Products,     Agreement with Aluminum Brick & Glass Workers
Inc.                          Union, Local 380, dated May 1, 1994 - Perris
                              Valley, California.  Expires April 30, 1997.
                              (approximately 40 employees)

Alumax Building Products,     Agreement with International Brotherhood of
Inc.                          Teamsters, Chauffeurs, Warehousemen and Helpers of
                              America, Local 391, dated October 1, 1994.
                              Expires October 1, 1997. (approximately 31 employees)

Alumax Building Products,     Agreement between Alumax Building Products
Inc.                          division of Alumax Fabricated Products, Inc. and
                              the International Association of Machinists, Local
                              1315 - Bristol, Indiana.  Expires May 5, 1998.
                              (approximately 33 employees)

Alumax Building Products,     Consulting Agreement dated as of May 10, 1995 by
Inc.                          and between Alumax Building Products, Inc. and
                              Richard L. Waggoner.

Alumax Building Products,     Continuing HUD Guaranty (dated as of May 17,
Inc.                          1995), Continuing Product Liability Indemnity,
                              Continuing Product Warranty Agreement, Continuing
                              Public Liability Indemnity (dated as of April 4,
                              1995) from Alumax Building Products, Inc. to
                              Cavalier Homes, Inc.

Alumax Building Products,     Master Purchase Agreement dated as of March 18,
Inc.                          1996 by and between Alumax Building Products, Inc.
                              and Fleetwood Enterprises, Inc.

Alumax Building Products,     Lease Agreement entered into May 23, 1995 by and
Inc.                          between Alumax Building Products, Inc. and Key
                              Credit Corporation for modular office building located at 500 Kesco Drive, Bristol, Indiana.

Alumax Building Products,     Vendor Buying Agreement dated as of June 30,
Inc.                          1995 by and between Alumax Building Products, Inc.
                              and Stambaugh-Thompson Co.

Alumax Building Products,     Aluminum Coil Supply Agreement dated as of May
Inc.                          6, 1996 by and between Alumax Building Products,
                              Inc. and Jack Gosch Ford, Inc. dba Hemet Valley
                              RV.

Alumax Coated Products,       Facilities Contract entered into as of March
Inc.                          14, 1995, between Alumax Building Products, Inc.
                              and Larry Delk & Associates Inc. regarding construction of a paintline and fabrication facility in Helena, Arkansas.

Alumax Coated Products,       Consulting Agreement between Alumax Coated
Inc.                          Products, Inc. and John Munday dated September 6,
                              1994, for construction of paintline at Helena, Arkansas.

Alumax Coated Products,       Consignment Agreement, dated January 3, 1996,
Inc.                          between Alumax Coated Products, Inc. and Morton
                              International, Inc. for West Helena, Arkansas plant (the original party was Alumax Building
                              Products, Inc.).

Alumax Coated Products,       Grant Agreement dated June 12, 1994, by and
Inc.                          among Alumax Coated Products, Inc., Alumax
                              Building Products, Inc., Phillips County, and
                              Helena/West Helena Industrial Development
                              Corporation.

Alumax Coated Products,       Lease Agreement dated July 12, 1994, by and
Inc.                          among Alumax Coated Products, Inc., Alumax
                              Building Products, Inc., and Helena/West Helena
                              Industrial Development Corporation.

Alumax Coated Products,       Agreement for Electric Service, dated March 6,
Inc.                          1995, with Woodruff Electric Cooperative
                              Corporation for a 2-year term.

Alumax Coated Products,       Sales Order, dated May 1, 1995, by and between
Inc.                          Amoco Energy Trading Corporation and Alumax
                              Coated Products, Inc. for supply of natural gas from May 1, 1995 through July 31, 1996.

Alumax Door Products,         Second Supplement to Sublease Agreement (Second
Inc.                          Expansion Area) dated October 10, 1989, by and
                              between DEVCO Realty, Alumax Door Products, Inc., and Alumax Fabricated Products, Inc. -and-
                              Environmental Covenant dated October 20, 1989
                              -and- Letter Agreement dated July 6, 1994, with the City of Richmond, Indiana, for construction of parking lot and railway facilities in Eastern
                              Indiana Industrial Park.

Alumax Door Products,         Business Property Lease and Guaranties, dated
Inc.                          December 30, 1992, by and between Marion
                              Industrial Properties, Inc., Robert M. Aubrey, and Alumax Door Products, Inc. for property at 1410 S.W. 12th Avenue, Ocala, Florida -and-
                              Subordination, Non-Disturbance and Attornment
                              Agreement dated as of December 28, 1992, by and among Barnett Bank of Marion County, N.A., Marion
                              Industrial Properties, Inc., Alumax Door
                              Products, Inc. and Alumax, Inc.

Alumax Door Products,         Agreement with International Association of
Inc.                          Machinists and Aerospace Workers - Richmond,
                              Indiana. Expires February 21, 1998.
                              (approximately 86 employees)

Alumax Door Products,         Sales Representative Agreement dated as of
Inc.                          February 15, 1993 by and between Johnson Metal
                              Products (division of Alumax Door Products, Inc.)
                              and S&M Marketing.

Alumax Fabricated Products    Supply Agreement effective January 9, 1994, by
Inc.                          and between Decatur Aluminum Corporation and
                              Alumax Fabricated Products, Inc. on behalf of
                              Alumax Building Products, Inc., as amended and restated effective April 1, 1996.

Alumax Fabricated Products    Supply Agreement dated August 7, 1995, between
Inc.                          Barmet Aluminum Corporation and Alumax Fabricated
                              Products, Inc.

Alumax Fabricated Products    Lease Agreement dated March 20, 1990, between
Inc.                          Peterson Properties Limited and Alumax Aluminum
                              Corporation for property at 5335 Triangle
                              Parkway, Norcross, Georgia -and- First Amendment to Lease Agreement, dated February 9, 1993, between Boca Corners, L.P. and Peterson
                              Properties Limited and Alumax Inc. -and- Second
                              Amendment to Lease, dated January 27, 1995, between Boca Corners, L.P. and Alumax Inc. - and-
                              Letter Agreement dated April 11, 1995.

Alumax Fabricated Products    ALUMAWOOD trademark agreement dated December 5,
Inc.                          1986, with Howard Manufacturing Company

Euramax Home Products,        Lowe's Master Standard Buying Agreement by and
Inc.                          between Lowe's Companies, Inc. and Alumax
                              Aluminum Corporation, Home Products Division, entered into January 12, 1995.*

Euramax Home Products,        Supply Agreement dated May 4, 1995, by and
Inc.                          between Nichols Aluminum and Alumax Aluminum
                              Corporation, Home Products Division.*

Euramax Home Products,        Letter Agreement between Home Products
Inc.                          Division, Alumax Aluminum Corporation,  and GSW
                              Thermoplastics Company, a division of GSW Inc., dated September 20, 1989. (Reinstating
                              Distribution Agreement dated October 8, 1987.)*

Euramax Home Products,        Industrial Building Lease dated October 20,
Inc.                          1992, between LaSalle National Trust, N.A. and
                              Alumax Aluminum Corporation for property at 6235
                              West 73rd Street, Bedford Park, Illinois -and-
                              Agreement of Subordination, Nondisturbance and
                              Attornment dated January 29, 1993 between
                              Allstate Life Insurance Company and Alumax
                              Aluminum Corporation.*

Euramax Home Products,        Commercial Lease Agreement, dated January 28,
Inc.                          1994, by and between Alexander & Baldwin, Inc.
                              and Alumax Aluminum Corporation, Home Products
                              Division, for 45,281 square feet situated at 1025
                              Avenue S, Suite 150, Grand Prairie, Texas.*

Euramax Home Products,        Lease made as of April 12, 1984, by and between
Inc.                          Northgate Investment Company and Alumax Aluminum
                              Corporation for property located at 3701-A Pell
                              Circle, Sacramento, California -and- Addendum to
                              Lease dated November 26, 1985 by and between Northgate Investment Company and Alumax Aluminum
                              Corporation -and- Second Addendum to Lease, dated
                              October 19, 1987, by and between Northgate
                              Investment Company and Alumax Aluminum
                              Corporation -and- Lease Extension dated November
                              28, 1988 between Northgate Investment Company and
                              Alumax Aluminum Corporation -and- Lease Extension
                              Agreement dated July 5, 1994 between Florian F.
                              Dauenhauer and Florene M. Heck and Alumax
                              Aluminum Corporation.*

Euramax Home Products,        Lease dated July 28, 1972 between J. L.
Inc.                          Williams & Co., Inc. and Howmet Corporation for
                              property at 4777 Stone Drive, Tucker, Georgia - and- Letter Extension dated September 10, 1992.*

Euramax Home Products,        Agreement with Miscellaneous Warehousemen,
Inc.                          Airline, Automotive Parts, Service, Tire, Rental,
                              Chemical and Petroleum, Ice, Paper, and Related
                              Clerical and Production Employees Union Local
                              781, affiliated with International Brotherhood of Teamsters, dated January 14, 1996 - Chicago
                              Service Center of Home Products Division of
                              Alumax Aluminum Corporation. Expires January 14,
                              1999. (approximately 22 employees)*

Euramax Home Products,        Vendor Information Packet (undated and
Inc.                          unsigned) governing terms and conditions of doing
                              business with The Home Depot.*

Euramax Home Products,        Private Label Agreement dated as of February
Inc.                          16, 1994 by and between Alumax Aluminum
                              Corporation and Alumin-Nu Corporation.*

Euramax Home Products,        Private Label Agreement dated as of March 20,
Inc.                          1996 by and between Alumax Aluminum Corporation,
                              Home Products Division and Geocel Corporation.*

Alumax Coated Products        Guarantee given to Secretary of State for Trade
U.K. Limited                  & Industry by Euramax Aluminum Limited (now
                              Alumax Coated Products Limited dated May 5, 1989)
                              (the parties are Ametalco Limited, Euramax
                              Aluminium Limited, and the Secretary of State for Trade & Industry).

Alumax Coated Products        Guarantee given by National Westminster Bank on
U.K. Limited                  behalf of Alumax Coated Products U.K. Limited for
                              payment of sums due to HM Customs & Excise
                              (L.30,000) and counter-indemnity given by Alumax
                              Coated Products U.K. Limited to National
                              Westminister Bank.

Alumax Coated Products        Exclusive Agency Agreement between Euramax Ltd.
U.K. Limited                  (now Alumax Coated Products U.K. Limited) and
                              Coiltrade i. Norrkoping AB, dated February 10,
                              1993. Appoints Coiltrade as exclusive sales agent in Sweden. Terminable on six months' written notice by either party.

Alumax Coated Products        Agency Agreement between Alumax Coated Products
U.K. Limited                  U.K. Limited and Dr. Augusto Hugony dated
                              February 2, 1996 (draft). Appoints Dr. Hugony as sole and exclusive agent for marketing and promotion in Italy (with the exception of the caravan sector) and San Marino. Initial fixed term of 3 years by fixed periods of one year, terminable on six months' written notice, such notice to expire at the end of the initial period or at the end of any such further fixed periods.

Alumax Coated Products        Contract with Barclays Limited (regarding the
U.K. Limited                  delivery of rolling slabs from December 1995
                              through 1996).

Alumax Coated Products        Contract with Alcan Rolled Products UK
U.K. Limited                  (regarding the conversion of ingot to coil from
                              July 1996 through December 1996)

Alumax Coated Products        Contract with Hoogovens Aluminium UK Limited
U.K. Limited                  (regarding the conversion of rolling slabs to
                              coil from January 1996 through December 1996)

Alumax Coated Products        Contract with Alliance Gas Limited (regarding
U.K. Limited                  the supply of gas to Brunel and McCadam Road
                              starting January 1996 though September 1998)

Alumax Coated Products        Contract with Yorkshire Electricity Group plc
U.K. Limited                  (regarding the supply of electricity to Brunel
                              and McCadam Road through October 1996)

Alumax Coated Products        Standard form contracts of employment with all
U.K. Limited                  employees (save for directors) as set out in two
                              Company Handbooks for monthy and hourly paid staff, respectively.

Alumax Coated Products        Cross guarantee for centralized cash management
U.K. Limited                  system of Alumax Coated Products U.K. Limited,
                              dated March 30, 1994 (guarantees the obligations of Alumax Holdings Limited, Alumax Ellbee Limited and Kawneer U.K. Limited).

Alumax Coated Products        Sales contract with Hydro Aluminium S.A., dated
B.V.                          January 5, 1996 (delivery of ingots from March
                              1996 through October 1996).

Alumax Coated Products        Sales contract with Hydro Aluminium S.A., dated
B.V.                          December 5, 1995 (delivery of ingots from April
                              1996 through June 1996).

Alumax Coated Products        Sales contract with Hydro Aluminium S.A., dated
B.V.                          November 14, 1995 (delivery of ingots from
                              January 1996 through August 1996).

Alumax Coated Products        Sales contract with Barclays Physical Trading,
B.V.                          dated November 13, 1995 (delivery of ingots from
                              January 1996 through December 1996).

Alumax Coated Products        Sales contract with Glencore, dated November 7,
B.V.                          1995 (delivery of ingots from November 1995
                              through April 1996).

Alumax Coated Products        Sales contract with Metall Management GmbH,
B.V.                          dated January 5, 1996 (delivery of ingots from
                              May 1996 through September 1996).

Alumax Coated Products        Contract with Alcan Rolled Products U.K., dated
B.V.                          December 15, 1995 (regarding the conversion of
                              ingots to aluminum coil sheet for 1996).

Alumax Coated Products        Special Pricing Memorandum between ACP B.V. and
B.V.                          Alcan Rolled Products U.K., dated December 15,
                              1995.

Alumax Coated Products        Contract terms with Hoogovens Aluminum, dated
B.V.                          November 20, 1995 (regarding the conversion of
                              ingots to aluminum coil sheet for 1996).

Alumax Coated Products        Contract with Pechiney Rhenalu Neuf Brisach,
B.V.                          dated November 23, 1995 (regarding the conversion
                              of ingots to aluminum coil sheet for 1996).

Alumax Coated Products        Contract with Alusuisse Swiss Aluminum Ltd.,
B.V.                          dated September 4, 1995 (regarding the conversion
                              of ingots to wide aluminum coil sheet for 1996).

Alumax Coated Products        Contract with Maersk Container Industrie AS in
B.V.                          respect of 1,000 tons aluminum coils.

Alumax Coated Products        Contract with Pechiney Rhenalu Issoire, dated
B.V.                          November 14, 1995 (regarding the conversion of
                              ingots to wide aluminum coil sheet for the first half of 1996).

Alumax Coated Products        Alumax Coated Products B.V. has concluded a
B.V.                          FOREX agreement with Alumax Inc. pursuant to
                              which Alumax Coated Products B.V. buys L.200,000 on a monthly basis with Dutch Guilder. Note: The agreement, which has a term extending to December
                              31, 1996, will be terminated prior to Closing.

Alumax Coated Products        Alumax Coated Products B.V. has granted a
B.V.                          participating loan to Alumax Holdings SA, the
                              interest of which is related to the profit of Alumax Holdings SA. (Note: the agreement will be terminated at Closing.)

Alumax Coated Products        Regional Collective Bargaining Agreement of the
S.A.                          Metallurgy industry of Loire et Arrondissement
                              d'Yssingeaux et Lozere

Alumax Coated Products        Alumax Coated Products S.A. is a party to
S.A.                          several agreements with labor unions.  See
                              Schedule 3.1(v).

Alumax Holdings Limited       Cross guarantee given by Alumax Holdings
                              Limited to National Westminster Bank dated March
                              21, 1994 in respect of U.K. Centralized Cash
                              Management System as a guarantee for the obligations of Alumax Coated Products U.K.
                              Limited, Alumax Ellbee Limited and Kawneer UK
                              Limited.

Alumax Holdings Limited       Indemnity from Alumax Holdings Limited to
                              National Westminster Bank, dated March 24, 1994.

Alumax Holdings Limited       Office lease of Alumax Holdings Limited at

                              11 Brook Business Center, Cowley Mill Road,
                              Uxbridge, Middlesex, England.

Alumax Ellbee Limited         Supply Agreement between Atrak Limited, Boomer
                              Industries Limited and Alumax Ellbee Limited, dated July 5, 1995.

Alumax Ellbee Limited         Asset Transfer Agreement between Alumax Ellbee
                              Limited and Polyplastics B.V., dated February 28,
                              1996.  The agreement prevents Alumax Ellbee
                              Limited from selling Acrylic windows.

Alumax Ellbee Limited         Guarantee given by National Westminster Bank in
                              relation to payment of sums due to HM Customs &
                              Excise (L.50,000) by Alumax Ellbee Limited and counter-indemnity given by Alumax Ellbee Limited to National Westminister Bank.

Alumax Ellbee Limited         Ground leases of Alumax Ellbee in Grangefield
                              Industrial Estate in Pudsey, England.

Alumax Ellbee Limited         Lease of Unit 3, First Avenue, Grangefield
                              Industrial Estate, Pudsey, England.

Alumax Ellbee Limited         Cross guarantee for centralized cash management
                              system of Alumax Ellbee Limited, dated March 1994
                              (guarantees the obligations of Alumax Coated
                              Products U.K. Limited, Alumax Holdings Limited and Kawneer U.K. Limited.)

Alumax Ellbee Limited         Debtor Insurance Contract with Coface LBF
                              through October 1997.

Alumax Ellbee Limited         Gas Contract with Kerr-McGee Gas (U.K.) Limited
                              through 1997

Alumax Ellbee Limited         Electricity Contract with Yorkshire Electricity
                              Group plc through October 1996

Alumax Ellbee Limited         At any one time there may be contracts for up
                              to one month's advance supply of aluminum which may have a value in the region of L.200,000.

Alumax Ellbee Limited         Annual Wages Agreement with General, Municipal,
                              Boiler makers and Allied Trades Union

Alumax Ellbee Limited         Standard form contracts of employment with all
                              employees (save for directors) as set out in the Company Handbook.

Alumax Ellbee Limited         Letter appointing Mr. Pittendreigh as Financial
                              Controller and Company Secretary, dated March 6,
                              1995.

Alumax Ellbee Limited         Asset Purchase Agreement between Alumax Ellbee
                              Limited and Halls Homes & Gardens (Trading)
                              Limited dated June 24, 1992.

Alumax Europe B.V.            Credit facility in the amount of U.S.
                              $15,000,000 dated November 5, 1992 with Generale
                              Bank (formerly Credit Lyonnais Bank Nederland).

Alumax Europe B.V.            Joint Venture Agreement dated April 27, 1993
                              with Kawneer Europe B.V. and Kawneer Aluminum
                              Gmbh. The agreement contains a non-competition clause (Article 13) providing for a restriction in the business of manufacturing, marketing, distributing and/or selling aluminum products within or into any part or all of Eastern Europe, including Poland.

Alumax Europe B.V.            Loan Agreement with Kawneer Polska in the
                              amount of DM 300,000 on the terms and conditions as laid down in the deed of incorporation dated
                              April 27, 1993.

Alumax Europe B.V.            Loan agreements dated May 11, 1994 (290,000,000
                              Polish zlotys), June 10, 1994 (1,820,000,000
                              Polish zlotys) and March 28, 1994 (90,000,000
                              Polish zlotys) with Alumax Polsha.**

Alumax Europe B.V.            Deed of incorporation of Kawneer Polska dated
                              April 27, 1993.

Alumax Inc.                   Cross guarantee for centralized cash management
                              system of Alumax Inc., dated March 1994
                              (guarantees the obligations of Alumax Holdings
                              Limited, Alumax Coated Products U.K. and Alumax
                              Ellbee Limited).

Alumax Industries S.A.        Loan of 20,000,000FF from Alumax Holdings S.A.
                              to enable Alumax Industries S.A. to acquire shares of Alumax Coated Products S.A. in December
                              1995.

Alumax Industries S.A.        Regional Collective Bargaining Agreement of the
                              metallurgy industry of the Maine and Loire.

* Contracts to be assigned to Euramax Home Products, Inc. under Asset Purchase Agreement between Alumax Aluminum Corporation and Euramax Home Products, Inc.

** These contracts were stated in terms of old Polish zlotys. As of 1995, 10,000 old zlotys are equal to one new zloty.

Additional Matters

1.       Appointment letter for Neil Davies dated September 27, 1977.

2. Appointment letter for R. A. Walters dated July 18, 1983 and relocation expenses letter dated July 15, 1983.

3.       Guarantee letter from Alumax Inc. to Jean-Claude Bonnard dated March
         10, 1988.

4. Employment Letter from Alumax International to Aloyse Wagener dated March 20, 1992 (superseded by the "Contrat de Travail").*

5. Employment Contract ("Contrat de Travail") between UCP Societe Industrielle and Aloyse Wagener, dated July 1, 1992.

6.       Appointment letter for J.M. Cuypers dated April 24, 1970.

7. Employment letter from Euramax Aluminium Limited to Gerald Williams dated August 14, 1986.

- --------------------

* See also item no. 4 of Schedule 4.11(a). To the extent this Employment Letter is superseded, the Employment Letter will not be binding.

8. Employment letter from Alumax Ellbee Limited to Paul Encell dated December 23, 1994.

9. Employment letter from Euramax Limited to Ms. A. M. Pallares dated February 1, 1991.

10. Consulting Agreement between Alumax Coated Products UK Limited and Employment Training Advisory Support Services Ltd. confirmed in letter to Euramax Ltd. dated December 8, 1992.

11. See also Schedule 3.1(h) regarding leased properties outside the United States.

12. Alumax Coated Products U.K. Limited has agreed not to compete with other companies in the group in certain territories pursuant to the following unwritten arrangements:

           Party                           Territory                           Customers/Products
- --------------------------         ---------------------------             ---------------------------
 Alumax Coated                     Belgium, the                            All
 Products B.V.                     Netherlands and
                                   Luxembourg

                                   Germany                                 All

 Alumax Coated                     Spain                                   All,  other than
 Products S.A.                                                             industrial clients

                                   Portugal                                All, other than
                                                                           industrial clients

                                   Italy                                   All, other than
                                                                           industrial clients

 Alumax Mill                       All, except U.K.                        MIC 6 tool plate
 Products                          and Scandinavia

13. Alumax Coated Products B.V. has agreed not to compete with Alumax Coated Products U.K. Limited pursuant to the following unwritten arrangements:

           Party                          Territory                            Customers/Products
- ---------------------------        ---------------------------             ---------------------------
Alumax Coated                      UK                                      All, including
Products U.K.                                                              industrial clients

                                   Scandinavia                             All, including
                                                                           industrial clients

                                   All                                     Video blanks for
                                                                           teletronics market

In practice, if any inquiry is received by Alumax Coated Products U.K. from a relevant product/customer, it will refer such inquiry to the relevant company.


14. Alumax Ellbee Limited has an outstanding purchase order with the party listed below:

      Party                         Date                        Value
- ------------------           ---------------------       -----------------------
Barclays Physical               June 24, 1996                *202,800
Trading Limited

Alumax Coated Products U.K. Limited has outstanding purchase orders with the parties listed below:



Party                                   Date                    Purchase                Value
                                                                Order
                                                                Number
- --------------                          --------------          --------------          --------------
Barclays Physical                       April 9, 1996           61949a                  L.115,900
Trading Limited

Barclays Physical                       October 31, 1995        59570a                  $528,750
Trading Limited

Barclays Physical                       April 9, 1996           61950a                  L.115,900
Trading Limited

Barclays Physical                       October 31, 1995        59571a                  $528,750
Trading Limited

Barclays Physical                       April 9, 1996           61951a                  L.116,300
Trading Limited

Barclays Physical                       October 31, 1995        59572a                  $528,750
Trading Limited

Barclays Physical                       October 31, 1995        59573a                  $528,750
Trading Limited

Barclays Physical                       October 31, 1995        59574a                  $528,750
Trading Limited

Barclays Physical                       October 13,             59270c                  L.58,850
Trading Limited                         1995

Barclays Physical                       September 9,            58842a                  L.63,000
Trading Limited                         1995

Barclays Physical                       October 31,             59568c                  $528,750
Trading Limited                         1995

Haden Orysys                            October 18,             59347d                  L.524,685
International                           1995
Limited

Alumax Industries S.A. has outstanding purchase orders with the parties listed below:

   Party                               Date                                           Value
- -----------                         -----------                                    -----------
SOFTAL                             June 7, 1996                                    FF 776,610

SOFTAL                             June 13, 1996                                   FF 767,016

SOFTAL                             June 4, 1996                                    FF 230,677

SOFTAL                             March 26, 1996                                  FF 596,970

SOFTAL                             June 13, 1996                                   FF 23,292

SOFTAL                             June 3, 1996                                    FF 20,904

SOFTAL                             June 4, 1996                                    FF 20,984

SOFTAL                             May 15, 1996                                    FF 238,788


Alumax Coated Products B.V. has outstanding purchase orders with the parties listed below:

       Party                                  Date                                          Value
- --------------------------              -------------------                             -------------
Hunter Douglas Metals B.V.              June 7, 1996                                    NLG 1,340,000

Hydro Aluminum S.A.                     January 5, 1996                                 NLG 2,356,000

Metall Management
Gesellschaft MBH & Co KG                January 5, 1996                                 NLG 1,266,750

Barclays Physical Trading               June 14, 1996                                   NLG 1,355,000

Barclays Physical Trading               November 13,                                    NLG 2,137,620
                                        1995

Hydro Aluminum S.A.                     June 10, 1996                                   NLG 3,412,800

Hydro Aluminum S.A.                     December 5,                                     NLG 1,382,000
                                        1995

15. Various confidentiality, nondisclosure, finders fees and broker agreements (some of which prohibit disclosure to the Purchaser and are therefore not listed below, but which will be among the records of the Sale Companies after the Closing), including, but not limited to:

         a. Agreement Concerning Confidential Disclosure of Information by Steelcase to an Outside Party
                      Parties:  Alumax Fabricated Products, Inc. and
                                Steelcase Inc.
                      Dated:     May 20, 1994

         b.     Acquisition Candidate/Finder's Fee Agreement
                      Parties:  Alumax Fabricated Products, Inc. and
                                Fernwood Management Company, Inc.
                      Dated:    May 12, 1994

         c.     Confidentiality and Non-Disclosure Agreement
                      Parties:  Merchant Capital Group, Ltd. and
                                Alumax Fabricated Products, Inc.
                      Dated:    June 14, 1994

         d.     Confidentiality Agreement
                      Parties:  Calhoun Companies and Alumax
                                Fabricated Products, Inc.
                                re: Lexington Standard Corp.
                      Dated:    July 26, 1994

                Finder Fee Agreement
                      Parties:  Alumax Fabricated Products, Inc. and
                                Calhoun Companies
                      Dated:    July 26, 1994

         e.     Finder Fee Agreement (Cardinal Aluminum Co./Aluminum Source
                Inc.)
                      Parties:  Alumax Fabricated Products,Inc. and Calhoun
                                Companies
                      Dated:    March 8, 1994

         f.      Non-Disclosure Agreement
                      Parties:  Alumax Fabricated Products, Inc. and
                                Great Walls of America, Inc.
                      Dated:    August 8, 1994

         g.      Joint Nondisclosure Agreement
                      Parties:  Alumax Fabricated Products, Inc.,
                                Kawneer Co., Inc. and Steelcase, Inc.
                      Dated:    September 30, 1994

         h. Standard Nondisclosure Statement and Representation of Purchaser Agreement
                      Parties:  American Business Group, Inc. and Alumax
                                Home and Specialty
                      Dated:    November 7, 1989

         i.      Confidentiality Agreement
                      Parties:  Alumax Home & Specialty Products with
                                Calhoun Companies
                      Dated:    January 16, 1990

                 Fee Agreement
                      Parties:  Alumax Home and Specialty Products and
                                Calhoun Companies
                      Dated:    January 16, 1980

         j.      Confidentiality Agreement
                      Parties:  Alumax Home and Specialty Products and
                                Calhoun Companies
                      Dated:    January 5, 1990

                 Fee Agreement
                      Parties:  Alumax Home and Specialty Products and
                                Calhoun Companies
                      Dated:    January 5, 1990

         k.      Confidentiality Agreement
                      Parties:  Alumax Home and Specialty Products and
                                Calhoun Companies
                      Dated:    January 16, 1990

                 Fee Agreement
                      Parties:  Alumax Home and Specialty Products and
                                Calhoun Companies
                      Dated:    January 16, 1990

         l.      Consultant Fee Letter
                      Parties:  Alumax Inc. and R. William Breece, Jr.
                                (re:  manufacturer of aluminum and vinyl
                                windows)
                      Dated:    February 23, 1990

         m.      Services Engagement Letter
                      Parties:  Alumax Fabricated Products, Inc. and
                                Gardiner & Rauen, Inc.
                      Dated:    June 26, 1990

         n.      Letter Agreement of Confidentiality
                      Parties:  Alumax Fabricated Products, Inc. and
                                Gardiner & Rauen, Inc.
                      Dated:    June 26, 1990

         o.      Agreement of Confidentiality, Non-Disclosure and Disclaimer
                      Parties:  Nationwide Business Services and
                                Alumax Inc.
                      Dated:    August 14, 1990

         p.      Confidentiality Agreement
                      Parties:  Finch & Moore Associates, Inc. and
                                Alumax (re:  Hirschfield Steel Co., Inc.)
                      Dated:    December 12, 1990

         q.      Confidentiality Agreement
                      Parties:  Alumax Fabricated Products, Inc. and
                                Geneva Capital Markets, Inc.
                      Dated:    December 20, 1990

         r.      Standard Fee Agreement Letter
                      Parties:  Preferred Equities Company, Inc. and
                                Alumax Fabricated Products, Inc.
                      Dated:    December 21, 1990

         s.      Confidentiality Agreement
                      Parties:  Interstate/Johnson Lane Corporation and
                                Alumax Home and Specialties Products Group
                      Dated:    June 6, 1989

         t.      Confidentiality Agreement (Precision Machining Company
                 Formac Corp.)
                      Parties:  Alumax Home and Specialty Products and
                                Calhoun Companies
                      Dated:    December 20, 1989

         u.      Confidentiality Agreement (Aluminum Design Corporation)
                      Parties:  Alumax Home and Specialty Products and
                                Stevenson & Company
                      Dated:    May 5, 1989

         v.      Finder Fee Agreement (Penny Plate, Inc.)
                      Parties:  Pride Capital Group, Inc. and Alumax
                                Fabricated Products, Inc.
                      Dated:    July 21, 1995

         w.      Confidentiality and Non-Disclosure Agreement
                      Parties:  Southern Aluminum Manufacturing, Inc. and
                                Alumax Aluminum Corp.
                      Dated:    August 24, 1995

         x.      Confidentiality Agreement (Novo Industries)
                      Parties:  Alumax Fabricated Products, Inc. and
                                Imperial Brokerage Co.
                      Dated:    April 18, 1995

         y.      Finder Fee Agreement
                      Parties:  Alumax Fabricated Products, Inc. and
                                Calhoun Companies
                      Dated:    April 5, 1995

                 Confidentiality Agreement
                      Parties:  Alumax Fabricated Products, Inc. and
                                Calhoun Companies
                      Dated:    April 5, 1995

         z.      Confidentiality Agreement (General Aluminum Corp.)
                      Parties:  Alumax Fabricated Products, Inc. and
                                Imperial Brokerage Co.
                      Dated:    April 5, 1995

                 Finder Fee Agreement
                      Parties:  Alumax Fabricated Products, Inc. and
                                Imperial Brokerage Co.
                      Dated:    undated

         aa.     Fee Agreement
                      Parties:  St. Denis Partners, dba Robert Finch
                                Associates and Alumax Fabricated
                                Products, Inc.
                      Dated:    March 8, 1995

         bb.     Confidentiality Agreement
                      Parties:  Capital Consultants Hansen + Partner
                                and Alumax Fabricated Products, Inc.
                      Dated:    February 13, 1996

         cc.     Finder Fee Agreement
                      Parties:  American Brokerage Partners, Inc.
                                and Alumax Fabricated Products, Inc.
                      Dated:    February 13, 1996

         dd.     Confidentiality Agreement (re:  Able Enterprises, Inc.)
                      Parties:  Interlink and Alumax Inc.
                      Dated:    October 18, 1989

         ee.     Confidentiality Agreement (re:  Transonics, Inc. and
                 Dynasonics, Inc.)
                      Parties:  Interlink and Alumax Inc.
                      Dated:    October 18, 1989
         ff.     Non-Disclosure Agreement
                      Parties:  Bazzle & Trainor Associates and
                                Alumax Fabricated Products, Inc.
                      Dated:    May 10, 1991

         gg.     Non-Disclosure Confidentiality Agreement
                      Parties:  Nightingale & Associates, Inc. (on behalf of
                                certain pre-engineered metal buildings and
                                roofing manufacturers) and Alumax Fabricated
                                Products, Inc.
                      Dated:    May 31, 1991

         hh.     Letter Confidentiality Agreement
                      Parties:  USG Corporation and Alumax Inc.
                      Dated:    January 26, 1991

         ii.     Letter re Confidentiality
                      Parties:  Geneva Capital Markets, Inc. and
                                Alumax Fabricated Products, Inc.
                      Dated:    April 2, 1991

         jj.     Confidentiality and Fee Agreement Letter
                      Parties:  Crown Capital Corporation and Alumax
                                Inc.
                      Dated:    June 4, 1991

         kk.     Fee Agreement
                      Parties:  Throne & Company and Alumax Fabricated
                                Products, Inc.
                      Dated:    August 23, 1991

         ll.     Confidentiality Agreement
                      Parties:  D.J. Robinson Consultants Inc. and Alumax
                                Fabricated Products, Inc.
                      Dated:    December 10, 1991

         mm.     Confidentiality Agreement
                      Parties:  The Summerford Company, Inc. and Alumax
                                Fabricated Products, Inc.
                      Dated:    January 3, 1991

         nn.     Intermediary Fee/Non-Disclosure Agreement
                      Parties:  Business to Business International, Inc. and
                                Alumax Fabricated Products, Inc.
                      Dated:    April 16, 1992

         oo.     Finder Fee Agreement
                      Parties:  Alumax Fabricated Products, Inc. and
                                Calhoun Companies (on behalf of Cobra
                                Industries)
                      Dated:    August 3, 1992
         pp.     Finder's Fee Agreement
                      Parties:  Harry Roman & Company and Alumax Fabricated
                                Products, Inc.
                      Dated:    August 8, 1992

         qq.     Confidentiality Agreement
                      Parties:  Niederhoffer-Henkel & Co., Inc. and Alumax
                                Fabricated Products, Inc.
                      Dated:    August 18, 1992

         rr.     Letter Fee Agreement
                      Parties:  Robert Martens & Company (on behalf of Allsco
                                Building Supplies, Inc.) and Alumax Fabricated
                                Products, Inc.
                      Dated:    December 22, 1992

         ss.     Standard Fee Agreement Letter
                      Parties:  The Aspen Group and Alumax Fabricated Products,
                                Inc.
                      Dated:    December 21, 1992

         tt.     Confidentiality Agreement
                      Parties:  Niederhoffer-Henkel & Co. and Alumax Fabricated
                                Products, Inc.
                      Dated:    undated (fax dated August 7, 1993)

         uu.     Confidential Disclosure Agreement
                      Parties:  Alumax Fabricated Products, Inc. and Alumber
                                LLC, represented by Thomas A.  Nassif
                      Dated:    December 23, 1993

         vv.     Non-Disclosure Agreement
                      Parties:  Alumax Aluminum Corporation (Home Products
                                Division) and J&F Tool
                      Dated:    March 20, 1995

         ww.     Joint Non-Disclosure Agreement
                      Parties:  Alumax Building Products, Inc., Alumax
                                Aluminum Corporation and Corcel Corporation
                      Dated:    January 20, 1995

         xx.     Confidentiality and Nondisclosure Agreement
                      Parties:  Alumax Fabricated Products, Inc. and
                                Uniplex Profiles, Inc.
                      Dated:    May 22, 1995

         yy.     Confidentiality Agreement
                      Parties:  Alumax Industries SA and Matra
                      Dated:    June 10, 1994
         zz.     Confidentiality Agreement:
                      Parties:  Alumax Industries SA and Trev
                      Dated:    undated

12.      See also documents relating to the UK Pension Scheme listed in
         Schedule 3.1(m)(xii) and the disclosures made generally in Schedules 3.1(m)(viii) through 3.1(m)(xiv) in this respect.

                               SCHEDULE 3.1(q)
                                 TAX MATTERS

1.       Alumax Inc.

Tax Dispute Regarding Consolidation with Amax

         The Internal Revenue Service (the "IRS") has asserted that Alumax Inc. (the "Company") and certain of its subsidiaries were improperly included in the consolidated income tax returns of AMAX Inc. ("Amax") for 1984, 1985 and 1986 and on that basis has asserted a federal income tax deficiency against the Company of $129 million. Interest on the deficiency through December 31, 1995, would be $235 million. In response to the IRS' notice of deficiency, the Company filed a petition in United States Tax Court on May 15, 1995, seeking a redetermination in respect of the purported deficiency. The IRS filed its answer on July 11, 1995, disputing the position advanced in the Company's petition and requesting affirmation of the IRS' determination. The parties have waived their rights to a trial and the matter is being submitted to the Court for decision based upon the pleadings, stipulations, memoranda and other documents submitted to the Court by the parties.

         In connection with the spin-off of the Company, the Company and Amax entered into the tax disaffiliation agreement, dated as of May 24, 1993 (the "Tax Disaffiliation Agreement"), defining the rights and obligations of the Company and Amax in respect of taxes following the consummation of the spin-off. Under the terms of the Tax Disaffiliation Agreement, the Company has assumed responsibility for all proceedings regarding the purported deficiency and payment of any additional taxes, along with penalties and interest, which may ultimately be due.

         The Company has set up a reserve to provide for the net deficiency (taking into account tax benefits to the Company from paying the deficiency and interest).

2.       US Sale Companies

         All U.S. Sale Companies have entered into agreements extending the statute of limitations applicable to U.S. Federal income taxes for the years 1984 - present.

3.       Alumax Coated Products SA

         A controle fiscal has recently been completed; the results are awaited. This is an audit carried out by the French tax authorities whereby the company accounts for the preceding two fiscal years (1993 and 1994) are reviewed.

4.       Alumax Coated Products B.V.

         The tax authorities have indicated, although no formal assessment has been made, that they will levy an additional amount of VAT (approximately NLG 65,000) in respect of the use of company cars and the canteen. They have also indicated that the amount of the fiscal reserve is too high. Accordingly, NLG 2,000,000 will have to be added to the fiscal profit of Alumax Coated Products B.V. This will lead to additional tax payments of approximately NLG 700,000 (i.e. 35% of NLG 2,000,000).

         Alumax Coated Products B.V. has lodged an objection to the 1990 tax assessment but no formal assessment has yet been imposed by the Dutch tax authorities.

5.       Alumax Europe B.V.

         The tax authorities have indicated, although no formal assessment has been made, that they will levy an additional amount of VAT in respect of the VAT registration of Alumax Europe B.V. for the period 1991-1994 (approximately NLG 27,750). This amount will have to be increased for 1995.

        Alumax Europe B.V. has tainted share premium of NLG 44,465,497.

6.       Alumax Industries S.A. and Alumax Coated Products S.A.

         Alumax Industries S.A. and Alumax Coated Products S.A. are parties to a tax allocation agreement with Alumax Holdings S.A.

7. Alumax Holdings Limited, Alumax Coated Products UK Limited and Alumax Ellbee Limited

         Alumax Holdings Limited, Alumax Coated Products UK Limited and Alumax Ellbee Limited are parties to a tax allocation agreement.

                               SCHEDULE 3.1(s)
                             BROKERS AND FINDERS



Wolfensohn & Co., Incorporated*
599 Lexington Avenue
New York, New York  10022

Wolfensohn & Co., Incorporated's fees and expenses will be paid by Alumax Inc.





__________________________________

* Name may change pending merger of Wolfensohn & Co., Incorporated and Bankers Trust.

                                SCHEDULE 3.1(t)
                             SUFFICIENCY OF ASSETS

1. Auto lease with Wheels, Inc. will be terminated. Purchaser will be required to enter into a lease and transfer agreement with Wheels, Inc. prior to Closing.

                                SCHEDULE 3.1(v)
                        COLLECTIVE BARGAINING AGREEMENTS


1. Alumax Ellbee Limited recognizes the General, Municipal, Boiler Makers and Allied Trade Union in respect of hourly/weekly paid employees.

2. Alumax Industries SA and Alumax Coated Products SA are bound by the National and Regional Collective Bargaining Agreements:

                 Convention Collective Nationale de la Metallurgie (National Collective Bargaining Agreement of the Metallurgy Industry).

                 Conventions Collectives Regionale de la Metallurgie (Regional Collective Bargaining Agreements of the Metallurgy Industry):
                 -        Maine-et-Loire
                 -        Loire et Arrondissement d'Yssingeaux et Lozere

3. Approximately 10 of the employees of Alumax Coated Products B.V. are members of a labor union.

4. Alumax Coated Products B.V. is subject to the Collective Labor Agreement (consisting of 5 agreements) for the Metallurgic and Electrotechnical Industry. A new collective labor agreement is being negotiated. It appears from recent media coverage, that these negotiations are not progressing very well. Moreover, according to such coverage, the labor unions have threatened strike action.

5. See also Schedule 3.1(p) for collective bargaining agreements to which the U.S. Sale Companies are parties.

6. There was a strike at Alumax Coated Products SA which lasted approximately four hours in March 1996. This related to salaries and year-end bonuses.

7. There is currently a Petition for Certification pending at Alumax Door Products (Ocala, Florida) regarding the International Association of Machinists and Aerospace Workers.

                               SCHEDULE 3.1(w)

                            ENVIRONMENTAL MATTERS

                                United States

 Site                         Wastewater               Stormwater                      Air
 ----                         ----------               ----------                      ---
                                          Alumax Appliance and Specialty Products, Inc.

 Carrollton, Kentucky         Ky0011732                                                079-0580-0015
                              For sanitary only                                        Small silk screening
                              NPDES                                                    operation

 Vandalia, Ohio               Application submitted    Application submitted
                              Pending state action     Pending state action


                                           Alumax Building Products, Inc.

 Anaheim, California          2-1-102                  State General in place          007062
                              To sewer                                                 For coating line

 Elkhart, Indiana             INR00A045                                                2009930690


                                            Alumax Coated Products, Inc.

 Helena, Arkansas             State letter of                                          1581A
                              authorization                                            For coating line


                                             Alumax Door Products, Inc.

 Ocala, Florida               J1-02-0797              FLR003143                       300 RL 420075
 Richmond, Indiana            To sewer                INR 00 J001                     Application submitted
                                                                                       Pending state action
                                                                                       (de minimus source)


                                             Euramax Home Products, Inc.*

Lancaster, Pennsylvania       320                                                      36 318 0888
                              To sewer                                                 For coating line





- ----------------------------------

* (To be assigned to Euramax Home Products, Inc. under Asset Purchase Agreement between Alumax Aluminum Corporation and Euramax Home Products, Inc.)

The following plants have no permittable air emissions or industrial wastewater discharges. Stormwater permits may be required.

                         Alumax Building Products, Inc.


 Bloomburg, Pennsylvania                                  PAR 204802

 Bristol, Indiana                                         No discharge

 Loveland, Colorado                                       COB-010373

 Mansfield, Texas                                         TXR-00A67

 Marshfield, Wisconsin                                    Applied for, pending state action

 McPherson, Kansas                                        Applied for, pending state action

 Mesa, Arizona                                            No discharge

 Moulton, Alabama                                         AL6120030

 Mount Joy (Manheim), Pennsylvania                        Closed

 Reidsville, North Carolina                               NCG030000

 Romoland (Perris Valley), California                     Applied for, pending state action

 Stayton, Oregon                                          No discharge

 Tifton, Georgia                                          GAR000000

 West Sacramento, California                              Applied for, pending state action


 Service Centers                                          None required

                                     Europe


 Site                                    Wastewater                             Air
 ----                                    ----------                             ---
                                             Alumax Coated Products B.V.

 Roermond                                Authorized by local authority*         Authorized by local authority
                                         (Province of Limburg)


                                         Alumax Coated Products U.K. Limited

 Corby                                   Authorized by local authority (Corby   U.K. Environmental Protection Act
                                         District Council)


                                                Alumax Ellbee Limited

 Pudsey                                  Leeds City Council                     B0106
                                         Powder coating YW/946/93C
                                         Anodising YW/560/92B


                                                 Alumax Industries SA

 Montreuil-Bellay                        Authorized by city**                   --


Additional Permits:

1. Alumax Ellbee Limited Environmental Protection Act 1990 Authorization dated 30 June 1993 for Grangefield Industrial Estate. Authorization to carry out the process of application of dry powder to an aluminum substrate where more than 20 tons is applied in a solid form in any twelve month period.


- ----------------------------------

     * A condition of the permit dated March 11, 1993, "Wet Verontreikiging oppervlaktewatern" (waste water discharge permit), is an investigation to be performed by Euramax (now Alumax Coated Products B.V.) into reduction of aluminum emission according to best practicable means ("best uitvoerbare technieken") and to be filed with the Water Board on January 1, 1995. It is uncertain whether this investigation has been performed.

     **  This agreement is not signed by the city.

2. Alumax Ellbee Limited Environmental Protection Act 1990 Authorization dated 4 February 1995 for Grangefield Industrial Estate. Authorization to carry out the process of application of dry powder to an aluminum substrate where more than 20 tons is supplied in a solid form in any twelve month period.

3. Alumax Coated Products U.K. Limited has local authority authorization under Environmental Protection Act at Brunel Road site.

4. Three "Hinderwetvergunningen" (Nuisance Act permits) granted to Euramax (now Alumax Coated Products B.V.), dated July 16, 1984, January 19, 1987, and May 23, 1989, regarding expansion of the site at 6 Industrieweg. The site was granted a wholly revised Environmental Protection Act permit on August 23, 1994 which replaces any previous Nuisance Act permits.

5. "Lozingsvergunning ingevolge de Lozingsverordening Riolering" (municipal wastewater discharge permit granted to Euramax (now Alumax Coated Products B.V.)), dated August 8, 1983, relating to the site at 6 Industrieweg.

6. "Lozingsvergunning Waterschap Zuiveringschap Limburg" dated March 11, 1993 (wastewater discharge permit granted by Regional Waterboard to Euramax (now Alumax Coated Products B.V.) site at 6 Industrieweg). An emission reduction study which had to be performed before January 1, 1995 may lead to stricter emissions standards in the permit.

7. "Grondwaterontrekkingsvergunning" (groundwater extraction permit) granted by the Executive of the Province of Limburg relating to the site at 6 Industrieweg, dated December 22, 1987 (unless renewed, expired in 1993).

8. "Vergunning ingevolge de Wet Milieubeheer aan Euramax" (Environmental Protection Act permit) granted to Euramax (now Alumax Coated Products B.V.) dated December 14, 1993 relating to the site at Productieweg 2 in Roermond.

9. "Gebruiksvergunningen" (permits to use the building) dated September 21, 1994 for Productieweg 2 and dated February 21, 1996 for Industrieweg 6, granted by the Fire Department of the Municipality of Roermond to Alumax Coated Products B.V.

10. Two factory expansion permits dated December 19, 1995 under the "Wet milieubeheer" (Environmental Protection Act) granted by the

    Municipality of Roermond to Alumax Coated Products B.V.'s site at 6 Industrieweg.

11. "Revisievergunning ingevolge de Wet milieubeheer" (Environmental Protection Act (EPA) permit) granted by the Municipality of Roermond to Euramax (now Alumax Coated Products B.V.), dated August 23, 1994, relating to the 6 Industrieweg site in Roermond.

Other Matters

1. The effluent treatment plant at Alumax Industries SA includes underground storage tanks.

2. The roof of the Anodising Department of Alumax Industries SA may be comprised of Asbestos sheeting. A sample has been sent for external analysis.

3.  There is an underground fuel tank at Alumax Industries S.A.

4. During 1994 and 1995, the Alumax Industries SA facility was unable to meet effluent limits. The plant's treatment system was upgraded in late 1995 and now meets the limits.

5. Alumax Coated Products U.K. Limited experienced a chrome leak some 1 to 5 years ago. The land area in which it occurred continues to be pumped out and monitored. It appears to be contained within local heavy clay soil.

6. New abatement equipment is being installed at the Alumax Coated Products site in Corby to the Decor Process (end of May/early June 1996) and to the main paintline (end of July/early August 1996). On completion of the installation, the Local Authority will issue a new authorization.

7. There was formerly an underground fuel storage tank located at Alumax Ellbee Limited. This was filled in accordance with Fire Officers regulations in March 1993. The Fire Officer's requirements were that the tank be filled with concrete slurry (10-1 mix).

8. Because of a potential problem in 1992 and 1993 from fall-out from the anodising scrubber chimney at the Alumax Ellbee site in Pudsey, the anodising section was completely refurbished and the scrubbing system replaced in September 1995.

9. On February 7, 1996, two officers of the environmental police visited Alumax Coated Products B.V. in respect of the quantity of paint remaining in "empty" paint drums. A letter dated February 13, 1996 from Mr. H. Meuwissen of Alumax Coated Products B.V. to Mr. C. J. Kucera referring to a visit by the environmental police relates to an alleged violation of waste legislation occurring in 1994. This may result in a fine.

10. "Controle Rapport Brandweer Gemeente Roermond" dated November 23, 1995 (Report of an inspection by the Fire Department of the Municipality of Roermond), stating violations of permit conditions and outlining the measures which must be taken ultimately within 6 months.

11. Alumax Coated Products B.V. exceeded its permit limitation in relation to the sulphate content of water effluents during the quarter ended September 29, 1993. The limitation in the permit has since been increased.

12. The Euramax Concept Actieplan Milieu Nul - Audit dated January 1992 and the Euramax Milieu Nul - Audit dated January 1992 and the Loran Report dated January 3, 1994 refer to certain permit violations and/or soil pollution. Based upon available information, with the renewal of the Nuisance Act in 1995 all problems mentioned in the Nul - Audit were solved.

13. A report drafted by DHV environmental consultancy, "Industrieschap Roerstreek Bodemonderzoek Heide-Roerstreek" (soil investigation), dated March 1990, shows the results of a very limited soil investigation on several industrial sites presumably in the neighborhood of the two Euramax (now Alumax Coated Products B.V.) sites. It shows some spots of serious pollution. Since the report has a very limited scope, it does not supply much information. Based upon available information, the problem of the soil pollution was solved before the building permit was acquired in 1994.

14. "Verkennend bodemonderzoek (NVN 5740) beschrijving nulsituatie (indicative soil investigation baseline report) Euramax Coated Products B.V. te Roermond, Industrieweg 6," dated January 3, 1994, which includes a description of the production process with potentially polluting activities.

15. The Carrollton facility received an NOV in November 1994 from EPA following a June 1994 inspection and corrective action was completed by December 1994.

16. The Carrollton plant has asbestos-containing transite siding panels in the upper portion of the high bay.

17. In January 1993, the Carrollton facility received an Agreed Order from the KDNREP requiring corrective actions due to several exceedances of the KPDES discharge permit. By mid-1993, all requirements of the Order were satisfied. The anodising line, which was the source of the regulated wastewater, was removed during 1994, leaving only the sanitary treatment plant being discharged. There have been occasional exceedances on discharge from the sanitary treatment plan (e.g. TSS and BOD) due to upsets in the system, which were promptly corrected.

18. In October 1993, the Carrollton plant received an NOV from the KDNREP regarding certain violations of the hazardous waste regulations (e.g. labeling and inspection) which were immediately corrected.

19. The Richmond, Indiana plant was unable to meet requirements of a new discharge permit issued in early 1994, but treatment was upgraded and the plant discharge is in compliance with the permit.

20. In late 1994 in connection with excavation for plant expansion, paint spillage was found between the wall and floor slab at Lancaster. Contaminated soil was excavated and disposed of in accordance with RCRA.

21. During 1992, the Lancaster plant experienced several exceedances of its discharge permit, which was addressed by installation of additional settling and filtration capacity.

                                                           SCHEDULE 3.1(x)
                           CUSTOMERS AND SUPPLIERS

                                                                                                                1995 Sales
       Customer                Country              Business Unit                     Market                       ($MM)
   ---------------             -------          --------------------          ---------------------             ----------
      Home Depot                 US                 Home Products              Bldg/Repair & Maint.                19.1

       Fleetwood                 US               Building Products                     RV                         17.1

     Skyline Homes               US               Building Products            Manufactured Housing                10.0

         Lewes                   US                 Home Products              Bldg/Repair & Maint.                 7.0

      Cardo Door               Holland          Coated Products B.V.             Industrial/Bldg &
                                                                                   Construction                     6.7

          VAW                  Germany          Coated Products B.V.                Industrial                      6.5

        Talfab                  U.K.            Coated Products U.K.                Industrial                      5.7

    Atlas Caravans              U.K.            Coated Products U.K.                    RV                          5.5

    Atlas Caravans              U.K.                   Ellbee                           RV                          3.4

       Willerby                 U.K.                   Ellbee                           RV                          5.1

       Willerby                 U.K.            Coated Products U.K.                    RV                          3.3

   Payless Cashways              US                 Home Products              Bldg/Repair & Maint.                 5.1

      Cobra Ind.                 US               Building Products                     RV                          5.1

     Redman Homes                US               Building Products            Manufactured Housing                 5.0

     Midwest Mfg.                US                 Door Products               Bldg & Construction                 4.8

     Farmer Boy Ag               US               Building Products           Rural Roofing & Siding                4.6

      Bernsdorfer              Germany          Coated Products B.V.             Industrial/Bldg &
                                                                                   Construction                     4.4
                                                                                                                   -----
                                                                                                                   118.4
(23% of total sales)

                                                                                                Approximate 1995 Purchases
              Supplier                        Product                  Country                           ($MM)
         ------------------                   --------               ------------               --------------------------
          Nichols Aluminum                    Aluminum                    US                             31.3

               Alcan                          Aluminum               U.K./Holland                        13.5

               Alumax                         Aluminum                US/Europe                          26.2

         Barclay's Trading                    Aluminum               U.K./Holland                        22.8

          Decatur Aluminum                    Aluminum                    US                             19.0

               Okaya                           Steel                      US                             15.7

             Hoogovens                        Aluminum               Holland/U.K.                         2.2

          Bethlehem Steel                      Steel                      US                              8.7

              Nextech                          Steel                      US                              8.3

            Certainteed                        Vinyl                      US                              7.8
                                                                                                         -----

                                                                                                         155.5

                               SCHEDULE 3.1(y)
                              BOOKS AND RECORDS


1. Alumax Coated Products B.V. and Alumax Europe B.V. do not have all corporate records available. For instance, neither company has copies of all amendments to its articles of association.

                                SCHEDULE 3.2(c)
                       GOVERNMENTAL FILINGS BY PURCHASER

1. Environmental permits and other permits and licenses required for business of the Home Products Division of Alumax Aluminum Corporation to be conducted by Euramax Home Products, Inc.

2. The Social Economical Merger Code ("SER besluit Fusiegedrags Regels 1975") notification in the Netherlands and the notification requirements under the Collective Labor Agreement of the Metallurgic and Electrochemical Industries.

3.  Dutch requirement to consult with work councils:

         The Works Councils of Alumax Coated Products B.V. and Alumax Extrusions B.V. must give a positive advice.

         Under the applicable collective labor agreement of Alumax Coated Products B.V. there is a notification requirement (see Article X.6 of the CLA).

4. The Works Councils of Alumax Industries SA and Alumax Coated Products SA must have been consulted prior to the sale.

                               SCHEDULE 4.1(c)
                         PLANNED CAPITAL EXPENDITURES

                     Alumax Fab. Products North America*
                          1996 Capital Expenditures

                                                                          (000$)
                                                                          ------
January - February Actual                                                 1,638
March Forecast                                                              577
                                                                           ----
1st Qtr. Forecast                                                         2,215
2nd Qtr. Forecast                                                         1,758
3rd Qtr. Forecast                                                           893
4th Qtr. Forecast                                                           893
                                                                          -----
  Total 1996                                                              5,759
                                                                          =====




*Excluding Magnolia

                   Alumax Fabricated Products North America
                               1996 Profit Plan
                     Summary of 1996 Capital Expenditures

(000's)

            Company                                    Project Description                                      Amount
        ---------------       ------------------------------------------------------------------------      --------------
        BPD                    Helena Fabrication Facility                                                         2,250
        BPD                    Projects Between $80,000 and $499,000                                               1,190
        BPD                    Projects Under $80,000                                                                610
                                                                                                            ------------
                               Total                                                                               4,050

        HPD                    Projects Between $80,000 and $499,000                                                 475
                               Projects Under $80,000                                                                175
                                                                                                            ------------
                               Total                                                                                 650

        Door                   Projects Between $80,000 and $499,000                                                 230
                               Projects Under $80,000                                                                422
                                                                                                            ------------
                               Total                                                                                 652

        Appliance              Projects Between $80,000 and $499,000                                                   0
                               Projects Under $80,000                                                                407
                                                                                                            ------------
                               Total                                                                                 407

        Total                  Projects Over $500,000                                                              2,250
                               Projects Between $80,000 and $499,000                                               1,895
                               Projects Under $80,000                                                              1,614
                                                                                                            ------------
                               Total                                                                               5,759

                  Alumax Fabricated Projects North America**
                               1996 Profit Plan
              1996 Capital Expenditures From $80,000 To $499,999


(In Thousands)
                                                                                                                   Total
                                                                                                                    CPAR
    Division         Branch                                       Description                                      Amount
    --------         ------            ---------------------------------------------------------------------       ------
    BPD              Moullon           Manufactured Housing Drip Edge Machine                                       110.0
                     Bristol           Handling equipment, skids and carts for plant 2 (laminated product)          225.0
                     Perris Valley     Two hydraulic payoffs                                                         80.0
                     Mansfield         Cutline with payoff, mesa tooling, and post-cut die                           80.0
                     Elkhart           CNC punch press                                                              100.0
                     Sacramento        Four point welder for sash & frame                                            85.0
                     Sacramento        Automatic glazing beading system                                              80.0
                     Sacramento        Automatic XYZ glass cutter                                                   100.0
                     Helena            Slitter crane expansion                                                       80.0
                     Helena            Paintline drive updates                                                      250.0
                                       Total Building Products                                                    1,190.0

    HPD              Lancaster         16" soffit tooling and equipment modifications                               155.0
                     Lancaster         4" mitre dies                                                                320.0
                                       Total Home Products                                                          475.0

    Door             RICHMOND          NITROGEN SPRING FOR DIES                                                     100.0
                     OCALA             EMBOSS PRESS AUTOMATION                                                      130.0
                                       Total Door Products                                                          230.0


    Appliance        None

    Corporate        None


                                       TOTAL 1996 PROJECTS FROM $80,000 TO $499,999                               1,895.0

                          1996 Capital Expenditures
                      Alumax Fabricated Products Europe*


(000's)

                              Jan - Feb Actual                                         $798
                              March Fcst                                                322
                                   Q1                                                 1,120
                                   Q2                                                 3,196
                                   Q3                                                 3,822
                                   Q4                                                 3,556
                                                                                -----------
                                       Full Year                                $  11,694**
                                                                                ===========


__________________________________

* All numbers are based on the exchange rates reflected in each of Schedules A, B, C, D and E.

**       Because all of the numbers have been rounded to the nearest thousand, the total is overstated by $15,000.

                                  Exhibit A

Fx Rate:  1.56              Coated Products U.K. Ltd.
                               (Corby, Northants)

                                   Mar      Apr      May     Jun     Jul      Aug      Sep     Oct     Nov      Dec      Total
                              ------------------------------------------------------------------------------------------------
       Decor Registration                             23                                                        109        132
       FLT                                                                                                       94         94
       Leveller                                      156                               172                                 328
       Powder Pretreatment                   70                                                        632                 702
       Sheet Div. Equipment                                                    78       78      78      78       78        390
       P/Line Pretreatment                                   234                                                           234
       P/Line Structure                                       55                                                            55
       Enviro Monitoring                                                                        47                          47
       Computer Screens                                               16                16              16                  48
       Cars                        27        39                       28       39                                          133
       7.5 T Trucks                                                                             47                          47
       Incinerator*                                                   83      484              123                         690
       Brake Press*                                           55                                                            55
       RAF Machine*                          36                                                                             36
       FLTs*                       76                                                                                       76
       CR Steel Pretreat*                    39                                                                             39
       Trailers*                             23                                                                             23
       Screen Cleaning*                      70                                                                             70
       Dl Water Quench*                      16                                                                             16
       Embosser Brake*                       25                                                                             25
                              ------------------------------------------------------------------------------------------------
                                  103       318      179     344     127      601      266     295     726      281      3,240
                              ================================================================================================

                                                                  Exhibit B

Fx Rate:  .63                                               Coated Products B.V.*
                                                           (Roermond, Netherlands)

                                      Mar     Apr      May     Jun      Jul     Aug      Sep      Oct      Nov     Dec     Total
                                  ----------------------------------------------------------------------------------------------
Revision roof Building WPL/DL                                  95                                                            95
A/C Offices                                            63                                                                    63
Optimize communications system                                                                    76                         76
Info. Supply Data                             32               32                        63       32                        159
Manager's Funds                               32       32      32       32      32       32       63       32      32       319
Replacement Porta Spec                                         76                                                            76
Equipment Lab                                          38                                76                                 114
Environmental & Safety                        44                        32                                 38               114
Company Cars                                  32                                                           38                70
Standard Paint Line                                    32     139      189     430       63       32              347     1,232
Wide Paint Line                                               189      189     378      378      189      189     378     1,890
Decor Line                              9             101     107               95                                          312
Embossing Line                                                                  76                                           76
Sheet Division                               113      473                                                                   586
                                  ---------------------------------------------------------------------------------------------
                                        9    253      739     670      442   1,011      612      392      297     757     5,182
                                  =============================================================================================




__________________________________

* Although the total amount for the capital expenditures for the rest of 1996 will be approximately correct, the allocation to the respective items may be different.

                                  Exhibit C

Fx Rate:  1.56                 Ellbee Limited
                              (Pudsey W. Yorks)



                                              Mar     Apr     May    Jun     Jul    Aug     Sep    Oct     Nov     Dec       Total
                                           ---------------------------------------------------------------------------------------
 BUILDINGS
 Compressor House & Balling Unit                                                             39                                 39
 Roof for External Chemical Waste Area                                11                                                        11
 Install Emergency Lighting                                                                   6      6       6       6          24

 PLANT
 Tractor Units                                                                      156                                        156
 Trailer Units                                                                       62                                         62
 Auto-Glazing Machines                         39      39      39     39      78     78                                        312
 Glass Handling Equipment                                                     27                    27                          54
 UPVC Welding Equipment                        12                                                                               12
 Shrink Wrapping Machine                                                                                    39                  39
 General Material Handling Equipment                                  23      23                                                46
 Surface Grinder                                               27                                                               27
 No. 1 Factory Compressor Update                                                     19                                         19
 Metal Hardness Tester                                  3                                                                        3
 C.A.D. System                                         16      16                                                               32
 Computing General                                                                            8      8       8       8          32

 1996 REPLACEMENT & REFURBISHMENT
 Crimping Machines                                                     9                      9                                 18
 Lathe                                                                                                                           0
 Director's Car                                                                              16                                 16
 Vans                                          41                                                                               41
 Managers Fund                                                                               16     16      23      16          71

 1995 ITEMS
 Corner Cleaner                                12                                                                               12
                                           ---------------------------------------------------------------------------------------
                                              104      58      82     82     128    315      94     57      76      30       1,026
                                           =======================================================================================


                                  Exhibit D

Fx Rate:  .2
                             Coated Products S.A.
                               (Cedax, France)


                       Mar      Apr      May      Jun      Jul     Aug      Sep      Oct       Nov       Dec     Total
                       -----------------------------------------------------------------------------------------------
   Shop                          12      127       20       29               20       30        40       411       689
   Others               27       72       20       38       20                        18                           195
                       -----------------------------------------------------------------------------------------------
                        27       84      147       58       49       0       20       48        40       411       884
                       ===============================================================================================


                                       Exhibit E

Fx Rate:  .20                       Industries S.A.
                                    (Bellay, France)


                          Mar      Apr      May      Jun     Jul      Aug      Sep      Oct       Nov       Dec     Total
                       --------------------------------------------------------------------------------------------------
 Modular Building                                                       5                                               5
 Vehicle Building                    5                 5               10                                              20
 Subcontracting                     30                                                   40                            70
 Machining/Paint                                                      125                                             125
 Other                     23        4        4       24                4        4       21                            84
 Management                50                20       80                                           80                 230
 Management Funds           5        5        5        5       5        5        5        5         5                  45
                       --------------------------------------------------------------------------------------------------
                           78       44       29      114       5      149        9       66        85         0       579
                       ==================================================================================================

                                 SCHEDULE 4.1
                    TERMINATED GUARANTEES AND OBLIGATIONS

1. Cross guarantee given by Alumax Holdings Limited to National Westminster Bank dated March 21, 1994 in respect of UK Centralized Cash Management System, dated March 1994.

2. Guarantee given by National Westminster Bank to HM Customs & Excise (L.50,000) dated March 21, 1994 for payment of sums due by Alumax Ellbee Ltd. and counter-indemnity given by Alumax Ellbee Ltd. to National Westminster Bank.

3. Guarantee given by National Westminster Bank to HM Customs & Excise for payment of sums due by Alumax Coated Products Ltd. and counter-indemnity given by Alumax Coated Products Ltd. (L.30,000).

4. Cross guarantee for centralized cash management system of Alumax Inc., dated March 24, 1994 (guarantees the obligations of Alumax Holdings Limited, Alumax Coated Products UK and Alumax Ellbee Limited and Kawneer UK Limited).

5. Indemnity from Alumax Holdings Limited to National Westminster Bank, dated March 24, 1994.

6. Cross guarantee for centralized cash management system of Alumax Coated Products UK Limited, dated March 30, 1994 (guarantees the obligations of Alumax Holdings Limited, Alumax Ellbee Limited and Kawneer UK Limited).

7. Cross guarantee for centralized cash management system of Alumax Ellbee Limited, dated March 1994 (guarantees the obligations of Alumax Coated Products UK Limited, Alumax Holdings Limited and Kawneer UK Limited).

8. Alumax Coated Products B.V. and Alumax Europe B.V. have additional tax obligations as set forth in Schedule 3.1(q) (see numbers 4 and 5).

                              SCHEDULE 4.1(iii)
                           CHANGES IN BENEFIT PLANS


1. The Alumax Incentive Compensation Plan bonus will be paid to participants pro rata to the number of months of Alumax ownership of the Sale Companies in 1996.

2. A retention bonus of two months salary will be paid to senior management (approximately 20 people) on consummation of the transaction. Under the terms of the UK Pension Scheme (as defined in item no. 1 of Schedule 3.1(m)(viii)) this will count for the purposes of "Pensionable Salary" and "Final Pensionable Salary" as defined in the governing documentation of the UK Pension Scheme.

3. See disclosure made in respect of Fred Farrar under item no. 5 of Schedule 3.1(f).

4. Alumax Ellbee Limited is likely to make nine employees redundant during the month of August. This may result in severance costs of approximately
    L.2000 and may subject the company to claims.

                               SCHEDULE 4.11(a)
                            EMPLOYMENT AGREEMENTS


1. Letter of July 18, 1983 from Euramax International to R. A. Walters offering employment, as accepted July 18, 1983.

2. Letter of July 15, 1983 from Euramax International to R. A. Walters offering relocation expenses.

3.  Guarantee letter from Alumax Inc. to Jean-Claude Bonnard dated March 10,
    1988.

4. Employment Letter from Alumax International to Aloyse Wagenar dated March 20, 1992 (superseded by the "Contrat de Travail)."*

5. Employment Contract ("Contrat de Travail") between UCP Societe Industrielle and Aloyse Wagener, dated July 1, 1992.

6. Appointment Letter of April 24, 1970 from Aluminum Extruders Nederland N.V. (now Alumax Coated Products B.V.) to J.M. Cuypers.

7. Inter-office correspondence of September 6, 1976 from J. J. Reddy to J.M. Cuypers regarding position of Acting General Manager.

8. Appointment Letter, dated September 27, 1977 from Alumax International Ltd. to Neil Davies.

9. Employment letter, dated August 14, 1986, from Euramax Aluminium Limited to Gerald Williams, as accepted on August 19, 1986.

10. Employment letter, dated December 23, 1994, from Alumax Ellbee Limited to Paul Encell, as accepted on December 26, 1994.

11. Employment letter from Euramax Limited to Ms. A. M. Pallares dated February 1, 1991.

12. Employment agreements of all employees of U.K. Sale Companies.





__________________________________

     * To the extent this Employment Letter is superseded, the Employment Letter will not be binding.

                               SCHEDULE 4.11(c)
           EXISTING EMPLOYEE BENEFITS OF U.S. TRANSFERRED EMPLOYEES

1.  Alumax Inc. Group Life Medical, Dental and Disability Plans provide for:

    Medical Benefits*
    Prescription Drug Benefits
    Dental Benefits
    Vision Care Benefits
    Health Care Reimbursement Benefits
    Dependent Care Reimbursement Benefits
    Employee Life Insurance Benefits
    Spouse's Life Insurance Benefits
    Children's Life Insurance Benefits
    Accidental Death and Dismemberment Insurance Benefits

2.  Long Term Disability Insurance Plan

3.  Business Travel Accident Insurance Plan

4.  Alumax Severance Pay Plan

5.  Alumax Executive Separation Plan

6. Alumax Inc. Thrift Plan for Salaried Employees (incorporating an Employee Stock Ownership Plan)

7.  Incentive Compensation Plans (bonus)

8.  Vacation Plan

9.  Holidays

10. Jury Duty

11. Military Duty

12. Short Term Salary Continuation

13. Back Pay

14. Leave of Absence Policy

15. Scholarship Program





__________________________________

     * Contracts with: Aetna PPO & Indemnity, Partners HMO (Alumax Building Products, Elkhart, Perris Valley and Reidsville), HealthGuard HMO (Home Products, Lancaster), Blue Cross OH (Alumax Appliance and Specialty Products, Vandalia)

16. Tuition Assistance Plan

17. Bereavement Pay

18. Matching Gift Program

19. Relocation Plan

20. Service Recognition Program

                               SCHEDULE 4.11(e)
         EXISTING EMPLOYEE BENEFITS OF EUROPEAN TRANSFERRED EMPLOYEES

Dutch Sale Companies:

1. VUT (early retirement to schedule) based on the collective labor agreement for the Metallurgic and Electrotechnical industry.

2. Pension scheme based on the collective labor agreement of the Metallurgic and Electrotechnical industry.

3. Pension insurance with "Zwitzerleven/Swiss Life Insurance" for salaries above the maximum salary of the collective labor agreement for the Metallurgic and Electrotechnical industry.

4. Sickness disability pension insurance ("ao-pension") with "Nationale-Nederlanden" for management.

5.  See also insurance register as drawn up by Marsh & McLennan.

6. Collective Medical Insurance for Alumax Coated Products B.V. employees who are not mandatorily insured under the Medical Insurance Fund taken out with "de Amersfoortse."

7. Insurance for the shortfall in disability payments in the Metallurgic and Electrotechnical industry with certain Dutch insurers.

8. The Alumax U.K. Pension Plan (formerly the Euramax Limited Group Life Insurance and Retirement Plan ("the UK Pension Scheme")). Life cover for members of the UK Pension Scheme is insured with Sun Alliance Insurance Group.

9. The Euramax Group Supplementary Pension Plan (or "Thrift Scheme") is invested separately with an insurance company but forms part of the trust of the UK Pension Scheme. It comprises voluntary contributions by a member and additional contributions paid by the employers.

Alumax Ellbee Limited (benefits set out in Company Handbook):

       a.        Sick pay

       b.        Long term disability

       c.        Holidays

       d.        Family bereavement absence

       e.        Overtime

       f.        Personal Accident Insurance

       g.        Motor cars


Alumax Holdings Limited and Alumax Coated Products U.K. Limited (benefits set out in Alumax Coated Products U.K. Limited Company Handbook):

       a.        Bereavement Leave

       b.        Shift Allowances

       c.        Legal Consultation

       d.        Company Committee

       e.        Canteen

       f.        Sick Pay

       g.        Holidays

       h.        Pension scheme

       i.        Motor cars

       j.        Small quantities of Company products

       k.        Overtime

       l.        Jury service

       m.        Long-term disability

       n.        Personal accident insurance


Other benefits for employees of U.K. Sale Companies:

       a. PPP Health Plan (U.K. Sale Companies continue to provide PPP to Directors who retire early until they reach the age of 65).

       b. Group Salary Continuation Insurance with Zurich Life (long-term disability).

       c. Directors of U.K. Sale Companies are, in practice, given their company car when they retire.

       d.        Alumax Inc. Annual Incentive Plan.

       e.        Alumax Long-Term Incentive Plan.

       f. Alumax Coated Products U.K. Limited discretionary bonus scheme (one-off payment in December).

       g. Alumax Ellbee Limited bonus scheme (one-off payment in December).

Alumax Industries S.A. (other than those provided by law or the applicable Collective Bargaining Agreement - see item no. 2 on Schedule 3.1(v)):

    a. End of year bonus granted to employees (executive and non-executive with the exception of unskilled workers).

    b.   Four company cars (three salesmen and Mr. Wagener).

Alumax Coated Products S.A. (other than those provided by law of the applicable Collective Bargaining Agreement - see item no. 2 on Schedule 3.1(v)):

    a. End of year bonus granted to employees (executive and non-executive, with the exception of unskilled workers).

    b.   Seven company cars.

    c. Advance of medical expenses incurred by employees (reimbursed to the company after Social Security reimburses the employee).

                                 SCHEDULE 4.13
                                 KEY EMPLOYEES

1.  J. David Smith

2.  Frank Geist

3.  Neil Bayshore

4.  Mitchell Lewis

5.  Michael Hoffman

6.  Neil Davies

7.  Roger Walters

8.  David Pugh

9.  Aloyse Wagener

10. Jean-Claude Bonnard

11. Jo Cuypers

                                      SCHEDULE 4.15(a)
                                   LIST OF BANK ACCOUNTS

               COMPANY/DIVISION                          BANK NAME                ACCOUNT TYPE             LOCATION
- ---------------------------------------------   ---------------------------  ----------------------  -------------------
ALUMAX HOME PRODUCTS
- --------------------
Alumax Aluminum Corporation                     Cole Taylor Bank             PETTY CASH              BEDFORD PK, IL
Alumax Aluminum Corporation                     Fulton Bank                  PETTY CASH              LANCASTER, PA
Alumax Aluminum Corporation                     Fulton Bank                  PAYROLL                 LANCASTER, PA
Alumax Aluminum Corporation                     Nationsbank of Texas         PETTY CASH              GRAND PR'E, TX
Alumax Aluminum Corporation                     Trust Company of Georgia     PETTY CASH              ATLANTA, GA
Alumax Aluminum Corporation                     Wachovia Bank of Georgia     DISBURSEMENT            NORCROSS, CA
Alumax Aluminum Corporation                     Wells Fargo                  PETTY CASH              SACRAMENTO, CA
Alumax Aluminum Corporation                     Chase Manhattan Syracuse     C. DISBURSEMENT         LANCASTER, PA
Alumax Inc.*                                    Frankford Trust Company      PETTY CASH              BRISTOL, PA
Alumax Inc.*                                    Mellon Bank                  LOCKBOX                 LANCASTER, PA
Alumax Aluminum Corporation                     Suntrust Bank                PETTY CASH              TUCKER, GA

ALUMAX BUILDING PRODUCTS, INC.
- ------------------------------
Alumax Building Products, Inc.                  Bank of America              PAYROLL                 DALLAS, TX
Alumax Building Products, Inc.                  Chase Manhattan Syracuse     C. DISBURSEMENT         DALLAS, TX
Alumax Building Products, Inc.                  First National Bank of       LOCKBOX                 DALLAS, TX
                                                Chicago

ALUMAX COATED PRODUCTS, B.V.
- ----------------------------
Alumax Coated Products B.V.                     Generale Bank (previously    MASTER**                NETHERLANDS
                                                Credit Lyonnais Bank)
Alumax Coated Products B.V.                     National Westminster Bank    MASTER                  NETHERLANDS
Alumax Coated Products B.V.                     Commerzbank                  MASTER                  NETHERLANDS
Alumax Coated Products B.V.                     ABN AMRO Bank N.V.           MASTER (Guilders)
Alumax Coated Products B.V.                     BFG                          MASTER (DM)

ALUMAX COATED PRODUCTS, S.A.
- ----------------------------
Alumax Coated Products S.A.                     Monte Paschi Banque          MASTER                  FRANCE
Alumax Coated Products S.A.                     Societe Generale             MASTER                  FRANCE

ALUMAX COATED PRODUCTS, INC.
- ----------------------------
Alumax Coated Products, Inc.                    Chase Manhattan Syracuse     C. DISBURSEMENT         DALLAS, TX
Alumax Coated Products, Inc.                    Nationsbank of Texas         PAYROLL                 DALLAS, TX

ALUMAX DOOR PRODUCTS, INC.
- --------------------------
Alumax Door Products, Inc.                      Bank of America              LOCKBOX                 CHICAGO, IL
Alumax Door Products, Inc.                      Barnett Bank                 PAYROLL                 OCALA, FL
Alumax Door Products, Inc.                      Chase Manhattan Syracuse     C. DISBURSEMENT         RICHMOND, IN
Alumax Door Products, Inc.                      First Union Bank             PETTY CASH              OCALA, FL

__________________________________

     *   Legal names being changed.

     ** Held in different accounts in Guilders, French Francs, Deutsche Marks and U.S. Dollars.

Alumax Door Products, Inc.                      Star Bank                    PAYROLL                 RICHMOND, IN
Alumax Door Products, Inc.                      Star Bank                    PETTY CASH              RICHMOND, IN
Alumax Door Products, Inc.                      Star Bank                    PAYROLL                 RICHMOND, IN

ALUMAX ELLBEE LIMITED                           National Westminister Bank   MASTER                  PUDSEY, ENGLAND
- ---------------------
ALUMAX COATED PRODUCTS UK LIMITED               National Westminster Bank    CURRENT                 HARROW, ENGLAND
- ---------------------------------
ALUMAX EUROPE BV                                Generale Bank                MASTER                  NETHERLANDS
- ----------------

ALUMAX HOLDINGS LIMITED
- -----------------------
Alumax Holdings Limited                         National Westminister Bank   TREASURY ACCT.          UXBRIDGE
Alumax Holdings Limited                         National Westminister Bank   MASTER                  UXBRIDGE
Alumax Holdings Limited                         National Westminister Bank   TRADING ACCT.           UXBRIDGE

ALUMAX INDUSTRIES SA                            Societe Generale             MASTER                  FRANCE
- --------------------

APPLIANCE & SPECIALTY PRODUCTS, INC.
- ------------------------------------
Appliance & Specialty Products, Inc.            Chase Manhattan Syracuse     C. DISBURSEMENT         CARROLLTON, KY
Appliance & Specialty Products, Inc.            Farmers Bank of Milton       DEPOSITORY              CARROLLTON, KY
Appliance & Specialty Products, Inc.            Farmers Bank of Milton       PAYROLL                 CARROLLTON, KY
Appliance & Specialty Products, Inc.            Farmers Bank of Milton       PAYROLL                 CARROLLTON, KY

                                   SCHEDULE 4.15(b)
                         AGGREGATE BALANCES IN BANK ACCOUNTS


                    To be inserted as provided in Section 4.15(b)

                                SCHEDULE 4.17
                                  FINANCING

                         Term Sheet Mezzanine Financing
                         ------------------------------


Aggregate Principal Amount                 $125,000,000

Maturity                                   8 years

Amortization                               100% at stated maturity

Fees                                       2%

Interest Rate                              12%, payable in case semi-annually

Warrants                                   None

                               SCHEDULE 5.2(d)
                               LIST OF CONSENTS


See Schedule 3.1(d)(ii).

                                SCHEDULE 5.2(f)
                      REQUIRED CORPORATE OR OTHER ACTIONS

Actions to be requested by Purchaser in written notice to Seller not less than 15 business days prior to the Closing Date.

                                SCHEDULE 5.2(l)
                      INTELLECTUAL PROPERTY TO BE ASSIGNED

                              U.S. SALE COMPANIES

The following is a list of all patent registrations and applications and trademark registrations and applications (all in the name of Alumax Inc.) used in the business of Alumax Fabricated Products, Inc. or its Subsidiaries.

                                    PATENTS

Roof Ventilating Apparatus            5,035,172                 7-30-91
(gable)
A gable ventilator comprising a vent member which holds and displaces an eaves panel and a bracket which positions and supports the vent member.

Roof Ventilating Apparatus            4,995,308                 2-26-91
(Fascia)
A fascia ventilator which is low in profile and comprises a vent member and a cover member. The vent member is provided with either apertures or channels through which air may pass. The ventilator is further provided with a fiberglass mesh filter for excluding entry of insects and similar pests.

SPLASH BLOCK                          5,441,364                 8-15-95

The novel feature of the invention relates to means for coupling two or more splash blocks together to connect the splash blocks, such that the effective length of the splash block can be extended to carry water under force of gravity any desired distance from the building foundation.

Reinforced Siding Panel               4,718,214                 1-12-88

An improved siding panel providing greater rigidity to the panel while reducing the weight of the panel compared to a thicker metal sheet.

Gutter Guard Ferrule                  5,228,247                 7-20-93

A ferrule for use in a rain gutter to surround a spike which connects the gutter to a supporting wall, with the gutter beneath an overhanging roof edge.

Gutter Guard Screen Support Clip      5,044,581                 9-03-91

A clip for supporting a guard screen on a rain gutter to keep leaves and other debris from entering the gutter.

                              PATENT APPLICATIONS

"Gutter Connector"                08/541,921                    10-10-95

Method of joining or connecting metal gutter sections together so that the joint will look good, with virtually no shadow line, be leak-proof and easy to install. Product will consist of an outer metal strip and a seal tape and/or compound as inner seal.

"Stile Clip for Mirrored          In Preparation
Wardrobe Door"

This invention relates to mirrored wardrobe doors. A mirror is mounted within a metal frame which, in turn, is either pivotally or slidable mounted in the door opening. The mirror thus serves as the only door panel. Inexpensive mirrored wardrobe doors have suffered the problem that forces exerted on the frame by a user to open the door can distort the frame sufficiently to cause it to separate from the mirror. Mirrored wardrobe doors built sufficiently sturdy to avoid this problem tend to be more expensive. This invention is designed to be a low cost solution to this problem.


                                U.S. TRADEMARKS

J" DESIGN (7)                         1,037,787                 04-13-76
For sheet metal entrance and passageway doors and parts therefor in Class 6 (US Class 12)Renewal applied for 1-29-96

PERM-A-SPOUT (137)                    1,791,638                 09-07-93
For plastic downspouts and plastic elbows for rain gutters, in Class 19 (US Class 12)

RIGI-DOR (15)                         1,101,188                 09-05-78
For sheet metal entrance and passageway doors, and parts therefor in Class 6 (US Class 12)

VERTA PLANK (94)                      1,176,811                 11-10-81
For metal siding panels in Class 6 (US Class 12)


                              PENDING APPLICATIONS

CornerFlex                            SN 75/087671              04-15-96
For adjustable angle aluminum flashing

Seamer                                Search being conducted.
For sealed metal gutter connector

                           TRADEMARKS BASED ON USAGE

Alumax Building Products, Inc.

Alu-loc
Alu-tuff
Alu-tuff II


Alumax Door Products, Inc.

Rigi-Gard
Integrity
Illusions


                                   LITIGATION

Alumax Door Products, Inc. has been notified by Therma-Tru Corporation of Maumee, Ohio, that it wishes to discuss the possibility that Door Products' "Illusions" door infringes Therma-Tru's Compression Molded Door Assembly patent, U.S. Patent #4,550,540 (the "540 patent"). Therma-Tru has recently won an infringement action involving the 540 patent against Peachtree Doors, Inc. Patent counsel for Door Products recommended certain changes in the "Illusion" door after reviewing the 540 patent. Therma-Tru is still pursuing a meeting.


                               FOREIGN TRADEMARKS

PERM-A-SPOUT                      Canada


                                   COPYRIGHTS

None.

                                     SCHEDULE 7.3(a)
                             NON-ASSUMED ENVIRONMENTAL SITES

                       SITE                            FILE             MATTERS/CASES
                                                       NO(S)
- --------------------------------------------------------------------------------------------------------------------------------
 Colbert Landfill                                  1.500.4              Colbert Landfill
 Spokane, WA
 Alumax Fabricated Products, Inc.

                                                   15.604.1             Key Tronics v. Alumax

                                                   15.604.2             U.S. v. Alumax Fabricated Products and
                                                                        Alumax Hill Products
- --------------------------------------------------------------------------------------------------------------------------------

 Holtz Krause Landfill                             1.500.77
 Harshfield, WI
 Alumax Building Products, Inc.

- --------------------------------------------------------------------------------------------------------------------------------

 Mica Landfill                                     1.500.78             Mica Landfill
 Spokane, WA
 Alumax Fabricated Products, Inc.

- --------------------------------------------------------------------------------------------------------------------------------


 Mid-State Disposal                                1.500.26             Mid States
 Marathon, WI
 Alumax Building Products, Inc.
- --------------------------------------------------------------------------------------------------------------------------------


 Refuse Service, Inc. Landfill                     1.500.69
 McPherson, KS
 Alumax Fabricated Products, Inc.
 Alumax Building Products, Inc.

- --------------------------------------------------------------------------------------------------------------------------------

 Spickler Landfill                                 1.500.103
 Marshfield, WI
 Alumax Fabricated Products, Inc.

- --------------------------------------------------------------------------------------------------------------------------------


 Industrial Solvents                               1.500.44
 Newberry Township, PA
 Home Products Division of Alumax
   Aluminum Corporation
 Alumax Building Products

- --------------------------------------------------------------------------------------------------------------------------------

 Helen Kramer Landfill
 Mantau Township, New Jersey

                       SITE                             FILE                         MATTERS/CASES
                                                       NO(S)
- --------------------------------------------------------------------------------------------------------------------------------

 Welsh Road Site
 Chester County, Pennsylvania

- --------------------------------------------------------------------------------------------------------------------------------

 Chemical Recycling, Inc.
 Wylie, Texas

- --------------------------------------------------------------------------------------------------------------------------------

 Modern Sanitation
 York, Pennsylvania



                               SCHEDULE 7.3(b)
                             OTHER DISPOSAL SITES

Amax Metals Recovery, Inc., Braithwaite, LA (waste from Lancaster)

Chemical Conservation of Georgia, Valdosta, GA (waste from Lancaster)

Safety Kleen Corp., Linden, NJ (waste from Lancaster)

Industrial Solvents, York Haven, PA (waste from Lancaster)

Marisol, Inc., Middlesex, NJ (waste from Lancaster)

Aptus, Coffeyville, KS (waste from Lancaster)

Omega Recovery, Whittier, CA (waste from Anaheim)

Casmalia, Casmalia, CA (waste from Anaheim)

Pacific Treatment, San Diego, CA (waste from Anaheim)

                                SCHEDULE 7.3(c)
                          POTENTIAL COMPLIANCE ISSUES

1. Richmond Air Permits: Any penalties resulting from flaws in and/or the failure to submit permit applications currently under review by the agency will be paid by Seller.

2. Richmond EPCRA Form Rs: Seller will re-examine calculations and supply documentation. If reporting is required, reporting and any associated penalties will be handled by Seller at Seller's expense.

3. Lancaster EPCRA Form Rs: Seller will re-examine calculations and supply documentation. If reporting is required, reporting and penalties will be handled by Seller at Seller's expense.

4. Ocala Paint Remediation: Seller will supply analytical data and any related information on the remediation. Any penalties and costs associated with potential reporting obligations will be paid by Seller.

5. Carrollton Stormwater Permit: Seller will arrange for removal of standing water and waste-containing rags.

6. Anaheim Drum Storage Area Berm: Seller will erect berm and will pay costs of berm and any penalties imposed due to absence of berm.

7. Anaheim EPCRA Form Rs: Seller will re-examine calculations and supply documentation. If reporting is required, reporting and penalties will be handled by Seller at Seller's expense.

8. Perris Valley OSHA: Seller will supply documentation on Hazard Communication Plan and Lookout/Tagout plan. If unavailable, Seller shall prepare or bear costs of preparation.

9. Montreuil-Bellay Drywell: Seller will obtain clarification on whether the discharge of wastewater to the drywell complies with Environmental Laws. If any costs to remediate or reroute wastewater are required, or penalties result, costs will be paid by Seller.

10. Montreuil-Bellay Acid Baths: Seller will conduct air monitoring if required, and if such monitoring demonstrates a need for control equipment, will bear cost of equipment required.

11. Roermond Facility Inspection: Any penalties arising out of paint drum inspection on February 27, 1996 shall be paid by Seller.

Seller shall have the right to have costs paid by Sales Companies if paid prior to Closing.

                                SCHEDULE 7.3(d)
                          FRENCH ENVIRONMENTAL MATTERS

1. Montreuil-Bellay Fuel Tanks: Seller will arrange for tightness testing in accordance with standard French practice (which will be described to Purchaser) and, if tanks are shown to have leaked, Seller shall bear costs of remediation. If tight, Seller shall have no further responsibility and Purchaser and Sale Companies shall make no claims under this Agreement in respect of leakage of such tanks.

2. Montreuil-Bellay Roof Asbestos: If roof must be replaced due to deficiencies in its integrity within 12 months of Closing, after affording Seller an opportunity to inspect, increased costs of removal and disposal (as regulated under French law) shall be paid by Seller.


Seller shall have the right to have costs paid by Sale Companies if paid prior to Closing.

                                SCHEDULE 7.3(e)
                          OTHER ENVIRONMENTAL MATTERS

1. Lancaster, PA: Any required further investigation and remediation of solvent and/or diesel fuel contamination under area of former paint line discovered in 1994.

2. Carrollton, KY: Any required further investigation and remediation associated with drums rumored to be buried on site.

3. Carrollton, KY: Any required further investigation and remediation of 1990 oil spill on site.

4. Anaheim, CA: Any required investigation and clean-up and remediation of release of gasoline, lead, toluene, xylene or ethyl compounds described on California State Spill and Orange County Industrial Cleanups database associated with "broken main."

5. Mesa, Az: Any required investigation and remediation associated with disposal of solvents, if any, in drywell.

6. Corby (Brunel Road), England: Any additional investigation and remediation (excluding continuation of current measures) associated with chromium contamination.

7. Montreuil-Bellay: any required investigation and remediation associated with disposal of solvent-containing wastewaters into drywell.

8. Montreuil-Bellay: Any required investigation and remediation associated with 1993 anodizing line spill.


"Required" shall mean required to be undertaken or performed under applicable Environmental Laws or as a result of an action against the Sales Companies by a regulatory authority or third party.

Seller shall have the right to have costs paid by Sales Companies if paid prior to Closing.

                                  SCHEDULE 7.4
                             INDEMNIFIED GUARANTEES


Guarantee given to Secretary of State for Trade and Industry by Euramax Aluminium Limited (now Alumax Coated Products U.K. Limited), dated May 5, 1989 (the parties are Ametalco Limited, Euramax Aluminum Limited, and the Secretary of State for Trade and Industry).

Assumption of joint and several liability pursuant to Article 403, vol. 2 of the Dutch Civil Code issued by Alumax Europe in respect of the obligations of Alumax Extrusions B.V.

                                 SCHEDULE 8.8
                      ALLOCATION OF SHARE PURCHASE PRICE



                           Intentionally left blank





                                     -1-